     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 22, 1997

                                                SECURITIES ACT FILE NO. 33-38834
                                        INVESTMENT COMPANY ACT FILE NO. 811-5011
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------
                                   FORM N-1A

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                        [ ]
                         POST-EFFECTIVE AMENDMENT NO. 7                      [X]
                        (Check appropriate box or boxes)

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940      [X]
                                AMENDMENT NO. 92                             [X]
                        (Check appropriate box or boxes)
                            ------------------------
                       CMA MICHIGAN MUNICIPAL MONEY FUND
                   of CMA Multi-State Municipal Series Trust
               (Exact Name of Registrant as Specified in Charter)

                          800 Scudders Mill Road                      08536
                          Plainsboro, New Jersey                   (Zip Code)
                      (Address of Principal Executive
                                 Offices)

       Registrant's Telephone Number, including Area Code (609) 282-2800

                                 Arthur Zeikel
                     CMA Multi-State Municipal Series Trust
                 800 Scudders Mill Road, Plainsboro, New Jersey
        Mailing Address: P.O. Box 9011, Princeton, New Jersey 08543-9011

                    (Name and Address of Agent for Service)
                            ------------------------
                                   Copies to:

                             Counsel for the Trust:
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557
                     Attention: Thomas R. Smith, Jr., Esq.
                            Philip L. Kirstein, Esq.
                          Fund Asset Management, L.P.
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                            Kevin J. Moynihan, Esq.
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
         World Financial Center, North Tower, New York, New York 10281

     It is proposed that this filing will become effective (check appropriate box)

                 [X] immediately upon filing pursuant to paragraph (b), or
                 [ ] on (date) pursuant to paragraph (b), or
                 [ ] 60 days after filing pursuant to paragraph (a)(1), or
                 [ ] on (date) pursuant to paragraph (a)(1), or
                 [ ] 75 days after filing pursuant to paragraph (a)(2), or
                 [ ] on (date) pursuant to paragraph (a)(2) of Rule 485.

     If appropriate, check the following box:

                 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


     The Registrant has registered an indefinite number of its shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The notice required by such Rule for the Registrant's most recent fiscal year was filed on May 22, 1997.

================================================================================

                       CMA MICHIGAN MUNICIPAL MONEY FUND

                     CMA MULTI-STATE MUNICIPAL SERIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

                    N-1A ITEM NO.                                       LOCATION
------------------------------------------------------  ----------------------------------------
PART A
      Item    1. Cover Page...........................  Cover Page
      Item    2. Synopsis.............................  Fee Table
      Item    3. Condensed Financial Information......  Financial Highlights; Yield Information
      Item    4. General Description of Registrant....  Investment Objectives and Policies;
                                                          Organization of the Trust
      Item    5. Management of the Fund...............  Fee Table; Management of the Trust;
                                                          Portfolio Transactions; Inside Back
                                                          Cover Page
      Item   5A. Management's Discussion of Fund
                   Performance........................  Not Applicable
      Item    6. Capital Stock and Other Securities...  Organization of the Trust
      Item    7. Purchase of Securities Being
                   Offered............................  Cover Page; Fee Table; Purchase of
                                                        Shares; Redemption of Shares; Inside
                                                          Back
                                                          Cover Page
      Item    8. Redemption or Repurchase.............  Fee Table; Purchase of Shares;
                                                        Redemption of Shares
      Item    9. Pending Legal Proceedings............  Not Applicable
PART B
      Item   10. Cover Page...........................  Cover Page
      Item   11. Table of Contents....................  Cover Page
      Item   12. General Information and History......  Not Applicable
      Item   13. Investment Objectives and Policies...  Investment Objectives and Policies
      Item   14. Management of the Fund...............  Management of the Trust
      Item   15. Control Persons and Principal Holders
                   of Securities......................  Management of the Trust; General
                                                          Information--Additional Information
      Item   16. Investment Advisory and Other
                   Services...........................  Management of the Trust; Purchase and
                                                          Redemption of Shares; General
                                                          Information
      Item   17. Brokerage Allocation.................  Portfolio Transactions
      Item   18. Capital Stock and Other Securities...  General Information--Description of
                                                        Series and Shares
      Item   19. Purchase, Redemption and Pricing of
                   Securities Being Offered...........  Purchase and Redemption of Shares;
                                                          Determination of Net Asset Value
      Item   20. Tax Status...........................  Taxes
      Item   21. Underwriters.........................  Purchase and Redemption of Shares
      Item   22. Calculation of Performance Data......  Yield Information
      Item   23. Financial Statements.................  Financial Statements

PART C
     Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

                     CMA MULTI-STATE MUNICIPAL SERIES TRUST

       CMA ARIZONA MUNICIPAL MONEY FUND                  CMA NEW JERSEY MUNICIPAL MONEY FUND
      CMA CALIFORNIA MUNICIPAL MONEY FUND                 CMA NEW YORK MUNICIPAL MONEY FUND
     CMA CONNECTICUT MUNICIPAL MONEY FUND              CMA NORTH CAROLINA MUNICIPAL MONEY FUND
    CMA MASSACHUSETTS MUNICIPAL MONEY FUND                  CMA OHIO MUNICIPAL MONEY FUND
       CMA MICHIGAN MUNICIPAL MONEY FUND                CMA PENNSYLVANIA MUNICIPAL MONEY FUND

                            ------------------------

    This document comprises the Prospectuses of CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA Michigan Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund and CMA Pennsylvania Municipal Money Fund (the "CMA State Funds" or the "Funds"), ten of the fourteen money market mutual funds (collectively, the "CMA Funds"), the shares of which are offered to participants in the Cash Management Account(R) ("CMA" or "CMA account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free credit cash balances held in CMA accounts.
                            ------------------------


    A CMA account is a conventional Merrill Lynch cash securities account or margin securities account ("Securities Account") which is linked to the CMA Funds, to money market deposit accounts maintained with depository institutions and to a Visa(R) card/check account ("Visa Account"). Merrill Lynch markets its margin account under the name Investor CreditLine(SM) service. Subscribers to the CMA service may automatically invest free credit balances held in their CMA accounts in shares of one of the CMA Funds, or such balances may be deposited automatically with a depository institution through the Insured Savings(SM) Account (the "Insured Savings Account"). The CMA Funds and the Insured Savings Account are collectively referred to as the "Money Accounts."



    Each CMA Fund is a no-load money market mutual fund seeking current income, preservation of capital and liquidity available from investing in short-term securities. The CMA Money Fund invests in money market securities generally; the CMA Government Securities Fund invests in direct U.S. Government obligations; the CMA Tax-Exempt Fund invests in tax-exempt securities and pays dividends exempt from federal income taxation; the CMA Treasury Fund invests in U.S. Treasury securities; and each of the CMA State Funds invests in tax-exempt securities and pays dividends exempt from federal and a particular state's (and, in certain instances, city's) income taxes.



    Free credit balances held in CMA accounts will be invested automatically in or deposited through the Money Account selected by the CMA subscriber as his or her Primary Money Account. The subscriber may make manual investments in any of the CMA Funds as described under "Purchase of Shares." The subscriber may change the Primary Money Account designation at any time by following the procedures set forth under "Purchase of Shares."



    Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time. As described under "Purchase of Shares," shares of the CMA Funds may be purchased directly through the Funds' Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.

                            ------------------------

    The information in this document should be read in conjunction with the description of the Merrill Lynch Cash Management Account program which is furnished to all CMA subscribers. Reference is made to such description for information with respect to the CMA program, including the fees related thereto. Information concerning the other CMA Funds is contained in the prospectus relating to each of such Funds and information concerning the Insured Savings Account is contained in the Insured Savings Account Fact Sheet. All CMA subscribers are furnished with the prospectuses of CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund and CMA Treasury Fund and the Insured Savings Account Fact Sheet. For more information about the Merrill Lynch Cash Management Account program, call toll-free from anywhere in the U.S., 1-800-CMA-INFO (1-800-262-4636).

PROSPECTUS
-----------------

JULY 22, 1997


                     CMA MULTI-STATE MUNICIPAL SERIES TRUST

       CMA ARIZONA MUNICIPAL MONEY FUND                  CMA NEW JERSEY MUNICIPAL MONEY FUND
      CMA CALIFORNIA MUNICIPAL MONEY FUND                 CMA NEW YORK MUNICIPAL MONEY FUND
     CMA CONNECTICUT MUNICIPAL MONEY FUND              CMA NORTH CAROLINA MUNICIPAL MONEY FUND
    CMA MASSACHUSETTS MUNICIPAL MONEY FUND                  CMA OHIO MUNICIPAL MONEY FUND
       CMA MICHIGAN MUNICIPAL MONEY FUND                CMA PENNSYLVANIA MUNICIPAL MONEY FUND

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800


    CMA Multi-State Municipal Series Trust (the "Trust") consists of CMA Arizona Municipal Money Fund (the "Arizona Fund"), CMA California Municipal Money Fund (the "California Fund"), CMA Connecticut Municipal Money Fund (the "Connecticut Fund"), CMA Massachusetts Municipal Money Fund (the "Massachusetts Fund"), CMA Michigan Municipal Money Fund (the "Michigan Fund"), CMA New Jersey Municipal Money Fund (the "New Jersey Fund"), CMA New York Municipal Money Fund (the "New York Fund"), CMA North Carolina Municipal Money Fund (the "North Carolina Fund"), CMA Ohio Municipal Money Fund (the "Ohio Fund") and CMA Pennsylvania Municipal Money Fund (the "Pennsylvania Fund") (together, the "Funds"). Each Fund is a non-diversified, no-load money market mutual fund seeking current income exempt from federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity. Each Fund seeks to achieve its investment objectives by investing in a portfolio of short-term, high quality obligations, the interest on which is exempt, in the opinion of counsel to the issuer, from federal income taxes, personal income taxes of the designated state and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. The Funds may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Funds to an alternative minimum tax. The Funds also may invest in derivative or synthetic municipal instruments. See "Investment Objectives and Policies--Portfolio Investments--Derivative or Synthetic Municipal Instruments." All of the investments of each Fund will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less. Dividends are declared and reinvested daily in the form of additional shares at net asset value. There can be no assurance that the investment objectives of any Fund will be realized. For more information on the Funds' investment objectives and policies, please see "Investment Objectives and Policies" on page 9. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. EACH FUND SEEKS TO MAINTAIN A CONSTANT $1.00 PER SHARE NET ASSET VALUE. THERE CAN BE NO ASSURANCE THAT ANY FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.



    Shares are offered at their net asset value. There is no minimum purchase requirement for CMA program participants. Shares of a Fund also may be purchased by individual investors maintaining accounts directly with the Trust's Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and the minimum subsequent purchase is $1,000. Such investors will not receive any of the additional services available to CMA program participants, such as the Visa Account or the automatic investment of free credit balances. Each Fund has adopted a distribution and shareholder servicing plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the "Investment Company Act"). See "Purchase of Shares."

                            ------------------------


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND
   EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION
     PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
            REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                            ------------------------



    This Prospectus is a concise statement of information about the Trust and each Fund that is relevant to making an investment in a Fund. This Prospectus should be read carefully and retained for future reference. A statement containing additional information about the Trust and each Fund, dated July 22, 1997 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained without charge by calling or writing to the Trust at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.

     UNLESS OTHERWISE INDICATED, THE INFORMATION SET FORTH IN THIS PROSPECTUS IS APPLICABLE TO EACH FUND. MANAGEMENT OF THE TRUST HAS CONSIDERED THE POSSIBILITY THAT THE USE OF A COMBINED PROSPECTUS MAY SUBJECT A FUND OR FUNDS TO LIABILITY FOR AN ALLEGED MISSTATEMENT RELATING TO ANOTHER FUND OR FUNDS. MANAGEMENT BELIEVES THIS POSSIBILITY IS REMOTE.

                                   FEE TABLE


                                                                                                      NORTH
                    ARIZONA  CALIFORNIA  CONNECTICUT  MASSACHUSETTS  MICHIGAN  NEW JERSEY  NEW YORK  CAROLINA  OHIO  PENNSYLVANIA
                     FUND       FUND        FUND          FUND         FUND       FUND       FUND      FUND    FUND      FUND
                    -------  ----------  -----------  -------------  --------  ----------  --------  --------  ----  ------------
ANNUALIZED FUND
 OPERATING EXPENSES
 (AS A PERCENTAGE
 OF AVERAGE NET
 ASSETS) FOR THE
 FISCAL YEAR ENDED
 MARCH 31, 1997:
   Management
     Fees(a).......  0.50%     0.44%        0.50%         0.50%       0.50%      0.49%      0.45%     0.50%    0.50%    0.50%
   Rule 12b-1
     Fees(b).......   0.12      0.12         0.12          0.12        0.12       0.12       0.12      0.12    0.12      0.12
   Other Expenses:
     Dividend and
       Transfer
       Agency
       Fees(c).....   0.02      0.01         0.02          0.03        0.02       0.02       0.02      0.02    0.02      0.03
     Other Fees....   0.12      0.03         0.07          0.11        0.08       0.05       0.04      0.08    0.07      0.06
                      ----      ----         ----          ----        ----       ----       ----      ----    ----      ----
     Total Other
       Expenses....   0.14      0.04         0.09          0.14        0.10       0.07       0.06      0.10    0.09      0.09
                      ----      ----         ----          ----        ----       ----       ----      ----    ----      ----
   Total Fund
     Operating
     Expenses......  0.76%     0.60%        0.71%         0.76%       0.72%      0.68%      0.63%     0.72%    0.71%    0.71%
                      ====      ====         ====          ====        ====       ====       ====      ====    ====      ====


---------------

(a) See "Management of the Trust--Management and Advisory Arrangements" -- page 26.


(b) See "Purchase of Shares" -- page 19.


(c) See "Management of the Trust--Transfer Agency Services" -- page 27.


EXAMPLE:

An investor would pay the following expenses on a $1,000 investment, assuming the operating expense ratio set forth above for each Fund and a 5% annual return throughout the period:


     CUMULATIVE
     EXPENSES                                                                                         NORTH
  PAYABLE FOR THE   ARIZONA  CALIFORNIA  CONNECTICUT  MASSACHUSETTS  MICHIGAN  NEW JERSEY  NEW YORK  CAROLINA  OHIO  PENNSYLVANIA
    PERIOD OF:       FUND       FUND        FUND          FUND         FUND       FUND       FUND      FUND    FUND      FUND
------------------- -------  ----------  -----------  -------------  --------  ----------  --------  --------  ----  ------------
 1 year............   $ 8       $  6         $ 7           $ 8         $  7       $  7       $  6      $  7    $ 7       $  7
 3 years...........   $24       $ 19         $23           $24         $ 23       $ 22       $ 20      $ 23    $23       $ 23
 5 years...........   $42       $ 33         $40           $42         $ 40       $ 38       $ 35      $ 40    $40       $ 40
10 years...........   $94       $ 75         $88           $94         $ 89       $ 85       $ 79      $ 89    $88       $ 88



     MERRILL LYNCH CHARGES AN ANNUAL PROGRAM PARTICIPATION FEE, PRESENTLY $100 FOR INDIVIDUALS, FOR THE CMA SERVICE (AN ADDITIONAL FEE, PRESENTLY $25, IS CHARGED FOR PARTICIPATION IN THE CMA VISA GOLD PROGRAM). SHAREHOLDERS OF THE FUNDS WHOSE ACCOUNTS ARE MAINTAINED DIRECTLY WITH THE TRUST'S TRANSFER AGENT AND WHO ARE NOT SUBSCRIBERS TO THE CMA PROGRAM WILL NOT BE CHARGED THE CMA PROGRAM FEE BUT WILL NOT RECEIVE ANY OF THE ADDITIONAL SERVICES AVAILABLE TO CMA PROGRAM SUBSCRIBERS.

     The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that shareholders in the Funds will bear directly or indirectly. THE EXAMPLE SET FORTH ABOVE ASSUMES REINVESTMENT OF ALL DIVIDENDS AND DISTRIBUTIONS. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE.

                              FINANCIAL HIGHLIGHTS


     Financial statements for the periods ended March 31, 1997 and the independent auditors' report thereon for each Fund are included in the Statement of Additional Information. The following per share data and ratios have been derived from information provided in the financial statements of the Funds audited by Deloitte & Touche LLP, independent auditors.


                                                          ARIZONA FUND                                  CALIFORNIA FUND
                                     ------------------------------------------------------   ------------------------------------
                                                                                  FOR THE
                                                                                  PERIOD
                                                     FOR THE                    FEBRUARY 8,
                                                    YEAR ENDED                     1993+               FOR THE YEAR ENDED
                                                    MARCH 31,                       TO                     MARCH 31,
                                     ----------------------------------------    MARCH 31,    ------------------------------------
                                       1997       1996       1995      1994        1993          1997         1996         1995
                                     --------   --------   --------   -------   -----------   ----------   ----------   ----------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................  $   1.00   $   1.00   $   1.00   $  1.00     $  1.00     $     1.00   $     1.00   $     1.00
                                     --------   --------   --------   -------     -------     ----------   ----------   ----------
Investment income--net.............       .03        .03        .03       .02        .002            .03          .03          .03
                                     --------   --------   --------   -------     -------     ----------   ----------   ----------
Total from investment operations...       .03        .03        .03       .02        .002            .03          .03          .03
                                     --------   --------   --------   -------     -------     ----------   ----------   ----------
Less dividends:
 Investment income--net............      (.03)      (.03)      (.03)     (.02)      (.002)          (.03)        (.03)        (.03)
                                     --------   --------   --------   -------     -------     ----------   ----------   ----------
Net asset value, end of period.....  $   1.00   $   1.00   $   1.00   $  1.00     $  1.00     $     1.00   $     1.00   $     1.00
                                     ========   ========   ========   =======     =======     ==========   ==========   ==========
TOTAL INVESTMENT RETURN............      2.84%      3.36%      2.83%     1.90%       1.78%*         2.88%        3.16%        2.66%
                                     ========   ========   ========   =======     =======     ==========   ==========   ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....       .76%       .58%       .54%      .59%        .46%*          .60%         .64%         .63%
                                     ========   ========   ========   =======     =======     ==========   ==========   ==========
Expenses...........................       .76%       .77%       .85%      .98%       1.15%*          .60%         .64%         .63%
                                     ========   ========   ========   =======     =======     ==========   ==========   ==========
Investment income--net.............      2.80%      3.27%      2.84%     1.89%       1.86%*         2.85%        3.11%        2.62%
                                     ========   ========   ========   =======     =======     ==========   ==========   ==========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)....................  $169,551   $137,520   $103,717   $73,414     $41,437     $1,565,802   $1,421,140   $1,168,234
                                     ========   ========   ========   =======     =======     ==========   ==========   ==========


                                                                                                       FOR THE
                                                                                                       PERIOD
                                                                                                       JULY 5,
                                                                                                        1988+
                                                                                                         TO
                                                                                                      MARCH 31,
                                        1994         1993         1992         1991         1990        1989
                                     ----------   ----------   ----------   ----------   ----------   ---------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE
OPERATING PERFORMANCE:
Net asset value, beginning of
 period............................  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                     ----------   ----------   ----------   ----------   ----------   --------
Investment income--net.............         .02          .02          .03          .05          .05        .04
                                     ----------   ----------   ----------   ----------   ----------   --------
Total from investment operations...         .02          .02          .03          .05          .05        .04
                                     ----------   ----------   ----------   ----------   ----------   --------
Less dividends:
 Investment income--net............        (.02)        (.02)        (.03)        (.05)        (.05)      (.04)
                                     ----------   ----------   ----------   ----------   ----------   --------
Net asset value, end of period.....  $     1.00   $     1.00   $     1.00   $     1.00   $     1.00   $   1.00
                                     ==========   ==========   ==========   ==========   ==========   ========
TOTAL INVESTMENT RETURN............        1.93%        2.25%        3.48%        4.96%        5.59%      5.41% *
                                     ==========   ==========   ==========   ==========   ==========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement.....         .62%         .63%         .63%         .62%         .65%       .64% *
                                     ==========   ==========   ==========   ==========   ==========   ========
Expenses...........................         .62%         .63%         .63%         .62%         .65%       .72% *
                                     ==========   ==========   ==========   ==========   ==========   ========
Investment income--net.............        1.91%        2.22%        3.42%        4.83%        5.44%      5.43% *
                                     ==========   ==========   ==========   ==========   ==========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)....................  $1,225,160   $1,014,800   $1,033,423   $1,163,288   $1,047,340   $702,698
                                     ==========   ==========   ==========   ==========   ==========   ========


---------------
* Annualized.
+ Commencement of Operations.

                                               FINANCIAL HIGHLIGHTS (CONTINUED)
                                                    CONNECTICUT FUND                                  MASSACHUSETTS FUND
                            ----------------------------------------------------------------    -------------------------------
                                                                                    FOR THE
                                                                                    PERIOD
                                                                                   APRIL 29,
                                             FOR THE YEAR ENDED                      1991+            FOR THE YEAR ENDED
                                                 MARCH 31,                            TO                   MARCH 31,
                            ----------------------------------------------------   MARCH 31,    -------------------------------
                              1997       1996       1995       1994       1993       1992         1997        1996       1995
                            --------   --------   --------   --------   --------   ---------    --------    --------   --------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING PERFORMANCE:
Net asset value, beginning
 of period................. $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00    $   1.00   $   1.00
                            --------   --------   --------   --------   --------   --------     --------    --------   --------
Investment income--net.....      .03        .03        .03        .02        .02        .03          .03         .03        .02
                            --------   --------   --------   --------   --------   --------     --------    --------   --------
Total from investment
 operations................      .03        .03        .03        .02        .02        .03          .03         .03        .02
                            --------   --------   --------   --------   --------   --------     --------    --------   --------
Less dividends:
 Investment income--net....     (.03)      (.03)      (.03)      (.02)      (.02)      (.03)        (.03)       (.03)      (.02)
                            --------   --------   --------   --------   --------   --------     --------    --------   --------
Net asset value, end of
 period.................... $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00    $   1.00   $   1.00
                            ========   ========   ========   ========   ========   ========     ========    ========   ========
TOTAL INVESTMENT RETURN....     2.79%      3.02%      2.54%      1.77%      2.20%      3.56% *      2.81%       3.05%      2.46%
                            ========   ========   ========   ========   ========   ========     ========    ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement.............      .71%       .72%       .71%       .70%       .63%       .41% *       .76%        .76%       .76%
                            ========   ========   ========   ========   ========   ========     ========    ========   ========
Expenses...................      .71%       .72%       .71%       .70%       .73%       .81% *       .76%        .76%       .76%
                            ========   ========   ========   ========   ========   ========     ========    ========   ========
Investment income--net.....     2.76%      2.97%      2.53%      1.76%      2.17%      3.46% *      2.78%       3.00%      2.43%
                            ========   ========   ========   ========   ========   ========     ========    ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............ $339,931   $313,362   $260,398   $250,038   $231,431   $197,895     $200,598    $189,482   $161,076
                            ========   ========   ========   ========   ========   ========     ========    ========   ========


                                                               FOR THE
                                                               PERIOD
                                                              JULY 30,
                                                                1990+
                                                                 TO
                                                              MARCH 31,
                               1994       1993       1992       1991
                             --------   --------   --------   ---------
                            <
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING PERFORMANCE:
Net asset value, beginning
 of period.................  $   1.00   $   1.00   $   1.00    $  1.00
                             --------   --------   --------   --------
Investment income--net.....       .02        .02        .04        .03
                             --------   --------   --------   --------
Total from investment
 operations................       .02        .02        .04        .03
                             --------   --------   --------   --------
Less dividends:
 Investment income--net....      (.02)      (.02)      (.04)      (.03)
                             --------   --------   --------   --------
Net asset value, end of
 period....................  $   1.00   $   1.00   $   1.00    $  1.00
                             ========   ========   ========   ========
TOTAL INVESTMENT RETURN....      1.74%      2.20%      3.66%      5.04%*
                             ========   ========   ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement.............       .78%       .78%       .85%       .72%*
                             ========   ========   ========   ========
Expenses...................       .78%       .78%       .87%       .97%*
                             ========   ========   ========   ========
Investment income--net.....      1.72%      2.15%      3.56%      4.92%*
                             ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)............  $150,804   $132,302   $116,340    $84,613
                             ========   ========   ========   ========


---------------
* Annualized.
+ Commencement of Operations.

                                                FINANCIAL HIGHLIGHTS (CONTINUED)
                                                       MICHIGAN FUND                                     NEW JERSEY FUND
                              ----------------------------------------------------------------    ------------------------------
                                                                                      FOR THE
                                                                                      PERIOD
                                                                                     APRIL 29,
                                               FOR THE YEAR ENDED                      1991+            FOR THE YEAR ENDED
                                                   MARCH 31,                            TO                  MARCH 31,
                              ----------------------------------------------------   MARCH 31,    ------------------------------
                                1997       1996       1995       1994       1993       1992         1997       1996       1995
                              --------   --------   --------   --------   --------   ---------    --------   --------   --------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING PERFORMANCE:
Net asset value, beginning
 of period..................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00   $   1.00   $   1.00
                              --------   --------   --------   --------   --------   --------     --------   --------   --------
Investment income--net......       .03        .03        .03        .02        .02        .03          .03        .03        .02
                              --------   --------   --------   --------   --------   --------     --------   --------   --------
Total from investment
 operations.................       .03        .03        .03        .02        .02        .03          .03        .03        .02
                              --------   --------   --------   --------   --------   --------     --------   --------   --------
Less dividends:
 Investment income--net.....      (.03)      (.03)      (.03)      (.02)      (.02)      (.03)        (.03)      (.03)      (.02)
                              --------   --------   --------   --------   --------   --------     --------   --------   --------
Net asset value, end of
 period.....................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00   $   1.00   $   1.00
                              ========   ========   ========   ========   ========   ========     ========   ========   ========
TOTAL INVESTMENT RETURN.....      2.89%      3.13%      2.57%      1.81%      2.24%      3.62% *      2.81%      3.07%      2.52%
                              ========   ========   ========   ========   ========   ========     ========   ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..............       .72%       .73%       .73%       .72%       .65%       .54% *       .68%       .68%       .71%
                              ========   ========   ========   ========   ========   ========     ========   ========   ========
Expenses....................       .72%       .73%       .73%       .72%       .74%       .80% *       .68%       .68%       .71%
                              ========   ========   ========   ========   ========   ========     ========   ========   ========
Investment income--net......      2.84%      3.05%      2.54%      1.79%      2.22%      3.53% *      2.78%      3.02%      2.51%
                              ========   ========   ========   ========   ========   ========     ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands).............  $272,969   $247,544   $220,171   $236,435   $200,200   $194,433     $683,361   $610,285   $525,747
                              ========   ========   ========   ========   ========   ========     ========   ========   ========


                                                                FOR THE
                                                                PERIOD
                                                               JULY 30,
                                                                 1990+
                                                                  TO
                                                               MARCH 31,
                                1994       1993       1992       1991
                              --------   --------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING PERFORMANCE:
Net asset value, beginning
 of period..................  $   1.00   $   1.00   $   1.00   $   1.00
                              --------   --------   --------   --------
Investment income--net......       .02        .02        .03        .03
                              --------   --------   --------   --------
Total from investment
 operations.................       .02        .02        .03        .03
                              --------   --------   --------   --------
Less dividends:
 Investment income--net.....      (.02)      (.02)      (.03)      (.03)
                              --------   --------   --------   --------
Net asset value, end of
 period.....................  $   1.00   $   1.00   $   1.00   $   1.00
                              ========   ========   ========   ========
TOTAL INVESTMENT RETURN.....      1.82%      2.21%      3.49%      4.95% *
                              ========   ========   ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement..............       .70%       .70%       .74%       .64% *
                              ========   ========   ========   ========
Expenses....................       .70%       .70%       .74%       .76% *
                              ========   ========   ========   ========
Investment income--net......      1.80%      2.16%      3.42%      4.74% *
                              ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands).............  $441,846   $388,903   $350,058   $356,475
                              ========   ========   ========   ========


---------------
* Annualized.
+ Commencement of Operations.

                                              FINANCIAL HIGHLIGHTS (CONTINUED)
                                                                    NEW YORK FUND
                        -----------------------------------------------------------------------------------------------------
                                                                                                                     FOR THE
                                                                                                                     PERIOD
                                                                                                                     JULY 5,
                                                           FOR THE YEAR ENDED                                         1988+
                                                                MARCH 31,                                              TO
                        -----------------------------------------------------------------------------------------   MARCH 31,
                           1997         1996        1995       1994       1993       1992       1991       1990       1989
                        ----------   ----------   --------   --------   --------   --------   --------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period...............  $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                        ----------   ----------   --------   --------   --------   --------   --------   --------   --------
Investment
 income--net..........         .03          .03        .03        .02        .02        .03        .05        .05        .04
                        ----------   ----------   --------   --------   --------   --------   --------   --------   --------
Total from investment
 operations...........         .03          .03        .03        .02        .02        .03        .05        .05        .04
                        ----------   ----------   --------   --------   --------   --------   --------   --------   --------
Less dividends:
 Investment
   income--net........        (.03)        (.03)      (.03)      (.02)      (.02)      (.03)      (.05)      (.05)      (.04)
                        ----------   ----------   --------   --------   --------   --------   --------   --------   --------
Net asset value, end
 of
 period...............  $     1.00   $     1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                        ==========   ==========   ========   ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT
 RETURN...............        2.92%        3.17%      2.59%      1.79%      2.19%      3.37%      4.86%      5.35%      5.04%*
                        ==========   ==========   ========   ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement........         .63%         .64%       .67%       .67%       .67%       .68%       .69%       .71%       .70%*
                        ==========   ==========   ========   ========   ========   ========   ========   ========   ========
Expenses..............         .63%         .64%       .67%       .67%       .67%       .68%       .69%       .72%       .79%*
                        ==========   ==========   ========   ========   ========   ========   ========   ========   ========
Investment
 income--net..........        2.88%        3.12%      2.59%      1.78%      2.16%      3.31%      4.73%      5.23%      5.14%*
                        ==========   ==========   ========   ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of
 period
 (in thousands).......  $1,236,322   $1,132,264   $919,852   $772,760   $665,970   $625,768   $633,819   $544,197   $333,299
                        ==========   ==========   ========   ========   ========   ========   ========   ========   ========


                                              NORTH CAROLINA FUND
                        ----------------------------------------------------------------
                                                                                FOR THE
                                                                                PERIOD
                                                                                MAY 28,
                                         FOR THE YEAR ENDED                      1991+
                                             MARCH 31,                            TO
                        ----------------------------------------------------   MARCH 31,
                          1997       1996       1995       1994       1993       1992
                        --------   --------   --------   --------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING
 PERFORMANCE:
Net asset value,
 beginning of
 period...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                        --------   --------   --------   --------   --------   --------
Investment
 income--net..........       .03        .03        .03        .02        .02        .03
                        --------   --------   --------   --------   --------   --------
Total from investment
 operations...........       .03        .03        .03        .02        .02        .03
                        --------   --------   --------   --------   --------   --------
Less dividends:
 Investment
   income--net........      (.03)      (.03)      (.03)      (.02)      (.02)      (.03)
                        --------   --------   --------   --------   --------   --------
Net asset value, end
 of
 period...............  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                        ========   ========   ========   ========   ========   ========
TOTAL INVESTMENT
 RETURN...............      2.82%      3.13%      2.61%      1.85%      2.25%      3.49% *
                        ========   ========   ========   ========   ========   ========
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, net of
 reimbursement........       .72%       .69%       .62%       .61%       .57%       .45% *
                        ========   ========   ========   ========   ========   ========
Expenses..............       .72%       .74%       .72%       .71%       .73%       .83% *
                        ========   ========   ========   ========   ========   ========
Investment
 income--net..........      2.79%      3.08%      2.58%      1.84%      2.20%      3.25% *
                        ========   ========   ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of
 period
 (in thousands).......  $274,180   $273,910   $278,704   $293,452   $235,384   $221,060
                        ========   ========   ========   ========   ========   ========


---------------

* Annualized.
+ Commencement of Operations.

                                                 FINANCIAL HIGHLIGHTS (CONCLUDED)
                                                                                                           PENNSYLVANIA FUND
                                                            OHIO FUND                                ------------------------------
                                 ----------------------------------------------------------------
                                                                                         FOR THE
                                                                                         PERIOD
                                                                                        APRIL 29,
                                                  FOR THE YEAR ENDED                      1991+            FOR THE YEAR ENDED
                                                      MARCH 31,                            TO                  MARCH 31,
                                 ----------------------------------------------------   MARCH 31,    ------------------------------
                                   1997       1996       1995       1994       1993       1992         1997       1996       1995
                                 --------   --------   --------   --------   --------   ---------    --------   --------   --------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING PERFORMANCE:
Net asset value, beginning of
 period........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00   $   1.00   $   1.00
                                 --------   --------   --------   --------   --------   --------     --------   --------   --------
Investment income--net.........       .03        .03        .03        .02        .02        .03          .03        .03        .03
                                 --------   --------   --------   --------   --------   --------     --------   --------   --------
Total from investment
 operations....................       .03        .03        .03        .02        .02        .03          .03        .03        .03
                                 --------   --------   --------   --------   --------   --------     --------   --------   --------
Less dividends:
 Investment income--net........      (.03)      (.03)      (.03)      (.02)      (.02)      (.03)        (.03)      (.03)      (.03)
                                 --------   --------   --------   --------   --------   --------     --------   --------   --------
Net asset value, end of
 period........................  $   1.00   $   1.00   $   1.00   $   1.00   $   1.00   $   1.00     $   1.00   $   1.00   $   1.00
                                 ========   ========   ========   ========   ========   ========     ========   ========   ========
TOTAL INVESTMENT RETURN........      2.99%      3.27%      2.65%      1.88%      2.27%      3.65% *      2.89%      3.20%      2.65%
                                 ========   ========   ========   ========   ========   ========     ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement.................       .71%       .73%       .74%       .72%       .74%       .57% *       .71%       .72%       .71%
                                 ========   ========   ========   ========   ========   ========     ========   ========   ========
Expenses.......................       .71%       .73%       .74%       .72%       .74%       .82% *       .71%       .72%       .71%
                                 ========   ========   ========   ========   ========   ========     ========   ========   ========
Investment income--net.........      2.94%      3.21%      2.64%      1.86%      2.24%      3.52% *      2.86%      3.13%      2.64%
                                 ========   ========   ========   ========   ========   ========     ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)................  $327,173   $282,187   $237,655   $213,655   $187,344   $192,173     $428,896   $416,729   $353,635
                                 ========   ========   ========   ========   ========   ========     ========   ========   ========


                                                                   FOR THE
                                                                   PERIOD
                                                                   AUGUST
                                                                     27,
                                                                    1990+
                                                                     TO
                                                                  MARCH 31,
                                   1994       1993       1992       1991
                                 --------   --------   --------   ---------
INCREASE (DECREASE) IN
  NET ASSET VALUE:
PER SHARE
 OPERATING PERFORMANCE:
Net asset value, beginning of
 period........................  $   1.00   $   1.00   $   1.00   $   1.00
                                 --------   --------   --------   --------
Investment income--net.........       .02        .02        .03        .03
                                 --------   --------   --------   --------
Total from investment
 operations....................       .02        .02        .03        .03
                                 --------   --------   --------   --------
Less dividends:
 Investment income--net........      (.02)      (.02)      (.03)      (.03)
                                 --------   --------   --------   --------
Net asset value, end of
 period........................  $   1.00   $   1.00   $   1.00   $   1.00
                                 ========   ========   ========   ========
TOTAL INVESTMENT RETURN........      1.87%      2.29%      3.58%      4.95% *
                                 ========   ========   ========   ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of
 reimbursement.................       .72%       .72%       .77%       .75% *
                                 ========   ========   ========   ========
Expenses.......................       .72%       .72%       .77%       .80% *
                                 ========   ========   ========   ========
Investment income--net.........      1.85%      2.22%      3.47%      4.75% *
                                 ========   ========   ========   ========
SUPPLEMENTAL DATA:
Net assets, end of period
 (in thousands)................  $336,853   $318,954   $243,225   $225,622
                                 ========   ========   ========   ========


---------------
* Annualized.
+ Commencement of Operations.

                               YIELD INFORMATION


     Set forth below are the annualized and compounded annualized yields for each Fund for the indicated periods.



          ARIZONA  CALIFORNIA CONNECTICUT  MASSACHUSETTS  MICHIGAN   NEW JERSEY  NEW YORK   NORTH CAROLINA   OHIO    PENNSYLVANIA
           FUND      FUND        FUND          FUND         FUND        FUND       FUND          FUND        FUND        FUND
          -------  ---------  -----------  -------------  ---------  ----------  ---------  --------------  -------  ------------
Seven-Day Period
 Ended March 31,
 1997
 Annualized
   Yield...  2.78%    2.80%       2.74%         2.80%        2.85%       2.81%      2.93%         2.77%       2.92%       2.83%
 Compounded
   Annualized
   Yield...  2.82%    2.84%       2.78%         2.84%        2.89%       2.85%      2.97%         2.81%       2.96%       2.87%
 Average
 Maturity
   of
Portfolio
   at
   End of
Period... 27 days   33 days     52 days       35 days      21 days     31 days    52 days       36 days     44 days     41 days
Seven-Day Period
 Ended May 31,
 1997
 Annualized
   Yield...  3.23%    3.21%       3.02%         3.15%        3.24%       3.23%      3.14%         3.15%       3.27%       3.14%
 Compounded
   Annualized
   Yield...  3.28%    3.26%       3.07%         3.20%        3.29%       3.28%      3.19%         3.20%       3.32%       3.19%
 Average
 Maturity
   of
Portfolio
   at
   End of
Period... 20 days   26 days     52 days       34 days      31 days     28 days    43 days       38 days     42 days     36 days
Thirty-Day Period
 Ended May 31,
 1997
 Taxable
 Equivalent
Yield*...  4.58%      4.51%       4.32%         4.42%        4.65%       4.51%      4.42%         4.54%       4.65%       4.53%


---------------

* Based upon a federal income tax rate of 28%; does not take into account state or local income taxes.


     From time to time, each Fund may quote information regarding its yield for certain seven-day periods and information as to the compounded annualized yield for the same periods.

     The yield of a Fund refers to the income generated by an investment in the Fund over a stated seven-day period. This income is then annualized; that is, the amount of income generated by the investment during that period is assumed to be generated each seven-day period over a 52-week period and is shown as a percentage of the investment. The compounded annualized yield is calculated similarly but, when annualized, the income earned by an investment in a Fund is assumed to be reinvested. The compounded annualized yield will be somewhat higher than the yield because of the effect of the assumed reinvestment.

     The yield on Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by the Fund of future yields or rates of return on its shares. A Fund's yield is affected by changes in interest rates on short-term tax-exempt securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

     On occasion, each Fund may compare its yield to (i) the IBC's Tax-Free Funds Average, an average compiled by IBC's Money Fund Report, a widely recognized independent publication that monitors the performance of money market mutual funds, (ii) the average yield reported by the Bank Rate Monitor National Index(TM) for money market deposit accounts offered by the 100 leading banks and thrift institutions in the ten largest standard metropolitan statistical areas,
(iii) yield data published by Lipper Analytical Services, Inc., (iv) performance data published by Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine and Fortune Magazine, or (v) historical yield data relating to other central asset accounts similar to the CMA program. As with yield quotations, yield comparisons should not be considered indicative of a Fund's yield or relative performance for any future period. Current yield information may not provide a basis for comparison with bank deposits or other investments that pay a fixed yield over a stated period of time. In addition, from time to time a Fund may include its Morningstar risk-adjusted performance ratings in advertisements or supplemental sales literature.

                       INVESTMENT OBJECTIVES AND POLICIES

INVESTMENT OBJECTIVES


     The investment objectives of each Fund are to seek current income exempt from federal and the designated state's personal income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality tax-exempt securities. Each Fund seeks to achieve its objectives by investing primarily in a portfolio of obligations with remaining maturities of 397 days (13 months) or less which are issued by or on behalf of the designated states, their political subdivisions, agencies and instrumentalities, and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of derivative or synthetic municipal instruments, the interest from which is exempt, in the opinion of counsel to the issuer, from federal income taxes, the designated state's income taxes and in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Such obligations are herein referred to as "State Municipal Securities." The investment objectives of the Funds described in this paragraph are fundamental policies of each Fund and may not be changed without a vote of the majority of the outstanding shares of the respective Fund.



     The Funds ordinarily do not intend to realize investment income not exempt from federal income taxes, the personal income taxes of the designated states or, if applicable, local personal income or property taxes and/or state intangible personal property taxes. However, to the extent that suitable State Municipal Securities are not available for investment by a Fund, that Fund may purchase high quality obligations with remaining maturities of 397 days (13 months) or less which are issued by other states, their agencies and instrumentalities and derivative or synthetic municipal instruments, the interest income on which is exempt, in the opinion of counsel to the issuer, from federal taxes but not state or, where relevant, local taxes. Such obligations, either separately or together with State Municipal Securities, are herein referred to as "Municipal Securities."



     Except during temporary defensive periods, each Fund will invest at least 65% of its total assets in State Municipal Securities and at least 80% of its net assets in Municipal Securities. The New Jersey Fund will invest at least 80% of its total assets in New Jersey State Municipal Securities. However, interest received on certain State Municipal Securities and Municipal Securities which are classified as "private activity bonds" (in general, bonds that benefit non-governmental entities) may be subject to an alternative minimum tax. The percentage of each Fund's net assets invested in "private activity bonds" will vary during the year. See "Taxes." Each Fund has the authority to invest as much as 20% of its net assets in obligations that do not qualify as State Municipal Securities or Municipal Securities. Such obligations include taxable money market obligations, including repurchase agreements and purchase and sale contracts, with maturities of 397 days (13 months) or less, and are referred to herein as "Taxable Securities." In addition, each Fund except the New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 35% of its total assets in Municipal Securities other than its respective State Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of Fund Asset Management, L.P. (the "Manager"), prevailing market or financial conditions warrant. The New Jersey Fund reserves the right as a defensive measure to invest temporarily more than 20% of its total assets in Municipal Securities other than New Jersey Municipal Securities and more than 20% of its net assets in Taxable Securities when, in the opinion of the Manager, prevailing market or financial conditions warrant.



     As noted above, each Fund may invest a portion of its assets in certain otherwise tax-exempt securities which are classified, under the Internal Revenue Code of 1986, as amended (the "Code"), as "private activity bonds." A Fund's policy with respect to investments in "private activity bonds" is not a fundamental policy of that Fund and may be amended by the Trustees of the Trust without the approval of the Fund's shareholders. Each Fund may invest more than 25% of its assets in Municipal Securities secured by bank letters of credit. In view of this possible "concentration" in Municipal Securities with bank credit enhancements, an investment in Fund shares should be made with an understanding of the characteristics of the banking industry and the risks that such an investment may entail. See "Other Factors."



     The Funds are classified as non-diversified within the meaning of the Investment Company Act, which means that a Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. However, each Fund's investments will be limited so as to qualify as a "regulated investment company" ("RIC") for purposes of the Code. See "Taxes." To qualify, among other requirements, the Trust will limit each Fund's investments so that, at the close of each quarter of the taxable year, (i) not more than 25% of the market value of each Fund's total assets will be invested in the securities of a single issuer and (ii) with respect to 50% of the market value of each Fund's total assets, not more than 5% of the market value of such assets will be invested in the securities of a single issuer and the respective Fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund which elects to be classified as "diversified" under the Investment Company Act must satisfy the foregoing 5% and 10% requirements with respect to 75% of its total assets. To the extent that a Fund assumes large positions in the obligations of a small number of issuers, the Fund's yield may fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market's assessment of the issuers.


POTENTIAL BENEFITS


     Investment in Fund shares offers several potential benefits. The Funds are investment vehicles designed to be suitable for investors of designated states seeking income exempt from income taxation by those states as well as federal income taxation and, where applicable, local personal income taxation, local personal property taxation and state intangible personal property taxation. Each Fund seeks to provide as high a tax-exempt yield potential as is available from investments in the short-term State Municipal Securities in which it invests utilizing professional management and block purchases of securities. The Funds also provide liquidity because of their redemption features. The investor also is relieved of the burdensome administrative details involved in managing a portfolio of municipal securities. These benefits are at least partially offset by the expenses involved in operating an investment company. Such expenses primarily consist of the management fee, distribution fee and operational costs of each Fund.

PORTFOLIO INVESTMENTS

     The State Municipal Securities in which the Funds invest include municipal notes, municipal commercial paper, municipal bonds with a remaining maturity of 397 days (13 months) or less, variable rate demand obligations and participations therein, and derivative or synthetic municipal instruments. The Funds may invest in all types of municipal and tax-exempt instruments currently outstanding or to be issued in the future which satisfy the short-term maturity and quality standards of the Funds.

     Certain of the instruments in which the Funds invest, including Variable Rate Demand Obligations ("VRDOs") and derivative or synthetic short-term municipal instruments ("Derivative Products"), effectively provide the Funds with economic interests in long-term municipal bonds (or a portion of the income derived therefrom), coupled with rights to demand payment of the principal amounts of such instruments from designated persons (a "demand right"). Under Commission rules, the Funds treat these instruments as having maturities shorter than the stated maturity dates of the VRDOs or of the long-term bonds underlying the Derivative Products (the "Underlying Bonds"). Such maturities are sufficiently short-term to allow such instruments to qualify as eligible investments for money market funds such as the Funds. A demand right is dependent on the financial ability of the issuer of the demand right (or, if the instrument is subject to credit enhancement, a bank or other financial institution issuing a letter of credit or other credit enhancement supporting the demand right), to purchase the instrument at its principal amount. In addition, the right of a Fund to demand payment from the issuer of a demand right may be subject to certain conditions, including the creditworthiness of the Underlying Bond. If the issuer of a demand right is unable to purchase the instrument, or if, because of conditions on the right of the Fund to demand payment, the issuer of a demand right is not obligated to purchase the instrument on demand, the Fund may be required to dispose of the instrument or the Underlying Bond in the open market, which may be at a price which adversely affects the Fund.

     Variable Rate Demand Obligations. VRDOs are tax-exempt obligations which utilize a floating or variable interest rate adjustment formula and provide an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest on a VRDO is adjustable at periodic intervals to a rate calculated to maintain the market value of the VRDO at approximately the par value of the VRDO on the adjustment date. The adjustment may be based on an interest rate adjustment index.

     The Funds also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions, typically commercial banks ("institutions"). Participating VRDOs provide the Funds with specified undivided interests (up to 100%) in the underlying obligations and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institutions on a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. The Funds have undivided interests in the underlying obligations and thus participate on the same basis as the institutions in such obligations except that the institutions typically retain fees out of the interest paid on the obligations for servicing the obligations, providing the letters of credit or issuing the repurchase commitments.

     VRDOs that contain an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a notice period exceeding seven days may be deemed to be illiquid securities.

A VRDO with a demand notice period exceeding seven days will therefore be subject to the Funds' restrictions on illiquid investments unless, in the judgment of the Trustees, such VRDO is liquid. The Trustees may adopt guidelines and delegate to the Managers the daily function of determining and monitoring liquidity of such VRDOs. The Trustees, however, will retain sufficient oversight and be ultimately responsible for such determinations.

     The Trust has been advised by its counsel that the Funds should be entitled to treat the income received on Participating VRDOs as interest from tax-exempt obligations provided that certain conditions are met. It is presently contemplated that each Fund will not invest more than a limited amount (not more than 20%) of its total assets in Participating VRDOs.


     Derivative Products. The Funds may invest in a variety of Derivative Products. Derivative Products are typically structured by a bank, broker-dealer or other financial institution. A Derivative Product generally consists of a trust or partnership through which a Fund holds an interest in one or more Underlying Bonds coupled with a conditional right to sell ("put") that Fund's interest in the Underlying Bonds at par plus accrued interest to a financial institution (a "Liquidity Provider"). Typically, a Derivative Product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) "Tender Option Bonds," which are instruments which grant the holder thereof the right to put an Underlying Bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) "Swap Products," in which the trust or partnership swaps the payments due on an Underlying Bond with a swap counterparty who agrees to pay a floating municipal money market interest rate; and (3) "Partnerships," which allocate to the partners portions of income, expenses, capital gains and losses associated with holding an underlying Bond in accordance with a governing agreement. The Funds may also invest in other forms of short-term Derivative Products eligible for investment by money market funds.


     Investments in Derivative Products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner which could adversely impact the performance of a Fund. For example, the tax-exempt treatment of the interest paid to holders of Derivative Products is premised on the legal conclusion that the holders of such Derivative Products have an ownership interest in the Underlying Bonds. While each Fund receives an opinion of legal counsel to the effect that the income from each Derivative Product is tax-exempt to the same extent as the Underlying Bond, the Internal Revenue Service (the "IRS") has not issued a ruling on this subject. Were the IRS to issue an adverse ruling, there is a risk that the interest paid on such Derivative Products would be deemed taxable.


     Municipal Lease Obligations. Also included within the general category of the State Municipal Securities are participation certificates in a lease, an installment purchase contract or a conditional sales contract (hereinafter collectively called "lease obligations") entered into by the designated state or a political subdivision thereof to finance the acquisition or construction of equipment, land or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee's covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain "nonappropriation" clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although "nonappropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. Certain investments in lease obligations may be illiquid. A Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of such Fund's net assets. A Fund may, however, invest without regard to such limitation in lease obligations which the Manager, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board, determines to be liquid. Pursuant to Guidelines which apply to the Funds and other funds managed by the Manager (which funds may be able to invest in lower rated obligations than the Funds), the Manager will deem lease obligations liquid if they are publicly offered and have received an investment grade rating of Baa or better by Moody's Investors Service, Inc. ("Moody's"), or BBB or better by Standard & Poor's Ratings Services ("Standard & Poor's") or Fitch Investors Service, Inc. ("Fitch"). Unrated lease obligations will be considered liquid if the obligations come to the market through an underwritten public offering and at least two dealers are willing to give competitive bids. In reference to the unrated lease obligations, the Manager must, among other things, also review the creditworthiness of the municipality obligated to make payment under the lease obligation and make certain specified determinations based on such factors as the existence of a rating or credit enhancement such as insurance, the frequency of trades or quotes for the obligation and the willingness of dealers to make a market in the obligation.


SHORT-TERM MATURITY STANDARDS

     All of the investments of the Funds will be in securities with remaining maturities of 397 days (13 months) or less. The dollar-weighted average maturity of each Fund's portfolio will be 90 days or less. For purposes of this investment policy, an obligation will be treated as having a maturity earlier than its stated maturity date if such obligation has technical features which, in the judgment of the Manager, will result in the obligation being valued in the market as though it has such earlier maturity.

     The maturities of VRDOs (including Participating VRDOs) are deemed to be the longer of (i) the notice period required before a Fund is entitled to receive payment of the principal amount of the VRDO on demand or (ii) the period remaining until the VRDO's next interest rate adjustment. If not redeemed by the Funds through the demand feature, VRDOs mature on a specified date which may range up to 30 years from the date of issuance.

QUALITY STANDARDS

     Each Fund's portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined under procedures approved by the Trustees of the Trust. Each Fund's investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch, Moody's and Standard & Poor's. Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions. In such instances, in assessing the quality of such instruments, the Trustees and the Manager will take into account not only the creditworthiness of the issuers, but also the creditworthiness and type of obligation of the financial institution. The type of obligation of the financial institution concerns, for example, whether the letter of credit or similar credit enhancement being issued is conditional or unconditional. The Funds also may purchase other types of municipal instruments if, in the opinion of the Trustees or the Manager (as determined in accordance with the procedures established by the Trustees), such obligations are equivalent to securities having the ratings described above.

     Taxable Securities in which the Funds invest will be rated, or will be issued by issuers who have been rated, in one of the two highest rating categories for short-term debt obligations by an NRSRO or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are six NRSROs that rate Taxable Securities: Fitch, Moody's, Standard & Poor's, Duff & Phelps Credit Ratings Co., IBCA Limited and its affiliate, IBCA Inc. and Thomson BankWatch, Inc. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is Federally insured.

     Preservation of capital is a prime investment objective of the Funds, and, while the types of Municipal Securities in which the Funds invest are not completely risk free, such securities generally are considered by the Manager to have low risk of the failure of issuers or credit enhancers to pay principal, interest and repurchase price, if applicable. These securities have a lower payment risk compared to lower rated obligations and generally to longer term obligations which entail the risk of changing conditions over a longer period of time.

SPECIAL CONSIDERATIONS AND RISK FACTORS

     Each Fund ordinarily will invest at least 65% (80% in the case of the New Jersey Fund) of its total assets in its respective State Municipal Securities and, therefore, it is more susceptible to factors adversely affecting issuers of Municipal Securities in such state than is a tax-exempt mutual fund that is not concentrated in issuers of State Municipal Securities to this degree. Because each Fund's portfolio will be comprised primarily of short-term, high quality securities, each Fund is expected to be less subject to market and credit risks than a fund that invests in longer-term or lower quality State Municipal Securities. Set forth below are special considerations and risk factors specific to each Fund.


     The Arizona Fund. Over the past several decades, Arizona's economy has grown faster than most other regions of the country, as measured by nearly every major indicator of economic growth, including population, employment, and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, Arizona's efforts to diversify its economy have enabled it to realize, and then sustain, increasing growth rates in more recent years. Arizona continues to search for a new method to finance its public school system, following the Arizona Supreme Court's 1994 ruling that the current system is unconstitutional. The Manager does not believe that the current economic conditions in Arizona will have a significant adverse effect on the Arizona Fund's ability to invest in high quality Arizona State Municipal Securities. See Appendix A, "Economic and Financial Conditions in Arizona" in the Statement of Additional Information.



     The California Fund. Currently, California's general obligation bonds have a Standard & Poor's rating of A+, a Moody's rating of A1 and a Fitch rating of A+. No assurance can be given that such ratings will not be changed in the future to reflect changes in the conditions of California's economy. See Appendix B, "Economic and Financial Conditions in California" in the Statement of Additional Information.

     The Connecticut Fund. Connecticut's economy relies in part on activities that may be adversely affected by cyclical change, and recent declines in defense spending have had a significant impact on unemployment levels. However, unemployment levels have started to improve. Also favorably noted is Connecticut's personal wealth level which, despite the poverty of certain of its largest cities, continues to rank among the highest in the nation in terms of per capita income. However, the State's rate of growth of personal income has lagged behind the nation's rate for several years. The State has recorded General Fund surpluses in fiscal years 1992 through 1996, but had accumulated a General Fund deficit totaling $965.7 million through the end of fiscal year 1991. In 1991, such deficit was funded by the issuance of General Obligation Economic Recovery Notes that were to be payable no later than June 30, 1996, but certain of such notes have been rescheduled to be paid over the four fiscal years ending June 30, 1999. The State's general obligation bonds are rated AA-by Standard & Poor's, Aa3 by Moody's and AA by Fitch. The Manager does not believe that the current economic conditions in Connecticut will have a significant adverse effect on the Connecticut Fund's ability to invest in high quality Connecticut State Municipal Securities. See Appendix C, "Economic and Financial Conditions in Connecticut" in the Statement of Additional Information.



     The Massachusetts Fund. Massachusetts is experiencing a moderate economic recovery. The budgeted operating funds of Massachusetts ended fiscal 1993 with a surplus of revenues and other sources over expenditures and other uses, and with aggregate ending fund balances of approximately $562.5 million. Massachusetts ended fiscal 1994, 1995 and 1996 with positive closing fund balances of $589.3 million, $726.0 million and $1.172 billion, respectively. As of June 24, 1997 and according to the Executive Office for Administration and Finance, fiscal 1997 is expected to end with positive budgetary fund balances totaling approximately $979.6 million. Currently, Massachusetts' general obligation bonds are rated by Standard & Poor's, Fitch and Moody's as A+, A+ and A-1, respectively. From time to time, the rating agencies may further change their ratings in response to budgetary matters or other economic indicators. The Manager does not believe that the current economic conditions in Massachusetts will have a significant adverse effect on the Massachusetts Fund's ability to invest in high quality Massachusetts State Municipal Securities. See Appendix D, "Economic and Financial Conditions in Massachusetts" in the Statement of Additional Information.



     The Michigan Fund. Michigan reported the General Fund in balance as of September 30, 1996 after a transfer of $91.3 million to the Michigan Budget and Economic Stabilization Fund, which after such transfer and certain transfers out had an accrued balance of $1.15 billion. Michigan has reported balanced budgets and year-end General Fund surpluses for each of the last five fiscal years. Economically, Michigan remains closely tied to the economic cycles of the automobile industry. Current increased automobile production has led to an unemployment rate which, as of the date of this Prospectus, is below the national average. Currently, Michigan's general obligation bonds are rated Aa by Moody's, AA by Standard & Poor's and AA by Fitch. The Manager does not believe that the current economic conditions in Michigan will have a significant adverse effect on the Michigan Fund's ability to invest in high quality Michigan State Municipal Securities. See Appendix E, "Economic and Financial Conditions in Michigan" in the Statement of Additional Information.



     The New Jersey Fund. New Jersey has benefited from the national recovery. If the nation's economic growth rate slows, business expansion could become somewhat more subdued in New Jersey. However, New Jersey's economy should have enough momentum to keep its trend line pointing upwards. Its growth potential is not yet limited by the labor supply constraints beginning to affect some other parts of the country. Standard & Poor's, Moody's and Fitch have assigned long-term ratings of AA+, Aa1, and AA+, respectively, to New Jersey State general obligation bonds. The Manager does not believe that the current economic conditions in New Jersey will have a significant adverse effect on the New Jersey Fund's ability to invest in high quality New Jersey State Municipal Securities. See Appendix F, "Economic and Financial Conditions in New Jersey" in the Statement of Additional Information.



     The New York Fund. In recent years, New York State, New York City and other New York public bodies have encountered financial difficulties which could have an adverse effect with respect to the performance of the New York Fund. Currently, Moody's, Standard & Poor's and Fitch rate New York State's general obligation bonds A2, A- and A+, respectively, and Moody's, Standard & Poor's and Fitch rate New York City's general obligation bonds Baa1, BBB+ and A-, respectively. On February 28, 1996, Fitch placed New York City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed New York City's general obligation bonds from FitchAlert although Fitch stated that the outlook remains negative. The Manager does not believe that the current economic conditions in New York will have a significant adverse effect on the New York Fund's ability to invest in high quality New York State Municipal Securities. See Appendix G, "Economic and Financial Conditions in New York" in the Statement of Additional Information.



     The North Carolina Fund. North Carolina's fiscal year 1996 ended with a positive General Fund balance. By law, a portion of such positive fund balance was required to be reserved in the General Fund of North Carolina as part of a "Savings Reserve" (subject to a maximum reserve of 5% of the preceding fiscal year's operating appropriation). An additional portion of such unreserved credit balance was reserved in the General Fund as part of a "Reserve for Repair and Renovation of State Facilities" and certain other required reserves, leaving the remaining unrestricted fund balance at the end of the year available for future appropriations. Currently, Moody's, Standard & Poor's and Fitch rate North Carolina's general obligation bonds Aaa, AAA, and AAA, respectively. The Manager does not believe that the current economic conditions in North Carolina will have a significant adverse effect on the North Carolina Fund's ability to invest in high quality North Carolina State Municipal Securities. See Appendix H, "Economic and Financial Conditions in North Carolina" in the Statement of Additional Information.



     The Ohio Fund. The Ohio State General Revenue Fund had a positive cash balance at the end of May 1997, of $778.4 million. Economic activity in Ohio, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Currently, Ohio's general obligation bonds are rated AA+, Aa1 and AA+ by Fitch, Moody's and Standard & Poor's, respectively. The Manager does not believe that the current economic conditions in Ohio will have a significant adverse effect on the Ohio Fund's ability to invest in high quality Ohio Municipal Securities. See Appendix I, "Economic and Financial Conditions in Ohio" in the Statement of Additional Information.



     The Pennsylvania Fund. Many different social, environmental and economic factors may affect the financial condition of Pennsylvania and its political subdivisions. From time to time Pennsylvania and certain of its political subdivisions have encountered financial difficulties which have adversely affected their respective credit standings. Factors which may negatively affect economic conditions in Pennsylvania include adverse changes in employment rates, Federal revenue sharing laws and laws with respect to tax-exempt financing. For fiscal 1996, the Pennsylvania General Fund balance was drawn down $53.1 million to $635.2 million (determined on a "GAAP" basis). A planned draw down of the budgetary unappropriated surplus during fiscal 1996 contributed to expenditures and other uses exceeding revenues and other sources by $28 million. For fiscal 1997, revenues are higher than expected and it is anticipated that there will be a budget surplus at year-end. The enacted fiscal 1998 budget includes approximately $170.6 million of tax reduction measures. Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's and Fitch, and A1 by Moody's. The Manager does not believe that the current economic conditions in Pennsylvania will have a significant adverse effect on the Pennsylvania Fund's ability to invest in high quality Pennsylvania Municipal Securities. See Appendix J, "Economic and Financial Conditions in Pennsylvania" in the Statement of Additional Information.


OTHER FACTORS

     Management of the Funds will endeavor to be as fully invested as reasonably practicable in order to maximize the yield on each Fund's portfolio. Not all short-term municipal securities trade on the basis of same day settlements and, accordingly, a portfolio of such securities cannot be managed on a daily basis with the same flexibility as a portfolio of money market securities which can be bought and sold on a same day basis. There may be times when a Fund has uninvested cash resulting from an influx of cash due to large purchases of shares or the maturing of portfolio securities. A Fund also may be required to maintain cash reserves or incur temporary bank borrowings to make redemption payments which are made on the same day the redemption request is received. Such inability to be invested fully would lower the yield on such Fund's portfolio.

     A Fund may invest more than 25% of the value of its total assets in Municipal Securities which are related in such a way that an economic, business or political development or change affecting one such security also would affect the other securities; for example, securities the interest upon which is paid from revenues of similar types of projects. As a result, the Funds may be subject to greater risk as compared to mutual funds that do not follow this practice.

     In view of the possible "concentration" of the Funds in Municipal Securities secured by bank letters of credit or guarantees, an investment in a Fund should be made with an understanding of the characteristics of the banking industry and the risks which such an investment may entail. Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of the banking industry is largely dependent on the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Furthermore, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank's ability to meet its obligations under a letter of credit.


     Changes to the Code limit the types and volume of securities qualifying for the Federal income tax exemption of interest with the result that the volume of new issues of Municipal Securities has declined substantially. Such changes may affect the availability of Municipal Securities for investment by the Funds, which could have a negative impact on the yield of the portfolios. Each Fund reserves the right to suspend or otherwise limit sales of its shares if, as a result of difficulties in acquiring portfolio securities or otherwise, it is determined that it is not in the interests of the Fund's shareholders to issue additional shares.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS

     Municipal Securities at times may be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. A Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but such Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of a Fund's net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. Each Fund will maintain a separate account at the Trust's custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

REPURCHASE AGREEMENTS

     Each Fund may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof which meets the creditworthiness standards adopted by the Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period.

INVESTMENT RESTRICTIONS


     The Trust has adopted a number of restrictions and policies relating to the investment of each Fund's assets and its activities which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective Fund's outstanding shares as defined in the Investment Company Act. Among the more significant restrictions, no Fund may:
(i) purchase any securities other than securities referred to under "Investment Objectives and Policies" in the Statement of Additional Information or herein;
(ii) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes; the Funds will not purchase securities while borrowings are outstanding; (iii) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities that it owns or holds except in connection with certain specified transactions; (iv) invest in securities which cannot be readily resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value at the time of each investment) would be invested in such securities; and (v) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation.



     In addition, to comply with tax requirements for qualification as "regulated investment companies," the Funds' investments will be limited in a manner such that, at the close of each quarter of each fiscal year,

(a) no more than 25% of each Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of each Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-governmental entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the Federal tax requirements.

     Investors are referred to the Statement of Additional Information for a complete description of the Funds' investment restrictions.

                               PURCHASE OF SHARES

PURCHASE OF SHARES BY CMA SUBSCRIBERS


     CMA Program. The shares of the Funds are offered to participants in the CMA program to provide a medium for the investment of free credit balances held in CMA accounts. Persons subscribing to the CMA program will have these balances invested in shares of a CMA State Fund or CMA Money Fund, CMA Government Securities Fund, CMA Tax-Exempt Fund or CMA Treasury Fund (collectively, the "CMA National Funds" and together with the CMA State Funds, the "CMA Funds") depending on which CMA Fund has been designated by the participant as the primary investment account (the "Primary Money Account"). Alternatively, subscribers may designate the Insured Savings Account as their Primary Money Account. As described in the CMA Program Description, a subscriber to the CMA service may elect to have free credit balances in the CMA account deposited in individual money market deposit accounts established for such subscriber at designated depository institutions pursuant to the Insured Savings Account. The CMA Funds and the Insured Savings Account are collectively referred to as the "Money Accounts." However, this Prospectus does not purport to describe the other CMA Funds or the Insured Savings Account and prospective participants in such CMA Funds or Insured Savings Account are referred to the Prospectus with respect to each such CMA Fund and the Fact Sheet with respect to the Insured Savings Account. All CMA subscribers are furnished with the prospectuses of the CMA National Funds and the Insured Savings Account Fact Sheet, as well as the CMA Program Description. To the extent not inconsistent with information contained herein, information set forth in the CMA Program Description with respect to the CMA National Funds also is applicable to each CMA State Fund. Shareholders of a CMA State Fund may also maintain positions in one or more of the CMA National Funds or the Insured Savings Account but may not maintain positions in more than one CMA State Fund at any given time.



     Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special Accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa(R) Gold Program at any time. Shares of the CMA Funds may also be purchased directly through the CMA Funds' Transfer Agent by investors who are not subscribers to the CMA program. Shareholders of the CMA Funds not subscribing to the CMA program will not be charged the CMA program fee but will not receive any of the additional services available to CMA program subscribers.



     Purchase of shares of a CMA Fund designated as the Primary Money Account will be made pursuant to the CMA automatic purchase procedures described below. Purchases of shares of the CMA Funds also may be made pursuant to the manual procedures described below. If a Fund exercises its right to suspend or otherwise limit sales of its shares, as discussed under "Investment Objectives and Policies--Other Factors," amounts that would have been applied to the purchase of such Fund's shares will be applied to the purchase of shares of one of the other CMA Funds or the Insured Savings Account depending on which is designated by the participant as the secondary investment account (the "Secondary Money Account"). However, dividends declared on shares of the CMA Fund designated as the Primary Money Account will continue to be reinvested in that Fund. If the participant has not designated a Secondary Money Account, additional purchases through the CMA program will be made in shares of CMA Tax-Exempt Fund rather than in shares of the CMA Fund designated as the Primary Money Account.


     Subscribers to the CMA service have the option to change the designation of their Primary Money Account at any time by notifying their Merrill Lynch financial consultants. At that time, a subscriber may instruct his or her financial consultant to redeem shares of a CMA Fund designated as the Primary Money Account and to transfer the proceeds to the newly-designated Primary Money Account.

     Merrill Lynch reserves the right to terminate a subscriber's participation in the CMA program for any reason.

     Shares of the Funds are offered continuously for sale by Merrill Lynch. The purchase price for shares of each Fund is the net asset value per share (normally $1.00) next determined after receipt by the Fund of an automatic or manual purchase order in proper form. Shares purchased will receive the next dividend declared after such shares are issued which will be immediately prior to the 12 noon pricing on the following business day. A purchase order will not be effective until cash in the form of Federal funds becomes available to the Fund (see the next paragraph for information as to when free credit balances held in CMA accounts become available to the Funds). There are no minimum investment requirements for CMA subscribers other than for manual purchases.


     Automatic Purchases of Fund Shares by CMA Subscribers. Free credit balances arising in a CMA account are invested automatically in shares of the CMA Fund designated as the Primary Money Account not later than the first business day of each week on which either the New York Stock Exchange (the "NYSE") or New York banks are open, which normally will be Monday. Free credit balances arising from the following transactions will be invested automatically prior to the automatic weekly sweeps. Free credit balances arising from the sale of securities which do not settle on the day of the transaction (such as most common and preferred stock transactions) and from principal repayments on debt securities become available to such Fund and will be invested in shares on the business day following receipt of the proceeds with respect thereto in the CMA account. Proceeds from the sale of shares of Merrill Lynch Ready Assets Trust, Merrill Lynch U.S.A. Government Reserves and Merrill Lynch U.S. Treasury Money Fund, and from the sale of securities settling on a same day basis, also become available to such Fund and will be invested in shares on the next business day following receipt. Free credit balances of $1,000 or more arising from cash deposits into a CMA account, dividend and interest payments or any other source become available to such Fund and are invested in shares on the next business day following receipt in the CMA account unless such balance results from a cash deposit made after the cashiering deadline of the Merrill Lynch office in which the deposit is made, in which case the resulting free credit balances are invested on the second following business day. A CMA participant desiring to make a cash deposit should contact his or her Merrill Lynch financial consultant for information concerning the local office's cashiering deadline, which is dependent on such office's arrangements with its commercial banks. Free credit balances of less than $1,000 are invested in shares in the automatic weekly sweep.

     Manual Purchases by CMA Subscribers. A subscriber to the CMA service may make manual investments of $1,000 or more at any time in shares of a CMA Fund not selected as his or her Primary Money Account. Manual purchases shall be effective on the day following the day the order is placed with Merrill Lynch, except that orders involving cash deposits made on the date of a manual purchase shall become effective on the second business day thereafter if they are placed after the cashiering deadline referred to in the preceding paragraph. As a result, CMA customers who enter manual purchase orders which include cash deposits made on that day after such cashiering deadline will not receive the daily dividend which would have been received had their orders been entered prior to the deadline. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in a CMA Fund. In addition, manual purchases of $500,000 or more can be made effective on the same day the order is placed with Merrill Lynch provided that requirements as to timely notification and transfer of a Federal funds wire in the proper amount are met. CMA customers desiring further information on this method of purchasing shares should contact their Merrill Lynch financial consultants.

     All purchases of CMA Fund shares and dividend reinvestments will be confirmed to CMA subscribers (rounded to the nearest share) in the CMA Account Statement which is sent to all CMA participants monthly.


     Merrill Lynch, in conjunction with another subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), offers a modified version of the CMA account which has been designed for corporations and other businesses. This account, the Working Capital Management(SM) account ("WCMA(R)"), provides participants with the features of a regular CMA account and also optional lines of credit. A brochure describing the WCMA program, as well as information concerning charges for participation in the program, is available from Merrill Lynch.


     Participants in the WCMA program are able to invest funds in one or more designated CMA Funds. Checks and other funds transmitted to a WCMA account generally will be applied first, to the payment of pending securities transactions or other charges in the participant's securities account, second, to reduce outstanding balances in the lines of credit available through such program and third, to purchase shares of the designated CMA Fund. To the extent not otherwise applied, funds transmitted by Federal funds wire or an automated clearinghouse service will be invested in shares of the designated CMA Fund on the business day following receipt of such funds by Merrill Lynch. Funds received in a WCMA account from the sale of securities will be invested in the designated CMA Fund as described above. The amount payable on a check received in a WCMA account prior to the cashiering deadline referred to above will be invested on the second business day following receipt of the check by Merrill Lynch. Redemptions of CMA Fund shares will be effected as described below under "Redemption of Shares--Redemption of Shares by CMA Subscribers-- Automatic Redemptions" to satisfy debit balances, such as those created by purchases of securities or by checks written against a bank providing checking services to WCMA participants. WCMA participants that have a line of credit will, however, be permitted to maintain a minimum CMA Fund balance; for participants who elect to maintain such a balance, debits from check usage will be satisfied through the line of credit so that such balance is maintained. However, if the full amount of available credit is not sufficient to satisfy the debit, it will be satisfied from the minimum balance.

     From time to time, Merrill Lynch also may offer the Funds to participants in certain other programs sponsored by Merrill Lynch. Some or all of the features of the CMA Account may not be available in such programs. For more information on the services available under such programs, participants should contact their financial consultants.

PURCHASE OF SHARES BY NON-CMA SUBSCRIBERS

     Shares of the Funds may be purchased by individual investors who are not subscribers to the CMA program but who maintain accounts directly with Merrill Lynch Financial Data Services, Inc., the Trust's transfer agent (the "Transfer Agent"). Such shareholders will not be charged the CMA program fee, but will not receive any of the additional services available to CMA program participants such as the Visa Account or the automatic investment of free credit balances. The minimum initial purchase for non-CMA subscribers is $5,000 and the minimum subsequent purchase is $1,000. Investors desiring to purchase shares directly through the Transfer Agent as described below should contact Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290 or call (800) 221-7210.

     Payment to the Transfer Agent. Investors who are not subscribers to the CMA program may submit purchase orders directly by mail or otherwise to the Transfer Agent. Purchase orders by mail should be sent to Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Purchase orders which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Investors opening a new account must enclose a completed Purchase Application which is available from the Transfer Agent. Existing shareholders should enclose the detachable stub from a monthly account statement which they have received. Checks should be made payable to Merrill Lynch, Pierce, Fenner & Smith Incorporated. Certified checks are not necessary, but checks are accepted subject to collection at full face value in U.S. funds and must be drawn in U.S. dollars on a U.S. bank. Payments for the accounts of corporations, foundations and other organizations may not be made by third party checks. Since there is a three-day settlement period applicable to the sale of most securities, delays may occur when an investor is liquidating other investments for investment in one of the Funds.


     The CMA Funds have been created for the purpose of being part of the CMA program or as part of other Merrill Lynch central asset account programs, and they do not offer certain typical money fund features such as exchange privileges. There are money market funds which have investment objectives similar to the CMA Funds and which offer check writing and exchange privileges, including others sponsored by Merrill Lynch (Merrill Lynch, however, does not sponsor money funds outside the CMA program which seek to provide income exempt from state or city income taxes.) Prior to making an investment in any such money fund, an investor should obtain and read the prospectus of such money market fund.


     Shares of each Fund are offered continuously for sale by Merrill Lynch without a sales load at a public offering price equal to the net asset value (normally $1.00 per share) next determined after a purchase order becomes effective. Share purchase orders are effective on the date Federal funds become available to the selling Fund. If Federal funds are available to such Fund prior to 12 noon on any business day, the order will be effective on that day. Shares purchased will begin accruing dividends on the day following the date of purchase.

                            ------------------------

     The Trust has entered into a distribution agreement with Merrill Lynch, a wholly-owned subsidiary of ML & Co. (the "Distribution Agreement"), pursuant to which Merrill Lynch acts as the distributor for the Funds.

     Each Fund has adopted a separate distribution and shareholder servicing plan (each a "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to each Distribution Plan, Merrill Lynch receives a distribution fee from each Fund at the end of each month at the annual rate of 0.125% of average daily net assets of that Fund attributable to subscribers to the CMA program and to investors maintaining securities accounts at Merrill Lynch or maintaining accounts directly with the Transfer Agent who are not subscribers to such program, except that the value of Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch financial consultants will be excluded. Each Distribution Plan reimburses Merrill Lynch only for actual expenses of the respective Fund incurred during the fiscal year in which the fee is paid. The distribution fees compensate Merrill Lynch financial consultants and other directly involved branch office personnel for selling shares of the Funds and for providing direct personal services to shareholders.


     Set forth below are the fees paid by each Fund to Merrill Lynch pursuant to its Distribution Plan for the year ended March 31, 1997.



                                                                          FEE PAID FOR
                                                                         THE YEAR ENDED
                                                                         MARCH 31, 1997
                                                                         --------------
        Arizona Fund...................................................    $  185,231
        California Fund................................................    $1,819,326
        Connecticut Fund...............................................    $  383,286
        Massachusetts Fund.............................................    $  228,987
        Michigan Fund..................................................    $  308,843
        New Jersey Fund................................................    $  759,664
        New York Fund..................................................    $1,405,157
        North Carolina Fund............................................    $  326,935
        Ohio Fund......................................................    $  372,783
        Pennsylvania Fund..............................................    $  496,888


                              REDEMPTION OF SHARES


     Each Fund is required to redeem for cash all full and fractional shares of such Fund. The redemption price of a Fund is the net asset value per share next determined after receipt by the Transfer Agent of proper notice of redemption as described in accordance with either the automatic or manual procedures set forth below. If such notice is received by the Transfer Agent prior to the determination of net asset value at 12 noon, New York time, on any day that the NYSE or New York banks are open for business, the redemption will be effective on such day. Payment of the redemption proceeds will be made on the same day the redemption becomes effective. If the notice is received after 12 noon, the redemption will be effective on the next business day and payment will be made on such next day.

REDEMPTION OF SHARES BY CMA SUBSCRIBERS

     Automatic Redemptions. Redemptions will be effected automatically by Merrill Lynch to satisfy debit balances in the Securities Account created by activity therein or to satisfy debit balances created by Visa card purchases, cash advances or checks written against the Visa Account. Each CMA account will be scanned automatically for debits each business day prior to 12 noon. After application of any free credit balances in the account to such debits, shares of the designated Fund will be redeemed at net asset value at the 12 noon pricing, and funds deposited pursuant to the Insured Savings Account will be withdrawn, to the extent necessary to satisfy any remaining debits in either the Securities Account or the Visa Account. Automatic redemptions or withdrawals will be made first from the participant's Primary Money Account and then, to the extent necessary, from Money Accounts not designated as the Primary Money Account. Unless otherwise requested, in those instances where shareholders request transactions that settle on a "same-day" basis (such as Federal funds wire redemptions, branch office checks, transfers to other Merrill Lynch accounts and certain securities transactions) the Fund shares necessary to effect such transactions will be deemed to have been transferred to Merrill Lynch prior to the Fund's declaration of dividends on that day. In such instances, shareholders will receive all dividends declared and reinvested through the date immediately preceding the date of redemption. Unless otherwise requested by the participant, redemptions or withdrawals from non-Primary Money Accounts will be made in the order the Money Accounts were established; thus, redemptions or withdrawals will first be made from the non-Primary Money Account which the participant first established. Margin loans through the Investor CreditLine(SM) service will be utilized to satisfy debits remaining after the liquidation of all funds invested in or deposited through Money Accounts, and shares of the Funds may not be purchased, nor may deposits be made pursuant to the Insured Savings Account, until all debits and margin loans in the account are satisfied.

     As set forth in the current description of the CMA Program, it is expected that participants whose Securities Accounts are margin accounts with or through the Investor CreditLine(SM) service will be permitted to designate minimum balances to be maintained in shares of a CMA Fund or in deposits made pursuant to the Insured Savings Account (the "Minimum Money Accounts Balance"). If a participant designates a Minimum Money Accounts Balance, the shares or deposits representing such balance will not be redeemed or withdrawn until loans equal to the available margin loan value of securities in the Securities Account have been made. Participants considering the establishment of a Minimum Money Accounts Balance should review the description of this service contained in the description of the CMA program which is available from Merrill Lynch.


     Manual Redemptions. Shareholders who are subscribers to the CMA program may redeem shares of a Fund directly by submitting a written notice of redemption directly to Merrill Lynch, which will submit the requests to the Transfer Agent. Cash proceeds from the manual redemption of Fund shares ordinarily will be mailed to the shareholder at his or her address of record or on request, mailed or wired (if $10,000 or more) to his or her bank account. Redemption requests should not be sent to a Fund or the Transfer Agent. If inadvertently sent to a Fund or the Transfer Agent, such redemption requests will be forwarded to Merrill Lynch. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934 (the "1934 Act"), the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required. Shareholders desiring to effect manual redemptions should contact their Merrill Lynch financial consultants.

     All redemptions of Fund shares will be confirmed to CMA subscribers in the CMA Account Statement which is sent to all CMA participants monthly.

REDEMPTION OF SHARES BY NON-CMA SUBSCRIBERS


     Shareholders may redeem shares of a Fund held in a Merrill Lynch securities account directly as described above under "Redemption of Shares--Redemption of Shares by CMA Subscribers--Manual Redemptions."



     Shareholders maintaining an account directly with the Transfer Agent, who are not CMA program participants, may redeem shares of a Fund by submitting a written notice by mail directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45290, Jacksonville, Florida 32232-5290. Redemption requests which are sent by hand should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Cash proceeds from the manual redemption of Fund shares will be mailed to the shareholder at his or her address of record. Redemption requests should not be sent to a Fund or Merrill Lynch. If inadvertently sent to a Fund or Merrill Lynch such redemption requests will be forwarded to the Transfer Agent. The notice requires the signatures of all persons in whose names the shares are registered, signed exactly as their names appear on their monthly statement. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the 1934 Act, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority may be required.

                            ------------------------

     Shares of the Funds must be held in either a CMA account or through the Transfer Agent. Shareholders who no longer maintain a CMA account will have their shares automatically redeemed unless they elect to open an account for such shares through the Transfer Agent. Such shareholders will no longer receive any of the services available to CMA program participants.

     At various times, a Fund may be requested to redeem shares, in manual or automatic redemptions, with respect to which good payment has not yet been received by Merrill Lynch. Such Fund may delay, or cause to be delayed, the payment of the redemption proceeds until such time as it has assured itself that good payment has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days. In addition, such Fund reserves the right not to effect automatic redemptions where the shares to be redeemed have been purchased by check within 15 days prior to the date the redemption request is received.

                            MANAGEMENT OF THE TRUST

TRUSTEES

     The Trustees of the Trust consist of six individuals, five of whom are not "interested persons" of the Trust as defined in the Investment Company Act. The Trustees of the Trust are responsible for the overall supervision of the operations of the Funds and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

     The Trustees of the Trust are:


          ARTHUR ZEIKEL*--President of the Manager and its affiliate, Merrill Lynch Asset Management, L.P. ("MLAM"); President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML & Co.; Director of Merrill Lynch Funds Distributor, Inc.



          RONALD W. FORBES--Professor of Finance, School of Business, State University of New York at Albany.



          CYNTHIA A. MONTGOMERY--Professor of Competition and Strategy, Harvard Business School.



          CHARLES C. REILLY--Former Adjunct Professor, Columbia University Graduate School of Business, 1990.



          KEVIN A. RYAN--Professor of Education, Boston University; Founder and current Director of the Boston University Center for the Advancement of Ethics and Character.



          RICHARD R. WEST--Dean Emeritus, New York University Leonard N. Stern School of Business Administration.

---------------
   *Interested person, as defined in the Investment Company Act, of the Trust.

MANAGEMENT AND ADVISORY ARRANGEMENTS


     The Manager is owned and controlled by ML & Co., a financial services holding company and the parent of Merrill Lynch. The Manager acts as investment adviser for the Funds and provides the Funds with management services pursuant to a management agreement with the Trust (the "Management Agreement"). The Manager or MLAM, an affiliate of the Manager, acts as the investment adviser for more than 140 registered investment companies and provides investment advisory services to individual and institutional accounts. As of May 31, 1997, MLAM and the Manager had a total of approximately $252.5 billion in investment company and other portfolio assets under management, including accounts of certain affiliates of MLAM.


     The Management Agreement with the Manager provides that, subject to the direction of the Trustees, the Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to the review of the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Funds.

     As compensation for its services under the Management Agreement, the Manager receives a fee from each Fund at the end of each month at the annual rates of 0.50% of the first $500 million of average daily net assets of the Fund, 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion and 0.375% of the average daily net assets in excess of $1 billion.

     The Management Agreement obligates each Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Funds by the Manager and each Fund reimburses the Manager for its costs in connection with such services. The Manager may waive all or a portion of its management fee and may voluntarily assume all or a portion of a Fund's expenses. The Manager may discontinue or reduce the amount of such waiver or assumption of expenses at any time without notice.


     Set forth in the chart below is certain management fee and expense information for each Fund for the year ended March 31, 1997.



                                                                                               NORTH
       ARIZONA   CALIFORNIA  CONNECTICUT  MASSACHUSETTS   MICHIGAN   NEW JERSEY   NEW YORK    CAROLINA      OHIO     PENNSYLVANIA
         FUND       FUND        FUND          FUND          FUND        FUND        FUND        FUND        FUND         FUND
       --------  ----------  -----------  -------------  ----------  ----------  ----------  ----------  ----------  ------------
Management
 Fee for
 the
 Year
 Ended
 March
 31,
 1997... $752,072 $6,413,612 $1,550,354     $ 938,904    $1,255,849  $2,990,679  $5,150,683  $1,331,895  $1,508,892   $2,013,273
Effective
 Fee Rate
 as of
 March
 31,
 1997...      .50%        .44%        .50%          .50%        .50%       .49%         .45%        .50%        .50%         .50%
Reimbursement
 for
 Accounting
 Services
 for
 the
 Year
 Ended
 March
 31,
 1997... $ 50,699 $  127,776 $   60,088     $  56,006    $   53,569  $  82,879   $  106,293  $   50,439  $   52,081   $   59,661
Ratio
 of
 Operating
 Expenses
 to
 Average
 Net
Assets
 (Net
 of
 Reimbursement)
 for the
 Year
 Ended
 March
 31,
 1997...      .76%        .60%        .71%          .76%        .72%       .68%         .63%        .72%        .71%         .71%


TRANSFER AGENCY SERVICES


     Merrill Lynch Financial Data Services, Inc., which is a subsidiary of ML & Co., acts as the Trust's Transfer Agent pursuant to a Transfer Agency, Shareholder Servicing Agency, and Proxy Agency Agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Transfer Agent receives a fee at the rate of $10.00 per account and the Transfer Agent is entitled to reimbursement from each Fund for certain transaction charges and out-of-pocket expenses incurred by it under the Transfer Agency Agreement. For purposes of the Transfer Agency Agreement, the term "account" includes a shareholder account maintained directly by the Transfer Agent and any other account representing the beneficial interest of a person on a recordkeeping system, provided the recordkeeping system is maintained by a wholly-owned subsidiary of ML & Co.

     Set forth below are the fees paid by each Fund, including out-of-pocket expenses, to the Transfer Agent pursuant to the Transfer Agency Agreement for the year ended March 31, 1997.



                                                                      FOR THE YEAR ENDED
                                                                        MARCH 31, 1997
                                                                      ------------------
        Arizona Fund................................................       $ 22,921
        California Fund.............................................       $196,356
        Connecticut Fund............................................       $ 46,705
        Massachusetts Fund..........................................       $ 48,924
        Michigan Fund...............................................       $ 52,563
        New Jersey Fund.............................................       $121,906
        New York Fund...............................................       $205,845
        North Carolina Fund.........................................       $ 60,651
        Ohio Fund...................................................       $ 56,924
        Pennsylvania Fund...........................................       $102,555


                             PORTFOLIO TRANSACTIONS

     The portfolio securities in which the Funds invest are traded primarily in the over-the-counter market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. Such portfolio securities generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio transactions primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with a Fund are prohibited from dealing with such Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transaction is obtained from the Commission. The Trust has obtained exemptive relief permitting the Funds to engage in certain principal transactions with Merrill Lynch involving high quality, short-term Municipal Securities subject to certain conditions. In addition, the Trust may not purchase State Municipal Securities for the Funds from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Trust which comply with rules adopted by the Commission. An affiliated person of the Trust may serve as its broker in over-the-counter transactions on behalf of a Fund conducted on an agency basis. In allocating portfolio transactions, the Manager may take into consideration the sale of shares of such Fund.

     Set forth below are the number of transactions engaged in by each Fund with Merrill Lynch and the amount of securities involved for the year ended March 31, 1997.



                                                                         NUMBER OF     AGGREGATE
                                                                        TRANSACTIONS    AMOUNT*
                                                                        ------------   ---------
Arizona Fund..........................................................         5          $  5.8
California Fund.......................................................        29          $364.4
Connecticut Fund......................................................        42          $ 99.3
Massachusetts Fund....................................................        39          $ 75.1
Michigan Fund.........................................................         7          $ 20.0
New Jersey Fund.......................................................        31          $ 88.4
New York Fund.........................................................         7          $ 71.4
North Carolina Fund...................................................         0          $    0
Ohio Fund.............................................................        17          $ 52.1
Pennsylvania Fund.....................................................         3          $ 17.3


---------------


  * in millions



                                   DIVIDENDS



     All of the net income of each Fund is declared as dividends daily. Each Fund's net income for dividend purposes is determined by the Manager at 12 noon, New York time, on each day during which the NYSE or New York banks are open for business immediately prior to the determination of each Fund's net asset value on that day (see "Determination of Net Asset Value"). Net income of each Fund (from the time of the immediately preceding determination thereof) consists of interest accrued and/or original issue discount earned, less amortization of premium and the estimated expenses of the Fund (including the fees payable to the Manager and Merrill Lynch) applicable to that dividend period. Dividends of each Fund are declared and reinvested daily in the form of additional full and fractional shares of that Fund at net asset value.


                        DETERMINATION OF NET ASSET VALUE


     The net asset value of each Fund is determined by the Manager once daily, immediately after the daily declaration of dividends, as of 12 noon, New York time, on each day during which the NYSE or New York banks are open for business. It is anticipated that the net asset value of each Fund will remain constant at $1.00 per share although this cannot be assured.


     Each Fund values its portfolio securities based on their amortized cost. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument.

                                     TAXES

FEDERAL


     The Trust intends to continue to qualify each Fund for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Funds to distribute substantially all of such income.



     To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from federal income tax under Code Section 103(a) and are properly designated as "exempt-interest dividends" by the Trust, they will be excludable from a shareholder's gross income for federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. The Trust will inform shareholders annually as to the portion of each Fund's distributions which constitutes exempt-interest dividends. Interest on indebtedness incurred or continued to purchase or carry Fund shares is not deductible for federal income tax purposes to the extent attributable to exempt-interest dividends. Persons who may be "substantial users" (or "related persons" of substantial users) of facilities financed by industrial development bonds or private activity bonds held by a Fund should consult their tax advisers before purchasing Fund shares.



     To the extent that any Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time the shareholder has owned Fund shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.


     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of the Funds, to an alternative minimum tax. The Funds will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after each Fund's taxable year-end the portion of its dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.


     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     If the value of assets held by a Fund declines, the Board of Trustees may authorize a reduction in the number of outstanding shares in shareholders' accounts so as to preserve a net asset value of $1.00 per share. After such a reduction, the basis of eliminated shares would be added to the basis of shareholders' remaining shares in such Fund, and any shareholders disposing of shares at that time may recognize a capital loss.

     Under certain Code provisions some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.


     Shareholders are urged to consult their tax advisers regarding specific questions as to Federal or foreign taxes.

STATE

     The State Municipal Securities in which each Fund invests consist of obligations with remaining maturities of 397 days (13 months) or less which are issued by or on behalf of the designated state, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers, such as issuers located in Puerto Rico, the Virgin Islands and Guam and issuers of derivative or synthetic municipal instruments, the interest from which is exempt, in the opinion of counsel to the issuer, from Federal income taxation and personal income taxation in the designated state and, in certain circumstances, local personal income taxation, local personal property taxation and/or state intangible personal property taxes in the designated state.



     Exempt-interest dividends attributable to interest income from State Municipal Securities of a designated state generally will be exempt from state personal income taxation (and certain other state or local taxes, where applicable) to shareholders otherwise subject to personal income taxation or other state or local taxes by such designated state. Shareholders subject to income taxes or certain other state or local taxes, where applicable, by states other than the Fund's designated state will realize a lower after-tax rate of return than shareholders in the designated state since the dividends distributed by a Fund generally will not be exempt, to any significant degree, from income taxation or certain other state or local taxes, where applicable, by any state other than that Fund's designated state. The Trust will inform shareholders annually as to the portion of a Fund's distributions which constitutes exempt-interest dividends and the portion which is not subject to state income taxes (and, in certain circumstances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes). Interest on indebtedness incurred or continued to purchase or carry Fund shares generally will not be deductible for state income tax purposes to the extent attributable to interest income exempt from income taxation by the designated state. Further limitations on the deductibility of such interest may apply in some states.



     The foregoing description relates generally to state personal income tax issues; investors should consult with their tax advisers with respect to such taxes, other state or local taxes that may apply and the availability of any exemptions from other state or local taxes. Additional considerations relating to taxation in the various states is set forth under "Taxes" in the Statement of Additional Information.


                           ORGANIZATION OF THE TRUST


     The Trust is an unincorporated business trust organized on February 6, 1987 under the laws of Massachusetts. It is an open-end management investment company comprised of separate series ("Series"), each of which is a separate portfolio offering a separate class of shares to selected groups of purchasers. Each of the Series is to be managed independently in order to provide to shareholders who are residents of the state to which such Series relates as high a level of income exempt from federal, state and (in certain instances) local income taxes as is consistent with prudent investment management. At the date of this Prospectus, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only Series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of Series and, with respect to each Series, to issue an unlimited number of full and fractional shares of a single class. Shareholder approval is not required for the authorization of additional Series of the Trust.


     Shareholders are entitled to one vote for each full share held and to fractional votes for fractional shares held in the election of Trustees (to the extent hereafter provided) and on other matters submitted to the vote of shareholders. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on matters concerning only that Series. The Declaration of Trust does not require that the Trust hold annual meetings of shareholders. However, the Trust will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Trust. The Trust also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Trust or by a majority of the Trustees. Except as set forth above, the Trustees shall continue to hold office and appoint successor Trustees.

     Each issued and outstanding share is entitled to participate equally in dividends and distributions declared by the respective Series and in the net assets of such Series on liquidation or dissolution remaining after satisfaction of outstanding liabilities. The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and non-assessable by the Trust.

     The Declaration of Trust establishing the Trust refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her other duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" (as defined in the Declaration of Trust) only shall be liable. A copy of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Commonwealth of Massachusetts.

                       SHAREHOLDER REPORTS AND INQUIRIES

SHAREHOLDER REPORTS

     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

                  Merrill Lynch Financial Data Services, Inc.
                                 P.O. Box 45290
                          Jacksonville, FL 32232-5290


     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this, please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.


SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to a Fund at the address or telephone number set forth on the cover page of this Prospectus.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

                                    Manager

                          Fund Asset Management, L.P.

                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  Distributor
               Merrill Lynch, Pierce, Fenner & Smith Incorporated
                             World Financial Center
                                  North Tower
                                250 Vesey Street
                            New York, New York 10281

                                   Custodian
                      State Street Bank and Trust Company
                                  P.O. Box 351
                          Boston, Massachusetts 02101

                                 Transfer Agent
                  Merrill Lynch Financial Data Services, Inc.
                            Administrative Offices:
                           4800 Deer Lake Drive East
                        Jacksonville, Florida 32246-6484

                                Mailing Address:
                                 P.O. Box 45290
                        Jacksonville, Florida 32232-5290

                              Independent Auditors
                             Deloitte & Touche LLP
                                117 Campus Drive
                        Princeton, New Jersey 08540-6400

                                    Counsel
                                Brown & Wood LLP
                             One World Trade Center
                         New York, New York 10048-0557

                         Principal Office of the Trust
                             800 Scudders Mill Road
                          Plainsboro, New Jersey 08536

                               TABLE OF CONTENTS


                                        PAGE
                                        ----
Fee Table.............................    2
Financial Highlights..................    3
Yield Information.....................    8
Investment Objectives and Policies....    9
Purchase of Shares....................   19
Redemption of Shares..................   23
Management of the Trust...............   26
Portfolio Transactions................   28
Dividends.............................   29
Determination of Net Asset Value......   29
Taxes.................................   30
Organization of the Trust.............   32
Shareholder Reports and Inquiries.....   33


No person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offers contained therein, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund, the Manager or Merrill Lynch, Pierce, Fenner & Smith Incorporated. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

                                                                Code #16817-0797

CMA MULTI-STATE
MUNICIPAL SERIES TRUST
- ARIZONA
- CALIFORNIA
- CONNECTICUT
- MASSACHUSETTS
- MICHIGAN
- NEW JERSEY
- NEW YORK
- NORTH CAROLINA
- OHIO
- PENNSYLVANIA
PROSPECTUS

The enclosed prospectus describes ten fully managed municipal money market funds. Shares of the Funds are offered to participants in the Cash Management Account(R) ("CMA(R) Account") program of Merrill Lynch, Pierce, Fenner & Smith Incorporated and to other individual investors who maintain accounts directly with the Transfer Agent.

Investors should be aware that the Cash Management Account service is not a bank account and that a shareholder's investment in a Fund is not insured by any governmental agency. As with any investment in securities, the value of a shareholder's investment in a Fund may fluctuate.
------------------------------------------------------
PRINCIPAL OFFICE OF THE TRUST:
800 SCUDDERS MILL ROAD
PLAINSBORO, NEW JERSEY 08536

JULY 22, 1997
                                                                          (LOGO)

STATEMENT OF ADDITIONAL INFORMATION
                     CMA MULTI-STATE MUNICIPAL SERIES TRUST

        CMA ARIZONA MUNICIPAL MONEY FUND               CMA NEW JERSEY MUNICIPAL MONEY FUND
      CMA CALIFORNIA MUNICIPAL MONEY FUND               CMA NEW YORK MUNICIPAL MONEY FUND
      CMA CONNECTICUT MUNICIPAL MONEY FUND           CMA NORTH CAROLINA MUNICIPAL MONEY FUND
     CMA MASSACHUSETTS MUNICIPAL MONEY FUND               CMA OHIO MUNICIPAL MONEY FUND
       CMA MICHIGAN MUNICIPAL MONEY FUND              CMA PENNSYLVANIA MUNICIPAL MONEY FUND

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 - PHONE NO. (609) 282-2800


     CMA Multi-State Municipal Series Trust (the "Trust") consists of CMA Arizona Municipal Money Fund (the "Arizona Fund"), CMA California Municipal Money Fund (the "California Fund"), CMA Connecticut Municipal Money Fund (the "Connecticut Fund"), CMA Massachusetts Municipal Money Fund (the "Massachusetts Fund"), CMA Michigan Municipal Money Fund (the "Michigan Fund"), CMA New Jersey Municipal Money Fund (the "New Jersey Fund"), CMA New York Municipal Money Fund (the "New York Fund"), CMA North Carolina Municipal Money Fund (the "North Carolina Fund"), CMA Ohio Municipal Money Fund (the "Ohio Fund") and CMA Pennsylvania Municipal Money Fund (the "Pennsylvania Fund") (together, the "Funds"). Each Fund is a non-diversified, no-load money market mutual fund seeking current income exempt from federal income taxes, the designated state's personal income taxes and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Each Fund also seeks preservation of capital and liquidity available from investing in a portfolio of short-term, high quality obligations, the interest on which is exempt, in the opinion of counsel to the issuer, from federal income taxes, personal income taxes of the designated state and, in certain instances, local taxes. The Funds may invest in certain tax-exempt securities classified as "private activity bonds" that may subject certain investors in the Funds to an alternative minimum tax. The Funds also may invest in derivative or synthetic municipal instruments. The Funds' shares are offered to participants in the Cash Management Account(R) ("CMA" or "CMA account") financial service program of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") to provide a medium for the investment of free credit balances held in CMA accounts. A CMA account is a conventional Merrill Lynch cash securities or margin securities account ("Securities Account") which is linked to the Funds and certain other mutual funds (collectively, the "CMA Funds"), money market deposit accounts maintained with depository institutions and to a Visa(R) card/check account ("Visa Account"). Merrill Lynch markets its margin account under the name Investor CreditLine(SM) service.


     A customer of Merrill Lynch may subscribe to the CMA program with a minimum of $20,000 in securities or cash. Subject to the conditions described in the prospectus referred to below, free credit balances in the Securities Account of CMA participants may be invested periodically in shares of one of the CMA Funds or deposited with a depository institution through the Insured Savings(SM) Account (the "Insured Savings Account"). This permits the subscriber to earn a return on such funds pending further investment in other aspects of the CMA program or utilization of the Visa Account. The shares of the Funds also may be purchased by individual investors maintaining accounts directly with the Transfer Agent who do not subscribe to the CMA program. The minimum initial purchase for non-CMA subscribers is $5,000 and subsequent purchases must be $1,000 or more.

     Merrill Lynch charges a program participation fee for the CMA service which presently is $100 per year for individuals (an additional $25 annual program fee is charged for participation in the CMA Visa(R) Gold Program described in the CMA Program Description). A different fee may be charged to certain group plans and special accounts. Merrill Lynch reserves the right to change the fee for the CMA service or the CMA Visa Gold Program at any time.


     This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the prospectus of the Funds dated July 22, 1997 (the "Prospectus"), which has been filed with the Securities and Exchange Commission (the "Commission") and can be obtained without charge by calling or writing to the Funds at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                            ------------------------

     THE DATE OF THIS STATEMENT OF ADDITIONAL INFORMATION IS JULY 22, 1997.

                       INVESTMENT OBJECTIVES AND POLICIES


     Each Fund is a non-diversified, no-load money market mutual fund investing primarily in short-term, high quality obligations the interest on which is exempt, in the opinion of counsel to the issuer, from federal and the designated state's personal income taxes and, in certain instances, local personal income taxes, local personal property taxes and/or state intangible personal property taxes. Reference is made to "Investment Objectives and Policies" in the Prospectus of the Funds for a discussion of the investment objectives and policies of each Fund.



     Each Fund is classified as non-diversified within the meaning of the Investment Company Act of 1940, as amended (the "Investment Company Act"), which means that the Fund is not limited by such Act in the proportion of its assets that it may invest in obligations of a single issuer. However, each Fund's investments will be limited so as to qualify as a "regulated investment company" ("RIC") for purposes of the Internal Revenue Code of 1986, as amended (the "Code"). See "Taxes."


     As discussed in the Prospectus, the Funds may invest in variable rate demand obligations ("VRDOs"). VRDOs are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the unpaid principal balance plus accrued interest on a short notice period. The interest on a VRDO is adjustable at periodic intervals to a rate calculated to maintain the market value of the VRDO at approximately the par value of the VRDO on adjustment date. The adjustment may be based on an interest rate adjustment index.

     The Funds also may invest in VRDOs in the form of participation interests ("Participating VRDOs") in variable rate tax-exempt obligations held by financial institutions, typically commercial banks ("institutions"). Participating VRDOs provide the Funds with a specified undivided interest (up to 100%) of the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the Participating VRDOs from the institution on a specified number of days' notice, presently not to exceed 30 days. In addition, each Participating VRDO is backed by an irrevocable letter of credit or similar commitment of the institution. A Fund that invests in a VRDO has an undivided interest in an underlying obligation and thus participates on the same basis as the institution in such obligation, except that the institution typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit or issuing the repurchase commitment.


     Each Fund has been advised by counsel to the Trust that the interest received on Participating VRDOs will be treated as interest from tax-exempt obligations as long as such Fund does not invest more than a limited amount (not more than 20%) of its total assets in such investments and certain other conditions are met. It is contemplated that no Fund will invest more than a limited amount of its total assets in Participating VRDOs.


     The Funds can be expected to offer lower yields than longer-term municipal bond funds because the types of securities in which the Funds will invest, as described in the Prospectus (hereinafter referred to as "State Municipal Securities" or "Municipal Securities"), have shorter maturities and therefore tend to produce lower yields than longer-term municipal securities. Interest rates in the short-term municipal securities market also may fluctuate more widely from time to time than interest rates in the long-term municipal bond market. Because the Funds invest solely in short-term securities, however, the market value of each Fund's portfolio at any given time can be expected to fluctuate less as a result of changes in interest rates. Because of the interest rate adjustment formula on VRDOs (including Participating VRDOs), the VRDOs are not comparable to fixed rate securities. A Fund's yield on VRDOs will decline and its shareholders will forego the opportunity for capital appreciation during periods when prevailing interest rates have declined. On the other hand, during periods where prevailing interest rates have increased, a Fund's yield on VRDOs will increase and its shareholders will have a reduced risk of capital depreciation.

     The Funds' portfolio investments in municipal notes and short-term tax-exempt commercial paper will be limited to those obligations which are rated, or issued by issuers who have been rated, in one of the two highest rating categories for short-term municipal debt obligations by a nationally recognized statistical rating organization (an "NRSRO") or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. The Funds' investments in municipal bonds (which must have maturities at the date of purchase of 397 days (13 months) or less) will be in issuers who have received from the requisite NRSROs a rating, with respect to a class of short-term debt obligations that is comparable in priority and security with the investment, in one of the two highest rating categories for short-term obligations or, if not rated, will be of comparable quality as determined by the Trustees of the Trust. Currently, there are three NRSROs which rate municipal obligations: Fitch Investors Service, Inc. ("Fitch"), Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Services ("Standard & Poor's"). Certain tax-exempt obligations (primarily VRDOs and Participating VRDOs) may be entitled to the benefit of letters of credit or similar credit enhancements issued by financial institutions and, in such instances, the Board of Trustees and Fund Asset Management, L.P. (the "Manager") will take into account the obligation of the financial institution in assessing the quality of such instrument. The Funds may also purchase other types of tax-exempt instruments if, in the opinion of the Trustees, such obligations are equivalent to securities having the ratings described above. For a description of Municipal Securities and ratings, see Appendix K--"Information Concerning Municipal Securities".


PURCHASE OF MUNICIPAL SECURITIES ON A DELAYED DELIVERY OR WHEN-ISSUED BASIS

     Municipal Securities may at times be purchased or sold on a delayed delivery basis or on a when-issued basis. These transactions arise when securities are purchased or sold by a Fund with payment and delivery taking place in the future, often a month or more after the purchase. The payment obligation and the interest rate are each fixed at the time the buyer enters into the commitment. The Fund will make commitments to purchase such securities only with the intention of actually acquiring the securities, but the Fund may sell these securities prior to settlement date if it is deemed advisable. No new when-issued commitments will be made if more than 40% of a Fund's net assets would become so committed. Purchasing Municipal Securities on a when-issued basis involves the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself; if yields so increase, the value of the when-issued obligation generally will decrease. The Funds will maintain separate accounts at the Trust's custodian consisting of cash or liquid Municipal Securities (valued on a daily basis) equal at all times to the amount of the when-issued commitment.

TAXABLE MONEY MARKET SECURITIES

     The Funds may invest in taxable money market securities subject to the limitations set forth under "Investment Objectives and Policies" in the Prospectus ("Taxable Securities"). The Taxable Securities in which the Funds may invest consist of U.S. Government securities, U.S. Government agency securities, domestic bank certificates of deposit and bankers' acceptances, short-term corporate debt securities such as commercial paper and repurchase agreements. These investments must have a stated maturity not in excess of 397 days (13 months) from the date of purchase.


     The standards applicable to Taxable Securities in which the Funds invest are essentially the same as those described above with respect to Municipal Securities. The Funds may not invest in any security issued by a depository institution unless such institution is organized and operating in the United States, has total assets of at least $1 billion and is federally insured.


     The Funds may invest in Taxable Securities pursuant to repurchase agreements. Repurchase agreements may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof which meet the creditworthiness standards adopted by the Board of Trustees. Under such agreements, the bank or primary dealer or an affiliate thereof agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, a Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement. In the event of default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, such Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. In the event of a default under a repurchase agreement that is construed to be a collateralized loan, instead of the contractual fixed rate of return, the rate of return to such Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, such Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.


     In general, for federal income tax purposes, repurchase agreements are treated as collateralized loans secured by the securities "sold". Therefore, amounts earned under such agreements, even if the underlying securities are tax-exempt securities, will not be considered tax-exempt interest.


     From time to time, the Funds also may invest in money market securities pursuant to purchase and sale contracts. While purchase and sale contracts are similar to repurchase agreements, purchase and sale contracts are structured so as to be in substance more like a purchase and sale of the underlying security than is the case with repurchase agreements.

INVESTMENT RESTRICTIONS

     The Trust has adopted a number of restrictions and policies relating to the investment of each Fund's assets and activities, which are fundamental policies and may not be changed without the approval of the holders of a majority of the respective Fund's outstanding shares (for this purpose a majority of the shares means the lesser of (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (ii) more than 50% of the outstanding shares). No Fund may: (1) purchase any securities other than securities referred to under "Investment Objectives and Policies" in the Prospectus and herein; (2) invest more than 5% of its total assets (taken at market value at the time of each investment) in industrial revenue bonds where the entity supplying the revenues from which the issue is to be paid, including predecessors, has a record of less than three years of continuous operation; (3) make investments for the purpose of exercising control or management; (4) purchase securities of other investment companies, except in connection with a merger, consolidation, acquisition or reorganization; (5) purchase or sell real estate (provided that such restriction shall not apply to Municipal Securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein), commodities or commodity contracts, interests in oil, gas or other mineral exploration or development programs; (6) purchase any securities on margin, except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities; (7) make short sales of securities or maintain a short position or invest in put, call, straddle, or spread options or combinations thereof; provided, however, that each Fund shall have the authority to purchase Municipal Securities subject to put options as set forth herein under "Investment Objectives and Policies" and Appendix K--"Information Concerning Municipal Securities"; (8) make loans to other persons, provided that each Fund may purchase a portion of an issue of Municipal Securities (the acquisition of a portion of an issue of Municipal Securities or bonds, debentures or other debt securities which are not publicly distributed is considered to be the making of a loan under the Investment Company Act); (9) borrow amounts in excess of 20% of its total assets taken at market value (including the amount borrowed), and then only from banks as a temporary measure for extraordinary or emergency purposes including to meet redemptions and to settle securities transactions. [Usually only "leveraged" investment companies may borrow in excess of 5% of their assets; however, the Funds will not borrow to increase income but only to meet redemption requests which might otherwise require untimely dispositions of portfolio securities. The Funds will not purchase securities while borrowings are outstanding except to honor prior commitments. Interest paid on such borrowings will reduce net income.]; (10) mortgage, pledge, hypothecate or in any manner transfer as security for indebtedness any securities owned or held by the Fund except as may be necessary in connection with borrowings mentioned in (9) above, and then such mortgaging, pledging or hypothecating may not exceed 10% of its total assets, taken at market value; (11) invest in securities with legal or contractual restrictions on resale for which no readily available market exists, including repurchase agreements maturing in more than seven days, if, regarding all such securities, more than 10% of its total assets (taken at market value), would be invested in such securities; (12) act as an underwriter of securities, except to the extent that the Fund technically may be deemed an underwriter when engaged in the activities described in (8) above or insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities; and (13) purchase or retain the securities of any issuer, if those individual officers and Trustees of the Trust, the Manager or any subsidiary thereof each owning beneficially more than 1/2 of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. In addition to the foregoing, the Funds have undertaken with the State of Texas that they will not invest in oil, gas or mineral leases.


     In addition, to comply with tax requirements for qualification as a RIC, each Fund's investments will be limited in a manner such that, at the close of each quarter of each fiscal year, (a) no more than 25% of the Fund's total assets are invested in the securities of a single issuer, and (b) with regard to at least 50% of the Fund's total assets, no more than 5% of its total assets are invested in the securities of a single issuer. For purposes of this restriction, the Funds will regard each state and each political subdivision, agency or instrumentality of such state and each multi-state agency of which such state is a member and each public authority which issues securities on behalf of a private entity as a separate issuer, except that if the security is backed only by the assets and revenues of a non-government entity then the entity with the ultimate responsibility for the payment of interest and principal may be regarded as the sole issuer. These tax-related limitations may be changed by the Trustees of the Trust to the extent necessary to comply with changes to the federal tax requirements.


                            MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS


     Information about the Trustees and executive officers of the Trust, including their ages and their principal occupations for at least the last five years, is set forth below. Unless otherwise noted, the address of each Trustee and executive officer is P.O. Box 9011, Princeton, New Jersey 08543-9011.



     ARTHUR ZEIKEL (65)--President and Trustee(1)(2)--President of the Manager (which term, as used herein, includes its corporate predecessors) since 1977; President of Merrill Lynch Asset Management, L.P. ("MLAM")(which term, as used herein, includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML & Co.") since 1990; Director of Merrill Lynch Funds Distributor, Inc. ("MLFD") since 1977.



     RONALD W. FORBES (56)--Trustee(2)--1400 Washington Avenue, Albany, New York 12222. Professor of Finance, School of Business, State University of New York at Albany since 1989.



     CYNTHIA A. MONTGOMERY (45)--Trustee(2)--Harvard Business School, Soldiers Field Road, Boston, Massachusetts 02163. Professor, Harvard Business School since 1989; Associate Professor, J.L. Kellogg Graduate School of Management, Northwestern University from 1985 to 1989; Assistant Professor, Graduate School of Business Administration, The University of Michigan from 1979 to 1985; Director, UNUM Corporation since 1990 and Director of Newell Co. since 1995.



     CHARLES C. REILLY (66)--Trustee(2)--9 Hampton Harbor Road, Hampton Bays, New York 11946. Self-employed financial consultant since 1990; President and Chief Investment Officer of Verus Capital, Inc. from 1979 to 1990; Senior Vice President of Arnhold and S. Bleichroeder, Inc. from 1973 to 1990; Adjunct Professor, Columbia University Graduate School of Business from 1990 to 1991; Adjunct Professor, Wharton School, The University of Pennsylvania from 1989 to 1990; Partner, Small Cities Cable Television since 1986.



     KEVIN A. RYAN (64)--Trustee(2)--127 Commonwealth Avenue, Chestnut Hill, Massachusetts 02167. Founder and current Director of The Boston University Center for the Advancement of Ethics and Character;

Professor of Education at Boston University since 1982; formerly taught on the faculties of The University of Chicago, Stanford University and Ohio State University.


     RICHARD R. WEST (59)--Trustee(2)--Box 604, Genoa, Nevada 89411. Professor of Finance since 1984, and Dean from 1984 to 1993, and currently Dean Emeritus of New York University, Leonard N. Stern School of Business Administration; Director of Bowne & Co., Inc. (financial printers), Vornado, Inc. (real estate holding company) and Alexander's Inc. (real estate company).



     TERRY K. GLENN (56)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of MLFD since 1986 and Director thereof since 1991; President of Princeton Administrators, L.P. since 1988.



     VINCENT R. GIORDANO (52)--Senior Vice President and Portfolio Manager(1)(2)--Senior Vice President of the Manager and MLAM since 1984; Senior Vice President of Princeton Services since 1993.



     EDWARD J. ANDREWS (37)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1991; investment officer in the Private Banking Division of Citibank, N.A. from 1982 to 1991.



     DONALD C. BURKE (37)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990.



     PETER J. HAYES (38)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1988.



     KENNETH A. JACOB (46)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1984.



     KEVIN A. SCHIATTA (42)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1985.



     HELEN MARIE SHEEHAN (37)--Vice President and Portfolio Manager(1)(2)--Vice President of MLAM since 1991; Assistant Vice President of MLAM from 1989 to 1991; employee of MLAM since 1985.



     STEVEN LEWIS (34)--Vice President and Portfolio Manager(1)(2)--Assistant Vice President of MLAM since 1995.



     DARRIN SANFILLIPPO (32)--Vice President and Portfolio
Manager(1)(2)--Assistant Vice President of MLAM since 1994.



     GERALD M. RICHARD (48)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President of MLFD since 1981; Treasurer since 1984.



     ROBERT HARRIS (45)--Secretary(1)(2)--Vice President of MLAM since 1984 and attorney associated with MLAM since 1980; Secretary of MLFD since 1982.

------------
(1) Interested person, as defined in the Investment Company Act, of the Trust.
(2) Such Trustee or officer is a director or officer of certain other investment companies for which the Manager or MLAM acts as investment adviser.


     At May 31, 1997, the Trustees and officers of the Trust as a group (18 persons) owned an aggregate of less than 1% of the outstanding shares of beneficial interest of each Fund. At such date, Mr. Zeikel, an officer and Trustee of the Trust, and the other officers of the Trust, owned less than 1% of the outstanding shares of common stock of ML & Co.


COMPENSATION OF TRUSTEES


     Pursuant to the terms of its management agreement with the Trust (the "Management Agreement"), the Manager pays all compensation of officers and employees of the Trust as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or its subsidiaries. The Trust pays each non-interested Trustee a fee of $4,000 per year plus a fee of $800 per meeting attended and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Trust also pays an annual fee of $2,000 to members of its Audit and Nominating Committee, which consists of all of the non-interested Trustees, and pays all Trustees' actual out-of-pocket expenses relating to attendance at meetings. The Chairman of the Audit and Nominating Committee receives an additional annual fee of $1,000 per year.



     Set forth below is each Fund's share of the allocated fees and expenses paid to the non-interested Trustees for the year ended March 31, 1997.



ARIZONA   CALIFORNIA   CONNECTICUT   MASSACHUSETTS   MICHIGAN   NEW JERSEY   NEW YORK   NORTH CAROLINA    OHIO    PENNSYLVANIA
 FUND        FUND         FUND           FUND          FUND        FUND        FUND          FUND         FUND        FUND
-------   ----------   -----------   -------------   --------   ----------   --------   --------------   ------   ------------
$1,352     $ 13,262      $ 2,787        $ 1,774       $2,429      $5,849     $10,706        $2,436       $2,719      $3,930



     The following table sets forth for the fiscal year ended March 31, 1997 compensation paid by the Funds to the non-interested Trustees and for the calendar year ended December 31, 1996 the aggregate compensation paid by all investment companies advised by MLAM and its affiliate, FAM ("MLAM/FAM Advised Funds") to the non-interested Trustees.



                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                        FROM FUND AND
                                                             PENSION OR RETIREMENT     MLAM/FAM ADVISED
                                             COMPENSATION   BENEFITS ACCRUED AS PART    FUNDS PAID TO
               NAME OF TRUSTEE                FROM FUND         OF FUND EXPENSE          TRUSTEES(1)
                                             ------------   ------------------------   ----------------
Arizona Fund
--------------
  Ronald W. Forbes(1)......................     $  259      None                           $142,500
  Cynthia A. Montgomery(1).................     $  259      None                           $142,500
  Charles C. Reilly(1).....................     $  287      None                           $293,833
  Kevin A. Ryan(1).........................     $  259      None                           $142,500
  Richard R. West(1).......................     $  259      None                           $272,833
California Fund
----------------
  Ronald W. Forbes(1)......................     $2,587      None                           $142,500
  Cynthia A. Montgomery(1).................     $2,587      None                           $142,500
  Charles C. Reilly(1).....................     $2,864      None                           $293,833
  Kevin A. Ryan(1).........................     $2,587      None                           $142,500
  Richard R. West(1).......................     $2,587      None                           $272,833
Connecticut Fund
-------------------
  Ronald W. Forbes(1)......................     $  548      None                           $142,500
  Cynthia A. Montgomery(1).................     $  548      None                           $142,500
  Charles C. Reilly(1).....................     $  607      None                           $293,833
  Kevin A. Ryan(1).........................     $  548      None                           $142,500
  Richard R. West(1).......................     $  548      None                           $272,833
Massachusetts Fund
---------------------
  Ronald W. Forbes(1)......................     $  335      None                           $142,500
  Cynthia A. Montgomery(1).................     $  335      None                           $142,500
  Charles C. Reilly(1).....................     $  371      None                           $293,833
  Kevin A. Ryan(1).........................     $  335      None                           $142,500
  Richard R. West(1).......................     $  335      None                           $272,833

                                                                                          AGGREGATE
                                                                                         COMPENSATION
                                                                                        FROM FUND AND
                                                             PENSION OR RETIREMENT     MLAM/FAM ADVISED
                                             COMPENSATION   BENEFITS ACCRUED AS PART    FUNDS PAID TO
               NAME OF TRUSTEE                FROM FUND         OF FUND EXPENSE          TRUSTEES(1)
                                             ------------   ------------------------   ----------------
Michigan Fund
----------------
  Ronald W. Forbes(1)......................     $  468      None                           $142,500
  Cynthia A. Montgomery(1).................     $  468      None                           $142,500
  Charles C. Reilly(1).....................     $  520      None                           $293,833
  Kevin A. Ryan(1).........................     $  468      None                           $142,500
  Richard R. West(1).......................     $  468      None                           $272,833
New Jersey Fund
------------------
  Ronald W. Forbes(1)......................     $1,136      None                           $142,500
  Cynthia A. Montgomery(1).................     $1,136      None                           $142,500
  Charles C. Reilly(1).....................     $1,261      None                           $293,833
  Kevin A. Ryan(1).........................     $1,136      None                           $142,500
  Richard R. West(1).......................     $1,136      None                           $272,833
New York Fund
-----------------
  Ronald W. Forbes(1)......................     $2,089      None                           $142,500
  Cynthia A. Montgomery(1).................     $2,089      None                           $142,500
  Charles C. Reilly(1).....................     $2,317      None                           $293,833
  Kevin A. Ryan(1).........................     $2,089      None                           $142,500
  Richard R. West(1).......................     $2,089      None                           $272,833
North Carolina Fund
----------------------
  Ronald W. Forbes(1)......................     $  503      None                           $142,500
  Cynthia A. Montgomery(1).................     $  503      None                           $142,500
  Charles C. Reilly(1).....................     $  558      None                           $293,833
  Kevin A. Ryan(1).........................     $  503      None                           $142,500
  Richard R. West(1).......................     $  503      None                           $272,833
Ohio Fund
-----------
  Ronald W. Forbes(1)......................     $  520      None                           $142,500
  Cynthia A. Montgomery(1).................     $  520      None                           $142,500
  Charles C. Reilly(1).....................     $  575      None                           $293,833
  Kevin A. Ryan(1).........................     $  520      None                           $142,500
  Richard R. West(1).......................     $  520      None                           $272,833
Pennsylvania Fund
-------------------
  Ronald W. Forbes(1)......................     $  757      None                           $142,500
  Cynthia A. Montgomery(1).................     $  757      None                           $142,500
  Charles C. Reilly(1).....................     $  840      None                           $293,833
  Kevin A. Ryan(1).........................     $  757      None                           $142,500
  Richard R. West(1).......................     $  757      None                           $272,833


---------------

(1) The Trustees serve on the boards of MLAM/FAM Advised Funds as follows: Mr. Forbes (25 registered investment companies consisting of 38 portfolios); Ms. Montgomery (25 registered investment companies consisting of 38 portfolios); Mr. Reilly (43 registered investment companies consisting of 56 portfolios); Mr. Ryan (25 registered investment companies consisting of 38 portfolios); and Mr. West (44 registered investment companies consisting of 66 portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

     Reference is made to "Management of the Trust--Management and Advisory Arrangements" in the Prospectus of the Funds for certain information concerning the management and advisory arrangements of the Funds.

     Subject to the direction of the Trustees, the Manager is responsible for the actual management of each Fund's portfolio and constantly reviews each Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager, subject to the review of the Board of Trustees. The Manager performs certain of the other administrative services and provides all of the office space, facilities, equipment and necessary personnel for portfolio management of the Funds.

     Securities held by the Funds also may be held by, or be appropriate investments for, other funds or clients (collectively referred to as "clients") for which the Manager or MLAM acts as an investment adviser. Because of different investment objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the security. If purchases or sales of securities for a Fund or other clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective clients in a manner deemed equitable to all by the Manager or MLAM. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

     The Manager presently receives a fee from each Fund at the end of each month at the annual rates of 0.50% of the first $500 million of average daily net assets of the Fund, 0.425% of the average daily net assets in excess of $500 million but not exceeding $1 billion and 0.375% of the average daily net assets in excess of $1 billion.

     In the interest of minimizing expenses of the Funds, the Manager may agree voluntarily to assume a portion of the expenses of a Fund. The Manager may discontinue or reduce such assumption of expenses at any time without notice.


     Set forth below are the total management fees paid by each Fund to the Manager and total management fees waived by the Manager for the years ended March 31, 1997, 1996 and 1995:



                                                              FOR THE YEAR ENDED MARCH 31,
                               ------------------------------------------------------------------------------------------
                                           1997                           1996                           1995
                               ----------------------------   ----------------------------   ----------------------------
                                 TOTAL      FEE VOLUNTARILY     TOTAL      FEE VOLUNTARILY     TOTAL      FEE VOLUNTARILY
                               MANAGEMENT      WAIVED BY      MANAGEMENT      WAIVED BY      MANAGEMENT      WAIVED BY
                                  FEE           MANAGER          FEE           MANAGER          FEE           MANAGER
                               ----------   ---------------   ----------   ---------------   ----------   ---------------
Arizona Fund.................  $ 752,072       $      --      $ 613,484       $ 229,188      $ 430,110       $ 267,373
California Fund..............  $6,413,612      $      --      $5,570,525      $      --      $5,371,374      $      --
Connecticut Fund.............  $1,550,354      $      --      $1,393,151      $      --      $1,290,608      $      --
Massachusetts Fund...........  $ 938,904       $      --      $ 864,244       $      --      $ 756,123       $      --
Michigan Fund................  $1,255,849      $      --      $1,202,870      $      --      $1,117,988      $      --
New Jersey Fund..............  $2,990,679      $      --      $2,760,878      $      --      $2,299,467      $      --
New York Fund................  $5,150,683      $      --      $4,591,599      $      --      $3,831,293      $      --
North Carolina Fund..........  $1,331,895      $      --      $1,326,840      $ 137,989      $1,474,176      $ 294,835
Ohio Fund....................  $1,508,892      $      --      $1,290,786      $      --      $1,078,893      $      --
Pennsylvania Fund............  $2,013,273      $      --      $1,939,951      $      --      $1,689,896      $      --



     The Management Agreement obligates the Manager to provide investment advisory services, to furnish administrative services, office space and facilities for management of the affairs of the Trust and each Fund and to pay all compensation of and furnish office space for officers and employees of the Trust, as well as the fees of all Trustees of the Trust who are affiliated persons of ML & Co. or any of its subsidiaries. Except for certain expenses incurred by Merrill Lynch (see "Purchase and Redemption of Shares"), each Fund pays all other expenses incurred in its operations and a portion of the Trust's general administrative expenses allocated on the basis of the asset size of the respective Fund. Expenses that will be borne directly by the Funds include redemption expenses, expenses of portfolio transactions, expenses of registering the shares under Federal and state securities laws, pricing costs (including the daily calculation of net asset value), expenses of printing shareholder reports, prospectuses and statements of additional information (except to the extent paid for by Merrill Lynch), fees for legal and auditing services, Commission fees, interest, certain taxes, and other expenses attributable to a particular Series. Expenses which will be allocated on the basis of asset size of the respective Funds include fees and expenses of non-interested Trustees, state franchise taxes, costs of printing proxies and other expenses relating to shareholder meetings and other expenses properly payable by the Trust. The organizational expenses of the Trust were paid by the Trust and have been allocated among the Funds in a manner deemed equitable by the Trustees. Depending upon the nature of a lawsuit, litigation costs may be assessed to the specific Fund to which the lawsuit relates or allocated on the basis of the asset size of the respective Funds. The Trustees have determined that this is an appropriate method of allocation of expenses.



     For information as to the distribution fee paid by the Funds to Merrill Lynch pursuant to the Distribution Agreement, see "Purchase and Redemption of Shares."


     Duration and Termination. Unless earlier terminated as described below, each Management Agreement will continue in effect from year to year if approved annually (a) by the Trustees of the Trust or by a majority of the outstanding voting shares of the respective Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such contracts are not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the respective Fund.

                       PURCHASE AND REDEMPTION OF SHARES

     Reference is made to "Purchase of Shares" and to "Redemption of Shares" in the Prospectus of the Funds for certain information as to the purchase and redemption of Fund shares.

     The Trust has entered into separate distribution agreements on behalf of each Fund with Merrill Lynch as distributor (each, a "Distribution Agreement"). Each Distribution Agreement obligates Merrill Lynch to pay certain expenses in connection with the offering of the shares of each Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, Merrill Lynch will pay for the printing and distribution of copies thereof used in connection with the offering to investors. Merrill Lynch also will pay for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreements described above.

     Each Fund has adopted a separate distribution and shareholder servicing plan (each, a "Distribution Plan") in compliance with Rule 12b-1 under the Investment Company Act. Pursuant to each Distribution Plan, Merrill Lynch receives a monthly distribution fee from each Fund at the annual rate of 0.125% of average daily net assets of each Fund attributable to subscribers to the CMA program and to investors maintaining securities accounts with Merrill Lynch or maintaining accounts directly with the Transfer Agent who are not subscribers to such program, except that the value of Fund shares in accounts maintained directly with the Transfer Agent which are not serviced by Merrill Lynch financial consultants will be excluded. The Distribution Plans reimburse Merrill Lynch only for actual expenses incurred in the fiscal year in which the fees are paid. The distribution fees principally compensate Merrill Lynch financial consultants and other Merrill Lynch personnel for selling shares of the Funds and for providing direct and personal services to shareholders. The distribution fees are not compensation for the administrative and operational services rendered to the Funds or their shareholders by Merrill Lynch which are covered by the Management Agreements (see "Management of the Trust--Management and Advisory Arrangements") between the Trust on behalf of each Fund and the Manager. The Trustees believe that the Funds' expenditures under the Distribution Plans benefit the Funds and their shareholders by providing better shareholder services and by facilitating the sale and distribution of Fund shares.

     Set forth below are the distribution fees paid by each Fund to Merrill Lynch pursuant to their respective Distribution Plans for the years ended March 31, 1997, 1996 and 1995. All of the amounts expended were allocated to Merrill Lynch personnel and to related administrative costs.



                                                               FOR THE YEAR ENDED MARCH 31,
                                                         ----------------------------------------
                                                            1997           1996           1995
                                                         ----------     ----------     ----------
Arizona Fund.........................................    $  185,231     $  152,808     $  106,900
California Fund......................................    $1,819,326     $1,565,337     $1,492,270
Connecticut Fund.....................................    $  383,286     $  347,816     $  320,966
Massachusetts Fund...................................    $  228,987     $  215,451     $  187,724
Michigan Fund........................................    $  308,843     $  299,263     $  277,622
New Jersey Fund......................................    $  759,664     $  701,300     $  573,696
New York Fund........................................    $1,405,157     $1,244,612     $1,013,471
North Carolina Fund..................................    $  326,935     $  330,722     $  366,625
Ohio Fund............................................    $  372,783     $  322,038     $  268,476
Pennsylvania Fund....................................    $  496,888     $  483,744     $  420,594


     Among other things, the Distribution Plans provide that Merrill Lynch shall provide and the Trustees of the Trust shall review quarterly reports of the distribution expenses made by Merrill Lynch. The Distribution Plans further provide that, so long as the Distribution Plans remain in effect, the selection and nomination of Trustees of the Trust who are not "interested persons" of the Trust as defined in the Investment Company Act ("Independent Trustees") shall be committed to the discretion of the Independent Trustees then in office. A Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Trustees or by the vote of the holders of a majority of the outstanding voting securities of the respective Fund. Finally, a Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund thereunder without shareholder approval, and all material amendments are required to be approved by vote of the Trustees of the Trust, including a majority of the Independent Trustees, cast in person at a meeting called for that purpose.


     The right to receive payment with respect to any redemption of Fund shares may be suspended by a Fund for a period of up to seven days. Suspensions of more than seven days may not be made except (1) for any period (a) during which the New York Stock Exchange (the "NYSE") is closed other than customary weekend and holiday closings or (b) during which trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal by such Fund of securities owned by it is not reasonably practicable or (b) it is not reasonably practicable for such Fund fairly to determine the value of its net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders of such Fund. The Commission may determine the conditions under which (i) trading shall be deemed to be restricted and (ii) an emergency shall be deemed to exist within the meaning of clause (2) above.



     Merrill Lynch has offered the CMA program since September 1977. While no significant problems have occurred to date, no predictions can be made as to the rate of purchases and redemptions of shares which will result from the automatic features of the CMA program. The portfolio securities of the Funds are highly liquid and each Fund has the right to borrow up to 20% of its total assets on a temporary basis to meet unexpected redemptions. Nevertheless, an erratic redemption pattern could force the Manager to invest in securities or maintain an average portfolio maturity which might lessen the yield that would otherwise be available to the Funds.


                             PORTFOLIO TRANSACTIONS

     The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees and officers of the Trust, the Manager is primarily responsible for each Fund's portfolio decisions and the placing of each Fund's portfolio transactions. In placing orders, it is the policy of the Trust to obtain the best net results taking into account such factors as the price of the securities and the firm's risk in positioning the securities involved. While the Manager generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available. The Trust's policy of investing in securities with short maturities will result in high portfolio turnover.


     The securities in which the Funds invest are traded in the over-the-counter ("OTC") market. Where possible, the Funds will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principals for their own accounts. On occasion, securities may be purchased directly from the issuer. The Municipal Securities in which the Funds invest generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Funds primarily will consist of dealer spreads and underwriting commissions. Under the Investment Company Act, persons affiliated with the Trust are prohibited from dealing with the Trust or any Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the Commission. Since OTC transactions are usually principal transactions, affiliated persons of the Trust may not serve as the Funds' dealer in connection with such transactions, except pursuant to the exemptive order described below. Without the relief provided by the exemptive order described below, the Funds could purchase municipal securities from underwriting syndicates of which Merrill Lynch was a member under certain conditions in accordance with the provisions of a rule adopted under the Investment Company Act. In 1987, the Commission issued an exemptive order to one of the CMA Funds which permits the Funds to engage in certain principal transactions with Merrill Lynch in tax-exempt securities subject to certain conditions. An affiliated person of the Trust may serve as its broker in OTC transactions conducted on an agency basis.



     Set forth below are the number of principal transactions each Fund engaged in with Merrill Lynch and the aggregate amount of those transactions during the years ended March 31, 1997, 1996 and 1995.



                                                FOR THE YEAR ENDED MARCH 31,
                       ------------------------------------------------------------------------------
                                 1997                       1996                       1995
                       ------------------------   ------------------------   ------------------------
                        NUMBER OF     AGGREGATE    NUMBER OF     AGGREGATE    NUMBER OF     AGGREGATE
                       TRANSACTIONS    AMOUNT*    TRANSACTIONS    AMOUNT*    TRANSACTIONS    AMOUNT*
                       ------------   ---------   ------------   ---------   ------------   ---------
Arizona Fund.........        5         $   5.8          3         $  10.0           3        $   7.0
California Fund......       29         $ 364.4         27         $ 137.9         191        $ 823.1
Connecticut Fund.....       42         $  99.3         16         $  46.8          --        $    --
Massachusetts Fund...       39         $  75.1         12         $  27.4          42        $  54.8
Michigan Fund........        7         $  20.0          7         $  52.0           6        $  14.9
New Jersey Fund......       31         $  88.4         10         $  39.1           6        $  14.8
New York Fund........        7         $  71.4          2         $  12.2           8        $ 153.5
North Carolina
  Fund...............       --         $    --          6         $  13.6          14        $  14.2
Ohio Fund............       17         $  52.1          1         $   2.2           2        $   2.4
Pennsylvania Fund....        3         $  17.3          4         $  17.7          --        $    --


---------------
* in millions

     The Trustees of the Trust have considered the possibility of recapturing for the benefit of the Funds expenses of possible portfolio transactions, such as dealers' spreads and underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time. The Manager has arranged for the Trust's custodian to receive any tender offer solicitation fees on behalf of each Fund payable with respect to portfolio securities of such Fund.

     The Funds do not expect to use one particular dealer, but, subject to obtaining the best execution, dealers who provide supplemental investment research to the Manager may receive orders for transactions by the Funds. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement and the expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information.

                        DETERMINATION OF NET ASSET VALUE


     The net asset value of each Fund for the purpose of pricing orders for the purchase and redemption of shares is determined by the Manager at 12 noon, New York time, on each business day during which the NYSE or New York banks are open for business, immediately after the daily declaration of dividends. As a result of this procedure, net asset value is determined each business day except for days on which both the NYSE and New York banks are closed. Both the NYSE and New York banks are closed on New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value of a Fund is determined by adding the value of all securities and other assets in the portfolio, deducting its liabilities and dividing by the number of shares outstanding. It is anticipated that the net asset value per share of each Fund will remain constant at $1.00 per share, but no assurance can be offered in this regard.


     Each Fund values its portfolio securities based on their amortized cost in accordance with the terms of a rule adopted by the Commission. This involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument.


     In accordance with the Commission regulations applicable to the valuation of its portfolio securities, each Fund will maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days (13 months) or less, and invest only in securities determined by the Trustees to be of high quality with minimal credit risks. In addition, the Trustees have established procedures designed to stabilize, to the extent reasonably possible, each Fund's price per share as computed for the purpose of sales and redemptions at $1.00. The Trustees will review periodically each Fund's portfolio holdings to determine whether a deviation exists between the net asset value calculated using market quotations and that calculated on an amortized cost basis. In the event the Trustees determine that a deviation exists with respect to any Fund that may result in material dilution or other unfair results to investors or existing shareholders, such Fund will take such corrective action which it regards as necessary and appropriate, including the reduction of the number of outstanding shares of the Fund by having each shareholder proportionately contribute shares to the Fund's capital; the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; or establishing a net asset value per share by using available market quotations. If the number of outstanding shares is reduced in order to maintain a constant net asset value of $1.00 per share, the shareholders will contribute proportionately to such Fund's capital. Each shareholder will be deemed to have agreed to such contribution by such shareholder's investment in the Fund.


     Since the net income of each Fund is determined and declared as a dividend immediately prior to each time the net asset value of such Fund is determined, the net asset value per share of each Fund normally remains at $1.00 per share immediately after each such dividend declaration. Any increase in the value of a shareholder's investment in a Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of such Fund in the account, and any decrease in the value of a shareholder's investment may be reflected by a decrease in the number of shares in the account. See "Taxes" below.

                               YIELD INFORMATION

     Each Fund normally computes its annualized yield by determining the net income for a seven-day base period for a hypothetical pre-existing account having a balance of one share at the beginning of the base period, dividing the net income by the net asset value of the account at the beginning of the base period to obtain the base period return, multiplying the result by 365 and then dividing by seven. Under this calculation, the yields on Fund shares reflect realized gains and losses on portfolio securities. In accordance with regulations adopted by the Commission, each Fund is required to disclose its annualized yield for certain seven-day base periods in a standardized manner which does not take into consideration any realized or unrealized gains or losses on portfolio securities. The Commission also permits the calculation of a standardized effective or compounded yield. This is computed by compounding the unannualized base period return which is done by adding one to the base period return, raising the sum to a power equal to 365, dividing by seven and subtracting one from the result. This compounded yield calculation also excludes realized and unrealized gains or losses on portfolio securities.

     The yield on Fund shares normally will fluctuate on a daily basis. Therefore, the yield for any given past period is not an indication or representation by a Fund of future yields or rates of return on its shares. The yield is affected by such factors as changes in interest rates on short-term Municipal Securities, average portfolio maturity, the types and quality of portfolio securities held and operating expenses.

                                     TAXES

FEDERAL


     The Trust intends to continue to qualify each Fund for the special tax treatment afforded RICs under the Code. As long as a Fund so qualifies, the Fund (but not its shareholders) will not be subject to federal income tax to the extent that it distributes its net investment income and net realized capital gains. The Trust intends to cause the Funds to distribute substantially all of such income.



     As discussed in the Prospectus for the Funds, the Trust has a number of Series, each referred to herein as a "Fund". Each Fund is treated as a separate corporation for federal income tax purposes, and therefore is considered to be a separate entity in determining its treatment under the rules for RICs described in the Prospectus. Losses in one Fund do not offset gains in another Fund, and the requirements (other than certain organizational requirements) for qualifying for RIC status will be determined at the Fund level rather than at the Trust level.


     The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year-end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a RIC. The excise tax, therefore, generally will not apply to the tax-exempt income of RICs, such as the Funds, that pay exempt-interest dividends.


     The Trust intends to qualify each Fund to pay "exempt-interest dividends" as defined in Section 852(b)(5) of the Code. Under such section if, at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets consists of obligations exempt from Federal income tax ("tax-exempt obligations") under Section 103(a) of the Code (relating generally to obligations of a state or local governmental unit), the Fund shall be qualified to pay exempt-interest dividends to its shareholders. Exempt-interest dividends are dividends or any part thereof paid by a Fund which are attributable to interest on tax-exempt obligations and designated by the Trust as exempt-interest dividends in a written notice mailed to such Fund's shareholders within 60 days after the close of the Fund's taxable year. To the extent that the dividends distributed to a Fund's shareholders are derived from interest income exempt from Federal income tax under Code Section 103(a) and are properly designated as exempt-interest dividends, they will be excludable from a shareholder's gross income for Federal income tax purposes. Exempt-interest dividends are included, however, in determining the portion, if any, of a person's social security benefits and railroad retirement benefits subject to federal income taxes. Interest on indebtedness incurred or continued to purchase or carry shares of RICs paying exempt-interest dividends, such as the Funds, will not be deductible by the investor for Federal income tax purposes to the extent attributable to exempt-interest dividends. Shareholders are advised to consult their tax advisers with respect to whether exempt-interest dividends retain the exclusion under Code Section 103(a) if a shareholder would be treated as a "substantial user" or "related person" under Code Section 147(a) with respect to property financed with the proceeds of an issue of "industrial development bonds" or "private activity bonds", if any, held by a Fund.

     To the extent that any Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses ("ordinary income dividends"), such distributions are considered ordinary income for federal income tax purposes. Distributions, if any, from an excess of net long-term capital gains over net short-term capital losses derived from the sale of securities ("capital gain dividends") are taxable as long-term capital gains for federal income tax purposes, regardless of the length of time a shareholder has owned a Fund's shares. Distributions by the Fund, whether from exempt-interest income, ordinary income or capital gains, will not be eligible for the dividends received deduction allowed to corporations under the Code.


     All or a portion of a Fund's gain from the sale or redemption of tax-exempt obligations purchased at a market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders. Distributions in excess of a Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset). Any loss upon the sale or exchange of Fund shares held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder. In addition, any such loss that is not disallowed under the rule stated above will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. If a Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.


     The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. The alternative minimum tax applies to interest received on "private activity bonds" issued after August 7, 1986. Private activity bonds are bonds which, although tax-exempt, are used for purposes other than those generally performed by governmental units and which benefit non-governmental entities (e.g., bonds used for industrial development or housing purposes). Income received on such bonds is classified as an item of "tax preference", which could subject certain investors in such bonds, including shareholders of a Fund, to an alternative minimum tax. The Funds will purchase such "private activity bonds", and the Trust will report to shareholders within 60 days after each Fund's taxable year-end the portion of the Fund's dividends declared during the year which constitutes an item of tax preference for alternative minimum tax purposes. The Code further provides that corporations are subject to an alternative minimum tax based, in part, on certain differences between taxable income as adjusted for other tax preferences and the corporation's "adjusted current earnings", which more closely reflect a corporation's economic income. Because an exempt-interest dividend paid by a Fund will be included in adjusted current earnings, a corporate shareholder may be required to pay alternative minimum tax on exempt-interest dividends paid by such Fund.


     A loss realized on a sale or exchange of shares of a Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

     Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

     Under certain Code provisions, some shareholders may be subject to a 31% withholding tax on certain ordinary income dividends and on capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Trust or who, to the Trust's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

     The Code provides that every person required to file a tax return must include for information purposes on such return the amount of exempt-interest dividends received from all sources (including any of the Funds) during the taxable year.


     The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.



     Shareholders are urged to consult their tax advisers regarding specific questions as to federal or foreign taxes.



STATE



     Arizona. Exempt-interest dividends are not subject to Arizona income tax for shareholders who are Arizona residents to the extent that the dividends are attributable to interest earned on Arizona State Municipal Securities. To the extent that the Arizona Fund's distributions are derived from interest on its taxable investments or from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income for Arizona income tax purposes. Distributions, if any, of net long-term capital gains from the sale of securities are taxable as ordinary income for Arizona purposes.


     California. Exempt-interest dividends will not be subject to California personal income tax for California resident individuals to the extent attributable to interest from California State Municipal Securities, and such exempt-interest dividends will also be excludable from the income base used in calculating the California corporate income tax to the extent attributable to interest on California State Municipal Securities. Exempt-interest dividends paid to a corporate shareholder subject to California state corporate franchise tax will be taxable as ordinary income. Distributions of capital gain dividends will be treated as long-term capital gains which are taxed at ordinary income tax rates for California state income tax purposes.


     Connecticut. Dividends paid by the Connecticut Fund are not subject to the Connecticut personal income tax, on individuals, trusts and estates, to the extent that they qualify as exempt-interest dividends for federal income tax purposes that are derived from obligations issued by or on behalf of the State of Connecticut or its political subdivisions, instrumentalities, authorities, districts, or similar public entities created under Connecticut law ("Connecticut Obligations") or obligations the interest on which states are prohibited from taxing by federal law. Other Connecticut Fund dividends and distributions, whether received in cash or additional shares, are subject to this tax, except that capital gain dividends derived from Connecticut Obligations are not subject to the tax. Dividends and distributions paid by the Connecticut Fund that constitute items of tax preference for purposes of the federal alternative minimum tax, other than exempt-interest dividends not subject to the Connecticut personal income tax, could cause liability for the net Connecticut minimum tax, applicable to investors subject to the Connecticut personal income tax who are required to pay the federal alternative minimum tax. Interest on indebtedness incurred to purchase or carry Fund shares will not reduce taxable income under the Connecticut personal income tax except to the extent it may reduce the taxpayer's federal adjusted gross income.



     Dividends paid by the Fund, including those that qualify as exempt-interest dividends for federal income tax purposes, are taxable for purposes of the Connecticut Corporation Business Tax. However, 70% (100% if the investor owns at least 20% of the total voting power and value of the Fund's shares) of amounts that are treated as dividends and not as exempt-interest dividends or capital gain dividends for federal income tax purposes are deductible for purposes of this tax, but no deduction is allowed for expenses related thereto.



     Massachusetts. Under existing Massachusetts law, as long as the Massachusetts Fund qualifies as a separate RIC under the Code, (i) the Massachusetts Fund will not be liable for any personal income or corporate excise tax in the Commonwealth of Massachusetts and (ii) shareholders of the Massachusetts Fund who are subject to Massachusetts personal income taxation will not be required to include in their

Massachusetts taxable income that portion of dividends paid by the Massachusetts Fund that is identified in a year-end statement as (a) exempt-interest dividends directly attributable to interest that is received by the Massachusetts Fund on obligations issued by the Commonwealth of Massachusetts, a political subdivision thereof, or any instrumentality of either of the foregoing, and that is exempt from Massachusetts taxation, or (b) dividends attributable to interest received by the Massachusetts Fund on obligations of the United States that are exempt from state taxation (collectively, "Massachusetts-exempt dividends").


     Any capital gains distributed by the Massachusetts Fund (except for capital gains on certain Massachusetts State Municipal Securities which are specifically exempt by statute), or gains realized by a shareholder on a redemption or sale of shares of the Massachusetts Fund, will be subject to Massachusetts personal income taxation. The portion of any deduction (e.g., an interest deduction) otherwise available to a shareholder, which relates or is allocable to Massachusetts-exempt dividends received by the shareholder, will not be deductible for Massachusetts personal income tax purposes.

     In the case of any corporate shareholder subject to the Massachusetts corporate excise tax, distributions received from the Massachusetts Fund, and any gain on the sale or other disposition of Massachusetts Fund shares, will be includable in the corporation's Massachusetts gross income and taxed accordingly. Interest on indebtedness incurred or continued to purchase or carry Fund shares will not be deductible in calculating the income component of the Massachusetts corporate excise tax.


     Michigan. Shareholders who are subject to the Michigan income tax or single business tax will not be subject to the Michigan income tax or single business tax on exempt-interest dividends to the extent such dividends are attributable to interest on Michigan State Municipal Securities. To the extent the distributions from the Michigan Fund are attributable to sources other than interest on Michigan State Municipal Securities, such distributions, including, but not limited to, long-term or short-term capital gains, but excluding any such capital gains from obligations of the United States or of its possessions, will not be exempt from Michigan income tax or the single business tax.


     In 1986, the Michigan Department of Treasury issued a Bulletin stating that holders of interests in regulated investment companies who are subject to the Michigan intangibles tax will be exempt from the tax to the extent that such a company's investment portfolio consists of items such as the Michigan State Municipal Securities. In addition, shares owned by certain financial institutions or by certain other persons subject to the Michigan single business tax are not subject to the Michigan intangibles tax. The intangibles tax is being phased out, with reductions of twenty-five percent (25%) in 1994 and 1995, fifty percent (50%) in 1996 and seventy-five percent (75%) in 1997, with total repeal effective January 1, 1998.

     New Jersey. To the extent distributions are derived from interest or gains on New Jersey State Municipal Securities, such distributions will be exempt from New Jersey personal income tax. In order to pass through tax-exempt interest for New Jersey personal income tax purposes, the New Jersey Fund, among other requirements, must have not less than 80% of the aggregate principal amount of its investments invested in New Jersey State Municipal Securities at the close of each quarter of the tax year (the "80% Test"). For purposes of calculating whether the 80% Test is satisfied, financial options, futures, forward contracts and similar financial instruments relating to interest-bearing obligations are excluded from the principal amount of the New Jersey Fund's investments. The New Jersey Fund intends to comply with this requirement so as to enable it to pass through tax-exempt interest. In the event the New Jersey Fund does not so comply, distributions by the New Jersey Fund will be taxable to shareholders for New Jersey personal income tax purposes. Interest on indebtedness incurred or continued to purchase or carry New Jersey Fund shares is not deductible either for Federal income tax purposes or New Jersey personal income tax purposes to the extent attributable to exempt-interest dividends. Exempt-interest dividends and gains paid to a corporate shareholder will be subject to the New Jersey corporation business (franchise) tax and the New Jersey corporation income tax.

     Under present New Jersey law, a RIC, such as the New Jersey Fund, pays a flat tax of $250 per year. The New Jersey Fund might be subject to the New Jersey corporation business (franchise) tax for any taxable year in which it does not qualify as a RIC.

     On February 21, 1997, the Tax Court of New Jersey ruled against the Director of the Division of Taxation holding against the New Jersey requirement that fund investors pay state taxes on interest their funds earned from U.S. government securities if the 80% Test was not met. As a result of the court decision, the State of New Jersey could be forced to pay substantial amounts in tax refunds to state residents who are mutual fund investors. At this time, the effect of this litigation cannot be evaluated.



     New York. The portion of exempt-interest dividends equal to the proportion which the New York Fund's interest on New York State Municipal Securities bears to all of the New York Fund's tax-exempt interest (whether or not distributed) will be exempt from New York State and New York City personal income taxes. To the extent the New York Fund's distributions are derived from interest on taxable investments or from gain from the sale of investments or are attributable to the portion of the New York Fund's tax-exempt interest that is not derived from New York State Municipal Securities, they will constitute taxable income for New York State and New York City personal income tax purposes. Capital gain dividends paid by the New York Fund are treated as capital gains which are taxed at ordinary income tax rates. Distributions paid to a corporate shareholder from investment income and capital gains of the New York Fund, including exempt-interest dividends, will be subject to New York State corporate franchise and New York City corporation income tax.


     North Carolina. Distributions of exempt-interest dividends, to the extent attributable to interest on North Carolina State Municipal Securities and to interest on direct obligations of the United States (including territories thereof), are not subject to North Carolina individual or corporate income tax. Distributions of gains attributable to the disposition of certain obligations of the State of North Carolina and its political subdivisions issued prior to July 1, 1995 are not subject to North Carolina individual or corporate income tax; however, for such obligations issued after June 30, 1995, distributions of gains attributable to disposition will be subject to North Carolina individual or corporate income tax. Any loss upon the sale or exchange of shares of the North Carolina Fund held for six months or less will be disallowed for North Carolina income tax purposes to the extent of any exempt-interest dividends received by the shareholder, even though some portion of such dividends actually may have been subject to North Carolina income tax. Except for income exempted from North Carolina income tax as described herein, the North Carolina Fund's distributions will generally constitute taxable income for taxpayers subject to North Carolina income tax.

     An investment in the North Carolina Fund by a corporate shareholder generally would be included in the capital stock, surplus and undivided profits base in computing the North Carolina franchise tax.

     Ohio. Exempt-interest dividends will not be subject to Ohio personal income tax and will be excludable from the net income base used in calculating the Ohio corporate franchise tax to the extent attributable to interest from Ohio State Municipal Securities. To the extent that the Ohio Fund's distributions are derived from interest on its taxable investments or, subject to certain exceptions, from an excess of net short-term capital gains over net long-term capital losses, such distributions are considered ordinary income subject to the Ohio personal income tax and the Ohio corporate franchise tax. Subject to certain exceptions, distributions, if any, of net long-term capital gains are also subject to the Ohio personal income tax and the Ohio corporate franchise tax.


     Distributions treated as investment income or as capital gains for federal income tax purposes, including exempt-interest dividends, may be subject to local taxes imposed by certain cities within Ohio. Additionally, the value of shares of the Fund will be included in (i) the net worth measure of the issued and outstanding shares of corporations and financial institutions for purposes of computing the Ohio corporate franchise tax, (ii) the value of the property included in the gross estate for purposes of the Ohio estate tax, (iii) the value of capital and surplus for purposes of the Ohio domestic insurance company franchise tax and (iv) the value of shares of and capital employed by dealers in intangibles for purpose of the Ohio tax on dealers in intangibles.



     Pennsylvania. To the extent distributions from the Pennsylvania Fund are derived from interest on Pennsylvania State Municipal Securities, such distributions will be exempt from the Pennsylvania personal income tax. However, distributions attributable to capital gains derived by the Pennsylvania Fund as well as distributions derived from investments other than Pennsylvania State Municipal Securities will be taxable for

Pennsylvania personal income tax purposes. In the case of residents of the City of Philadelphia, distributions which are derived from interest on Pennsylvania State Municipal Securities or which are designated as capital gain dividends for federal income tax purposes will be exempt from the Philadelphia School District investment income tax.


     Shares of the Pennsylvania Fund will be exempt from the personal property taxes imposed by various Pennsylvania municipalities to the extent the Pennsylvania Fund's portfolio securities consist of Pennsylvania State Municipal Securities on the annual assessment date.


     At present, it is unclear whether an investment in the Pennsylvania Fund by a corporate shareholder will be included in the Pennsylvania capital stock/foreign franchise tax base by the Pennsylvania Department of Revenue. To the extent exempt-interest dividends are excluded from taxable income for federal corporate income tax purposes (determined before net operating loss carryovers and special deductions), they will not be subject to the Pennsylvania corporate net income tax.



     Under prior Pennsylvania law, in order for the Pennsylvania Fund to qualify to pass through to investors income exempt from Pennsylvania personal income tax, the Pennsylvania Fund was required to adhere to certain investment restrictions. In order to comply with this and other Pennsylvania law requirements previously in effect, the Pennsylvania Fund adopted, as a fundamental policy, a requirement that it invest in securities for income earnings rather than trading for profit and that, in accordance with such policy, it not vary its portfolio investments except to: (i) eliminate unsafe investments or investments not consistent with the preservation of capital or the tax status of the investments of the Pennsylvania Fund; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from portfolio securities in like securities; (iv) defray normal administrative expenses; or (v) maintain a constant net asset value pursuant to, and in compliance with, an order or rule of the United States Securities & Exchange Commission. Pennsylvania has enacted legislation which eliminates the necessity for the foregoing investment policies. Since such policies are fundamental policies of the Pennsylvania Fund, which can only be changed by the affirmative vote of a majority (as defined under the Investment Company Act) of the outstanding shares, the Pennsylvania Fund continues to be governed by such investment policies.

                            ------------------------

     The foregoing is a general and abbreviated summary of the tax laws for the designated states as presently in effect. For the complete provisions, reference should be made to the applicable state tax laws. The state tax laws described above are subject to change by legislative, judicial, or administrative action either prospectively or retroactively. Shareholders of each Fund should consult their tax advisers about other state and local tax consequences of their investment in such Fund.

                              GENERAL INFORMATION

DESCRIPTION OF SERIES AND SHARES

     The Declaration of Trust provides that the Trust shall comprise separate Series each of which will consist of a separate portfolio that will issue a separate class of shares. Presently, the Arizona, California, Connecticut, Massachusetts, Michigan, New Jersey, New York, North Carolina, Ohio and Pennsylvania Funds are the only Series of the Trust offering their shares to the public. The Trustees are authorized to create an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Series. Shareholder approval is not necessary for the authorization of additional Series of the Trust. All shares have equal voting rights, except that only shares of the respective Series are entitled to vote on the matters concerning only that Series. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the respective Series and in net assets of such Series upon liquidation or dissolution remaining after satisfaction of outstanding liabilities. There normally will be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees.

     The obligations and liabilities of a particular Series are restricted to the assets of that Series and do not extend to the assets of the Trust generally. The shares of each Series, when issued, will be fully paid and nonassessable, have no preference, preemptive, conversion, exchange or similar rights and will be freely transferable. Holders of shares of any Series are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.

     The Manager provided the initial capital for each Fund by purchasing 100,000 shares of each Fund. Such shares were acquired for investment and can only be disposed of by redemption. Excepting the Arizona Fund, the organizational expenses of each Fund were paid by the respective Fund and were amortized over a period not exceeding five years from such Fund's commencement of operations. The organizational expenses of the Arizona Fund ($35,700) were paid by the Arizona Fund and are being amortized over a period not exceeding five years. The proceeds realized by the Manager on the redemption of any of the shares initially purchased by it will be reduced by the proportionate amount of unamortized organizational expenses which the number of shares redeemed bears to the number of shares initially purchased.

CUSTODIAN AND TRANSFER AGENT


     State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian"), acts as custodian of the Funds' assets. The Custodian is responsible for safeguarding and controlling each Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on each Fund's investments.


     Merrill Lynch Financial Data Services, Inc. (the "Transfer Agent"), a subsidiary of ML & Co., P.O. Box 45290, Jacksonville, Florida 32232-5290, acts as the Trust's transfer agent. The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts.

INDEPENDENT AUDITORS

     Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540-6400, has been selected as the independent auditors of the Trust. The independent auditors are responsible for auditing the annual financial statements of the Funds.

LEGAL COUNSEL

     Brown & Wood LLP, One World Trade Center, New York, New York 10048-0557, is counsel for the Trust.

REPORTS TO SHAREHOLDERS


     The fiscal year of each Fund ends on March 31 of each year. The Trust sends to each Fund's shareholders at least semi-annually reports showing the respective Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year, shareholders will receive federal and the designated state's (and, if applicable, city's) income tax information regarding ordinary income dividends and capital gain dividends.


     Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

           Merrill Lynch Financial Data Services, Inc.
           P.O. Box 45290
           Jacksonville, FL 32232-5290

     The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at (800) 221-7210.

ADDITIONAL INFORMATION


     The Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement and the exhibits relating thereto, which each Fund has filed with the Commission under the Securities Act of 1933, as amended, and the Investment Company Act, to which reference is hereby made.


     The Declaration of Trust establishing the Trust refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her other duties, no Trustee, shareholder, officer, employee or agent of the Trust shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Trust but the "Trust Property" (as defined in the Declaration of Trust) only shall be liable. A copy of the Declaration of Trust, together with all amendments thereto, is on file in the office of the Commonwealth of Massachusetts.


     To the knowledge of the Funds, no person owned beneficially 5% or more of any Fund's shares on July 9, 1997, except that Mr. W. Dunlop White, Jr., 920 Wellington Rd., Winston Salem, NC 27106 owned 5.14% of the shares of the North Carolina Fund.

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


                                   APPENDIX A



                  ECONOMIC AND FINANCIAL CONDITIONS IN ARIZONA



     The following information is a brief summary of factors affecting the economy of the State of Arizona and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of Arizona issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     Over the past several decades, the State of Arizona's (sometimes referred to herein as the "State") economy has grown faster than most other regions of the country, as measured by nearly every major indicator of economic growth, including population, employment, and aggregate personal income. Although the rate of growth slowed considerably during the late 1980s and early 1990s, the State's efforts to diversify its economy have enabled it to realize, and then sustain, increasing growth in more recent years. While jobs in industries such as mining and agriculture have diminished in relative importance to the State's economy over the past two decades, substantial growth has occurred in the areas of aerospace, high technology, light manufacturing, government and the service industry. Other important industries that contributed to the State's growth in past years, such as construction and real estate, have rebounded from substantial declines during the late 1980s and early 1990s, and, like the rest of the State, are experiencing positive growth.



     Arizona's strong economy, warm climate, and reasonable cost of living have encouraged many people to move to the State in recent years. Between 1990 and 1995, the State ranked second in the country in population growth, and Maricopa County, the State's most populous county, had the single largest population inflow (in absolute terms) of any county in the country during that period. Since 1991, as a result of both the State's relatively good economy and the troubles experienced in surrounding areas, like California, the State's population has experienced consistent growth, including an increase of 126,000, or 2.9%, in 1996 alone. Population growth is expected to continue at approximately the 1996 level for the foreseeable future.



     Part of the State's popularity in recent years can be attributed to the favorable job climate. Following 1994's near record 6.7% employment rate increase, the State achieved employment rate increases of 6.1% in 1995 and 5.6% in 1996. The service sector of the economy, which now represents approximately 30% of all jobs in the State, continues to show significant growth. A relatively sound United States economy, a stronger economy in California (which historically has been a prime market for Arizona goods and services), and continued growth in high technology manufacturing and services should enable the State to realize positive, albeit more modest, job growth in 1997. The 1996 unemployment rate was 5.5%.



     The State's economic growth in recent years has enabled Arizonans to realize substantial gains in personal income. While the State's per capita personal income generally varies between 5% and 15% below the national average due to such factors as the chronic poverty on the State's Indian reservations, the State's relatively high numbers of retirees and children, and the State's below-average wage scale, the State's aggregate personal income grew nearly 5.3% during 1996 to approximately $84.5 billion. The gains in per capita personal income during this period led to continued strong growth in retail sales. While the retail sales growth rates of 8.8% in 1995 and 5.9% in 1996 were lower than the 12.0% growth rate in 1994, the State's strong employment and personal income figures should provide for continued growth in future years.



     The State government's fiscal situation has improved substantially in recent years. After experiencing several years of budget shortfalls requiring mid-year adjustments, the State has had significant budget surpluses each year since 1993, including a projected $400 million surplus for the fiscal year ended June 30, 1997. Although an amendment to the State's Constitution requiring a
 2/3 majority vote in both houses of the Legislature to enact any tax or fee increase limits the State's ability to raise additional revenue when needed, the State has placed some of its surplus revenues in a rainy-day fund to mitigate this risk.



     In July 1994, a sharply divided Arizona Supreme Court ruled that the State's system for financing public education itself created substantial disparities in facilities among school districts and therefore violated the provisions of Article XI, sec. 1 of the Arizona Constitution, which require the Legislature to establish and maintain "a general and uniform public school system." The Court remanded the case to the Superior Court "to determine whether, within a reasonable time, legislative action has been taken [to correct this situation]." In response to a subsequent motion for clarification, the Supreme Court ordered that, pending such legislative action or further order of the Supreme Court, "which would have prospective application only," the public school system "continue under existing statutes, and the validity and enforceability of past and future acts, bonded indebtedness and obligations incurred under applicable statutes, as long as they are in force and effect, are assured."



     Although no comprehensive revision of the State's public school financing system has been enacted, the Arizona Legislature, in 1996 and 1997, appropriated $30 and $100 million, respectively to address the capital needs of less affluent or faster growing districts. In the interim, a Superior Court judge ordered that State funding of public schools be terminated as of June 30, 1998 if the financing system is not satisfactorily revamped by that time. It is unclear whether, or to what extent, the courts will treat the 1996 or 1997 appropriations as the required corrective action or whether, or to what extent, additional legislative action or appropriations will be required to satisfy the courts. However, since debt service on school district bonds is levied and collected directly by the counties on behalf of the school districts, any termination of State funding of public schools would not directly affect the payment of debt service on any school district's bonds but would have a significant, albeit unquantifiable, effect on its operations and maintenance budget and, ultimately, its operational viability and continued existence.



     Maricopa County is the State's most populous and prosperous county, accounting for nearly 60% of the State's population and a substantial majority of its wage and salary employment and aggregate personal income. Within its borders lie the City of Phoenix, the State's largest city and the seventh largest city in the United States, and the Cities of Scottsdale, Tempe, Mesa, Glendale, Chandler and Peoria, as well as the Towns of Paradise Valley and Gilbert. Good transportation facilities, a substantial pool of available labor, a variety of support industries and a warm climate have helped make Maricopa County a major business center in the southwestern United States. Once dependent primarily on agriculture, Maricopa County has substantially diversified its economic base. Led by the service sector, which includes transportation, communications, public utilities, hospitality and entertainment, trade, finance, insurance, real estate and government, the County achieved overall employment growth rates of 6.3% in 1995 and 4.6% in 1996. In addition, several large, publicly-traded companies, such as The Dial Corp., Phelps Dodge and MicroAge, have their headquarters in Maricopa County, while others, such as Motorola, Intel and Honeywell, conduct major operations there. As a result, metropolitan Phoenix ranked first nationally among 39 major job markets (of 750,000 or more) in job growth for 1994, 1995 and 1996. Already home to a variety of professional sports teams, including the Phoenix Suns (basketball), the Arizona Cardinals (football) and the Phoenix Coyotes (hockey), the County has also been awarded one of two new major league baseball franchises; the Arizona Diamondbacks are expected to begin play in 1998 upon completion of a new domed stadium currently under construction in downtown Phoenix.



     Pima County is the State's second most populous county, and includes the City of Tucson. Traditionally, Pima County's economy has been based primarily upon manufacturing, mining, government, agriculture, tourism, education and finance. Hughes Missile Systems division of Hughes Aircraft and several large mining companies, including BHP Copper, ASARCO and Phelps Dodge, anchor the non-public sector of the Tucson economy. During the past decade, the County, and Tucson in particular, has become a base for hundreds of computer software companies, as well as a number of companies operating in the areas of environmental technology, bioindustry and telecommunications. The County has experienced a significant drop in the rate of job growth from 7.0% in 1994 to 2.3% in 1995 and 1.8% in 1996; however, positive job growth is projected to continue at approximately the 1995-96 rates.



     In 1994, two special purpose irrigation districts, formed for the purpose of issuing bonds to finance the purchase of Colorado River water from the Central Arizona Project ("CAP"), filed for bankruptcy under Chapter 9 of the United States Bankruptcy Code due to the districts' inability to collect tax revenues in amounts and at times sufficient to service their bonded indebtedness. The financial problems that led to the districts' default arose from a combination of the unexpectedly high cost of constructing the CAP and delivering the water to the districts, plummeting land values in the late 1980s and early 1990s, resulting in a need to increase property taxes in order to pay the districts' bonds, and the refusal by many landowners in the districts to accept the increased tax burden. In June 1995, a bankruptcy plan was confirmed for one district which paid bondholders 57% of their claims and placed an additional 42% in new 7-year bonds at 8% interest per annum. Proceedings with respect to the second district ultimately resulted in confirmation of a plan of reorganization but the plan is currently on appeal and certain elements of the plan are subject to continuing litigation, the outcome of which may or may not affect the viability of the confirmed plan. A third district encountered similar difficulties but was able to restructure its bonded indebtedness outside the bankruptcy court on terms substantially similar to the plan confirmed in the second district.

                                   APPENDIX B



                  ECONOMIC AND OTHER CONDITIONS IN CALIFORNIA



     The following information is a brief summary of factors affecting the economy of the State of California and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of California issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



GENERAL ECONOMIC CONDITIONS



     The economy of the State of California (sometimes referred to herein as the "State") is the largest among the 50 states and one of the largest in the world. This diversified economy has major components in agriculture, manufacturing, high technology, trade, entertainment, tourism, construction and services. Total State gross domestic product is expected to exceed $1 trillion in 1997. On a stand alone basis, California's economy is larger than all but six nations in the world.



     California's July 1, 1996 population of over 32 million represented over 12% of the total United States population. The official 1990 Census population was 29,760,021 which represented an increase of over 6 million persons, or 26%, during the decade of the 1980's. As of the April 1, 1990 Census, the median age of California's population was 31.5 years, younger than the 1990 U.S. median of
32.9 years.



     California's population is concentrated in metropolitan areas. As of the 1990 Census, 96% resided in the 23 Metropolitan Statistical Areas in the State. Overall, California's population per square mile was 191 in 1990. As of July 1, 1995, the 5-county Los Angeles area accounted for 49%, with 15.6 million residents. The 10-county San Francisco Bay Area represented 21%, with a population of 6.6 million.



     After suffering through a severe recession, California's economy has been on a steady recovery since the start of 1994. More than 300,000 nonfarm jobs were added in the State in 1996, while personal income grew by more than $55 billion. California's economic expansion is being fueled by strong growth in high-technology industries, including computer software, electronics manufacturing, and motion picture production, all of which have offset the recession-related losses, which were heaviest in aerospace and defense-related industries (accounting for two-thirds of the job losses), finance and insurance.



THE STATE



     1995-96 Fiscal Year. The 1995-96 Budget Act was signed by the Governor on August 3, 1995, 34 days after the start of the fiscal year. The Budget Act projected general fund revenues and transfers of $44.1 billion, a 3.5% increase from the prior year. Expenditures were budgeted at $43.4 billion, a 4% increase. The Budget Act also projected Special Fund revenues of $12.7 billion and appropriated Special Fund expenditures of $13.0 billion.



     Final data for the 1995-96 Fiscal Year showed revenues and transfers of $46.1 billion, some $2 billion over the original fiscal year estimate, which was attributed to the strong economic recovery. Expenditures also increased, to an estimated $45.4 billion, as a result of the requirement to expend revenues for schools under Proposition 98, and among other things, failure of the federal government to enact welfare reform during the fiscal year and to budget new aid for illegal immigrant costs, both of which had been counted on to allow reductions in State costs. SFEU had a small negative balance of about $87 million at June 30, 1996, all but eliminating the accumulated budget deficit from the early 1990's. Available internal borrowable resources (available cash, after payment of all obligations due) on June 30, 1996 was about $3.8 billion, representing a significant improvement in the State's cash position, and ending the need for deficit borrowing over the end of the fiscal year. The State's improved cash position allowed it to repay the $4.0 billion Revenue Anticipation Warrant issue on April 25, 1996, and to issue only $2.0 billion of revenue anticipation notes during the fiscal year, which matured on June 28, 1996.

     The 1995-96 Budget Act included substantial additional funding under Proposition 98 for schools and community colleges (about $1.0 billion general fund and $1.2 billion total above 1994-95 levels). Because of higher than projected revenues in 1994-95, an additional $561 million ($92 per K-12 ADA) was appropriated to the 1994-95 Proposition 98 entitlement. A large part of this was a block grant of about $50 per pupil for any one-time purpose. For the first time in several years, a full 2.7 percent cost of living allowance was funded. The budget was based on the settlement of the CTA v. Gould litigation. Cuts in health and welfare costs totaled about $220 million, almost $700 million less than had been anticipated, because of the failure by the federal government to approve certain of these actions in a timely manner. The federal government also failed to appropriate all but $31 million of an anticipated $500 million in new federal aid for incarceration and health care costs of illegal immigrants. Funding from the general fund for the University of California was increased by $106 million and for the California State University system by $97 million, with no increases in student fees.



     1996-97 Fiscal Year. The 1996-97 Budget Act was signed by the Governor on July 15, 1996, along with various implementing bills. The Governor vetoed about $82 million of appropriations (both general fund and Special Fund). With the signing of the Budget Act, the State implemented its regular cash flow borrowing program with the issuance of $3.0 billion of Revenue Anticipation Notes to mature on June 30, 1997. The Budget Act appropriated a modest budget reserve in the SFEU of $305 million, as of June 30, 1997. The Department of Finance projected that, on June 30, 1997, the State's available internal borrowing
(cash) resources will be $2.9 billion, after payment of all obligations due by that date, so that no cross-fiscal year borrowing will be needed.



     Revenues. The Legislature rejected the Governor's proposed 15% cut in personal income taxes (to be phased in over three years), but did approve a 5% cut in bank and corporation taxes, to be effective for income years starting in January 1, 1997. As a result, revenues for the Fiscal Year were estimated to total $47.643 billion, a 3.3% increase over the final estimated 1995-96 revenues. Special Fund revenues were estimated to be $13.3 billion.



     Expenditures. The Budget Act contained general fund appropriations totaling $47.251 billion, a 4.0% increase over the final estimated 1995-96 expenditures. Special Fund expenditures were budgeted at $12.6 billion.



     The following are principal features of the 1996-97 Budget Act:



          1. Proposition 98 funding for schools and community college districts increased by almost $1.6 billion (general fund) and $1.65 billion total above revised 1995-96 levels. Almost half of this money was budgeted to fund class-size reductions in kindergarten and grades 1-3. Also, for the second year in a row, the full cost of living allowance (3.2%) was funded. The Proposition 98 increases have brought K-12 expenditures to almost $4,800 per pupil (also called "per ADA" or "Average Daily Attendance"), an almost 15% increase over the level prevailing during the recession years. Community colleges will receive an increase in funding of $157 million for 1996-97 out of this $1.6 billion total.



          Because of the higher than projected revenues in 1995-96, an additional $1.1 billion ($190 per K-12 ADA and $145 million for community colleges) was appropriated and retroactively applied towards the 1995-96 Fiscal Year Proposition 98 guarantee, bringing K-12 expenditures in that year to over $4,600 per ADA. These new funds were appropriated for a variety of purposes, including block grants, allocations for each school site, facilities for class size reduction, and a reading initiative. Similar retroactive increases totaling $230 million, based on final figures on revenues and State population growth, were made to the 1991-92 Fiscal Year and the 1994-95 Fiscal Year Proposition 98 guarantees, most of which was allocated to each school site.



          2. The Budget Act assumed savings of approximately $660 million in health and welfare costs which required changes in federal law, including federal welfare reform. The Budget Act further assumed federal law changes in August 1996 which would allow welfare cash grant levels to be reduced by October 1, 1996. These cuts totaled approximately $163 million of the anticipated $660 million savings.


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          3. The Budget Act includes a 4.9% increase in funding for the
     University of California ($130 million general fund) and the California State University system ($101 million general fund), with no increases in student fees, maintaining the second year of the Governor's four-year "Compact" with the State's higher education units.



          4. The Budget Act assumed the federal government will provide approximately $700 million in new aid for incarceration and health care costs of illegal immigrants. These funds reduce appropriations in these categories that would otherwise have to be paid from the general fund. (For purposes of cash flow projections, the State Department of Finance expects $540 million of this amount to be received during the 1996-97 Fiscal Year.)



          5. General fund support for the State Department of Corrections was increased by about 7% over the prior year, reflecting estimates of increased prison population.



          6. With respect to aid to local governments, the principal new programs included in the Budget Act are $100 million in grants to cities and counties for law enforcement purposes, and budgeted $50 million for competitive grants to local governments for programs to combat juvenile crime.



     Federal Welfare Reform. Following enactment of the 1996-97 Budget Act, Congress passed and the President signed (on August 22, 1996) the Personal Responsibility and Work Opportunity Act of 1996 (the "Law") making a fundamental reform of the current welfare system. Among many provisions, the Law includes:
(i) conversion of Aid to Families with Dependent Children from an entitlement program to a block grant titled Temporary Assistance for Needy Families ("TANF"), with lifetime time limits on TANF recipients, work requirements and other changes; (ii) provisions denying certain federal welfare and public benefits to legal noncitizens, allowing states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally denying almost all benefits to illegal immigrants; and (iii) changes in the Food Stamp program, including reducing maximum benefits and imposing work requirements.



     The Law requires states to implement the new TANF program not later than October 1, 1997 and provides California approximately $3.7 billion in block grant funds for the 1996-97 Fiscal Year for the provisions of the Law. States are allowed to implement TANF as soon as possible and will receive a prorated block grant effective the date of application. The California State Plan was approved November 27, 1996 to allow grant reductions to be implemented effective January 1, 1997 and to allow the State to capture approximately $267 million in additional federal block grant funds over the currently budgeted level. None of the other federal changes needed to achieve the balance of the $660 million cost savings were enacted. Thus, in lieu of the $660 million savings initially assumed, it is now projected that savings will total approximately $320 million.



     A preliminary analysis of the Laws by the State Legislative Analyst's Office indicates that an overall assessment of how these changes will affect the State's general fund will not be known for some time, and will depend on how the State implements the Law. There are many choices including how quickly the State implements the Law; the degree to which the State elects to make up for cuts in federal aid; provide more aid to counties, or cut some of its own existing programs for noncitizens; and the State's ability to avoid certain penalties written into the Law.



     Other Subsequent Developments. With the continued strong economic recovery in the State, the Department of Finance has estimated, in connection with the release of the Governor's 1997-98 Budget Proposal, that revenues for the 1996-97 Fiscal Year will exceed initial projections by about $760 million. This increase will be offset by higher expenditures for K-14 school aid (pursuant to Proposition 98) and for health and welfare costs, because federal law changes and other federal actions did not provide as much assistance to the State as was initially planned in the Budget Act. The Department's updated projections show a balance in the SFEU of $197 million, slightly lower than projected in July, 1996. The Department also projects the State's cash position will be stronger than originally estimated, with unused internal borrowable resources at June 30, 1997 of about $4.3 billion.


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     1997-98 Fiscal Year Proposed Budget.  On January 9, 1997, the Governor
released his proposed budget for the 1997-98 Fiscal Year (the "Governor's Budget"). The Governor's Budget projects general fund revenues and transfers in 1997-98 of $50.7 billion, a 4.6% increase from revised 1996-97 figures. The Governor proposes expenditures of $50.3 billion, a 3.9% increase from 1996-97. The Governor's Budget projects a balance in the SFEU of $553 million on June 30, 1998. The Governor's Budget also anticipates about $3 billion of external borrowing for cash flow purposes during the year, with no requirement for cross-fiscal year borrowing.



     Among the major initiatives and features of the Governor's Budget are the following:



          1. The Governor's Budget includes a proposed 10% cut in the Bank and Corporation Tax rate, to be phased in over two years.



          2. Proposition 98 funding for K-14 schools will be increased again, as a result of stronger revenues. Per-pupil funding for K-12 schools will reach $5,010, compared to $4,220 as recently as the 1993-94 Fiscal Year. Part of the new funding is proposed to be dedicated to the completion of the current program to reduce class size to 20 pupils in lower elementary grades, and to expand the program by one grade, so that it will cover K-3rd grade.



          3. Funding for higher education will be increased consistent with a four-year "compact" established in 1995-96. There is not projected to be any increase in student fees at any of the three levels of the State higher education system.



          4. The 1997-98 proposed Governor's Budget assumes approximately $500 million in savings contingent upon federal action. The Budget assumes that federal law will be enacted to remove the maintenance-of-effort requirement for Supplemental Security Income (SSI) payments, thereby enabling the state to reduce grant levels pursuant to previously enacted state law ($279 million). The Budget also assumes the federal government will fund $216 million in costs of health care for illegal immigrants.



LOCAL GOVERNMENTS



     The primary units of local government in California are the counties, ranging in population from 1,300 (Alpine) to over 9,000,000 (Los Angeles). Counties are responsible for the provision of many basic services, including indigent healthcare, welfare, courts, jails and public safety in unincorporated areas. There are also about 480 incorporated cities and thousands of other special districts formed for education, utility and other services. The fiscal condition of local governments has been constrained since the enactment of "Proposition 13" in 1978, which reduced and limited the future growth of property taxes and limited the ability of local governments to impose "special taxes" (those devoted to a specific purpose) without two-thirds voter approval.



     In the aftermath of Proposition 13, the State provided aid from the general fund to make up some of the loss of property tax moneys, including taking over the principal responsibility for funding local K-12 schools and community colleges. Under the pressure of the recent recession, the Legislature has eliminated remnants of this post-Proposition 13 aid to entities other than K-14 education districts, although it has also provided additional funding sources (such as sales taxes) and reduced mandates for local services. Many counties continue to be under severe fiscal stress. While such stress has in recent years most often been experienced by smaller, rural counties, larger urban counties, such as Los Angeles, have also been affected. Orange County implemented significant reductions in services and personnel, and continues to face fiscal constraints in the aftermath of its bankruptcy.



     On November 5, 1996, voters approved Proposition 218, entitled the "Right to Vote on Taxes Act," which incorporates new Articles XIIIC and XIIID into the California Constitution. These new provisions enact limitations on the ability of local government agencies to impose or raise various taxes, fees, charges and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 must be approved by voters in order to remain in effect. In addition, Article XIIIC clarifies the right of local voters to reduce taxes, fees, assessments to changes through local initiatives.


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     Proposition 218 does not affect the State or its ability to levy or collect taxes. There are a number of ambiguities concerning the Proposition and its impact on local governments and their bonded debt which will require interpretation by the courts or the State Legislature. The State Legislature Analyst estimated that enactment of Proposition 218 would reduce local government revenues statewide by over $100 million a year. and that over time revenues to local government would be reduced by several hundred million dollars a year under this proposition.



     As discussed above, the Law makes substantial modifications to the welfare system. Among other changes, the Law will allow the State to deny access to some federally funded welfare assistance programs to legal immigrants (but not to refugees), which could result in a significant impact on County budgets. In the aggregate, the bill's restrictions would reduce federal expenditures in low-income programs by more than $55 billion over the next six years. Nearly all of the $55 billion in savings come from reductions in the federal food stamp program, Supplemental Security Income (SSI) program, and assistance to legal immigrants. California would potentially lose over $10.0 billion in federal funds during the same period of time. Absent revisions to current state law, the California State Association of Counties has estimated that counties in the State could see annual costs increase by $1.7 billion, while the State may realize savings of roughly $1.4 billion annually. This analysis results from the expectation that expenditures required to be made by counties for General Assistance could increase significantly. For example, the annual increase in cost for county-funded General Assistance due to the reduction of federal assistance to legal immigrants in the County receiving SSI (one of the assistance programs impacted by amending California Welfare and Institutions Code Section 17000, which mandates that counties provide support and relief to those residents who are not supported by other means) could be between $1.8 million and $2.5 million under current state law and General Assistance program parameters. This range of potential additional annual cost represents a worst case scenario. A more precise estimate of the impacts of the Law to local governments will not be possible until the State of California adopts implementing legislation. The Governor's budget proposal for 1997-98 would eliminate State mandates for General Assistance.



CONSTITUTIONAL AND STATUTORY LIMITATIONS; RECENT INITIATIVES; PENDING
LEGISLATION



     Constitutional and Statutory Limitations. Article XIIIA of the California Constitution (which resulted from the voter-approved Proposition 13 in 1978) limits the taxing powers of California public agencies, Article XIIIA, provides that the maximum ad valorem tax on real property cannot exceed 1% of the "full cash value" of the property and effectively prohibits the levying of any other ad valorem tax on real property for general purposes. However, on May 3, 1986, Proposition 46, an amendment to Article XIIIA, was approved by the voters of the State of California, creating a new exemption under Article XIIIA permitting an increase in ad valorem taxes on real property in excess of 1% for bonded indebtedness approved by two-thirds of the voters voting on the proposed indebtedness, "Full cash value" is defined as "the County Assessor's valuation of real property as shown on the 1975-76 Fiscal Year tax bill under 'full cash value' or, thereafter, the appraised value of real property when purchased, newly constructed, or a change in ownership has occurred after the 1975 assessment." The "full cash value" is subject to annual adjustment to reflect increases (not to exceed 2%) or decreases in the consumer price index or comparable local data, or to reflect reductions in property value caused by damage, destruction or other factors.



     Article XIIIB of the California Constitution limits the amount of appropriations of the State and of the local governments to the amount of appropriations of the entity for the prior year, adjusted for changes in the cost of living, population and the services that local government has financial responsibility for providing. To the extent that the revenues of the State and/or local government exceed its appropriations, the excess revenues must be rebated to the public either directly or through a tax decrease. Expenditures for voter-approved debt services are not included in the appropriations limit.



     At the November 9, 1988 general election, California voters approved an initiative known as Proposition 98. This initiative amends Article XIIIB to require that (i) the California Legislature establish a prudent state reserve fund in an amount it shall deem reasonable and necessary and (ii) revenues in excess of amounts permitted to be spent and which would otherwise be returned pursuant to Article XIIIB by revision of tax


                                       B-5
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rates or fee schedules be transferred and allocated (up to a maximum of 40%) to the State School Fund and be expended solely for purposes of instructional improvement and accountability. Proposition 98 also amends Article XVI to require that the State of California provide a minimum level of funding for public schools and community colleges. Commencing with the 1988-89 Fiscal Year, money to be applied by the State for the support of school districts and community college districts shall not be less than the greater of: (i) the amount which, as a percentage of the State general fund revenues which may be appropriated pursuant to Article XIIIB, equals the percentage of such State general fund revenues appropriated for school districts and community college districts, respectively, in the 1986-87 Fiscal Year or (ii) the amount required to insure that the total allocations to school districts and community college districts from the State general fund proceeds of taxes appropriated pursuant to
Article XIIIB and allocated local proceeds of taxes shall not be less than the total amount from these sources in the prior year, adjusted for increases in enrollment and adjusted for changes in the cost of living pursuant to the provisions of Article XIIIB. The initiative permits the enactment of legislation, by a two-thirds vote, to suspend the minimum funding requirements for one year. As a result of Proposition 98, funds that the State might otherwise make available to its political subdivisions may be allocated instead to satisfy such minimum funding level.



     During the recent recession, general fund revenues for several years were less than originally projected, so that the original Proposition 98 appropriations turned out to be higher than the minimum percentage provided in the law. The Legislature responded to these developments by designating the "extra" Proposition 98 payments in one year as a "loan" from future years' Proposition 98 entitlements and also intended that the "extra" payments would not be included in the Proposition 98 "base" for calculating future years' entitlements. By implementing these actions, per-pupil funding from Proposition 98 sources stayed almost constant at approximately $4,220 from the 1991-92 Fiscal Year to the 1993-94 Fiscal Year.



     In 1992, a lawsuit was filed, called California Teachers' Association v. Gould, which challenged the validity of these off-budget loans. The settlement of this case, finalized in July, 1996, provides, among other things, that both the State and K-14 schools share in the repayment of prior years' emergency loans to schools. Of the total $1.76 billion in loans, the State will repay $935 million by forgiveness of the amount owed, while schools will repay $825 million. The State share of the repayment will be reflected as an appropriation above the current Proposition 98 base calculation. The schools' share of the repayment will count either as appropriations that count toward satisfying the Proposition 98 guarantee, or as appropriations from "below" the current base. Repayments are spread over the eight-year period of the 1994-95 Fiscal Year through the 2001-02 Fiscal Year to mitigate any adverse fiscal impact.



     Substantially increased general fund revenues, above initial budget projections, in the 1994-95, 1995-96 and 1996-97 fiscal years have resulted or will result in retroactive increases in Proposition 98 appropriations from subsequent fiscal years' budgets.



     On November 8, 1994, the voters approved Proposition 187, an initiative statute ("Proposition 187"). Proposition 187 specifically prohibits funding by the State of social services, health care services and public school education for the benefit of any person not verified as either a United States citizen or a person legally admitted to the United States. Among the provisions in Proposition 187 pertaining to public school education, the measure requires, commencing January 1, 1995, that every school district in the State verify the legal status of every child enrolling in the district for the first time. By January 1, 1996, each school district must also verify the legal status of children already enrolled in the district and of all parents or guardians of all students. If the district "reasonably suspects" that a student, parent or guardian is not legally in the United States, that district must report the student to the United States Immigration and Naturalization Service and certain other parties. The measure also prohibits a school district from providing education to a student it does not verify as either a United States citizen or a person legally admitted to the United States. The State Legislative Analyst estimates that verification costs could be in the tens of millions of dollars on a statewide level (including verification costs incurred by other local governments), with first-year costs potentially in excess of $100 million.


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     The reporting requirements may violate the Family Educational Rights and
Privacy Act ("FERPA"), which generally prohibits schools that receive federal funds from disclosing information in student records without parental consent. Compliance with FERPA is a condition of receiving federal education funds, which total $2.3 billion annually to California school districts. The Secretary of the United States Department of Education has indicated that the reporting requirements in Proposition 187 could jeopardize the ability of school districts to receive these funds.



     Opponents of Proposition 187 have filed at least eight lawsuits challenging the constitutionality and validity of the measure. On November 2, 1995, a District Court judge struck down the central provisions of Proposition 187 by ruling that parts of Propositions 187 conflict with federal power over immigration. The ruling concluded that states may not enact their own schemes to "regulate immigration or devise immigration regulations which can parallel or purport to supplement Federal immigration law." As a consequence of the ruling, students may not be denied public education and may not be asked about their immigration status when enrolling in public schools. Further, the ruling struck down the requirements of Proposition 187 that teachers and district employees report information on the immigrant status of students, parents and guardians. An appeal has been filed.



     Article XIIIA, Article XIIIB and a number of other propositions were adopted pursuant to California's constitutional initiative process. From time to time, other initiative measures could be adopted by California voters. The adoption of any such initiatives may cause California issuers to receive reduced revenues, or to increase expenditures, or both.



     Pending Litigation. The State is a party to numerous legal proceedings, many of which normally occur in governmental operations. Some of the more significant lawsuits pending against the State are described herein.



     The State is involved in a lawsuit, Thomas Hayes v. Commission on State Mandates, related to the state-mandated costs. The action involves an appeal by the Director of Finance from a 1984 decision by the State Board of Control (now succeeded by the Commission on State Mandates). The Board of Control decided in favor of local school districts' claims for reimbursement for special education programs for handicapped students. The case was then brought to the trial court by the State and later remanded to the Commission on State Mandates for redetermination. The Commission on State Mandates has since expanded the claim to include supplemental claims filed by seven other educational institutions; the issuance of a final consolidated decision is anticipated sometime in early 1997. To date, the Legislature has not appropriated funds. The liability to the State, if all potentially eligible school districts pursue timely claims, has been estimated by the Department of Finance at more than $1 billion.



     The State is involved in a lawsuit related to contamination at the Stringfellow toxic waste site. In United States, People of the State of California v. J. B. Stringfellow, Jr., et. al., the State is seeking recovery for post costs of cleanup of the site, a declaration that the defendants are jointly and severally liable for future costs, and an injunction ordering completion of the cleanup. However, the defendants have filed a counterclaim against the State for alleged negligent acts. Because the State is the present owner of the site, the State may be found liable. Present estimates of the cleanup range from $200 million to $800 million.



     The State is a defendant in a coordinated action involving 3,000 plaintiffs seeking recovery for damages caused by the Yuba River flood of February 1986. The appellate court affirmed the trial court finding of liability in inverse condemnation and awarded damages of $500,000 to 12 sample plaintiffs. Potential liability to the remaining 300 plaintiffs, from claims filed, ranges from $800 million to $1.5 billion. An appeal has been filed.



     In Professional Engineers in California Government v. Wilson, the petitioners are challenging several appropriations in the 1993, 1994, and 1995 Budget Acts. The appropriations mandate the transfer of approximately $262 million from the State Highway Account and $113 million from the Motor Vehicle Account to the general fund and appropriate approximately $6 million from the State Highway Account to fund a highway-grade crossing program administered by the Public Utilities Commission. Petitioners contend


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that the transfer violates several constitutional provisions and request that the moneys be returned to the State Highway Account and Motor Vehicle Account.



     The State is a defendant in Just Say No To Tobacco Dough Campaign v. State of California, where the petitioners challenge the appropriation of approximately $166 million of Proposition 99 funds in the Cigarette and Tobacco Products Surtax Fund for years ended June 30, 1990, through June 30, 1995 for programs which were allegedly not health education or tobacco-related disease research. If the State loses, the general fund and funds from other sources would be used to reimburse the Cigarette and Tobacco Products Surtax Fund for approximately $166 million.



     The State is a defendant in the case of Kurt Hathaway, et al. v. Wilson, et al., where the plaintiffs are challenging the legality of various budget action transfers and appropriations from particular special funds for years ended June 30, 1995, and June 30, 1996. The plaintiffs allege that the transfers and appropriations are contrary to the substantive law establishing the funds and providing for interest accruals to the funds, violate the single subject requirement of the State Constitution, and is an invalid "special law." Plaintiffs seek to have monies totaling approximately $335 million returned to the special funds.



     The State is a defendant in two related cases, Beno vs. Sullivan (Beno) and Welch v. Anderson (Welch), concerning reductions in Aid to Families with Dependent Children ("AFDC") grant payments. In the Beno case, plaintiffs seek to invalidate AFDC grant reductions and in the Welch case, plaintiffs contend that AFDC grant reductions are not authorized by state law. The Beno case concerns the total grant reductions while the Welch case concerns the period of time the State did not have a waiver for those reductions. The State's potential liability for retroactive AFDC grant reductions is estimated at $831 million if the plaintiffs are awarded the full amount in both cases.



     In the case of Board of Administration, California Public Employees' Retirement System, et al. v. Pete Wilson, Governor, et al., plaintiffs challenged the constitutionality of legislation which deferred payment of the State's employer contribution to the Public Employees' Retirement System ("PERS") beginning in the 1992-93 Fiscal Year. On January 11, 1995, the Sacramento County Superior Court entered a judgment finding that the legislation unconstitutionally impaired the vested contract rights of PERS members. The judgment provides for issuance of a writ of mandate directing State defendants to disregard the provisions of the legislation, to implement the statute governing employer contributions that existed before the changes in the legislation were found to be unconstitutional and to transfer to PERS the 1993-94 Fiscal Year and 1994-95 Fiscal Year contributions that are unpaid to date. On February 19, 1997, the State Court of Appeals affirmed the decision of the Superior Court. The 1993-94 Fiscal Year and 1994-95 Fiscal Year transfers to PERS were made pursuant to the legislation deferring payment. The transfers to PERS which have not yet been made, but which would be required under the judgment total approximately $900 million, representing the transfers for the 1995-96 Fiscal Year and for a portion of the 1996-97 Fiscal Year. This amount does not include any interest that may be awarded. The State defendants intend to seek review of the decision by the State Supreme Court.


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                                   APPENDIX C



                ECONOMIC AND FINANCIAL CONDITIONS IN CONNECTICUT



     The following information is a brief summary of factors affecting the economy of the State of Connecticut and does not purport to be a complete description of such factors. Other factors will effect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of Connecticut issuers; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     Manufacturing has historically been of prime economic importance to Connecticut (sometimes referred to herein as the "State"). The manufacturing industry is diversified, with transportation equipment (primarily aircraft engines, helicopters and submarines) the dominant industry, followed by non-electrical machinery, fabricated metal products, and electrical machinery. As a result of a rise in employment in service-related industries and a decline in manufacturing employment, manufacturing accounted for only 17.95% of total non-agricultural employment in Connecticut in 1995. Defense-related business represents a relatively high proportion of the manufacturing sector. On a per capita basis, defense awards to Connecticut have traditionally been among the highest in the nation, and reductions in defense spending have had a substantial adverse impact on Connecticut's economy. Moreover, the State's largest defense contractors have announced substantial planned labor force reductions scheduled to occur over the next few years.



     The annual average employment rate (seasonally adjusted) in Connecticut was 5.7% in 1996. However, pockets of significant unemployment and poverty exist in some of Connecticut's cities and towns. Moreover, Connecticut is now in a recession, the depth and duration of which are uncertain.



     In 1991, to address a growing deficit in the State's General Fund, legislation was enacted by which the State imposed an income tax on individuals, trust and estates for taxable years generally commencing in 1992. For each fiscal year starting with the 1991-92 fiscal year, the General Fund has operated at a surplus, with over 60% of the State's tax revenues being generated by the income tax and the sales and use tax, each of which is sensitive to changes in the level of economic activity in Connecticut. The State's budgeted expenditures have more than doubled from approximately $4.3 billion for the 1986-87 fiscal year to approximately $9.2 billion for the 1996-97 fiscal year.



     At the end of the 1990-91 fiscal year, the General Fund had an accumulated unappropriated deficit of $965,712,000. For the five fiscal years ended June 30, 1996, the General Fund ran operating surpluses of approximately $110.2 million, $113.5 million, $19.7 million, $80.5 million and $250 million, respectively. General Fund budgets for the biennium ending June 30, 1997, were adopted in 1995 and amended in 1996. General Fund expenditures and revenues are budgeted to be approximately $9.2 billion for the 1996-97 fiscal year.



     During 1991 the State issued a total of $965,710,000 Economic Recovery Notes, of which $196,555,000 were outstanding as of May 1, 1997. The notes were payable no later than June 30, 1996, but as part of the budget adopted for the biennium ending June 30, 1997, payment of the notes scheduled to be paid during the 1995-96 fiscal year was rescheduled to be made over the four fiscal years ending June 30, 1999.



     The primary method for financing capital projects by the State is through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. As of May 1, 1997, there was a total legislatively authorized bond indebtedness of $10,813,448,000, of which $9,673,240,000 had been approved for issuance by the State Bond Commission, $8,797,072,000 had been issued, and $6,384,716,267 were outstanding.



     To meet the need for reconstructing, repairing, rehabilitating and improving the State transportation system (except Bradley International Airport), the State adopted legislation which provides for, among other things, the issuance of special tax obligation ("STO") bonds the proceeds of which will be used to pay for improvements to the State's transportation system. The STO bonds are special tax obligations of the State payable solely from specified motor fuel taxes, motor vehicle receipts, and license, permit and fee revenues


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


pledged therefor and deposited in the special transportation fund. The cost of the infrastructure program through June 30, 2000, to be met from federal, state and local funds, was recently estimated at $11.2 billion. To finance a portion of the State's $4.7 billion share of such cost, the State expects to issue $4.2 billion of STO bonds.



     As of October 15, 1996, the General Assembly has authorized STO bonds for the program in the aggregate amount of $4,157,900,000, of which $3,594,700,000 of new money borrowings had been issued. It is anticipated that additional STO bonds will be authorized by the General Assembly annually in an amount necessary to finance and to complete the infrastructure program. Such additional bonds may have equal rank with the outstanding bonds provided certain pledged revenue coverage requirements of the STO indenture controlling the issuance of such bonds are met. The State expects to continue to offer bonds for this program.



     In 1995, the State established the University of Connecticut as a separate corporate entity to issue bonds and construct certain infrastructure improvements. The improvements are to be financed by $18.0 million of general obligation bonds of the State and $962.0 million bonds of the University. The University's bonds will be secured by a State debt service commitment, the aggregate amount of which is limited to $382.0 million for the four fiscal years ending June 30, 1999, and $580.0 million for the six fiscal years ending June 30, 2005.



     The State's general obligation bonds are rated AA- by Standard & Poor's and Aa3 by Moody's. On March 17, 1995, Fitch reduced its ratings of the State's general obligation bonds from AA+ to AA.



     The State, its officers and its employees are defendants in numerous lawsuits. Although it is not possible to determine the outcome of these lawsuits, the Attorney General has opined that an adverse decision in any of the following cases might have a significant impact on the State's financial position: (i) litigation involving claims by Indian tribes to a portion of the State's land area; (ii) an action on behalf of all persons with traumatic brain injury, claiming that their constitutional rights are violated by placement in State hospitals alleged not to provide adequate treatment and training, and seeking placement in community residential settings with appropriate support services; and (iii) a class action by the Connecticut Criminal Defense Lawyers Association claiming a campaign of illegal surveillance activity and seeking damages and injunctive relief.



     As a result of litigation on behalf of black and Hispanic school children in the City of Hartford seeking "integrated education" within the Greater Hartford metropolitan area, on July 9, 1996, the State Supreme Court directed the legislature to develop appropriate measures to remedy the racial and ethnic segregation in the Hartford public schools. The fiscal impact of this decision might be significant but is not determinable at this time.



     General obligation bonds issued by municipalities are usually payable from ad valorem taxes on property located in the municipality. Certain Connecticut municipalities have experienced severe fiscal difficulties and have reported operating and accumulated deficits in recent years. The most notable of these is the City of Bridgeport, which filed a bankruptcy petition on June 7, 1991. The State opposed the petition. The United States Bankruptcy Court for the District of Connecticut has held that Bridgeport has authority to file such a petition but that its petition should be dismissed on the grounds that Bridgeport was not insolvent when the petition was filed.



     In addition to general obligation bonds backed by the full faith and credit of the municipality, certain municipal authorities may issue bonds that are not considered to be debts of the municipality. Such bonds may only be repaid from the revenues of projects financed by the municipal authority, which revenues may be insufficient to service the authority's debt obligations.



     Regional economic difficulties, reductions in revenues and increased expenses could lead to further fiscal problems for the State and its political subdivisions, authorities and agencies. This could result in declines in the value of their outstanding obligations, increases in their future borrowing costs and impairment of their ability to pay debt service on their obligations.

                                   APPENDIX D



               ECONOMIC AND FINANCIAL CONDITIONS IN MASSACHUSETTS



     The following information is a brief summary of factors affecting the economy of the Commonwealth of Massachusetts and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of Massachusetts issuers; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     While economic growth in the Commonwealth of Massachusetts (sometimes referred to herein as the "Commonwealth") slowed considerably during the recession of 1990-1991, indicators such as retail sales, housing permits, construction, and employment levels suggest a strong and continued economic recovery. As of May 1997, the Commonwealth's unadjusted unemployment rate was 3.8% as compared to a national average of 4.7%. Per capita personal income in the Commonwealth is currently higher than the national average.



     In fiscal 1995, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 5.4% over the prior fiscal year, to $16.387 billion. Expenditures increased by 4.7% over the prior fiscal year, to $16.251 billion. As a result, the Commonwealth ended fiscal 1995 with a positive closing fund balance of $726.0 million.



     In fiscal 1996, the total revenues of the budgeted operating funds of the Commonwealth increased by approximately 5.7% over the prior fiscal year to $17.328 billion. Expenditures increased by 3.9% over the prior fiscal year to $16.881 billion. As a result, the Commonwealth ended fiscal year 1996 with a positive closing fund balance of $1.172 billion.



     Budgeted revenues and other sources in fiscal 1997, which ended June 30, 1997, were estimated as of June 24, 1997 by the Executive Office for Administration and Finance to be approximately $17.585 billion, including tax revenues of $12.507 billion. It is estimated that fiscal 1997 budgeted expenditures will be $17.702 billion and that fiscal 1997 will end with fund balances of $979.6 million.



     On July 10, 1997, Governor William Weld signed a new $18.4 billion budget into law. The Commonwealth's eight consecutive balanced budget represents an overall spending increase of 3.8% over fiscal year 1997, including increases of $259 million for education reform, $288 million more in aid to cities and towns and about $50 million more for higher education.



     Standard & Poor's and Moody's have rated the Commonwealth's general obligation bonds as A+ and A1, respectively. Fitch has recently rated the Commonwealth's bonds as A+. From time to time, agencies may change their ratings.



     Growth of tax revenues in the Commonwealth is limited by law. Tax revenues in fiscal years 1992 through 1996 were lower than the limits set by law, and the Executive Office for Administration and Finance estimates that state tax revenues in fiscal 1997 will not reach the limits imposed by law. In addition, effective July 1, 1990, limitations were placed on the amount of direct bonds the Commonwealth may have outstanding in a fiscal year, and the amount of total appropriation in any fiscal year that may be expended for repayment of principal of and payment of interest on general obligation debt of the Commonwealth was limited to 10% of such appropriation. Bonds in the aggregate principal amount of $1.416 billion issued in October and December 1990, under Chapter 151 of the Acts of 1990 to meet the fiscal 1990 deficit, are excluded from the computation of these limitations, and principal of and interest on such bonds are to be paid from up to 15% of the Commonwealth's income tax receipts in each year that such principal or interest is payable.



     Certain of the Commonwealth's cities, counties and towns have at times experienced serious financial difficulties which have adversely affected their credit standing. The recurrence of such financial difficulties, or financial difficulties of the Commonwealth, could adversely affect the market values and marketability of outstanding obligations issued by the Commonwealth or its public authorities or municipalities.

     On December 13, 1996 Middlesex County, the Commonwealth's most populous county, defaulted on $4.5 million in unrated county hospital revenue anticipation notes. Following the default, the noteholders, together with certain other creditors of the County, initiated legal action to attach County assets valued at $20 million in satisfaction of various obligations of the County. On July 11, 1997 Governor Weld signed legislation that immediately abolished the Middlesex County government. The legislation also eliminates Worcester and Hampden County governments within one year and sets the stage for the abolition of the entire county system by 1999. In general, all liabilities, debts, leases and contracts of an abolished county which are in force immediately before the transfer date would become obligations of the Commonwealth.



     In Massachusetts, the tax on personal property and real estate is virtually the only source of tax revenues available to cities and towns to meet local costs. "Proposition 2 1/2", an initiative petition adopted by the voters of the Commonwealth on November 4, 1980, limits the power of Massachusetts cities and towns and certain tax-supported districts and public agencies to raise revenue from property taxes to support their operations, including the payment of certain debt service. Proposition 2 1/2 required many cities and towns to reduce their property tax levels to a stated percentage of the full and fair cash value of their taxable real estate and personal property and limited the amount by which the total property taxes assessed by a city or town might increase from year to year. Although the limitations of Proposition 2 1/2 on tax increases may be overridden and amounts for debt service and capital expenditures excluded from such limitation by the voters of the relevant municipality, Proposition
2 1/2 will continue to restrain significantly the ability of cities and towns to pay for local services.



     To offset shortfalls experienced by local governments as a result of the implementation of Proposition 2 1/2, the government of the Commonwealth increased direct local aid from the 1981 level of $1.632 billion to $2.976 billion in fiscal 1995. Fiscal 1996 expenditures for direct local aid were $3.246 billion, which is an increase of approximately 9.1% above the 1995 level. It is estimated that fiscal 1997 expenditures for direct local aid will be $3.538 billion, which is an increase of approximately 9.0% above the fiscal 1996 level.



     The aggregate unfunded actuarial liabilities of the pension systems of the Commonwealth and the unfunded liability of the Commonwealth related to local retirement systems are significant--estimated to be approximately $6.720 billion as of January 1, 1996 on the basis of certain actuarial assumptions regarding, among other things, future investment earnings, annual inflation rates, wage increases and cost of living increases. No assurance can be given that these assumptions will be realized. The legislature adopted a comprehensive pension bill addressing the issue in January 1988, which requires the Commonwealth, beginning in fiscal year 1989, to fund future pension liabilities currently and amortize the Commonwealth's unfunded liabilities over 40 years in accordance with funding schedules prepared by the Secretary for Administration and Finance and approved by the legislature. The amounts required for funding of current pension liabilities in fiscal years 1997, 1998, 1999 and 2000 are estimated to be $965.9 million, $1.005 billion, $1.043 billion and $1.092 billion, respectively. The 1998 budget signed by Governor Weld includes an accelerated pension funding schedule that would eliminate the Commonwealth's unfunded liability by 2018 rather than 2028.

                                   APPENDIX E

                 ECONOMIC AND FINANCIAL CONDITIONS IN MICHIGAN


     The following information is a brief summary of factors affecting the economy of the State of Michigan and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of Michigan issuers; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     Due primarily to the fact that the leading sector of the economy of the State of Michigan (sometimes referred to herein as the "State") is the manufacturing of durable goods, economic activity in the State has tended to be more cyclical than in the nation as a whole. While the State's efforts to diversify its economy have proven successful, as reflected by the fact that the share of employment in the State in the durable goods sector has fallen from 33.1% in 1960 to 17.1% in 1995, durable goods manufacturing still represents a sizable portion of the State's economy. As a result, any substantial national economic downturn is likely to have an adverse effect on the economy of the State and on the revenues of the State and some of its local governmental units. Historically the average monthly unemployment rate in the State has been higher than the average figures for the United States. More recently, the unemployment rate in the State has been at or below the national average. During 1996, the average monthly unemployment rate in the State was estimated at 4.7% compared to a national average of 5.4%.


     The State's economy could continue to be affected by changes in the auto industry, notably consolidation and plant closings resulting from competitive pressures and overcapacity. Such actions could adversely affect State revenues and the financial impact on the local units of government in the areas in which plants are closed could be more severe. The impact on the financial condition of the municipalities in which the plants are located may be more severe than the impact on the State itself.


     The Michigan Constitution limits the amount of total revenues of the State raised from taxes and certain other sources to a level for each fiscal year equal to a percentage of the State's personal income for the prior calendar year. In the event the State's total revenues exceed the limit by 1% or more, the Constitution requires that the excess be refunded to taxpayers. To avoid exceeding the revenue limit in the State's 1994-95 fiscal year the State refunded approximately $113 million through income tax credits for the 1995 calendar year. The State Constitution does not prohibit the increasing of taxes so long as revenues are expected to amount to less than the revenue limit and authorizes exceeding the limit for emergencies. The State Constitution further provides that the proportion of State spending paid to all local units' total spending may not be reduced below the proportion in effect for the 1978-79 fiscal year. The Constitution requires that if spending does not meet the required level in a given year, an additional appropriation for local units is required for the following fiscal year. The State Constitution also requires the State to finance any new or expanded activity of local units mandated by State law. Any expenditures required by this provision would be counted as State spending for local units for purposes of determining compliance with the provisions stated above.


     The State Constitution limits the purposes for which State general obligation debt may be issued. Such debt is limited to short-term debt for State operating purposes, short- and long-term debt for the purposes of making loans to school districts and long-term debt for voter approved purposes. In addition to the foregoing, the State authorizes special purpose agencies and authorities to issue revenue bonds payable from designated revenues and fees. Revenue bonds are not obligations of the State and in the event of shortfalls in self-supporting revenues, the State has no legal obligation to appropriate money to these debt service payments. The State's Constitution also directs or restricts the use of certain revenues.


     The State finances its operations through the State's General Fund and Special Revenue Funds. The General Fund receives revenues of the State that are not specifically required to be included in the Special Revenue Fund. General Fund revenues are obtained approximately 55% from the payment of State taxes and 45% from federal and non-tax revenue sources. The majority of the revenues from State taxes are from the State's personal income tax, single business tax, use tax, sales tax and various other taxes. Approximately 60% of total General Fund expenditures are for State support of public education and for social services programs.

Other significant expenditures from the General Fund provide funds for law enforcement, general State government, debt service and capital outlay. The State Constitution requires that any prior year's surplus or deficit in any fund must be included in the next succeeding year's budget for that fund.


     In recent years, the State of Michigan has reported its financial results in accordance with generally accepted accounting principles. For each of the last five fiscal years the State ended the fiscal year with its General Fund in balance after transfers from the General Fund to the Budget Stabilization Fund. Those and certain other transfers into and out of the Fund raised the balance in the Budget Stabilization Fund to $1.15 billion as of September 30, 1996. In all but one of the last five fiscal years the State has borrowed between $500 million and $900 million for cash flow purposes. It borrowed $900 million in each of the 1996 and 1997 fiscal years.


     Amendments to the Michigan Constitution which placed limitations on increases in State taxes and local ad valorem taxes (including taxes used to meet debt service commitments on obligations of taxing units) were approved by the voters of the State of Michigan in November 1978 and became effective on December 23, 1978. To the extent that obligations in the Fund are tax supported and are for local units and have not been voted by the taxing unit's electors, the ability of the local units to levy debt service taxes might be affected.


     State law provides for distributions of certain State collected taxes or portions thereof to local units based in part on population as shown by census figures and authorizes levy of certain local taxes by local units having a certain level of population as determined by census figures. Reductions in population in local units resulting from periodic census could result in a reduction in the amount of State collected taxes returned to those local units and in reductions in levels of local tax collections for such local units unless the impact of the census is changed by State law. No assurance can be given that any such State law will be enacted. In the 1991 fiscal year, the State deferred certain scheduled payments to municipalities, school districts, universities and community colleges. While such deferrals were made up at later dates, similar future deferrals could have an adverse impact on the cash position of some local units. Additionally, while total State revenue sharing payments have increased in each of the last five years, the State has reduced revenue sharing payments to municipalities below the level otherwise provided under formulas in each of those years.


     On March 15, 1994, the electors of the State voted to amend the State's Constitution to increase the State sales tax rate from 4% to 6% and to place an annual cap on property assessment increases for all property taxes. Companion legislation also cut the State's income tax rate from 4.6% to 4.4%, reduced some property taxes for school operating purposes and shifted the balance of school funding sources among property taxes and state revenues, some of which are being provided from new or increased State taxes. The legislation also contains other provisions that may reduce or alter the revenues of local units of government and tax increment bonds could be particularly affected. While the ultimate impact of the constitutional amendment and related legislation cannot yet be accurately predicted, investors should be alert to the potential effect of such measures upon the operations and revenues of Michigan local units of government.


     In addition, the State legislature recently adopted a package of State tax cuts, including a phase-out of the intangibles tax, an increase in exemption amounts for personal income tax, and reductions in the single business tax.


     The State is a party to various legal proceedings seeking damages or injunctive or other relief. In addition to routine litigation, certain of these proceedings could, if unfavorably resolved from the point of view of the State, substantially affect State or local programs or finances. These lawsuits involve programs generally in the areas of corrections, highway maintenance, social services, tax collection, commerce and budgetary reductions to school districts and governmental units and court funding.

     Currently, the State's general obligation bonds are rated Aa by Moody's, AA by Standard & Poor's and Aa by Fitch.

                                   APPENDIX F



                ECONOMIC AND FINANCIAL CONDITIONS IN NEW JERSEY



     The following information is a brief summary of factors affecting the economy of the State of New Jersey and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of New Jersey issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     Effective January 1, 1994, personal income tax rates in the State of New Jersey (the "State") were cut by 5% for all taxpayers. Effective January 1, 1995, the State's personal income tax rates were cut by an additional 10% for most taxpayers. By a bill signed into law on July 4, 1995, New Jersey personal income tax rates have been further reduced so that coupled with the prior rate reductions, beginning with tax year 1996, personal income tax rates will be, depending upon a taxpayer's level of income and filing status, 30%, 15% or 9% lower than 1993 rates for certain taxable income levels. At this time the effect of the tax reduction cannot be evaluated.



     The State operates on a fiscal year beginning July 1 and ending June 30. For example, "Fiscal year 1998" refers to the State's fiscal year beginning July 1, 1997 and ending June 30, 1998.



     The General Fund is the fund into which all State revenues not otherwise restricted by statute are deposited and from which appropriations are made. The largest part of the total financial operations of the State is accounted for in the General Fund. Revenues received from taxes and unrestricted by statute, most federal revenue and certain miscellaneous revenue items are recorded in the General Fund.



     The State's undesignated General Fund balance was $937 million for the fiscal year 1993, $926 million for the fiscal year 1994, $569 million for fiscal year 1995, $442 million for fiscal year 1996, and $276 million (estimated) for fiscal year 1997. For the fiscal year 1998, the balance in the undesignated General Fund is estimated to be $242 million.



     The State finances capital projects primarily through the sale of the general obligation bonds of the State. These bonds are backed by the full faith and credit of the State. State tax revenues and certain other fees are pledged to meet the principal, interest payments and if provided, redemption premium payments, if any, required to pay the debt fully. No general obligation debt can be issued by the State without prior voter approval, except that no voter approval is required for any law authorizing the creation of a debt for the purpose of refinancing all or a portion of outstanding debt of the State, so long as such law requires that the refinancing provide a debt service savings. All appropriations for capital projects and all proposals for State bond authorizations are subject to the review and recommendation of the New Jersey Commission on Capital Budgeting and Planning.



     The State has extensive control over school districts, cities, counties and local financing authorities. State laws impose specific limitations on local appropriations, with exemptions subject to state approval. The State shares the proceeds of a number of taxes, with funds going primarily for local education programs, homestead rebates, medicaid and welfare programs. Certain bonds are issued by localities, but supported by direct state payments. In addition, the State participates in local wastewater treatment programs.



     The State's economic base is diversified, consisting of a variety of manufacturing, construction and service industries, supplemented by rural areas with selective commercial agriculture. After enjoying an extraordinary boom during the mid-1980s, New Jersey, as well as the rest of the Northeast, slipped into a slowdown well before the onset of the national recession which officially began in July 1990 (according to the National Bureau of Economic Research). By the beginning of the national recession of 1990-1991, construction activity had already been declining in New Jersey for nearly two years, growth had tapered off markedly in the service sectors and the long-term downward trend of factory employment had accelerated, partly because of a leveling off of industrial demand nationally. The onset of recession caused an acceleration of New Jersey's job losses in construction and manufacturing, as well as an employment downturn in such previously growing sectors as wholesale trade, retail trade, finance, utilities, trucking and warehousing. The net effect was a decline in the State's total non farm wage and salary employment from a peak of 3,689,800 in 1989 to a low of 3,457,900 in 1992. This loss was followed by an employment gain of 200,700 from May 1992 to August 1996, a recovery of 77% of the jobs lost during the recession. More than two-thirds of this number, nearly 138,000 jobs, were recovered in the 31 month period from January 1994 to August 1996.



     Reflecting the downturn, the rate of unemployment in the State rose from a low of 3.6% during the first quarter of 1989 to a recessionary peak of 8.5% during 1992 (according to the U.S. Bureau of Labor Statistics and the New Jersey Department of Labor, Division of Labor Market and Demographic Research). Since then, the unemployment rate fell to an average of 6.4% in 1995, and 6.1% for the four month period from May 1996 through August 1996.



     For the recovery period as a whole, May 1992 to August 1996, service-producing employment in New Jersey has expanded by 228,500 jobs. Hiring has been reported by food stores, auto dealers, wholesale distributors, trucking and warehousing firms, utilities, business and engineering/management service firms, hotels/hotel-casinos, social service agencies and health care providers other than hospitals. Employment growth was particularly strong in business services and its personnel supply component with increases of 17,500 and 8,100, respectively, in the 12-month period ended August 1996.



     In the manufacturing sector, employment losses slowed between 1992 and 1994. After an average annual job loss of 33,500 from 1989 through 1992, New Jersey's factory job losses fell to 13,300 during 1993 and 7,300 during 1994. During 1995, however, manufacturing job losses increased slightly to 9,100, reflecting a slowdown in national manufacturing production activity. While experiencing growth in the number of production workers in 1994, the number declined in 1995 at the same time that managerial and office staff were also reduced as part of nationwide downsizing. Through August 1996, layoffs of white collar workers and corporate downsizing appeared to be abating.



     Conditions have slowly improved in the construction industry, where employment has risen by 15,600 since its low in May 1992. Between 1992 and 1995, this sector's hiring rebound was driven primarily by increased homebuilding and nonresidential projects. During 1996, public works projects and homebuilding became the growth segments while nonresidential construction lessened.



     Nonresidential construction activity, as measured by contract awards, grew by 9.7% in 1993, 19.6% in 1994 and 3.0% in 1995. Additionally, nonresidential building construction contracts fell by 20.5% in the first eight months of 1996. This decline is largely attributable to an abundance of large, one-time contract awards during 1995, including a $202.9 million contract for the construction of a state prison.



     Residential construction contracts through August 1996, despite monthly fluctuations, increased by 1.4% for the first eight months of 1996 as compared to the first eight months of 1995 ($1,502 million and $1,481 million, respectively). Nonbuilding or infrastructure construction rose robustly by 17.8% during this period. Despite these increases, total construction contracts declined by 3.9% when comparing the first eight months of 1995 and 1996.



     Improvements in overall employment opportunities and the economy in general have led to increased consumer spending during the recovery. Retail sales regained momentum in 1996 and have been on a moderately upward trend, rising to an annual rate of $76.5 billion through June. The State's pickup in growth after a blizzard-related January decline resulted in sales growth of 4.2% when comparing the first six months of 1995 with those of 1996. The rising trend in retail sales has translated into steady increases in retail trade jobs (both full- and part-time) with a rise in retail employment from December 1995 to August 1996 of 6,900 jobs.

     Through July 1996, total new vehicle registrations (new passenger cars and light trucks and vans) rose by 3.5% compared to the same time period in 1995.



     The insured unemployment rate, i.e., the number of individuals claiming benefits as a percentage of the number of workers covered by unemployment insurance, declined from 3.9% during calendar years 1991 and 1992 to 3.3% during 1993 and then averaged 3.2% throughout 1994, 1995 and the first six months of 1996. As of August 1, 1996, the State's unemployment insurance trust fund balance stood at $2.1 billion.



     Business investment expenditures and consumer spending have increased substantially in the State. Capital and consumer spending may very well continue to rise due to the sustained character of the recovery, although the interest-sensitive homebuilding industry may provide only a moderate amount of stimulus in New Jersey. It is expected that the employment and income growth that has and is taking place will lead to further growth in consumer outlays. Reasons for cautious optimism in New Jersey include increasing employment levels, a declining jobless rate, and a higher-than-national level of per capita personal income.



     Looking further ahead, prospects for New Jersey appear favorable. While growth is likely to be slower than in the nation, the locational advantages that have served New Jersey well for many years will still be there. Structural changes that have been going on for years can be expected to continue, with job creation concentrated most heavily in the service industries.



     New Jersey Education Association et al. v. State of New Jersey et al. represents a challenge to amendments to the pension laws enacted on June 30, 1994 (P.L. 1994, Chapter 62), which concerned the funding of the Teachers Pension and Annuity Fund ("TPAF"), the Public Employee's Retirement System ("PERS"), the Police and Fireman's Retirement System, the State Police Retirement System and the Judicial Retirement System. The complaint was filed in the United States District Court of New Jersey on October 17, 1994. The statute, as enacted, made several changes affecting these retirement systems including changing the actuarial funding method to projected unit credit; continuing the prefunding of post-retirement medical benefits but at a reduced level for TPAF and PERS; revising the employee member contribution rate to a flat 5% for TPAF and PERS; extending the phase-in period for the revised TPAF actuarial assumptions; changing the phase-in period for funding of cost-of-living adjustments and reducing the inflation assumption for the Cost of Living Adjustment for all retirement systems; and decreasing the average salary increase assumption for all retirement systems. Plaintiffs allege that the changes resulted in lower employer contributions in order to reduce a general budget deficit. The complaint further alleges that certain provisions of Chapter 62 violate the contract, due process, and taking clauses of the United States and New Jersey Constitutions, and further constitute a breach of the State's fiduciary duty to participants in TPAF and PERS. Plaintiffs seek to permanently enjoin the State from administering, enforcing or otherwise implementing Chapter
62. An adverse determination against the State would have a significant impact upon the Fiscal Year 1997 and Fiscal Year 1998 budgets. The State has filed a motion to dismiss and a motion for summary judgment.



     On October 6, 1995, the Court issued its opinion in which it dismissed the State as a party to the action. The only defendant is Treasurer Clymer. The claims surviving the motion are: (1) breach of trust and fiduciary duty (against the Treasurer in both his individual and official capacities); (2) violation of Due Process (against the Treasurer in both his individual and official capacities); and (3) a 42 U.S.C. sec.1983 claim (against the Treasurer in his individual capacity).



     The forms of relief sought related to these surviving claims are: (1) a declaration that certain provisions of Chapter 62 violate Due Process of law under the Fifth and Fourteenth Amendments to the U.S. Constitution; (2) a declaration that the enactment and implementation of certain provisions of Chapter 62 constitute a breach of the fiduciary obligations owed to contributing participants, vested participants and retirees of the TPAF and PERS; (3) a declaration that Chapter 62 contravenes the statutory and common law duties to administer and fund the plans in an actuarially sound and fiscally responsible manner; (4) a permanent injunction against administering, enforcing or otherwise implementing certain provisions of Chapter 62; and (5) directing payment of plaintiffs' attorneys' fees, disbursements and costs pursuant to 42 U.S.C. sec.1988.

     The State filed a motion for reconsideration or, in the alternative, for certification to the Third Circuit Court of Appeals, of the remaining claims. By order dated December 19, 1995, the District Court denied the motion in all respects. On January 29, 1996, the State, on behalf of Treasurer Clymer, filed a Petition for a Writ of Mandamus and a Motion for a Stay of the Proceedings below, pending consideration and disposition of the petition, with the Third Circuit Court of Appeals. In the petition, Treasurer Clymer asked the Court of Appeals to direct the District Court to dismiss the complaint or enter summary judgment in his favor. Alternatively, the Treasurer asked the Court of Appeals to order the District Court to vacate its order denying summary judgment and resolve that motion as a matter of law without discovery or fact finding or to certify the issues for interlocutory appeal. The Third Circuit Court of Appeals denied the motion and petition on February 20, 1996. The matter is currently stayed pending the adoption of the Appropriations Act for Fiscal Year 1998. The State intends to vigorously defend this action.



     Beth Israel Hospital et al. v. Essential Health Services Commission. This case represents a challenge by 11 New Jersey hospitals to the 0.53% hospital assessment authorized by the Health Care Reform Act of 1992, specifically N.J.S.A. 26:2H-18.062. Amounts collected pursuant to the assessment are paid into the hospital and other health care initiatives account of the Health Care Subsidy Fund, to be used for various health care programs. Specifically, the funds are currently used for those programs previously established pursuant to N.J.S.A. 26:2H-18.47. In this appeal of the assessment, filed with the Appellate Division on December 6, 1993, appellants argue that collection of the assessment is invalid in the absence of Hospital Rate Setting Commission approval of the approved revenue base used in the calculation. At the same time, appellants filed an application for injunctive relief, seeking to stay any collection, which application was denied. In a decision dated July 10, 1995, the Appellate Division rejected appellants' contention that the respondents were prohibited from collecting the assessment. However, the court also found that the hospitals had not been afforded an opportunity to be heard on the assessment, and thus remanded the case to the Essential Health Services Commission for a hearing. Because the Commission has been abolished by L. 1995, c. 133, and its responsibilities assigned to the Department of Health, the Department of Health held the hearing on August 30, 1995. By letters dated March 26, 1996, the Department of Health affirmed the prior assessments. The hospitals filed a notice of appeal challenging that decision on May 10, 1996, and the case has now been briefed. The State intends to vigorously defend this action.



     Tort, Contract and Other Claims. At any given time, there are various numbers of claims and cases pending against the State, State agencies and employees, seeking recovery of monetary damages that are primarily paid out of the fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). The State does not formally estimate its reserve representing potential exposure for these claims and cases. The State is unable to estimate its exposure for these claims and cases.



     The State routinely receives notices of claim seeking substantial sums of money. The majority of those claims have historically proven to be of substantially less value than the amount originally claimed. Under the New Jersey Tort Claims Act, any tort litigation against the State must be preceded by a notice of claim, which affords the State the opportunity for a six-month investigation prior to the filing of any suit against it.



     In addition, at any given time, there are various numbers of contract and other claims against the State and State agencies, including environmental claims asserted against the State, among other parties, arising from the alleged disposal of hazardous waste. Claimants in such matters are seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.



     At any given time, there are various numbers of claims and cases pending against the University of Medicine and Dentistry and its employees, seeking recovery of monetary damages that are primarily paid out of the Self Insurance Reserve Fund created pursuant to the New Jersey Tort Claims Act (N.J.S.A. 59:1-1, et seq.). An independent study estimated an aggregate potential exposure of $86,795,000 for tort and medical malpractice claims pending as of June 30, 1996. In addition, at any given time, there are various numbers of contract and other claims against the University of Medicine and Dentistry, seeking recovery of monetary damages or other relief which, if granted, would require the expenditure of funds. The State is unable to estimate its exposure for these claims.



     Abbott v. Burke. On January 6, 1997 the Education Law Center filed a motion in aid of litigants' rights with the Supreme Court of New Jersey in Abbott v. Burke. In 1994 the Supreme Court ruled in Abbott v. Burke that the State had to enact a funding formula that would close the spending gap between poor urban school districts and wealthy suburban districts by fiscal year 1998. On December 20, 1996 the Comprehensive Education Improvement and Financing Act ("CEIFA") was enacted. CEIFA is a departure from the mechanisms of previous funding formulas. The CEIFA is centered upon the Core Curriculum Content Standards -- a comprehensive description of what all students should know and be able to accomplish upon completion of a thirteen year public education. The State projects that special needs districts will be spending between 91% and 96% of the wealthy suburban districts in the 1997-1998 school year under CEIFA. Plaintiffs concede that, under CEIFA, special needs districts are projected to be spending at 91% of the wealthy suburban districts in the 1997-1998 fiscal year. In its motion, the Education Law Center requests, in part, relief in the form of 100% spending parity or State aid in the amount of approximately $200 million dollars to be redistributed to the special needs districts.



     On May 14, 1997, the Supreme Court rendered a decision in Abbott v. Burke and held that the CEIFA was unconstitutional as applied to the 28 Abbott districts. The Court ordered the State to appropriate additional funds, beginning in the 1997-98 school year, so that each Abbott district would be able to spend at the average of the wealthy suburban districts. The Department of Education has recommended that the appropriation for School Aid for Fiscal Year 1998 be increased by $246 million to comply with the decision by the New Jersey Supreme Court in Abbott v. Burke. In addition, the Court remanded the matter to the Superior Court to oversee a directive to the Commissioner of Education to study and report on the special educational needs of students in the Abbott districts and the facilities needs in those districts. The Superior Court is required to issue a final determination on those issues by December 31, 1997. The Supreme Court retained jurisdiction of the matter.



     Cleary v. Waldman. This case involves the spousal impoverishment provisions of the Medicare Catastrophic Coverage Act ("MCCA"). Under this provision, the spouse of an institutionalized husband or wife, is allowed to have sufficient funds to live in the community, called the monthly needs allowance.



     The State in determining a spouse's monthly needs allowance, uses a system called the "income first" rule. If a community spouse does not have sufficient funds to meet the monthly needs allowance, an institutionalized spouse is allowed to shift his or her income to the community spouse to make up the difference. If the institutionalized spouse's income is insufficient to meet the monthly needs allowance, then the institutionalized spouse is allowed to shift resources to the community spouse to generate income to make up the difference.



     A class action was brought in federal court in which plaintiffs' argue that the income first rule is disallowed under the MCCA. Rather plaintiffs claim that the MCCA mandates the use of what is called the "resource-first" rule. Under this scheme, before income is shifted from the institutionalized spouse to the community spouse to meet the monthly needs allowance, resources must be shifted first and income generated from these resources used to meet the monthly needs allowance.



     Estimates of exposure if a court were to find that the MCCA only allows the "resource-first" rule has been estimated in the area of $50 million per year from both State and Federal sources combined.



     Plaintiffs filed for a preliminary injunction arguing that, under federal law, only the resource first rule was allowed under the MCCA. The State opposed the motion and the New Jersey Association of Health Care Facilities and the New Jersey Association for Non-Profit Homes for the Aging moved for intervenor status, opposing the plaintiffs' motion. The court granted the motion of intervention and denied the motion for preliminary injunction, finding that plaintiffs were unlikely to prevail on the merits since New Jersey's methodology was at least a permissible application of the federal law.

     Subsequently, plaintiffs filed for class certification which was granted on March 25, 1996. On March 26, 1997, Plaintiffs have filed a Notice of Appeal to the Court of Appeals for the Third Circuit. The State intends to vigorously defend this action.



     United Hospitals et al. v. State of New Jersey and William Waldman. This case represents a challenge by 18 New Jersey hospitals to Medicaid hospital reimbursement since February, 1995. The matter was filed in the Appellate Division of the Superior Court of New Jersey in January, 1997. The hospitals challenge all of the following: (i) whether the State complied with certain federal requirements for Medicaid reimbursement; (ii) whether the State's reimbursement regulations, N.J.A.C. 10:52-1 et. seq., are arbitrary, capricious and unreasonable; (iii) whether the Department of Human Services (DHS) incorrectly calculated the rates; (iv) whether DHS denied hospitals of a meaningful appeal process; (v) whether the 1996-7 State Appropriations Act (L.1996, c.42) violates the New Jersey Constitution with respect to the provision for Medicaid reimbursement to hospitals; and (vi) whether DHS violated the Medicaid State Plan, filed with the U.S. Department of Health and Human Services, in implementing hospital rates in 1995 and 1996. The State intends to vigorously defend this action.



     Currently, the State's general obligation bonds are rated AA+ by Standard & Poor's, Aa1 by Moody's, and AA+ by Fitch. From time to time agencies may change their ratings.

                                   APPENDIX G



                        ECONOMIC CONDITIONS IN NEW YORK



     The following information is a brief summary of factors affecting the economy of New York City (the "City") or New York State (the "State" or "New York") and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of State issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified this information.



     In recent years, the State, some of its agencies, instrumentalities and public authorities and certain of its municipalities have faced serious financial difficulties that could have an adverse effect on the sources of payment for or the market value of the New York Municipal Bonds in which the Fund invests.


NEW YORK CITY


     General. More than any other municipality, the fiscal health of the City has a significant effect on the fiscal health of the State. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, the City experienced job losses in 1990 and 1991 and real Gross City Product ("GCP") fell in those two years. Beginning in calendar year 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. However, after noticeable improvements in the City's economy during the calendar year 1994, economic growth slowed in calendar year 1995, and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001.



     For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with generally accepted accounting principles ("GAAP"). The City has been required to close substantial budget gaps in recent fiscal years in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain a balanced budget as required by the State law without additional reductions in City services or entitlement programs or tax or other revenue increases which could adversely affect the City's economic base.



     The most recent quarterly modification to the City's financial plan for the 1997 fiscal year (July 1, 1996 through June 30, 1997) projects a balanced budget in accordance with GAAP for the 1997 fiscal year after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. Although several sectors of the City's economy have expanded recently, including tourism and business and professional services, City tax revenues remain heavily dependent on the continued profitability of the securities industry.


     Pursuant to the laws of the State, the Mayor is responsible for preparing the City's four-year financial plan, including the City's current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan" or "City Financial Plan"). The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements.


     Implementation of the City Financial Plan is also dependent upon the City's ability to market its securities successfully in the public credit markets. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.3 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Transitional Finance Authority") to finance City capital projects. In 1997, the State enacted the New York City Transitional Finance Authority Act (the "Finance Authority Act"), which created the Transitional Finance Authority, to assist the City to avoid certain state constitutional debt limitations. The Transitional Finance Authority is authorized to issue up to $7.5 billion in long-term debt. On June 2, 1997 an action was brought in the State Supreme Court, Albany County seeking a declaratory judgment declaring the Finance Authority Act to be unconstitutional. If the Finance Authority Act were voided, and depending on whether the State took other action which would provide relief to the City under the general debt limit, the City might be required to curtail its currently defined capital program early in the 1998 fiscal year. In addition, the City issues revenue notes and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority (the "Water Authority") bonds and Transitional Finance Authority bonds will be subject to prevailing market conditions, and no assurance can be given that such sales will be completed. If the City were unable to sell its general obligation bonds and notes or the Water Authority or the Transitional Finance Authority were unable to sell its bonds, the City would be prevented from meeting its planned operating and capital expenditures.



     1998-2001 Financial Plan. On June 10, 1997 the City submitted to the New York State Financial Control Board (the "Control Board") the Financial Plan for the 1998 through 2001 fiscal years which reflects the City's expense and capital budgets for the 1998 fiscal year which were adopted on June 6, 1997. The City Financial Plan projects revenues and expenditures for the 1998 fiscal year (July 1, 1997 through June 30, 1998) balanced in accordance with GAAP. The City Financial Plan sets forth gap-closing actions to eliminate a previously projected gap for the 1998 fiscal year, after taking into account the prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The gap-closing actions for the 1998 fiscal year include (i) additional agency actions; (ii) the proposed sale of various assets; (iii) additional State aid; and (iv) entitlement savings in Medicaid. The City Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects budget gaps of $1.8 billion, $2.8 billion, and $2.6 billion for the 1999 through 2001 fiscal years, respectively. The City has outlined a gap-closing program for these years that assumes additional agency actions, savings from restructuring City government and privatization and procurement initiatives, additional revenue initiatives and asset sales, additional State aid, additional entitlement cost containment initiatives and the availability of funds from the General Reserve.



     The City Financial Plan includes a proposed tax reduction program totaling $272 million, $435 million, $465 million and $481 million in the 1998 through 2001 fiscal years, respectively. The City Financial Plan assumes that portions of these reductions will be offset by increased State aid totaling $47 million, $254 million, $472 million and $722 million in the 1998 through 2001 fiscal years, respectively.



     The City's projections set forth in the City Financial Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Such assumptions and contingencies include the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, employment growth, wage increases for City employees consistent with those assumed in the City Financial Plan, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, continuation of interest earning assumptions for pension funds assets, the ability of the City's hospital and educational entities to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief, the impact on City revenues and expenditures of Federal and State welfare reform and any future legislation affecting Medicare or other entitlements, approval by the Governor and the State Legislature of the extension of certain personal income tax surcharges, which are scheduled to expire in 1997 and 1998, and adoption of the City's budgets by the City Council in substantially the forms submitted by the Mayor.


     The City Financial Plan is also subject to the ability of the City to implement the expenditure reductions and to obtain the savings outlined in the City Financial Plan. In addition, the City may incur expenditures which exceed those projected in the City Financial Plan. There can be no assurance that additional gap-closing measures will not be required to enable the City to achieve a balanced budget in a particular fiscal year. Certain identified savings are subject to negotiation with the City's municipal unions. Various other actions proposed for the 1998 through 2001 fiscal years are subject to approval by the Governor and the State Legislature and the proposed reductions in spending for entitlement programs may be subject to legal challenge.

     The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. If the State experiences revenue shortfalls or spending increases beyond its projections during its 1997-1998 fiscal year or subsequent fiscal years, such developments could result in reductions in anticipated State aid to the City. As of July 17, 1997, the State had not adopted the budget for the State's 1997-1998 fiscal year which began on April 1, 1997. However, legislation making interim appropriations has been enacted which maintains State spending through July 18, 1997. A delay in the adoption of the State's budget beyond July 18, 1997 without further interim appropriations could delay the projected receipt by the City of State aid. In addition, there can be no assurance that State budgets in future fiscal years will be adopted by the April 1 statutory deadline and that there will not be adverse effects on the City's cash flow and additional City expenditures as a result of such reductions or delays.



     The City's financial plans have been the subject of extensive public comment and criticism. On May 29, 1997, the City Comptroller issued a report on the executive budget published on May 8, 1997 (the "Executive Budget"). The report identified a total net budget gap of up to $796 million for the 1998 fiscal year. With respect to the 1999 and subsequent fiscal years, the report noted that the financial plan published on May 8, 1997 (the "May Financial Plan") fails to address the City's long-term financial weaknesses, resulting in large out-year budget gaps. On June 5, 1997, the staff of the Control Board issued a report commenting on the City's 1997 fiscal year. The report noted that the City projects that it will end the 1997 fiscal year with a substantial surplus which will be used to reduce the 1998 and 1999 fiscal year budget gaps. On July 2, 1997, the staff of the Office of the State Deputy Comptroller of New York (the "OSDC") issued a report on the City Financial Plan. For the 1998 fiscal year the report projected a potential surplus of $190 million. The report also identified risks of $518 million, $1.1 billion, $1.3 billion and $1.4 billion for the 1998 through 2001 fiscal years, respectively. On October 31, 1996, the City's Independent Budget Office (the "IBO") released a report assessing the costs that could be incurred by the City in response to the Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (the "1996 Welfare Act"). The IBO report noted that if the requirement that all recipients work after two years of receiving benefits is enforced, these additional costs could be substantial starting in 1999, reflecting costs for worker training and supervision of new workers and increased child care costs. The report further noted that, if economic performance weakened, resulting in an increased number of public assistance cases, potential costs to the City could substantially increase. The report noted that the new welfare law's most significant fiscal impact is likely to occur in the years 2002 and beyond, reflecting the full impact of the lifetime limit on welfare participation which only begins to be felt in 2002. In addition, the report noted that, given the State constitutional requirement to care for the needy, the 1996 Welfare Act might well prompt a migration of benefit-seekers into the City. The report concluded that the impact of the 1996 Welfare Act on the City will ultimately depend on decisions of State and City officials, including the allocation of block grant funds between the State and New York local governments and the division between the State and local governments of welfare costs not funded by the Federal Government, the performance of the local economy and the behavior of thousands of individuals in response to the new system.



     Ratings. As of June 3, 1997, Moody's rated the City's outstanding general obligation bonds Baa1, Standard & Poor's rated such bonds BBB+ and Fitch rated such bonds A-. On July 10, 1995, Standard & Poor's revised downwards its ratings on outstanding general obligation bonds of the City from A- to BBB+. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. On November 5, 1996, Fitch removed the City's general obligation bonds from FitchAlert, although Fitch stated that the outlook remains negative. Such ratings reflect only the view of Moody's, Standard & Poor's and Fitch, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of City bonds.



     Outstanding Indebtedness. As of March 31, 1997, the City and the Municipal Assistance Corporation for the City of New York had approximately $26.0 billion and $3.8 billion of outstanding net long-term debt respectively. As of May 1, 1997, the Water Authority had approximately $6.8 billion of aggregate principal amount of outstanding bonds and $600 million aggregate principal amount of outstanding commercial paper notes.


     Debt service on Water Authority obligations is secured by fees and charges collected from the users of the City's water and sewer system. State and Federal regulations require the City's water supply to meet certain standards to avoid filtration. The City's water supply now meets all technical standards and the City has taken the position that increased regulatory, enforcement and other efforts to protect its water supply, will prevent the need for filtration. On May 6, 1997 the U.S. Environmental Protection Agency granted the City a filtration avoidance waiver through April 15, 2002 in response to the City's adoption of certain watershed regulations, which became effective May 1, 1997. The estimated incremental cost to the City of implementing this Watershed Memorandum of Agreement, beyond investments in the watershed which are planned independently, is approximately $400 million. Preliminary estimates of the costs of such filtration, if it were required, are from $4 billion to $8 billion. Such an expenditure could cause significant increases in City water and sewer charges.



     Litigation. The City is a defendant in a significant number of lawsuits. Such litigation includes, but is not limited to, routine litigation incidental to the performance of its governmental and other functions, actions commenced and claims asserted against the City arising out of alleged constitutional violations, alleged torts, alleged breaches of contracts and other alleged violations of law and condemnation proceedings and other tax and miscellaneous actions. While the ultimate outcome and fiscal impact, if any, on the proceedings and claims are not currently predictable, adverse determination in certain of them might have a material adverse effect upon the City's ability to carry out the City Financial Plan. As of June 30, 1996, the City estimated its potential future liability on account of all outstanding claims to be approximately $2.8 billion.


NEW YORK STATE


     Current Economic Outlook. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 11 million jobs added since early 1992. Although the State has added approximately 240,000 jobs since late 1992, employment growth in the state has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries.



     On March 10, 1997 the State Legislature and the Governor conducted a consensus economic and revenue forecasting process as required under law. As part of the process, the State Division of the Budget updated the economic forecast upon which the State's receipts estimates are based. The forecast for income growth in 1997 was increased modestly to the 5.2 to 5.6% range, consistent with an economic outlook of modest growth in the State's economy and moderate inflation.



     The 1997-1998 Fiscal Year. On January 14, 1997, the Governor released the Executive Budget for the State's 1997-1998 fiscal year (as amended, the "Executive Budget") which the State Legislature must enact and the Governor must sign in order to become law. As of July 17, 1997 the State had not adopted its budget for its 1997-1998 fiscal year which commenced on April 1, 1997. The State, however, has enacted legislation making interim appropriations which maintain State spending through July 18, 1997. It is expected that if the State budget is not enacted by that date, additional interim appropriations will be submitted by the Governor and enacted by the Legislature. Debt service appropriations for existing State-supported obligations have been enacted for the entire 1997-1998 fiscal year.



     The State Division of the Budget has report that approximately $1.56 billion in unbudgeted resources has been identified for use in the 1997-1998 Financial Plan. These additional resources have arisen primarily from revenues produced by stronger-then-expected growth in the State's economy and higher final personal income tax payments for the 1996 tax year; additional nonrecurring 1996-1997 cash resources and nonrecurring federal aid.



     The draft 1997-1998 Financial Plan, based on the Executive Budget, projects General Fund receipts of $32.94 billion. General Fund disbursements are projected at $32.90 billion, a decrease of $56 million from projected spending levels for the 1996-1997 fiscal year. The Executive Budget projects balance on a cash basis but identifies a potential budget gap of approximately $2.3 billion due primarily to previously enacted tax reduction programs, the loss of non-recurring revenues available in the 1996-1997 fiscal year, growth in Medicaid, collective bargaining agreements, and higher fixed costs such as pensions and debt service. Proposed gap-closing actions in the Executive Budget include cost containment in State Medicaid, spending reductions, the use of a portion of the 1996-1997 fiscal year budget surplus, and other actions. The Executive Budget also anticipates a significant increase in federal aid to the State related to the Medicaid program and the new federal welfare block grant. There can be no assurance that the Executive Budget will be enacted as proposed, the cost containment and spending reduction programs can be implemented as proposed or the anticipated increase in Federal aid will materialize as expected.



     The draft 1997-1998 Financial Plan projects budget imbalances of $1.08 billion for the 1998-1999 fiscal year and $1.35 billion for the 1999-2000 fiscal year which are expected to be closed primarily through spending reductions. The Executive Budget contains several new tax initiatives which are projected to reduce total receipts by $170 million in the 1997-1998 fiscal year. In addition, there has been discussion of additional tax reductions, beyond those reflected in the State's current projections for the 1997-1998 fiscal year that, if enacted, could make it more difficult to achieve budget balance over this period. The Executive Budget identifies various risks, including a financial market or broader economic correction, and potential changes to federal tax law which could alter the federal definitions of income on which many State taxes rely.



     The draft 1997-1998 Financial Plan and the Executive Budget are based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, federal financial and monetary policies, the availability of credit and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience worse-than-predicted results in the 1997-1998 and subsequent fiscal years, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


     Owing to these and other factors, the State may face substantial potential budget gaps in future years resulting from a significant disparity between tax revenues from a lower recurring receipts base and the spending required to maintain State programs at mandated levels. Any such recurring imbalance would be exacerbated by the use by the State of nonrecurring resources to achieve budgetary balance in a particular fiscal year. To correct any recurring budgetary imbalance, the State would need to take significant actions to align recurring receipts and disbursements in future fiscal years.


     The Governor is required to submit a balanced budget to the State Legislature and has indicated that he will close any potential imbalances in the State's 1997-1998 Financial Plan primarily through General Fund expenditure reductions and without increases in taxes or deferrals of scheduled tax reductions. The draft 1997-1998 Financial Plan reflects, and the 1998-1999 Financial Plan, when enacted, is expected to reflect, a continuing strategy of substantially reduced State spending. There can be no assurance, however, that the State's actions will be sufficient to preserve budget balances in the then current or future fiscal years.



     On August 22, 1996, the President signed into law the Personal Responsibility and Work Opportunity Reconciliation Act of 1996. The new law abolishes the Federal Aid to Families with Dependent Children program, and creates a new Temporary Assistance to Needy Families program ("TANF") funded with a fixed federal block grant to states. The new law also imposes (with certain exceptions) a five-year durational limit on TANF recipients, requires that virtually all recipients be engaged in work or community service activities within two years of receiving benefits, and limits assistance provided to certain immigrants and other classes of individuals. States are required to meet work activity participation targets for their TANF caseload. These requirements are phased in over time. States who fail to meet these federally mandated job participation rates, or who fail to conform with certain other federal standards, face potential sanctions in the form of a reduced federal block grant.

     On October 16, 1996, the Governor submitted the State's TANF implementation plan to the federal government as required under the new federal welfare law. Submission of this plan to the federal government requires New York State to begin compliance with certain time limits on welfare benefits and permits the State to become eligible for federal block grant funding. On December 13, 1996, the State's plan was approved by the federal government. The Governor has introduced legislation necessary to conform with federal law for consideration by the Legislature in the 1997 legislative session. There can be no assurances that the State Legislature will enact welfare reform proposals as submitted by the Governor and as required under federal law.



     The net fiscal impact of any changes to the State's welfare programs that are necessary to conform with federal law will be dependent upon such factors as the ability of the State to avoid any federal fiscal penalties, the level of additional resources required to comply with any new State and/or federal requirements, and the division of non-federal welfare costs between the State and its localities.



     Uncertainties with regard to both the economy and potential decisions at the federal level add further pressure on future budget balance in New York State. Specific budget proposals being discussed at the federal level but not included in the State's current economic forecast would (if enacted) have a disproportionate negative impact on the longer-term outlook for the State's economy as compared to other states.



     The 1996-1997 Fiscal Year. The State ended its 1996-1997 fiscal year on March 31, 1997 in balance on a cash basis, with a 1996-1997 General Fund cash surplus as reported by the State Division of the Budget of approximately $1.4 billion. Of the cash surplus amount, $1.05 billion was previously budgeted by the Governor in his Executive Budget to finance the draft 1997-1998 Financial Plan, and the additional $373 million is available for use in financing the 1997-1998 Financial Plan when enacted by the State Legislature. The surplus results primarily from higher-than-expected revenues and lower-than-expected spending for social service programs. The General Fund closing balance was $433 million. General Fund receipts and transfers from other funds for the 1996-1997 fiscal year totaled $33.04 billion, which was $129 million lower than originally projected in the 1996-1997 State Financial Plan as enacted. General Fund disbursements and transfers to other funds totaled $32.90 billion for the 1996-1997 fiscal year. This was $226 million lower than the levels projected in the 1996-1997 Financial Plan forecast made in July 1996 when the State's 1996-1997 fiscal year budget was enacted.



     Prior Fiscal Years. The State ended its 1995-1996 fiscal year in balance, with a reported 1995-1996 General Fund cash surplus of $445 million. Prior to adoption of the State's 1995-1996 fiscal year budget, the State had projected a potential budget gap of approximately $5 billion, which was closed primarily through spending reductions, cost containment measures, State agency actions and local assistance reforms.



     Local Government Assistance Corporation. In 1990, as part of a State fiscal reform program, legislation was enacted creating the Local Government Assistant Corporation (the "LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. As of June 1995, LGAC has issued bonds to provide net proceeds of $4.7 billion completing the program. The impact of LGAC's borrowing is that the State is able to meet its cash flow needs without relying on short-term seasonal borrowing.



     Financing Activities. State financing activities include general obligation debt of the State and State-guaranteed debt, to which the full faith and credit of the State has been pledged, as well as lease-purchase and contractual-obligation financings, moral obligation financings and other financings through public authorities and municipalities, where the State's obligation to make payments for debt service is generally subject to annual appropriation by the State Legislature.



     As of March 31, 1996, the total amount of outstanding general obligation debt was approximately $5.047 billion, including $293 million in Banker's Acceptance Notes ("BAN"). The total amount of moral obligation debt was approximately $7.269 billion, and $20.343 billion of bonds issued primarily in connection with lease-purchase and contractual-obligation financing of State capital programs were outstanding.

     Public Authorities. The fiscal stability of the State is related, in part, to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be adversely affected, if any of its public authorities were to default in their respective obligations.



     Ratings. Currently, Moody's, Standard & Poor's and Fitch rate New York State's outstanding general obligation bonds "A2", "A-" and "A+", respectively. Ratings reflect only the respective views of such organizations, and explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the New York Municipal Bonds in which the Fund invests.



     Litigation. The State is a defendant in numerous legal proceedings including, but not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and federal laws. State programs are frequently challenged on State and federal constitutional grounds. Adverse developments in legal proceedings or the initiation of new proceedings could affect the ability of the State to maintain a balanced State Financial Plan in any given fiscal year. There can be no assurance that an adverse decision in one or more legal proceedings would not exceed the amount the State reserves for the payment of judgments or materially impair the State's financial operations. In its audited financial statements for the fiscal year ended March 31, 1996, the State reported its estimated liability for awarded and anticipated unfavorable judgments at $474 million.



     Other Localities. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-1998 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-1998 fiscal year.


     Fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in allocation of State resources in amounts that cannot yet be determined.

                                   APPENDIX H



              ECONOMIC AND FINANCIAL CONDITIONS IN NORTH CAROLINA



     The following information is a brief summary of factors affecting the economy of the State of North Carolina and does not purport to be a complete description of such factors. These factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of North Carolina issuers; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     The State of North Carolina (the "State") has three major operating funds: the General Fund, the Highway Fund and the Highway Trust Fund. The State derives most of its revenue from taxes, including individual income tax, corporation income tax, sales and use taxes, corporation franchise tax, alcoholic beverage tax, insurance tax, inheritance tax, tobacco products tax and soft drink tax (currently being phased out). The State receives other non-tax revenues which are also deposited in the General Fund. The most important are Federal funds collected by State agencies, university fees and tuitions, interest earned by the State Treasurer on investments of General Fund moneys and revenues from the judicial branch. The proceeds from the motor fuel tax, highway use tax and motor vehicle license tax are deposited in the Highway Fund and the Highway Trust Fund.



     Fiscal year 1996 ended with a positive General Fund balance of approximately $573.4 million. An additional $153.1 million was available from a reserved fund balance. Of this aggregate amount, $77.3 million was reserved in a Savings Reserve (bringing the total reserve to $500.9 million) and $130.0 million was reserved in a Reserve for Repair and Renovation of State Facilities (bringing the total reserve to $151.3 million after prior withdrawals). An additional $47.1 million was transferred to a newly-created Clean Water Management Trust Fund, $39.5 million was reserved in a Capital Improvement Reserve and $26.2 million was transferred to newly-created Federal Retiree Refund and Administration Accounts, leaving an unrestricted General Fund balance at June 30, 1996 of approximately $406.1 million.



     The foregoing results are presented on a budgetary basis. Accounting principles applied to develop data on a budgetary basis differ significantly from those principles used to present financial statements in conformity with generally accepted accounting principles ("GAAP"). Based on a modified accrual basis, the General Fund balance at June 30, 1996 was $1,422.1 million.



     Under the State's constitutional and statutory scheme, the Governor is required to prepare and propose a biennial budget to the General Assembly. The General Assembly is responsible for considering the budget proposed by the Governor and enacting the final budget. In enacting the final budget, the General Assembly may modify the budget proposed by the Governor as it deems necessary. The Governor is responsible for administering the budget enacted by the General Assembly.



     The 1995-97 biennium budget adopted by the General Assembly authorized continuation funding from the General Fund of $9,512 million for fiscal 1996 and $9,763 million for fiscal 1997. Expansion funds of $280 million for fiscal 1996 were approved, along with capital improvements of $114 million for such fiscal year. For fiscal 1997, $267 million of expansion funds were approved, along with $157 million of capital improvements. Tax reductions of approximately $363 million for fiscal 1996 and $400 million for fiscal 1997 were authorized, principally through the repeal of the State's intangible personal property tax and reductions in the State's unemployment and personal income taxes. The General Assembly also took several measures that benefited the State's Department of Corrections, including a reservation of $33 million to build new prison beds. State workers generally received a 2% pay increase. The General Assembly also passed a package of tort reform bills that included a cap on punitive damage awards.



     In the 1996 Special Session, the General Assembly reviewed and adjusted the fiscal 1997 budget to take into account a General Fund surplus of over $700 million for the 1996 fiscal year. The General Assembly agreed to spend approximately $415.4 million on new or expanded programs, apply approximately $143 million to tax cuts and refunds and reserve approximately $100 million in various savings and other reserve accounts. Funding for education and salaries for teachers and other state employees was increased. The tax cuts included a reduction in the State's corporate income tax, sales tax on food and inheritance tax, among other tax cuts. Legislators also significantly expanded the State's industrial development policies, including the adoption of four new tax credits designed to make the State more competitive in industrial recruitment. Overall, changes were made, or new credits added, in the following areas: investment tax credit, business tax credit, worker training tax credit, jobs creation tax credit and research and development tax credit. The tax cuts will reduce State revenues by approximately $68.4 million for fiscal 1997 and by approximately $337 million when all cuts are phased in by 2001. The General Assembly also created a Clean Water Management Trust Fund, which will be used to finance projects to clean up or prevent surface water pollution. The Fund will receive 6.5% of the General Fund's unspent credit balance each year. The initial allocation to this Fund from the fiscal 1996 credit balance was $47.1 million.



     The State budget is based upon a number of existing and assumed State and non-State factors, including State and national economic conditions, international activity, Federal government policies and legislation and the activities of the State's General Assembly. Such factors are subject to change which may be material and affect the budget. The Congress of the United States is considering a number of matters affecting the Federal government's relationship with state governments that, if enacted into law, could affect fiscal and economic policies of the states, including the State.



     During recent years, the State has moved from an agricultural to a service and goods-producing economy. According to the North Carolina Employment Security Commission (the "Employment Security Commission"), in December 1996, the State ranked eleventh among the states in non-agricultural employment and eighth in manufacturing employment. The Employment Security Commission estimated the State's seasonally adjusted unemployment rate in April 1997 to be 3.6% of the labor force, as compared with an unemployment rate of 4.9% nationwide.



     The following are certain cases pending in which the State faces the risk of either a loss of revenue or an unanticipated expenditure which, in the opinion of the Department of State Treasurer, would not materially adversely affect the State's ability to meet its financial obligations.



     1. Swanson v. State of North Carolina and Patton v. State of North Carolina--State Tax Refunds--Federal Retirees. In Davis v. Michigan (1989), the U.S. Supreme Court ruled that a Michigan income tax statute which taxed federal retirement benefits while exempting those paid by state and local governments violated the constitutional doctrine of intergovernmental tax immunity. At the time of the Davis decision, North Carolina law contained similar exemptions in favor of state and local retirees. Those exemptions were repealed prospectively, beginning with the 1989 tax year. All public pension and retirement benefits are now entitled to a $4,000 annual exclusion.



     Following Davis, Federal retirees filed a class action suit in federal court in 1989 seeking damages equal to the North Carolina income tax paid on federal retirement income by the class member (Swanson). A companion suit was filed in state court in 1990. The complaints alleged that the amount in controversy exceeded $140 million. The North Carolina Department of Revenue estimate of refunds and interest liability is $280.89 million as of June 30, 1994. In 1991, the North Carolina Supreme Court ruled in favor of the State in the state court action, concluding that Davis could only be applied prospectively and that the taxes collected from the Federal retirees were thus not improperly collected. In 1993, the U.S. Supreme Court vacated that decision and remanded the case back to the North Carolina Supreme Court. The North Carolina Supreme Court then ruled in favor of the State on the grounds that the Federal retirees had failed to comply with state procedures for challenging unconstitutional taxes. Plaintiffs petitioned the U.S. Supreme Court for review of that decision, and the Supreme Court denied that petition. The U.S. District Court ruled in favor of the defendants in the companion federal case, and a petition for reconsideration was denied. Plaintiffs appealed to the United States Court of Appeals, which concurred with the lower court's ruling. The U.S. Supreme Court rejected an appeal, ruling that the lawsuit was a state matter, leaving the North Carolina Supreme Court's ruling in force. Despite these victories in court, the General Assembly in its 1996 Special Session adopted legislation allowing for a refund of taxes for federal retirees. Effective for tax years beginning on or after January 1, 1996, federal retirees are entitled to a North Carolina income tax credit for taxes paid on their pension benefits during tax years 1985 through 1988. In the alternative, a partial refund may be claimed in lieu of a credit for eligible taxpayers.



     An additional lawsuit was filed in 1995 in State Court by federal pensioners to recover State income taxes paid on Federal retirement benefits (Patton). This case grew out of a claim by federal pensioners in the original federal court case in Swanson. In the new lawsuit, the plaintiffs allege that when the State granted an increase in retirement benefits to State retirees in the same legislation that equalized tax treatment between state and federal retirees, the increased benefits to State retirees constituted an indirect violation of Davis. The lawsuit seeks a refund of taxes paid by federal retirees on federal retirement benefits received in the years 1989 through 1993 and refunds or monetary relief sufficient to equalize the alleged on-going discriminatory treatment for those years. Potential refunds exceed $300 million. This case has been suspended pending final judgment in Bailey (discussed below), and no court date has been set. Should plaintiffs prevail in Bailey, such a result, these Federal retirees allege, would re-establish the disparity of treatment between state and federal pension income which was held unconstitutional in Davis. The North Carolina Attorney General believes that sound legal authority and arguments support the denial of this claim.



     2. Bailey v. State of North Carolina--State Tax Refunds--State
Retirees. State and local governmental retirees filed a class action suit in 1990 as a result of the appeal of the income tax exemptions for state and local government retirement benefits. The original suit was dismissed after the North Carolina Supreme Court ruled in 1991 that the plaintiffs had failed to comply with state law requirements for challenging unconstitutional taxes and the U.S. Supreme Court denied review. In 1992, many of the same plaintiffs filed a new lawsuit alleging essentially the same claims, including breach of contract, unconstitutional impairment of contract rights by the State in taxing benefits that were allegedly promised to be tax-exempt and violation of several state constitutional provisions.



     On May 31, 1995, the Superior Court issued an order ruling in favor of the plaintiffs. Under the terms of the order, the Superior Court found that the act of the General Assembly that repealed the tax exemption on State and local government retirement benefits is null, void and unenforceable and that retirement benefits which were vested before August 1989 are exempt from taxation. An appeal from this order is pending in the North Carolina Supreme Court.



     The North Carolina Attorney General's Office estimates that the amount in controversy is approximately $40-$45 million annually for the tax years 1989 through 1992. In addition, it is anticipated that the decision reached in this case will govern the resolution of tax refund claims made by retired state and local government employees for taxes paid on retirement benefit income for tax years after 1991. Furthermore, if the order of the Superior Court is upheld, its provisions would apply prospectively to prevent future taxation of State and local government retirement benefits that were vested before August 1989. The North Carolina Attorney General's Office believes that sound legal arguments support the State's position on the merits.



     3. Fulton Corp. v. Justus. The State's intangible personal property tax levied on certain shares of stock was challenged by the plaintiff on grounds that it violated the Commerce Clause in the U.S. Constitution by discriminating against stock issued by corporations that do all or part of their business outside of the State. The plaintiff in the action was a North Carolina corporation that did all or part of its business outside of the State. The plaintiff sought to invalidate the tax in its entirety and to recover tax paid on the value of its shares in other corporations. The North Carolina Court of Appeals invalidated the taxable percentage deduction and excised it from the statute beginning with the 1994 tax year. The effect of this ruling was to increase collections by rendering all stock taxable on 100% of its value. The North Carolina Supreme Court reversed the Court of Appeals and held that the tax was valid and constitutional. The U.S. Supreme Court reversed, ruled in the plaintiff's favor that the tax was discriminatory and ordered the case back to the State Court for a ruling on the appropriate remedy. On February 10, 1997, the North Carolina Supreme Court determined that the unconstitutional portion of the statute was severable and referred the matter to the North Carolina General Assembly for legislative action. Legislative options available to the General Assembly include paying refunds to taxpayers who paid the tax, but took appropriate steps to claim a refund. The estimated cost of paying such refunds is approximately $150 million. In April 1995, the North Carolina General Assembly repealed, effective for taxable years beginning on or after January 1, 1995, the State's intangible personal property tax.



     In its 1996 Short Session, the North Carolina General Assembly approved State general obligation bonds in the amount of $950 million for highways and $1.8 billion for schools. These bonds were approved by the voters of the State in November 1996. In March, 1997, the State issued $450 million of the authorized school bonds (Public School Building Bonds). An additional offering of $100 million of the authorized highway bonds is anticipated to occur in the Fall, 1997. The offering of the remaining $2.2 billion of these authorized bonds is anticipated to occur over the next 2-5 years.



     Currently, Moody's, Standard & Poor's and Fitch rate North Carolina general obligation bonds Aaa, AAA, and AAA, respectively.

                                   APPENDIX I



                   ECONOMIC AND FINANCIAL CONDITIONS IN OHIO



     The following information is a brief summary of factors affecting the economy of the State of Ohio and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of Ohio issuers, however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     The State of Ohio (the "State") operates on a fiscal biennium for its appropriations and expenditures. The State finances the majority of its operations through the State's General Revenue Fund (the "GRF"). sThe GRF is funded mainly by the State's personal income tax, sales and use tax, various other taxes and grants from the Federal government. The State is precluded by law from ending a fiscal year or a biennium in a deficit position. In 1981, the State created the Budget Stabilization Fund (the "BSF") for purposes of cash management.



     The GRF ending fund and cash balances for the State's 1984-85 through 1994-95 bienniums were as follows:



                                                                 ENDING FUND        ENDING CASH
                                      BEGINNING     ENDING         BALANCE            BALANCE
                  BIENNIUM             JULY 1       JUNE 30     (IN THOUSANDS)     (IN THOUSANDS)
        ----------------------------  ---------     -------     --------------     --------------
        1984-85.....................     1983         1985         $297,600          $  849,900
        1986-87.....................     1985         1987          226,300             632,700
        1988-89.....................     1987         1989          475,100             784,268
        1990-91.....................     1989         1991          135,365             326,576
        1992-93.....................     1991         1993          111,013             393,634
        1994-95.....................     1993         1995          928,000           1,312,200
        1996-97 (estimate)..........     1995         1997          472,190             597,694



     State and national fiscal uncertainties during the 1992-93 biennium required several actions to achieve GRF positive ending balances. To allow time to complete the resolution of differences, an interim appropriations act was enacted effective July 1, 1991; the general appropriations act for the entire biennium was then passed on July 11 and signed by the Governor of the State on July 26 and included a $200 million transfer from the BSF to the GRF. In Fiscal Year 1992, when the State's Office of Budget and Management ("OBM") projected an imbalance in GRF resources and expenditures, the Governor ordered most State agencies to reduce GRF appropriations spending in the final six months of Fiscal Year 1992 by a total of approximately $184 million. (Debt service and lease rental obligations were not affected by the order.) Then, with General Assembly authorization, in June 1992 the entire $100.4 million BSF balance and additional amounts from certain other funds were transferred to the GRF. Other revenue and spending actions resolved the remaining GRF imbalance for Fiscal Year 1992.



     As a first step toward addressing a projected Fiscal Year 1993 GRF shortfall, then estimated by OBM at approximately $520 million, the Governor ordered, effective July 1, 1992, selected reductions in Fiscal Year 1993 GRF appropriations spending totaling $300 million. Appropriations for debt service (including lease rental appropriations) were expressly excluded from the Governor's cutback orders. Subsequent executive and legislative actions--including tax revisions that produced an additional $194.5 million and additional appropriations spending reductions totalling approximately $50 million--provided for positive biennium-ending GRF balances. As a first step toward BSF replenishment, $21 million was deposited in the BSF.



     The GRF budget for the 1994-95 biennium provided for total GRF expenditures of approximately $30.7 billion, with Fiscal Year 1994 expenditures 9.2% higher than in Fiscal Year 1993, and Fiscal Year 1995 expenditures 6.6% higher than in Fiscal Year 1994.



     As noted above, the GRF ended the 1994-95 biennium with a fund balance of $928 million and cash balance of $1,312.2 million. As an additional step toward BSF replenishment, OBM transferred $260.3 million to the BSF at the end of Fiscal Year 1994 and $535.2 million in July 1995.

     The General Appropriations Act for the 1996-97 biennium provided for total GRF biennial expenditures of approximately $33.5 billion, an increase over those for the 1994-95 fiscal biennium. Authorized expenditures in Fiscal Year 1996 were higher than in Fiscal Year 1995 and for Fiscal Year 1997 were higher than in Fiscal Year 1996. Necessary GRF debt service appropriations for the entire biennium were requested in the budget document and incorporated in the related appropriations bill as introduced and in the versions as passed by the House and the Senate and in the act as passed and signed. In addition to the transfer to the BSF described above, the Act transferred $322.8 million from the GRF to a variety of funds (including school assistance funds and, in anticipation of possible Federal program changes, a human service stabilization fund), leaving an unreserved and undesignated balance in the GRF of $70 million.



     In accordance with General Assembly directions, $100 million was transferred at the end of Fiscal Year 1996 from the GRF to the fund providing for the elementary and secondary school computer network and $30 million to a new fund for State transportation infrastructure. Approximately $400.8 million is serving as a basis for a temporary 1996 personal income tax reduction equalling that amount.



     As of the end of May 1997, the GRF had a cash balance of over $778 million, and the BSF had a fund balance of $828.3 million.



     The General Appropriations Act for the 1998-99 biennium, passed by the General Assembly and, with selected vetoes, approved by the Governor in June 1997, provides for total GRF biennial expenditures of approximately $36.1 billion, an increase of 7.8% over the previous appropriations act. The Act increases spending for primary and secondary education, higher education, and rehabilitation and corrections, and provides for a 4.5% personal income tax reduction in 1998.



     Litigation pending in federal district court and in the Ohio Court of Claims contests the Ohio Department of Human Services' ("ODHS") former Medicaid financial eligibility rules for married couples where one spouse is living in a nursing facility and the other spouse resides in the community. ODHS promulgated new eligibility rules effective January 1, 1996. It is appealing an order of the Federal court directing it to provide notice to persons potentially affected by the former rules from 1990 through 1995. It is not possible at this time to state whether this appeal will be successful or, should plaintiffs prevail, the period, beyond the current fiscal year, during which necessary additional Medicaid expenditures would have to be made. Plaintiffs have estimated total additional Medicaid expenditures at $600 million for the retroactive period and, based on current law, it is estimated that the State's share of those additional expenditures is approximately $240 million. The Court of Claims case may come to trial later this year.



     Because the schedule of GRF cash receipts and disbursements do not precisely coincide, temporary GRF cash flow deficiencies may occur in some months of a Fiscal Year. Statutory provisions provide for effective management of these temporary GRF cash deficiencies by permitting the adjustment of payment schedules and the use of a "Total Operating Fund" (the "TOF"). The State has not and does not do external revenue anticipation borrowing.



     The TOF includes the total consolidated cash balances, revenues, disbursements and transfers of the GRF and several other specified funds (including the BSF). The TOF cash balance at May 31, 1997 was $5.2155 billion. Those cash balances are consolidated only for the purpose of meeting cash flow requirements, and, except for the GRF, a positive cash balance must be maintained for each discrete fund included in the TOF. The GRF is permitted to incur a temporary cash deficiency by drawing upon the available consolidated cash balance in the TOF. The amount of that permitted GRF cash deficiency at any time is limited to 10% of GRF revenues for the then preceding Fiscal Year (raised from 7% by December 1992 legislation in order to better avoid the need for even short delays in payments).



     The State has encountered (and planned for) some monthly GRF cash flow deficiencies in all recent Fiscal Years. For example, GRF cash flow deficiencies have ranged from occurring in 10 months of Fiscal Year 1992 (with $743,140,000 being the highest) to four months in Fiscal Year 1995 (the highest being $337,964,000). OBM reports the GRF had cash flow deficiencies in seven months of Fiscal Year 1996 and in four months of Fiscal Year 1997.

     All cash flow deficiencies have been within the TOF limitations discussed above. Often, the GRF balancing steps described above ameliorated deficiencies in later months of a Fiscal Year, significantly assisting in producing the projected positive year-end GRF balances.



     The State's Constitution directs or restricts the use of certain revenues. Highway fees and excise taxes, including gasoline taxes, are limited in use to highway-related purposes including the payment of interest on certain securities issued for purposes related to the State's highways. Not less than 50% of the receipts from State income and estate and inheritance taxes must be returned to the political subdivisions and school districts where such receipts originated. Since 1987 all net State lottery profits are allocated to elementary, secondary, vocational and special education program purposes.



     Under the current financial structure, Ohio's public school districts receive a major portion (state-wide aggregate approximately 44% in recent years) of their operating moneys from State subsidy programs (the primary portion of which is known as the "Foundation Program") distributed in accordance with statutory formulas that take into account both local needs and local taxing capacity. The Foundation Program amounts have steadily increased in recent years, including small aggregate increases even in those Fiscal Years in which appropriations cutbacks were imposed. The State's appropriations for school funding in the current 1996-97 biennium total $10.1 billion and represent a 13.6% increase over the preceding biennium. School districts also rely heavily upon receipts from locally voted taxes. In part because of provisions of some State laws, some school districts have experienced varying degrees of difficulty in meeting mandated and discretionary increased costs.



     Litigation, similar to that in other states, has been pending questioning the constitutionality of Ohio's system of school funding. The Ohio Supreme Court concluded in a decision released March 24, 1997 that major aspects of the system (including the Foundation Program and certain borrowing programs) are unconstitutional. The Court also ordered the State to provide for and fund sufficiently a system complying with the Ohio Constitution, but staying its order for one year to allow time for responsive corrective actions by the General Assembly. In response to a State motion for reconsideration and clarification, the Court on April 25, 1997 indicated that property taxes may still play a role in, but "can no longer be the primary means" of, school funding. The Court also confirmed that contractual repayment provisions of certain debt obligations issued for school funding will remain valid after the stay terminates.



     The General Assembly is in the process of revising the State's school funding programs to comply with the Court's decision; however, the impact of such compliance on the State's budget and tax structure cannot be predicted at this time.



     Federal courts have ruled that the State shared joint liability with the local school districts for segregation in public schools in Cincinnati, Cleveland, Columbus, Dayton and Lorain. Subsequent trial court orders directed that remedial costs be shared equally by the State and the respective local districts. For that purpose $75,752,659 was expended in the 1992-93 biennium, $119,382,294 was expended in the 1994-95 biennium, and $144,759,340 was appropriated for the 1996-97 biennium.



     The State's Constitution expressly provides that the State General Assembly has no power to pass laws impairing the obligations of contracts.



     At the present time, the State does not levy any ad valorem taxes on real or tangible personal property. Local taxing districts and political subdivisions currently levy such taxes. The State's Constitution limits the amount of the aggregate levy of ad valorem property taxes, without a vote of the electors or municipal charter provision, to 1% of true value in money. Statutes also limit the amount of the aggregate levy, without a vote or charter provision.



     Economic activity in the State, as in many other industrially developed states, tends to be more cyclical than in some other states and in the nation as a whole. Although manufacturing (including auto-related manufacturing) remains an important part of the State's economy, the greatest growth in Ohio employment in recent years, consistent with national trends, has been in the nonmanufacturing area. Ohio ranked fourth in the nation in 1991 gross state product derived from manufacturing. That income was 26.3% of total Ohio gross


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state product, compared to 17.1% of that total being from "services". In addition, agriculture and "agribusiness" continue as important elements of the Ohio economy. Ohio continues as a major "headquarters" state. Of the top 500 corporations (industrial and service) as reported in 1997 by Fortune magazine, 29 had headquarters in Ohio, placing Ohio sixth as "headquarters" state for corporations. Payroll employment in Ohio, in the diversifying employment base, showed a steady upward trend until 1979, then decreased until 1982. It reached an all-time high in the summer of 1993 after a slight decrease early in 1992 and then decreased slightly, and reached a new high in 1996. Growth in recent years has been concentrated among nonmanufacturing industries, with manufacturing employment tapering off since its 1969 peak. Nonmanufacturing industries now employ approximately 79.0% of all payroll workers (non-agricultural) in Ohio. Historically, the average monthly unemployment rate in Ohio has been higher than the average figures for the U.S., although in recent years, the average unemployment rate in Ohio has been lower than the national rate. Ohio has been below the national rate through April 1997, as well.



     Ohio's 1990 decennial census population of over 10,840,000 indicated a 0.5% population growth since 1980 and Ohio as ranking seventh among the states in population. In 1980 it ranked sixth. The State's 1995 population was estimated at 11,157,000, still seventh in the U.S.



     Currently, the State's general obligation bonds are rated Aa1, AA+ and AA+ by Moody's, Standard & Poor's and Fitch, respectively.


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                                   APPENDIX J


               ECONOMIC AND FINANCIAL CONDITIONS IN PENNSYLVANIA



     The following information is a brief summary of factors affecting the economy of the Commonwealth of Pennsylvania and does not purport to be a complete description of such factors. Other factors will affect issuers. The summary is based primarily upon one or more of the most recent publicly available offering statements relating to debt offerings of Pennsylvania issuers; however, it has not been updated nor will it be updated during the year. The Fund has not independently verified the information.



     Many factors affect the financial condition of the Commonwealth of Pennsylvania (also referred to herein as the "Commonwealth") and its political subdivisions, such as social, environmental and economic conditions, many of which are not within the control of such entities. Pennsylvania and certain of its counties, cities and school districts and public bodies (most notably the City of Philadelphia, sometimes referred to herein as the "City") have from time to time in the past encountered financial difficulties which have adversely affected their respective credit standings. Such difficulties could affect outstanding obligations of such entities, including obligations held by the Fund.



     The General Fund, the Commonwealth's largest fund, receives all tax revenues, non-tax revenues and Federal grants and entitlements that are not specified by law to be deposited elsewhere. The majority of the Commonwealth's operating and administrative expenses are payable from the General Fund. Debt service on all bonded indebtedness of the Commonwealth, except that issued for highway purposes or for the benefit of other special revenue funds, is payable from the General Fund.



     For the five year period from fiscal 1992 through fiscal 1996, revenues and other sources (determined on a "GAAP" basis) increased by an average annual rate of 4.6%. Intergovernmental revenues increased by an average annual rate of 13.2% due, in part, to an accounting change. Tax revenues during this period increased an average of 2.5% as modest economic growth, low inflation rates and several tax rate reductions and other tax reduction measures constrained growth of tax revenues. The tax reduction measure followed a $2.7 billion tax increase adopted for the 1992 fiscal year.



     Expenditures and other uses during the fiscal 1992 through fiscal 1996 period rose at an average annual rate of 6.0%, led by increases of 14.2% for protection of persons and property. A prison expansion program and other correctional program expenses are responsible for the large percentage increase in this area. Efforts to control costs for various social welfare programs and the presence of favorable economic conditions have led to a modest 5.6% increase for public health and welfare costs for the five year period.



     The fund balance at June 30, 1996 totaled $635.2 million, a $547.7 million increase from the balance of $87.5 million at June 30, 1992.



     The fiscal 1996 unappropriated surplus (prior to transfer to the Tax Stabilization Reserve Fund) was $183.8 million, $65.5 million above estimate. Net expenditures and encumbrances from Commonwealth revenues, including $113 million of supplemental appropriations (but excluding pooled financing expenditures) totaled $16,162.9 million. Expenditures exceeded available revenues and lapses by $253.2 million. The difference was funded from a planned partial drawdown of the $437 million fiscal year adjusted beginning unappropriated surplus.



     Commonwealth revenues (prior to tax refunds) for fiscal 1996 increased by $113.9 million over the prior year to $16,338.5 million (representing a growth rate of 0.7%). Tax rate reductions and other tax law changes substantially reduced the amount and rate of revenue growth for the fiscal year. It is estimated the tax changes enacted for the fiscal year reduced Commonwealth revenues by $283.4 million.



     For GAAP purposes, the fiscal 1996 fund balance was drawn down $53.1 million to $635.2 million. A planned drawdown of the budgetary unappropriated surplus during the fiscal year contributed to expenditures and other uses exceeding revenues and other sources by $28.0 million. As a result, the unreserved fund balance declined by $61.1 million, reducing the balance to $381.8 million at the end of fiscal 1996. Total revenues and other sources increased by 8.7% for the fiscal year, led by a 24.2% increase in intergovernmental revenues (due


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


mainly to an accounting change in the way in which food stamp coupon revenue received from the federal government is counted as income to the Commonwealth). Expenditures and other uses increased by 8.6% for fiscal 1996.



     The fiscal 1997 budget provides for expenditures from Commonwealth revenues of $16,375.8 million, an increase of 0.6% over appropriated amounts from Commonwealth revenues for fiscal 1996. The fiscal 1997 budget is based on anticipated Commonwealth revenues (before refunds) of $16,744.5 million, an increase over actual fiscal 1996 revenues of 2.5%. The revenue estimate includes provision for a $15 million tax credit program enacted with the fiscal 1997 budget for businesses creating new jobs. Staggered corporation tax years will cause fiscal 1997 revenues to continue to be affected by the business tax reductions enacted during the two prior completed fiscal years. Those reductions, together with the new jobs creation tax credit, cause revenue growth comparisons between fiscal 1996 and 1997 to be understated. When those tax changes are taken into account, revenues in the fiscal 1997 budget are anticipated to increase at the rate of 3%. The fiscal 1997 revenue estimate is based on a forecast of the national economy for real gross domestic product to slow to a growth rate of 2% for 1996 and below 1.5% for 1997. This is based on the assumption that the Federal Reserve Board does not cut interest rates and that foreign economic growth is weak. The consequence of this economic scenario is a U.S. economy with very low growth, slow gains in consumer spending, declining inflation rates, but increasing unemployment.



     Increased authorized spending for fiscal 1997 is driven largely by increased costs of the corrections and probation and payroll programs. The fiscal 1997 budget contains an appropriation increase in excess of $110 million for these programs. The fiscal 1997 budget also contains some departmental restructurings.



     Providing funding for certain program increases required reductions and savings in other programs funded from the General Fund. A major reform of the current welfare system was enacted in May, 1996 to encourage recipients toward self-sufficiency through work requirements, to provide temporary support for families showing personal responsibility and to maintain safeguards for those who cannot help themselves.



     The fiscal 1997 budget assumes a drawdown of the $153.3 million fiscal year beginning unappropriated surplus to fund the enacted level of appropriations within the current estimate of revenues. Actual Commonwealth revenues for the fiscal year through January 1997 are $189.2 million above estimated levels and it is anticipated that the budget surplus at year-end may be significantly higher. The higher than estimated revenues are attributed to economic conditions in the nation and the Commonwealth exceeding the projections used to project revenues.



     On May 6, 1997 and May 7, 1997, the Governor signed the fiscal 1998 budget and related legislation. The total budget for fiscal 1998 is $17.157 billion--$613 million or 3.7% more than the fiscal 1997 amount. The fiscal 1998 budget assumes revenues (net of reserves for refunds) of $16.815 billion. It includes spending programs to attract jobs and strengthen communities, increased spending for education (including a $90.4 million increase in basic education funding) as well as programs for health and human services, older Pennsylvanians, transportation and public safety. Also included are various tax reduction measures including expansion of the tax exemption for working families, repeal of the sales tax on computer services, enactment of a research and development tax credit, various provisions to conform state law taxation of small businesses to federal provisions as well as several other provisions. The estimated cost of these tax changes is $170.6 million.



     A disaster emergency was declared by the Governor and a federal major disaster declaration was made by the President of the United States for certain counties in the Commonwealth for a blizzard and subsequent flooding in January, 1996. Substantial damage to public and private facilities occurred and many municipalities' financial resources have been strained by the costs of responding to these weather-related conditions. A special session of the General Assembly was convened by the Governor to consider legislation to respond to those needs. Legislation was enacted that authorized $110 million in general obligation debt to provide for the Commonwealth's share of the required match for federal public assistance and disaster mitigation funds. The legislation also appropriated $13 million from tax amnesty receipts to fund the Commonwealth's match for the federal individual assistance program, and authorized the use of current Motor License Fund revenues for capital projects to repair flood damaged state highways and bridges.


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


     Pennsylvania has historically been identified as a heavy industry state although that reputation has changed over the last thirty years as the coal, steel and railroad industries declined and the Commonwealth's business environment readjusted to reflect a more diversified industrial base. This economic readjustment was a direct result of a long-term shift in jobs, investment and workers away from the northeast part of the nation. Currently, the major sources of growth in Pennsylvania are in the service sector, including trade, medical and the health services, education and financial institutions.



     Nonagricultural employment in Pennsylvania over the last ten years increased at an annual rate of 1.02%. This compares to a 0.36% rate for the Middle Atlantic region and a 1.8% rate for the United States as a whole during the period 1986 through 1995. For the last three years, employment in the Commonwealth has increased 3.4%, as compared to 2.9% growth in the Middle Atlantic region. The unemployment rate in Pennsylvania for January 1997 stood at a seasonably adjusted rate of 4.7%. The seasonably adjusted national unemployment rate for January 1997 was 5.4%.



     The current Constitutional provisions pertaining to Commonwealth debt permit the issuance of the following types of debt: (i) debt to suppress insurrection or rehabilitate areas affected by disaster, (ii) electorate-approved debt, (iii) debt for capital projects subject to an aggregate debt limit of 1.75 times the annual average tax revenues of the preceding five fiscal years and (iv) tax anticipation notes payable in the fiscal year of issuance. All debt except tax anticipation notes must be amortized in substantial and regular amounts.



     Debt service on all bonded indebtedness of Pennsylvania, except that issued for highway purposes or the benefit of other special revenue funds, is payable from Pennsylvania's General Fund, which receives all Commonwealth revenues that are not specified by law to be deposited elsewhere. As of June 30, 1996, the Commonwealth had $5,054.5 million of general obligation debt outstanding.



     Other state-related obligations include "moral obligations." Moral obligation indebtedness may be issued by the Pennsylvania Housing Finance Agency (the "PHFA"), an agency of the Commonwealth which provides financing for housing for lower and moderate income families, and The Hospitals and Higher Education Facilities Authority of Philadelphia, a municipal authority organized by the City of Philadelphia to, among other things, acquire and prepare various sites for use as intermediate care facilities for the mentally retarded. PHFA's bonds, but not its notes, are partially secured by a capital reserve fund required to be maintained by PHFA in an amount equal to the maximum annual debt service on its outstanding bonds in any succeeding calendar year. PHFA is not permitted to borrow additional funds as long as any deficiency exists in the capital reserve fund.



     The Commonwealth, through several of its departments and agencies, has entered into various agreements to lease, as lessee, certain real property and equipment, and to make lease payments for the use of such property and equipment. Some of those leases and their respective lease payments are, with the Commonwealth approval, pledged as security for debt obligations issued by certain public authorities or other entities within the state. All lease payments due from Commonwealth departments and agencies are subject to and dependent upon an annual spending authorization approved through the Commonwealth's annual budget process. The Commonwealth is not required by law to appropriate or otherwise provide monies from which the lease payments are to be made. The obligations to be paid from such lease payments are not bonded debt of the Commonwealth.



     Certain Commonwealth-created agencies have statutory authorization to incur debt for which Commonwealth appropriations to pay debt service thereon is not required. The debt of these agencies is funded by assets of, or revenues derived from, the various projects financed and is not an obligation of the Commonwealth. Some of these agencies, however, are indirectly dependent on Commonwealth operating appropriations. In addition, the Commonwealth maintains pension plans covering all state employees, public school employees and employees of certain state-related organizations. For their fiscal years ended in 1996 the State Employees' Retirement System had no accrued unfunded liability (or surplus) and the Public School Employees' Retirement System had a total unfunded actuarial accrued liability of $1,459 million.


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     The City of Philadelphia is the largest city in the Commonwealth with an estimated population of 1,585,577 according to the 1990 Census. Legislation providing for the establishment of the Pennsylvania Intergovernmental Cooperation Authority (the "PICA") to assist Philadelphia in remedying fiscal emergencies was enacted by the Pennsylvania General Assembly and approved by the Governor in June, 1991. PICA is designed to provide assistance through the issuance of funding debt and to make factual findings and recommendations to Philadelphia concerning its budgetary and fiscal affairs. At this time, Philadelphia is operating under a five year fiscal plan approved by PICA on April 30, 1996.



     PICA has issued $1.76 billion of its Special Tax Revenue Bonds. This financial assistance has included the refunding of certain city general obligation bonds, funding of capital projects and the liquidation of the Cumulative General Fund balance deficit as of June 30, 1992 of $224.9 million. The audited General Fund balance of Philadelphia as of June 30, 1996 shows a surplus of approximately $118.5 million, up from approximately $80.5 million as of June 30, 1995.



     No further bonds are to be issued by PICA for the purpose of financing a capital project or deficit as the authority for such bond sales expired December 31, 1994. PICA's authority to issue debt for the purpose of financing a cash flow deficit expired on December 31, 1996. Its ability to refund existing outstanding debt is unrestricted. PICA had $1,146.2 million in special revenue bonds outstanding as of December 31, 1996.



     There is various litigation pending against the Commonwealth, its officers and employees. In 1978, the Pennsylvania General Assembly approved a limited waiver of sovereign immunity. Damages for any loss are limited to $250,000 for each person and $1 million for each accident. The Supreme Court held that this limitation is constitutional. Approximately 3,500 suits against the Commonwealth are pending.



     The following are among the cases with respect to which the Office of Attorney General and the Office of General Counsel have determined that, an adverse decision may have a material effect on government operations of the
Commonwealth:



Baby Neal v. Commonwealth, et al.



     In 1990, the American Civil Liberties Union and other various named plaintiffs filed an action against the Commonwealth in Federal court seeking an order that would require the Commonwealth to provide additional funding for child welfare services. No figures for the amount of funding sought are available. However, a similar lawsuit filed in the Commonwealth Court of Pennsylvania was resolved through a court approved settlement which provides, among other things, for Commonwealth funding for such services in fiscal year 1991 and a commitment to pay Pennsylvania counties $30 million over five years. In December 1994, the Third Circuit Court of Appeals reversed the District Court's denial of the plaintiff's motion for class certification with respect to the interests of 16 minor plaintiffs. As a result, the District Court has recently certified the class and the parties have resumed discovery.



County of Allegheny v. Commonwealth of Pennsylvania



     On December 7, 1987, the Supreme Court of Pennsylvania held that the statutory scheme for county funding of the judicial system is in conflict with the Pennsylvania Constitution. However, judgment was stayed in order to afford the General Assembly an opportunity to enact appropriate funding legislation consistent with its opinion. Since that time, the Supreme Court has denied various actions and motions by several Pennsylvania municipalities to compel the Commonwealth to comply with the Supreme Court's 1987 decision or to restore funding for local courts and district justices to levels existing in 1987. On December 7, 1992, the State Association of County Commissioners filed a new action in mandamus seeking to compel the Commonwealth to comply with the Supreme Court's decision in County of Allegheny. The Commonwealth has filed a response in opposition to the new action. The Court issued the writ on July 26, 1996, and appointed a special master to devise and submit a plan for implementation. It recently granted an extension of time within which the special master must file his report and announced the establishment of a committee comprised of members of the Executive Department, the Legislative Department and the special master, to develop an implementation plan. Following the issuance of the writ, the President Pro Tempore of the Senate


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


and the Speaker of the House filed a petition seeking reconsideration from the Court. The General Assembly has yet to consider legislation implementing the Pennsylvania Supreme Court's judgment.



Fidelity Bank v. Commonwealth of Pennsylvania



     On November 30, 1989, Fidelity Bank, N.A. ("Fidelity") filed an action challenging the constitutional validity of a 1989 amendment increasing the bank shares tax and related legislation. The Commonwealth Court ruled in favor of the Commonwealth finding no constitutional deficiencies in the tax increase, but invalidating one element of the legislation which provided a credit to new banks (the "new bank tax credit"). Fidelity, the Commonwealth and certain intervener banks appealed to the Pennsylvania Supreme Court. However, pursuant to a Settlement Agreement dated as of April 21, 1995, the Commonwealth agreed to enter a credit in favor of Fidelity in the amount of $4,100,000 in settlement of the constitutional and non-constitutional issues. The credit represents approximately 5% of the potential claim of Fidelity, had the constitutional issues been resolved in its favor.



     Pursuant to a separate Settlement Agreement dated as of April 21, 1995, the Commonwealth also settled with the intervening banks with respect to issues concerning the new bank tax credit.



     Notwithstanding the foregoing settlements, other banks have filed petitions challenging the validity of the 1989 tax increase. The issues in these cases include those which were adjudicated by Fidelity, although not brought to resolution by the Pennsylvania Supreme Court.



Pennsylvania Association of Rural and Small Schools v. Casey



     In January 1991, an association of rural and small schools and several other parties filed a lawsuit against then Governor Robert P. Casey and former Secretary of Education, Donald M. Carroll challenging the constitutionality of the Commonwealth system for funding local school districts. The litigation consists of two parallel cases, one in the Commonwealth Court of Pennsylvania and one in the U.S. District Court for the Middle District of Pennsylvania. The federal court case has been indefinitely stayed pending resolution of the state court case. The Commonwealth Court trial was held in January 1997. The record remained open to permit respondents to cross-examine a surprise witness presented by petitioner, and to permit respondents to present their own experts.



Austin v. Department of Corrections, et al.



     In November 1990, the American Civil Liberties Union filed a class action lawsuit in the U.S. District Court for the Eastern District of Pennsylvania on behalf of inmate populations in various Pennsylvania correctional institutions, challenging the conditions of confinement and seeking injunctive relief. On January 17, 1995, the Court approved a Settlement Agreement between the parties, pursuant to which the Commonwealth paid $1.3 million in attorney's fees to the plaintiffs' attorneys, with an additional $100,000 to be paid upon dismissal of a preliminary injunction relating to certain health issues. The parties are presently complying with monitoring provisions outlined in the Settlement Agreement. The monitoring phase will expire on January 8, 1998. The attorney's fees for the 3-year monitoring period will not exceed $60,000 in any one year.



Envirotest Systems Partners



     On December 15, 1995, Envirotest Systems Corporation, Envirotest Partners ("Envirotest") and the Commonwealth of Pennsylvania entered into a Settlement Agreement pursuant to which the parties settled all claims which Envirotest might have against the Commonwealth arising from the suspension of an emissions testing program. Under the Settlement Agreement, Envirotest is to receive $145 million, with interest at 6% per annum, in payments of $25 million in 1995, and $40 million each in 1996, 1997 and 1998. An additional $15 million may be required to be paid in 1998 depending on the results of property liquidations by Envirotest. Pursuant to a Consent to Assignment entered into in November 1996, Envirotest has assigned its right, title and interest in the base settlement.


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Pennsylvania Human Relations Commission v. School District of Philadelphia, et
al. v. Commonwealth of Pennsylvania, et al.



     On November 3, 1995, the Commonwealth of Pennsylvania and the Governor of Pennsylvania, along with the City of Philadelphia and the Mayor of Philadelphia, were joined as additional respondents in an enforcement action commenced in Commonwealth Court in 1973 by the Pennsylvania Human Relations Commission against the School District of Philadelphia pursuant to the Pennsylvania Human Relations Act. The enforcement action was pursued to remedy unintentional conditions of segregation in the public schools of Philadelphia. The Commonwealth and the City were joined in the "remedial phase" of the proceeding "to determine their liability, if any, to pay additional costs necessary to remedy the unlawful conditions found to exist in the Philadelphia public schools."



     On February 28, 1996, the School District of Philadelphia filed a third-party complaint against the Commonwealth of Pennsylvania asking Commonwealth Court to require the Commonwealth to "supply such funding as is necessary for full compliance with the November 28, 1994 and other remedial orders of the Commonwealth Court." In addition, a group of interveners on March 4, 1996 filed a third-party complaint against the Commonwealth of Pennsylvania and the City of Philadelphia requesting Commonwealth Court to declare that "it is the obligation of the Commonwealth and the City to supply the additional funds identified as necessary for the District to fully comply with the orders of the Commonwealth Court," and to require the Commonwealth and the City to supply such additional funding as is necessary for the District to comply with the orders.



     On April 30, 1996, Commonwealth Court Judge Doris A. Smith overruled the Commonwealth's and City's preliminary objections seeking dismissal of the claims against them. The Commonwealth and the City thereafter filed answers to the complaints, asserting numerous defenses. The Commonwealth also asserted a cross-claim against the City of Philadelphia claiming that if any party is liable, sole liability rests with the City; in the alternative, the Commonwealth argued that if it is held to be liable, it has a right of indemnity of contribution against the City.



     Trial commenced on May 30, 1996. During the course of the trial, upon motion of the Commonwealth, the Pennsylvania Supreme Court on July 3, 1996 assumed extraordinary plenary jurisdiction and directed Judge Smith to conclude the proceedings within 60 days and to file with the Supreme Court findings of fact, conclusions of law and a final opinion.



     On August 20, 1996, Judge Smith issued an Opinion and Order pursuant to which judgment was entered in favor of the School District of Philadelphia and the interveners and against the Commonwealth of Pennsylvania and the Governor of Pennsylvania. Judgment was also entered in favor of the City of Philadelphia and the Mayor of Philadelphia with respect to the intervener's claim and on the cross-claim filed by the Commonwealth and Governor. The Judge ordered the Commonwealth and Governor to submit a plan to the Court within 30 days detailing the means by which the Commonwealth will effectuate the transfer of additional funds payable to the School District of Philadelphia to enable it to comply with the remedial order during fiscal year 1996-1997 and any future years during which the School District establishes its fiscal incapacity to fund the remedial programs. Judge Smith specifically found that "[b]ecause of the lack of adequate funds to comply with the remedial order, the School District is entitled to additional resources for 1996-1997 of $45.1 million."



     On August 30, 1996, the Commonwealth filed exceptions to the Findings of Fact, Conclusions of Law and Opinion and Order of Judge Smith along with a Motion to Vacate the purported Order and a Notice of Appeal and Jurisdictional Statement.



     On September 10, 1996, the Pennsylvania Supreme Court issued an order granting the Commonwealth's Motion to Vacate and directed its Prothonotary to establish a briefing schedule and date for oral argument. It also issued a further order limiting the issues to be addressed and stated that the Commonwealth Court is divested of jurisdiction of the matter and all further proceedings in the Commonwealth Court are stayed pending further order of the Supreme Court. The Supreme Court retained jurisdiction in the matter. On


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


January 28, 1997, the Supreme Court issued an Order directing the parties to brief certain specific issues relative to the lower court proceedings.



Ridge v. State Employees' Retirement Board



     On December 29, 1993, Joseph H. Ridge, a former judge of the Allegheny Court of Common Pleas, filed in the Commonwealth Court a Petition for Review in the Nature of Complaint in Mandamus and for a Declaratory Judgment against the State Employees' Retirement Board alleging that the use of gender distinct actuarial factors for benefits based upon his pre-August 1, 1983 service violates the equal protection and equal rights clauses of the Pennsylvania Constitution. The lawsuit requests that the petitioner's benefits be "topped up" to equal those that a similarly situated female would be receiving. A decision adverse to the Retirement Board could be applicable to other members of the State Employees' Retirement System and Public School Employees' Retirement System. The Commonwealth Court granted the Retirement Board's preliminary objection to Judge Ridge's claims for punitive damages, attorney's fees and compensatory damages (other than a recalculation of his pension benefits should he prevail). On November 20, 1996, the Commonwealth Court heard oral arguments en banc on Judge Ridge's motion for judgment of the pleadings. On February 17, 1997, the Commonwealth Court denied Judge Ridge's motion for judgment on the pleadings.



Yesenia Marrerro, et al. v. Commonwealth, et al.



     On February 24, 1997, five residents of the City of Philadelphia, on their own behalf, and on behalf of their school-aged children, joined by the City of Philadelphia, the School District of Philadelphia, and two non-profit organizations, filed in the Commonwealth Court a civil action for declaratory judgment against the Commonwealth of Pennsylvania, the General Assembly of Pennsylvania, the presiding officers of the General Assembly, the Governor of Pennsylvania, the State Board of Education, the Department of Education, and the Secretary of Education, claiming that the statutory education financing system is unconstitutional as applied to the School District of Philadelphia and that the system of funding public education violates the constitutional mandate to provide a thorough and efficient system of education in the City of Philadelphia. The lawsuit also alleges that a scheme for financing public education precludes the Commonwealth from providing the constitutionally required "thorough and efficient system of public education" in the circumstances faced by the School District of Philadelphia, and that the defendants have failed to provide the School District of Philadelphia with resources and other assistance necessary to provide all of its students with the quality of education to which they are constitutionally entitled. Among other things, the petitioners seek a declaration that the legislature must amend the present or enact new education legislation so as to assure that education funding for the School District of Philadelphia accounts and makes adequate provision for the greater and special educational challenges and needs of students in the School District in order to address their disadvantage.



     Currently, Pennsylvania general obligation bonds are rated AA- by Standard & Poor's and Fitch, and A1 by Moody's. There can be no assurance that the economic conditions on which these ratings are based will continue or that particular bond issues will not be adversely affected by changes in economic or political conditions.

                                   APPENDIX K

                  INFORMATION CONCERNING MUNICIPAL SECURITIES

                     A. DESCRIPTION OF MUNICIPAL SECURITIES

     Municipal Securities include debt obligations issued to obtain funds for various public purposes, including construction of a wide range of public facilities, refunding of outstanding obligations and obtaining of funds for general operating expenses and loans to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to finance various facilities operated for private profit. Such obligations are included within the term Municipal Securities if the interest paid thereon is exempt from Federal income tax.

     The two principal classifications of Municipal Securities are "general obligation" bonds and "revenue" or "special obligation" bonds. General obligation bonds are secured by the issuer's pledge of its faith, credit, and taxing power for the repayment of principal and the payment of interest. Revenue or special obligation bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as from the user of the facility being financed. Industrial development bonds are in most cases revenue bonds and do not generally constitute the pledge of the credit or taxing power of the issuer of such bonds. The repayment of the principal of and the payment of interest on such industrial revenue bonds depends solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. The Fund's portfolio may include "moral obligation" bonds which are normally issued by special purpose public authorities. If an issuer of moral obligation bonds is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of a state or municipality.

     Yields on Municipal Securities are dependent on a variety of factors, including the general condition of the money market and of the municipal bond market, the size of a particular offering, the maturity of the obligation, and the rating of the issue. The ability of the Fund to achieve its investment objective is also dependent on the continuing ability of the issuers of the Municipal Securities in which the Fund invests to meet their obligations for the payment of interest and the repayment of principal when due. There are variations in the risks involved in holding Municipal Securities, both within a particular classification and between classifications, depending on numerous factors. Furthermore, the rights of holders of Municipal Securities and the obligations of the issuers of such Municipal Securities may be subject to applicable bankruptcy, insolvency and similar laws and court decisions affecting the rights of creditors generally, and such laws, if any, which may be enacted by Congress or state legislatures affecting specifically the rights of holders of Municipal Securities.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the Federal income tax exemption for interest on Municipal Securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the ability of the Fund to pay "exempt-interest dividends" would be affected adversely and the Fund would re-evaluate its investment objective and policies and consider changes in its structure. See "Taxes".

                       B. RATINGS OF MUNICIPAL SECURITIES

MUNICIPAL NOTES AND SHORT-TERM TAX-EXEMPT COMMERCIAL PAPER


     Commercial paper with the greatest capacity for timely payment is rated A by Standard & Poor's. Issues within this category are further redefined with designations 1, 2 and 3 to indicate the relative degree of safety; A-1, the highest of the three, indicates the degree of safety regarding timely payment is strong; issues that possess extremely strong safety characteristics will be denoted with a plus (+) sign; A-2 indicates that capacity for timely repayment is satisfactory; and A-3 indicates that the capacity for timely repayment is adequate, but adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation. A Standard & Poor's rating with respect to certain municipal note issues with a maturity of less than three years reflects the liquidity concerns and market access risks unique to notes. SP-1, the highest note rating, indicates a very strong, or strong, capacity to repay principal and pay interest. Issues that possess overwhelming safety characteristics will be given an SP-1 designation. SP-2, the second highest note rating, indicates a satisfactory capacity to repay principal and pay interest.



     Moody's employs the designations of Prime-1, Prime-2 and Prime-3 with respect to commercial paper to indicate the relative capacity of the rated issuers (or related supporting institutions) to repay punctually. Prime-1 issues have a superior capacity for repayment. Prime-2 issues have a strong capacity for repayment, but to a lesser degree than Prime-1. Prime-3 issuers have an acceptable capacity for repayment. The two highest ratings of Moody's for short-term notes and VRDOs are MIG1/VMIG1 and MIG2/VMIG2; MIG1/VMIG1 denotes "best quality", enjoying "strong protection by established cash flows" and MIG2/VMIG2 denotes "high quality" with margins of protection that are ample although not so large as MIG1/VMIG1.


     Fitch employs the rating F-1+ to indicate short-term debt issues regarded as having the strongest degree of assurance for timely payment. The rating F-1 reflects an assurance of timely payment only slightly less in degree than issues rated F-1+. The rating F-2 indicates a satisfactory degree of assurance for timely payment, although the margin of safety is not as great as indicated by the F-1+ and F-1 categories.

MUNICIPAL BONDS


     Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. Standard & Poor's applies a "+" designation to indicate that Standard & Poor's believes the issue possesses the strongest investment attributes in its rating category. A Standard & Poor's municipal debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers or lessees.



     Bonds rated Aaa by Moody's are judged to be of the best quality. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. Bonds rated Aa are judged to be of high quality by all standards. They are rated lower than the best bonds because the margins of protection may not be as large or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities. Moody's applies the numerical modifier 1 to the classifications Aa through B to indicate that Moody's believes the issue possesses the strongest investment attributes in its rating category. Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.



     Bonds rated AAA by Fitch are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events. Bonds rated AA are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Fitch applies a "+" designation to indicate that Fitch believes the issue possesses the strongest investment attributes in its rating category. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current and prospective financial condition and operative performance of the issuer and of any guarantor, as well as the economic and political environment that might affect the issuer's future financial strength and credit quality. Bonds that have the same rating are of similar but not necessarily identical credit quality since the rating categories do not fully reflect small differences in the degrees of credit risk.

--------------------------------------------------------------------------------
CMA ARIZONA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA ARIZONA MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the four-year period then ended and for the period February 8, 1993 (commencement of operations) to March 31, 1993. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Arizona Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                      (IN THOUSANDS)
--------------------------------------------------------------------------------

                FACE                                                                                          VALUE
STATE          AMOUNT                                   ISSUE                                               (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------
Arizona --   $ 5,400    Arizona Educational Loan Marketing Corp., Educational Loan Revenue Bonds,
91.1%                   VRDN, AMT, Series A, 3.55% due 3/01/2015 (a)(c) .................................    $ 5,400
               2,400    Arizona Health Facilities Authority, Hospital Systems Revenue Bonds (Northern
                        Arizona Healthcare), VRDN, AMT, Series B, 3.45% due 10/01/2026 (a)(c) ...........      2,400
                 290    Arizona Health Facilities Authority Revenue Bonds (Arizona Voluntary Hospital
                        Federation), VRDN, Series B, 3.45% due 10/01/2015 (a)(d) ........................        290
               2,285    Arizona State Transportation Board, Excise Tax Revenue Refunding Bonds
                        (Maricopa County Regional Area), Series A, 4% due 7/01/1997 (b) .................      2,287
               1,100    Arizona State Transportation Board, Highway Revenue Bonds, 7.80% due
                        7/01/1997 .......................................................................      1,110
               3,900    Cochise County, Arizona, Pollution Control Corp., Solid Waste Disposal Revenue
                        Bonds (Arizona Electric Power Cooperative, Inc. Project), AMT, 3.50% due
                        9/02/1997 .......................................................................      3,900
                        Coconino County, Arizona, Pollution Control Corp., Arizona Public Service
                        Revenue Bonds, VRDN, AMT, Series A (a):
               6,710      3.80% due 10/01/2031 ..........................................................      6,710
              11,000      (Navajo Project), 3.80% due 10/01/2029 ........................................     11,000
               1,400    Coconino County, Arizona, Unified School District No. 001 (Flagstaff), TAN,
                        Series A, 4.40% due 7/31/1997 ...................................................      1,402
                        Maricopa County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN, AMT (a):
               6,200      (Privado Park Apartments Project), Series A, 3.55% due 12/15/2033 .............      6,200
               5,200      (Vista Ventana Apartments Project), Series D, 3.55% due 12/15/2033 ............      5,200
                        Maricopa County, Arizona, Pollution Control Corp., PCR, CP (Southern California
                        Edison - Palo Verde Project):
               3,300      Series C, 3.50% due 4/01/1997 .................................................      3,300
               1,500      Series G, 3.25% due 4/03/1997 .................................................      1,500
                        Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding (Arizona
                        Public Service Co.), VRDN (a):
               1,000      Series B, 3.65% due 5/01/2029 .................................................      1,000
                 200      Series C, 3.85% due 5/01/2029 .................................................        200
              12,000    Maricopa County, Arizona, Pollution Control Corp., PCR, Refunding (El Paso
                        Electric), VRDN, Series A, 3.60% due 8/01/2015 (a) ..............................     12,000
                        Maricopa County, Arizona, School District:
               1,000      No. 005 (Issac Elementary), TAN, Series A, 4.25% due 7/31/1997 ................      1,001
               4,300      No. 006 (Washington Elementary), UT, Series A, 7% due 7/01/1997 (b) ...........      4,332
                        Maricopa County, Arizona, Unified School District, TAN:
               2,000      No. 11 (Peoria), UT, Series C, 4.35% due 7/30/1997 ............................      2,005
               4,300      No. 41 (Gilbert), Series A, 4.45% due 7/31/1997 ...............................      4,306
               5,500      No. 97 (Deer Valley), Series A, 4.45% due 7/31/1997 ...........................      5,507

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Arizona Municipal Money Fund

AMT   Alternative Minimum Tax (subject to)
COP   Certificates of Participation
CP    Commercial Paper
IDA   Industrial Development Authority
IDR   Industrial Development Revenue Bonds
M/F   Multi-Family
PCR   Pollution Control Revenue Bonds
TAN   Tax Anticipation Notes
UT    Unlimited Tax
VRDN  Variable Rate Demand Notes

CMA ARIZONA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997(CONCLUDED)           (IN THOUSANDS)
--------------------------------------------------------------------------------

                   FACE                                                                                          VALUE
STATE             AMOUNT                                ISSUE                                                  (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
Arizona       $    2,000   Mesa, Arizona, Municipal Development Corp., Special Tax, CP, 3.50%
(concluded)                due 6/10/1997 ................................................................       $  2,000
                           Mohave County, Arizona, IDA, IDR (Citizens Utilities), CP, AMT:
                   5,400     3.50% due 4/17/1997 ........................................................          5,400
                   1,000     3.60% due 5/09/1997 ........................................................          1,000
                   4,500     3.40% due 5/15/1997 ........................................................          4,500
                   5,000   Phoenix, Arizona, IDA, IDR (Laich Industries Corp. Project), VRDN, AMT,
                           3.65% due 9/01/2016 (a) ......................................................          5,000
                   6,000   Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Mariners Pointe
                           Apartments Project), VRDN, AMT, Series A, 3.65% due 10/01/2023 (a) ...........          6,000
                           Phoenix, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                   4,000     Refunding (Paradise Lakes Apartments Project), 3.60% due 7/01/2025 .........          4,000
                   6,070     (Sunset Ranch), 3.50% due 12/01/2027 .......................................          6,070
                   1,400   Phoenix, Arizona, UT, VRDN, Series 95-2, 3.70% due 6/01/2020 (a) .............          1,400
                   1,650   Pima County, Arizona, IDA, Industrial Revenue Refunding Bonds (Tucson
                           Retirement Center), VRDN, 3.30% due 1/01/2009 (a) ............................          1,650
                           Pima County, Arizona, IDA, M/F Housing Revenue Bonds, VRDN (a):
                   1,000     (Quail Ridge Apartments), AMT, Series B, 3.55% due 12/15/2033 ..............          1,000
                   5,000     Refunding (La Cholla Apartments Project), 3.45% due 12/01/2025 .............          5,000
                   6,500   Pima County, Arizona, IDA, Revenue Refunding Bonds (Guaranteed Mortgage
                           Obligation), VRDN, AMT, Series A, 3.75% due 6/30/2021 (a) ....................          6,500
                   7,300   Pinal County, Arizona, IDA, Hospital Revenue Bonds (Casa Grande Regional
                           Medical Center), VRDN, 3.60% due 12/01/2022 (a) ..............................          7,300
                   1,800   Pinal County, Arizona, IDA, PCR (Magma Copper/Newmont Mining Corporation),
                           VRDN, 3.65% due 12/01/2009 (a) ...............................................          1,800
                   1,400   Salt River Project, Arizona, Agricultural Improvement and Power Distribution,
                           Electric System Revenue Bonds (Promissory Notes), CP, 3.10% due 4/01/1997 ....          1,400
                           Special Fund of Industrial Community, Arizona, Tax-Exempt COP, Refunding,
                           CP (d):
                   1,200     3.25% due 4/03/1997 ........................................................          1,200
                   2,700     3.50% due 6/12/1997 ........................................................          2,700
                   1,000   Tempe, Arizona, IDA, M/F Revenue Bonds (Elliots Crossing), VRDN, 3.45%
                           due 10/01/2008 (a) ...........................................................          1,000
                   1,000   Tempe, Arizona, Unified High School District No. 213, Refunding, 4.20%
                           due 7/01/1997 (d) ............................................................          1,001
                   3,100   Yavapai County, Arizona, IDA, IDR (Citizen Utilities), CP, AMT, 3.50% due
                           4/17/1997 ....................................................................          3,100
                     500   Yuma, Arizona, IDA, IDR (Ardco Inc. Project), VRDN, 3.65% due 7/01/2003 (a)...            500
                   3,840   Yuma, Arizona, IDA, M/F Housing Revenue Bonds (El Encanto Apartments),
                           VRDN, Series A, 3.35% due 11/01/2008 (a) .....................................          3,840
------------------------------------------------------------------------------------------------------------------------
Puerto Rico --    12,500   Puerto Rico Commonwealth, Government Development Bank, CP, 3.15% due
8.4%                       4/08/1997 ....................................................................         12,500
                   1,750   Puerto Rico Industrial, Medical and Environmental Pollution Control Facility
                           Revenue Bonds (Key Pharmaceuticals), Series A, 3.75% due 12/01/1997 ..........          1,752
------------------------------------------------------------------------------------------------------------------------
                           Total Investments (Cost -- $168,663*) -- 99.5% ...............................        168,663

                           Other Assets Less Liabilities -- 0.5% ........................................            888
                                                                                                                --------
                           Net Assets -- 100.0% .........................................................       $169,551
                                                                                                                ========
------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at March 31, 1997.

(b)   AMBAC Insured.

(c)   MBIA Insured.

(d)   FGIC Insured.

 *    Cost for Federal income tax purposes.




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost -- $168,662,570) (Note 1a) ...                          $168,662,570
Cash ................................................................                                15,673
Interest receivable .................................................                             1,033,177
Deferred organization expenses (Note 1d) ............................                                 6,503
Prepaid registration fees and other assets (Note 1d) ................                                10,430
                                                                                               ------------
Total assets ........................................................                           169,728,353
                                                                                               ------------

Liabilities:
Payables:
  Investment adviser (Note 2) .......................................          $73,342
  Distributor (Note 2) ..............................................           47,640              120,982
                                                                               -------
Accrued expenses and other liabilities ..............................                                56,434
                                                                                               ------------
Total liabilities ...................................................                               177,416
                                                                                               ------------
Net Assets ..........................................................                          $169,550,937
                                                                                               ============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of
  shares authorized .................................................                          $ 16,958,726
Paid-in capital in excess of par ....................................                           152,628,464
Accumulated realized capital losses -- net (Note 4) .................                               (36,253)
                                                                                               ------------
Net Assets -- Equivalent to $1.00 per share based on 169,587,255
  shares of beneficial interest outstanding .........................                          $169,550,937
                                                                                               ============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium earned ...............                                $5,366,356

Expenses:
Investment advisory fees (Note 2) .........................              $752,072
Distribution fees (Note 2) ................................               185,231
Accounting services (Note 2) ..............................                50,699
Registration fees (Note 1d) ...............................                48,804
Professional fees .........................................                46,117
Transfer agent fees (Note 2) ..............................                22,921
Custodian fees ............................................                15,895
Printing and shareholder reports ..........................                14,493
Amortization of organization expenses (Note 1d) ...........                 7,583
Pricing fees ..............................................                 3,044
Trustees' fees and expenses ...............................                 1,352
Other .....................................................                 2,524
                                                                          -------
Total expenses ............................................                                 1,150,735
                                                                                           ----------
Investment income -- net ..................................                                 4,215,621
Realized Loss on Investments -- Net (Note 1c) .............                                   (29,558)
                                                                                           ----------
Net Increase in Net Assets Resulting from Operations .....                                 $4,186,063
                                                                                           ==========



See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                            For the Year Ended
                                                                                                 March 31,
                                                                                    ----------------------------------
Increase (Decrease) in Net Assets:                                                       1997                  1996
----------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net ....................................................       $   4,215,621        $   4,017,445
Realized loss on investments -- net .........................................             (29,558)              (6,694)
                                                                                    -------------        -------------
Net increase in net assets resulting from operations ........................           4,186,063            4,010,751
                                                                                    -------------        -------------
Dividends & Distributions to Shareholders (Note 1e):
Investment income -- net ....................................................          (4,215,621)          (4,017,445)
Realized gain on investments -- net .........................................                  --               (2,500)
                                                                                    -------------        -------------
Net decrease in net assets resulting from dividends and distributions
to shareholders .............................................................          (4,215,621)          (4,019,945)
                                                                                    -------------        -------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ............................................         811,252,304          527,733,700
Net asset value of shares issued to shareholders in reinvestment of dividends
and distributions (Note 1e) .................................................           4,215,615            4,019,977
                                                                                    -------------        -------------
                                                                                      815,467,919          531,753,677
Cost of shares redeemed .....................................................        (783,407,673)        (497,941,093)
                                                                                    -------------        -------------
Net increase in net assets derived from beneficial interest transactions ....          32,060,246           33,812,584
                                                                                    -------------        -------------
Net Assets:
Total increase in net assets ................................................          32,030,688           33,803,390
Beginning of year ...........................................................         137,520,249          103,716,859
                                                                                    -------------        -------------
End of year .................................................................       $ 169,550,937        $ 137,520,249
                                                                                    =============        =============

See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

                                                                                                                          For the
The following per share data and ratios have been derived                                                                  Period
from information provided in the financial statements.                                                                     Feb. 8,
                                                                            For the Year Ended March 31,                  1993+ to
                                                            -------------------------------------------------------       March 31,
Increase (Decrease) in Net Asset Value:                        1997            1996            1995           1994          1993
----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period .......                $   1.00        $   1.00        $   1.00        $  1.00        $  1.00
                                                            --------        --------        --------        -------        -------
Investment income -- net ...................                     .03             .03             .03            .02           .002
                                                            --------        --------        --------        -------        -------
Total from investment operations ...........                     .03             .03             .03            .02           .002
                                                            --------        --------        --------        -------        -------
Less dividends from investment income --
  net.......................................                    (.03)           (.03)           (.03)          (.02)         (.002)
                                                            --------        --------        --------        -------        -------
Net asset value, end of period .............                $   1.00        $   1.00        $   1.00        $  1.00        $  1.00
                                                            ========        ========        ========        =======        =======
Total Investment Return ....................                   2.84%           3.36%           2.83%          1.90%          1.78%*
                                                            ========        ========        ========        =======        =======
Ratios to Average Net Assets:
Expenses, net of reimbursement .............                    .76%            .58%            .54%           .59%           .46%*
                                                            ========        ========        ========        =======        =======
Expenses ...................................                    .76%            .77%            .85%           .98%          1.15%*
                                                            ========        ========        ========        =======        =======
Investment income -- net ...................                   2.80%           3.27%           2.84%          1.89%          1.86%*
                                                            ========        ========        ========        =======        =======
Supplemental Data:
Net assets, end of period (in thousands) ...                $169,551        $137,520        $103,717        $73,414        $41,437
                                                            ========        ========        ========        =======        =======

* Annualized.
+ Commencement of Operations.




See Notes to Financial Statements.

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
CMA Arizona Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940,

CMA ARIZONA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS(CONCLUDED)
--------------------------------------------------------------------------------

Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $36,000, of which $6,000 expires in 2004 and $30,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA CALIFORNIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA CALIFORNIA MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.


In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA California Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                                        (IN THOUSANDS)
----------------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                                  VALUE
STATE                AMOUNT                               ISSUE                                                           (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------------------
California --       $13,000        Abag Finance Authority for Nonprofit Corporations, California
89.6%                              (University of California Project), VRDN, 3.30% due 12/01/2001 (a) ............         $13,000
                                   California Health Facilities Financing Authority Revenue Bonds, VRDN (a):
                      2,500          (Pooled Loan Program), Series A, 3.30% due 6/01/2007 ........................           2,500
                      7,100          (Scripps Memorial Hospital), Series A, 3.30% due 12/01/2005 (b) .............           7,100
                      8,530          (Scripps Memorial Hospital), Series B, 3.30% due 12/01/2015 (b) .............           8,530
                                   California Pollution Control Financing Authority, PCR, Refunding
                                   (Pacific Gas and Electric):
                     19,000          CP, Series A, 3.40% due 5/06/1997 ...........................................          19,000
                      4,500          CP, Series D, 3.40% due 5/07/1997 ...........................................           4,500
                     30,000          VRDN, AMT, Series B, 3.35% due 12/01/2016 (a) ...............................          30,000
                                   California Pollution Control Financing Authority, PCR (Southern California
                                   Edison):
                     14,700          CP, Series D, 3.20% due 5/07/1997 ...........................................          14,700
                      1,000          CP, Series D, 3.40% due 5/07/1997 ...........................................           1,000
                     11,100          Series D, 3.45% due 2/28/2008 ...............................................          11,100
                                   California Pollution Control Financing Authority, Resource Recovery
                                   Revenue Bonds, VRDN, AMT (a):
                     21,200          (Atlantic Richfield Company Project), Series A, 3.60% due 12/01/2024 ........          21,200
                     17,900          (Delano Project), 3.70% due 8/01/2019 .......................................          17,900
                     22,800          (Delano Project), Series 1991, 3.70% due 8/01/2019 ..........................          22,800
                     10,300          (Honey Lake Power Project), 3.70% due 9/01/2018 .............................          10,300
                     15,400          Refunding (Ultra Power Malaga Project), Series A, 3.70% due 4/01/2017 .......          15,400
                      5,300          Refunding (Ultra Power Malaga Project), Series B, 3.70% due 4/01/2017 .......           5,300
                     10,400          Refunding (Ultra Power Rocklin Project), Series A, 3.70% due 6/01/2017 ......          10,400
                      7,700          Refunding (Ultra Power Rocklin Project), Series B, 3.70% due 6/01/2017 ......           7,700
                                   California Pollution Control Financing Authority, Solid Waste Disposal
                                   Revenue Bonds (Shell Oil Co.-- Martinez Project), VRDN, AMT (a):
                     24,000          Series A, 3.55% due 10/01/2024 ..............................................          24,000
                      8,300          Series B, 3.55% due 12/01/2024 ..............................................           8,300
                     25,000        California Public Capital Improvements Financing Authority Revenue Bonds
                                   (Pooled Loan Project), Series D, 3.55% due 6/15/1997 ..........................          25,000
                      6,200        California State, CP, GO, 3.20% due 5/07/1997 .................................           6,200
                      5,000        California State Economic Development Financing Authority, IDR (Kuhnash
                                   Properties/Arkay Project), VRDN, AMT, 3.75% due 4/01/2017 (a) .................           5,000
                     15,000        California State Floating Rate Receipts, GO, VRDN, Series SG-86, 3.50% due
                                   8/01/2015 (a)(c) ..............................................................          15,000
                     45,520        California State, RAN, Series A, 4.50% due 6/30/1997 ..........................          45,586
                                   California Statewide Community Development Authority, M/F Revenue Bonds
                                   VRDN, AMT (a)(f):
                     10,000          (Canyon Creek Apartments), Series C, 3.30% due 6/15/2025 ....................          10,000
                      4,200          (Kimberly Woods), Series B, AMT, 3.30% due 6/15/2025 ........................           4,200

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA California Municipal Money Fund

ACES(SM)   Adjustable Convertible Extendable Securities
AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
CP         Commercial Paper
GO         General Obligation Bonds
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RAN        Revenue Anticipation Notes
TRAN       Tax Revenue Anticipation Notes
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                      FACE                                                                                                  VALUE
STATE                AMOUNT                               ISSUE                                                           (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------------------
California         $  9,400        California Statewide Community Development Authority, Solid Waste
(continued)                        Facility Revenue Bonds (Chevron United States Inc. Project), VRDN, AMT,
                                   3.55% due 12/15/2024 (a) .......................................................        $ 9,400
                                   Chula Vista, California, IDR (San Diego Gas & Electric Co.), CP, AMT,
                                   Series D:
                     20,000          3.45% due 5/01/1997 ..........................................................         20,000
                     20,000          3.30% due 5/07/1997 ..........................................................         20,000
                     10,000          3.45% due 5/09/1997 ..........................................................         10,000
                     10,000          3.45% due 5/12/1997 ..........................................................         10,000
                      2,200        Contra Costa County, California, Housing Authority, M/F Mortgage Revenue
                                   Bonds (Lakeshore Apartments), VRDN, Series A, 3.20% due 11/15/2012 (a)(f) ......          2,200
                      3,200        Contra Costa County, California, TRAN, 4.50% due 7/03/1997 .....................          3,204
                                   Eagle Tax-Exempt Trust, VRDN (a):
                      9,500          3.51% due 2/01/2006 ..........................................................          9,500
                      9,300          3.51% due 11/01/2020 .........................................................          9,300
                     17,100          Series 1994 C-6, 3.51% due 8/01/2017 .........................................         17,100
                     14,800          Series 1994 C-7, 3.51% due 8/01/2023 .........................................         14,800
                                   East Bay, California, Municipal Utility District Wastewater Treatment System
                                   Revenue Bonds, CP:
                     18,600          3.15% due 4/11/1997 ..........................................................         18,600
                     13,000          3.50% due 5/09/1997 ..........................................................         13,000
                     20,000        Floating Rate Trust Certificates, VRDN, Series 1992 H, 3.80% due
                                   10/02/1998 (a)(d) ..............................................................         20,000
                      7,050        Fontana, California, M/F Housing Revenue Bonds (Springtime Apartments
                                   Project), VRDN, Series A, 3.35% due 12/01/2016 (a) .............................          7,050
                                   Golden Empire Schools Financing Authority, California, Revenue Refunding
                                   Bonds, VRDN (a):
                      8,900          (Golden Empire Project), Series B, 3.35% due 12/01/2024 ......................          8,900
                     11,300          (Kern High School District), Series A, 3.35% due 12/01/2024 ..................         11,300
                     10,000        Kern County, California, Superintendent of Schools COP, VRDN, Series A,
                                   3.50% due 12/01/2021 (a) .......................................................         10,000
                     18,985        Loma Linda, California, M/F Housing Revenue Bonds (Loma Linda Springs
                                   Apartments), VRDN, 3.30% due 7/01/2019 (a) .....................................         18,985
                                   Long Beach, California, Harbor Revenue Bonds, CP, AMT, Series A:
                     17,000          3.45% due 5/01/1997 ..........................................................         17,000
                     19,550          3.45% due 5/07/1997 ..........................................................         19,550
                     16,500          3.45% due 5/08/1997 ..........................................................         16,500
                      3,000        Los Angeles, California, Department of Airports, Airport Revenue Bonds,
                                   VRDN, AMT, Series SG-61, 3.50% due 5/15/2020 (a)(c) ............................          3,000
                     10,000        Los Angeles, California, Department of Water and Power Revenue Bonds, CP,
                                   3.35% due 5/09/1997 ............................................................         10,000
                      5,000        Los Angeles, California, Harbor Department Revenue Bonds, VRDN, AMT, 3.50%
                                   due 8/01/2026 (a)(b) ...........................................................          5,000
                     39,200        Los Angeles, California, M/F Housing Revenue Bonds (Casden Project),
                                   VRDN, Series K, 3.10% due 7/01/2010 (a) ........................................         39,200
                                   Los Angeles, California, M/F Housing Revenue Refunding Bonds, VRDN (a):
                     12,660          (Canyon Creek Project), Series C, 3.35% due 12/01/2010 .......................         12,660
                      8,340          (Mountainback Project), Series B, 3.35% due 12/01/2010 .......................          8,340
                     14,500        Los Angeles, California, Metropolitan Transportation Authority Revenue
                                   Bonds, CP, 3.40% due 5/06/1997 .................................................         14,500
                      3,500        Los Angeles, California, TRAN, UT, 4.50% due 6/19/1997 .........................          3,504
                     11,000        Los Angeles, California, Unified School District, TRAN, UT, Series A, 4.50%
                                   due 6/30/1997 ..................................................................         11,018
                     25,000        Los Angeles County, California, Local Educational Agency, COP, TRAN,
                                   Series A, 4.75% due 6/30/1997 (e) ..............................................         25,051
                     11,300        Los Angeles County, California, Metropolitan Transportation Authority Revenue
                                   Bonds, Adjusted General Municipal Trust Receipts, VRDN, Series SGB-2, 3.40%
                                   due 7/01/2021 (a) ..............................................................         11,300

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                      FACE                                                                                                  VALUE
STATE                AMOUNT                               ISSUE                                                           (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------------------
California                         Los Angeles County, California, Metropolitan Transportation Authority,
(continued)                        Sales Tax Revenue Bonds, VRDN (a):
                    $ 1,000          Refunding (Proposition C-Second Senior), Series A, 3.20% due 7/01/2020 (b) ....       $ 1,000
                     12,530          Series SG-46, 3.45% due 7/01/2017 (d) .........................................        12,530
                     23,820          Series SG-55, 3.45% due 7/01/2018 (d) .........................................        23,820
                     39,330        Los Angeles County, California, TRAN, Series A, 4.50% due 6/30/1997 .............        39,396
                     45,000        Marin County, California, TRAN, 4.75% due 7/01/1997 .............................        45,107
                                   Metropolitan Water District (Southern California), CP:
                      4,400          3.20% due 5/06/1997 ...........................................................         4,400
                      1,300          Series B, 3.15% due 4/10/1997 .................................................         1,300
                      7,200          Series B, 3.15% due 4/11/1997 .................................................         7,200
                      9,100          Series B, 3.35% due 5/08/1997 .................................................         9,100
                     20,300          Series B, 3.40% due 5/08/1997 .................................................        20,300
                     14,800        Northern California Power Agency, Public Power Revenue Refunding Bonds
                                   (Geothermal Project No. 3), VRDN, Series A, 3.20% due 7/01/2005 (a)(d) ..........        14,800
                                   Palm Springs, California, Community Redevelopment Agency, COP, VRDN (a):
                      2,200          Headquarters Hotel 2, 3.10% due 12/01/2014 ....................................         2,200
                      2,500          Headquarters Hotel 3, 3.10% due 12/01/2014 ....................................         2,500
                      1,500          Headquarters Hotel 4, 3.10% due 12/01/2014 ....................................         1,500
                      1,600          Headquarters Hotel 5, 3.10% due 12/01/2014 ....................................         1,600
                      1,600          Headquarters Hotel 7, 3.10% due 12/01/2014 ....................................         1,600
                      3,600          Headquarters Hotel 8, 3.10% due 12/01/2014 ....................................         3,600
                      2,700          Headquarters Hotel 9, 3.10% due 12/01/2014 ....................................         2,700
                      1,400          Headquarters Hotel 10, 3.10% due 12/01/2014 ...................................         1,400
                     11,470        Pittsburg, California, Mortgage Obligation Bonds, VRDN, Series A, 3.45%
                                   due 12/30/2022 (a) ..............................................................        11,470
                      7,790        Redlands, California, COP, Refunding (Sewer Facilities Project),
                                   VRDN, 3.30% due 9/01/2017 (a)(c) ................................................         7,790
                                   Redlands, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                      2,900          (Orange Village Apartments Project), AMT, 3.35% due 8/01/2018 .................         2,900
                     12,500          Refunding (Parkview Terrace Project), 3.25% due 2/01/2016 .....................        12,500
                                   Regents of the University of California, Series B, CP:
                     11,500          3.05% due 4/10/1997 ...........................................................        11,500
                      8,000          3.45% due 4/11/1997 ...........................................................         8,000
                     10,000          3.40% due 5/07/1997 ...........................................................        10,000
                     23,000          3.35% due 5/09/1997 ...........................................................        23,000
                     20,000          3.50% due 7/18/1997 ...........................................................        20,000
                     33,240        Riverside County, California, COP (Riverside County Public Facilities),
                                   ACES, Series A, 3.50% due 12/01/2015 (a) ........................................        33,240
                                   Riverside County, California, Housing Authority, M/F Mortgage Revenue
                                   Bonds, VRDN (a):
                      3,650          (Emeritus Park), Series B, 3.20% due 8/01/2018 ................................         3,650
                      5,900          (Woodcreek Village), Series D, 3.20% due 8/01/2018 ............................         5,900
                     13,800        Roseville, California, Finance Authority, Hospital Lease Revenue Bonds
                                   (Roseville Hospital), VRDN, Series A, 3.25% due 10/01/2014 (a) ..................        13,800
                                   Sacramento, California, Municipal Utility District, Electric Revenue Bonds:
                      5,000          CP, 3.40% due 4/02/1997 .......................................................         5,000
                      5,760          VRDN, Series SGB-4, 3.40% due 8/15/2021 (a) ...................................         5,760
                      3,700        San Bernardino, California, M/F Housing Revenue Refunding Bonds
                                   (Village Crossing), Series A, VRDN, 3.30% due 2/01/2027 (a) .....................         3,700
                      6,000        San Bernardino County, California, Residential Mortgage Revenue Refunding
                                   Bonds (Ramona Garden), VRDN, Series A, 3.30% due 2/01/2017 (a) ..................         6,000
                     15,000        San Bernardino County, California, TRAN, 4.50% due 6/30/1997 ....................        15,022
                      4,050        San Diego, California, IDR, Refunding (San Diego Gas & Electric), CP,
                                   Series A, 3.40% due 5/09/1997 ...................................................         4,050

CMA CALIFORNIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                      FACE                                                                                                  VALUE
STATE                AMOUNT                               ISSUE                                                           (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------------
California                          San Diego, California, M/F Housing Authority Revenue Bonds, VRDN (a):
(concluded)        $  2,330           (Country Hills), Series A, 3.20% due 8/15/2013 ..............................      $    2,330
                      7,740           (La Cima Apartments), Series K, 3.25% due 12/01/2008 ........................           7,740
                     17,250           (Nobel Court Apartments), 3.25% due 12/01/2008 ..............................          17,250
                      4,000         San Diego, California, Sewer Revenue Bonds, VRDN, Series SG-14, 3.45%
                                    due 5/15/2020 (a)(b) ..........................................................           4,000
                      4,000         San Diego, California, Unified School District, TRAN, 4.75% due 10/01/1997 ....           4,020
                     17,500         San Diego County, California, TRAN, 4.375% due 9/30/1997 ......................          17,559
                      3,645         San Francisco, California, City and County Airports Commission (San Francisco
                                    International Airport), VRDN, Series SG-88, 3.45% due 5/01/2021 (a)(c) ........           3,645
                                    San Jose, California, M/F Housing Revenue Bonds, VRDN, Series A (a):
                     13,000           (Siena at Renaissance), AMT, 3.35% due 12/01/2029 ...........................          13,000
                      6,360           (Timberwood), 3.25% due 2/01/2020 ...........................................           6,360
                      2,000         San Jose--Santa Clara, California, Water Financing Authority, Sewer Revenue
                                    Bonds, VRDN, Series SG-49, 3.45% due 11/15/2020 (a)(c) ........................           2,000
                     10,000         San Leandro, California, M/F Revenue Bonds (Parkside Commons), VRDN,
                                    Series A, 3.20% due 7/15/2018 (a)(f) ..........................................          10,000
                      9,400         Santa Clara County, California, M/F Housing Authority, Revenue
                                    Refunding Bonds (Benton Park Central Apartments), VRDN, Series A,
                                    3.25% due 12/15/2025 (a) ......................................................           9,400
                     27,000         Santa Clara County, California, TRAN, 4.50% due 8/01/1997 .....................          27,076
                      5,325         Santa Rosa, California, M/F Housing Revenue Bonds (Oak Creek Apartments
                                    Project), VRDN, AMT, Series A, 3.35% due 6/01/2018 (a) ........................           5,325
                      3,675         Simi Valley, California, Community Redevelopment Agency, M/F Housing Revenue
                                    Bonds (Ashlee Manor Project), VRDN, AMT, Series A, 3.35% due 10/01/2017 (a) ...           3,675
                                    Southern California Public Power Authority, Revenue Refunding Bonds,
                                    VRDN (a)(d):
                      7,700           Power Project (Palo Verde Project), Series B, 3.20% due 7/01/2009 ...........           7,700
                     20,500           Power Project (Palo Verde Project), Series C, 3.20% due 7/01/2017 ...........          20,500
                     13,500           Transmission Project (Southern Transmission Project), 3.20% due 7/01/2019 ...          13,500
                                    State of California, CP:
                      7,000           3.45% due 4/01/1997 .........................................................           7,000
                      6,000           3.40% due 4/30/1997 .........................................................           6,000
                      5,000           3.45% due 5/09/1997 .........................................................           5,000
                     14,000         Ventura County, California, TRAN, UT, 4.75% due 7/02/1997 .....................          14,035
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico--                       Puerto Rico Commonwealth, Government Development Bank
9.7%                                Revenue Bonds, CP:
                      1,000           3.60% due 4/01/1997 .........................................................           1,000
                      6,530           3.50% due 4/11/1997 .........................................................           6,530
                      4,000           3.40% due 4/24/1997 .........................................................           4,000
                     20,000           3.40% due 5/01/1997 .........................................................          20,000
                     14,200           3.40% due 5/07/1997 .........................................................          14,200
                     11,400           3.45% due 5/08/1997 .........................................................          11,400
                      9,750           3.55% due 5/09/1997 .........................................................           9,750
                     36,200           3.45% due 5/12/1997 .........................................................          36,200
                     49,400         Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997 ...............          49,484
-----------------------------------------------------------------------------------------------------------------------------------
                                    Total Investments (Cost--$1,554,692)--99.3% ...................................       1,554,692

                                    Other Assets Less Liabilities--0.7% ...........................................          11,110
                                                                                                                         ----------
                                    Net Assets--100.0% ............................................................      $1,565,802
                                                                                                                         ==========
-----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the interest rate in effect at March 31, 1997.

(b)   MBIA Insured.

(c)   FGIC Insured.

(d)   AMBAC Insured.

(e)   FSA Insured.

(f)   FNMA Collateralized.


See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost--$1,554,691,971*) (Note 1a) ............                          $1,554,691,971
Cash ..........................................................................                                  89,127
Interest receivable ...........................................................                              13,287,828
Prepaid registration fees and other assets (Note 1d) ..........................                                  31,195
                                                                                                         --------------
Total assets ..................................................................                           1,568,100,121
                                                                                                         --------------

Liabilities:
Payables:
 Securities purchased .........................................................         $1,007,770
 Investment adviser (Note 2) ..................................................            578,966
 Distributor (Note 2) .........................................................            462,707
 Beneficial interest redeemed .................................................                 44            2,049,487
                                                                                        ----------
Accrued expenses and other liabilities ........................................                                 248,365
                                                                                                         --------------
Total liabilities .............................................................                               2,297,852
                                                                                                         --------------
Net Assets ....................................................................                          $1,565,802,269
                                                                                                         ==============
Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number
of shares authorized ..........................................................                          $  156,671,908
Paid-in capital in excess of par ..............................................                           1,410,045,515
Accumulated realized capital losses--net (Note 4) .............................                                (915,154)
                                                                                                         --------------
Net Assets--Equivalent to $1.00 per share based on 1,566,719,083 shares of
beneficial interest outstanding ...............................................                          $1,565,802,269
                                                                                                         ==============

*Cost for Federal income tax purposes was $1,554,697,830. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $5,859, all of which related to depreciated securities.


See Notes to Financial Statements.


CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium and discount earned ......................                             $51,053,792

Expenses:
Investment advisory fees (Note 2) .............................................         $6,413,612
Distribution fees (Note 2) ....................................................          1,819,326
Transfer agent fees (Note 2) ..................................................            196,356
Registration fees (Note 1d) ...................................................            138,185
Accounting services (Note 2) ..................................................            127,776
Custodian fees ................................................................             80,801
Professional fees .............................................................             57,223
Printing and shareholder reports ..............................................             56,401
Trustees' fees and expenses ...................................................             13,262
Pricing fees ..................................................................             11,874
Other .........................................................................             18,388
                                                                                        ----------
Total expenses ................................................................                               8,933,204
                                                                                                            -----------
Investment income--net ........................................................                              42,120,588
Realized Gain on Investments--Net (Note 1c) ...................................                                  26,624
                                                                                                            -----------
Net Increase in Net Assets Resulting from Operations ..........................                             $42,147,212
                                                                                                            ===========


See Notes to Financial Statements.


CMA CALIFORNIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
                                                                                      For the Year
                                                                                     Ended March 31,
                                                                          --------------------------------------
                                                                                 1997                    1996
----------------------------------------------------------------------------------------------------------------
Increase (Decrease) In Net Assets:
Operations:
Investment income--net ............................................       $    42,120,588        $    38,986,274
Realized gain on investments--net .................................                26,624                 14,898
                                                                          ---------------        ---------------
Net increase in net assets resulting from operations ..............            42,147,212             39,001,172
                                                                          ---------------        ---------------

Dividends to Shareholders (Note 1e):
Investment income--net ............................................           (42,120,540)           (38,963,124)
                                                                          ---------------        ---------------
Net decrease in net assets resulting from dividends to
shareholders.......................................................           (42,120,540)           (38,963,124)
                                                                          ---------------        ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ..................................         6,159,698,384          4,504,776,418
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e) ............................................            42,121,016             38,962,811
                                                                          ---------------        ---------------
                                                                            6,201,819,400          4,543,739,229
Cost of shares redeemed ...........................................        (6,057,183,986)        (4,290,871,513)
                                                                          ---------------        ---------------
Net increase in net assets derived from beneficial
interest transactions .............................................           144,635,414            252,867,716
                                                                          ---------------        ---------------

Net Assets:
Total increase in net assets ......................................           144,662,086            252,905,764
Beginning of year .................................................         1,421,140,183          1,168,234,419
                                                                          ---------------        ---------------
End of year .......................................................       $ 1,565,802,269        $ 1,421,140,183
                                                                          ===============        ===============


See Notes to Financial Statements.



CMA CALIFORNIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.

                                                                          For the Year Ended March 31,
                                                 -------------------------------------------------------------------------
Increase (Decrease) In Net Asset Value:              1997           1996            1995            1994             1993
--------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .......       $     1.00     $     1.00      $     1.00      $     1.00      $     1.00
                                                 ----------     ----------      ----------      ----------      ----------
Investment income--net ...................              .03            .03             .03             .02             .02
                                                 ----------     ----------      ----------      ----------      ----------
Total from investment operations .........              .03            .03             .03             .02             .02
                                                 ----------     ----------      ----------      ----------      ----------
Less dividends from investment
income--net...............................             (.03)          (.03)           (.03)           (.02)           (.02)
                                                 ----------     ----------      ----------      ----------      ----------
Net asset value, end of year .............       $     1.00     $     1.00      $     1.00      $     1.00      $     1.00
                                                 ==========     ==========      ==========      ==========      ==========
Total Investment Return ..................            2.88%          3.16%           2.66%           1.93%           2.25%
                                                 ==========     ==========      ==========      ==========      ==========

Ratios to Average Net Assets:
Expenses .................................             .60%           .64%            .63%            .62%            .63%
                                                 ==========     ==========      ==========      ==========      ==========
Investment income--net ...................            2.85%          3.11%           2.62%           1.91%           2.22%
                                                 ==========     ==========      ==========      ==========      ==========

Supplemental Data:
Net assets, end of year (in thousands) ...       $1,565,802     $1,421,140      $1,168,234      $1,225,160      $1,014,800
                                                 ==========     ==========      ==========      ==========      ==========



See Notes to Financial Statements.

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA California Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $48 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion, and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing

CMA CALIFORNIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1997, the Fund had a net capital loss carryforward of approximately $909,000, of which $433,000 expires in 2002 and $476,000 expires in 2003. This amount will be available to offset a like amount of any future taxable gains.

--------------------------------------------------------------------------------
CMA CONNECTICUT MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA CONNECTICUT MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Connecticut Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 1, 1997

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                      (IN THOUSANDS)
--------------------------------------------------------------------------------

                       FACE                                                                                                  VALUE
STATE                 AMOUNT                                  ISSUE                                                        (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut --       $ 6,675     Berlin, Connecticut, BAN, UT, 3.75% due 6/16/1997 ...................................      $ 6,676
78.5%                  2,000     Brookfield, Connecticut, BAN, 3.73% due 6/12/1997 ...................................        2,000
                      16,400     Connecticut State Development Authority, Health Care Revenue Bonds
                                 (Corporate Independent Living Project), VRDN, 3.20% due 7/01/2015 (a) ...............       16,400
                       5,420     Connecticut State Development Authority, IDA (Sealectro Corporation
                                 Project), 3.90% due 12/01/1997 ......................................................        5,420
                                 Connecticut State Development Authority, PCR, Refunding, VRDN (a):
                      16,400       (Connecticut Light & Power Co. Project), Series A, 3.50% due 9/01/2028 ............       16,400
                       1,000       (United Illuminating Co. Project), 3.50% due 6/01/2026 ............................        1,000
                      16,400       (Western Massachusetts Electric Co.), Series A, 3.15% due 9/01/2028 ...............       16,400
                       1,000     Connecticut State Development Authority Revenue Bonds (Solid Waste Project),
                                 VRDN, AMT, 3.25% due 8/01/2023 (a) ..................................................        1,000
                       6,750     Connecticut State, GO, Series D, 3.75% due 12/01/1997 ...............................        6,760
                       5,000     Connecticut State, HFA (Housing Mortgage), AMT, Series A, Sub-Series A-4,
                                 3.65% due 4/10/1997 .................................................................        5,000
                                 Connecticut State, HFA (Housing Mortgage Finance Program), AMT, CP, Series D:
                       8,950       3.55% due 4/01/1997 ...............................................................        8,950
                       4,505       3.40% due 4/09/1997 ...............................................................        4,505
                       4,500       3.45% due 5/09/1997 ...............................................................        4,500
                                 Connecticut State Health and Educational Facilities Authority Revenue Bonds:
                       3,200       (Yale -- New Haven Hospital), Series E, 3.60% due 6/01/1997 (b) ...................        3,200
                       5,075       (Yale University), CP, Series L, 3.35% due 4/01/1997 ..............................        5,075
                       4,300       (Yale University), CP, Series M, 3.05% due 4/03/1997 ..............................        4,300
                       4,000       (Yale University), CP, Series N, 3.05% due 4/03/1997 ..............................        4,000
                       2,550       (Yale University), CP, Series O, 3.05% due 4/03/1997 ..............................        2,550
                       1,000       (Yale University), CP, Series P, 3.35% due 4/01/1997 ..............................        1,000
                                 Connecticut State Municipal Electric Energy Cooperative, Power Supply
                                 System Revenue Bonds, CP, Series A:
                       1,500       3.35% due 4/04/1997 ...............................................................        1,500
                       1,500       3.35% due 4/08/1997 ...............................................................        1,500
                       1,500       3.30% due 4/14/1997 ...............................................................        1,500
                       1,500       3.10% due 5/01/1997 ...............................................................        1,500
                       1,000     Connecticut State Refunding (Economic Recovery Notes), UT, 5% due
                                 12/15/97 ............................................................................        1,010
                                 Connecticut State Special Assessment Unemployment Compensation, Advanced
                                 Fund Revenue Bonds (c):
                       6,500       Series A, 4.10% due 5/15/1997 .....................................................        6,503
                       5,000       Series A, 4.10% due 11/15/1997 ....................................................        5,014

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Connecticut Municipal Money Fund

AMT  Alternative Minimum Tax (subject to)
BAN  Bond Anticipation Notes
CP   Commercial Paper
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDA  Industrial Development Authority
PCR  Pollution Control Revenue Bonds
TRAN Tax Revenue Anticipation Notes
UT   Unlimited Tax
VRDN Variable Rate Demand Notes

CMA CONNECTICUT MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                       FACE                                                                                                  VALUE
STATE                 AMOUNT                                  ISSUE                                                        (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------------
Connecticut          $19,900     Connecticut State Special Assessment Unemployment Compensation, Advanced
(concluded)                      Fund Revenue Bonds (Connecticut Unemployment), Series C, 3.90% due
                                 7/01/1997 (b) ......................................................................      $ 19,900
                      45,545     Connecticut State Special Tax Obligation Revenue Bonds (Transportation
                                 Infrastructure), VRDN, Second Lien, Series 1, 3.40% due 12/01/2010 (a) .............        45,545
                       9,900     Eagle Tax-Exempt Trust, VRDN, 3.10% due 10/01/2011 (a) .............................         9,900
                       8,000     Eagle Tax-Exempt Trust, VRDN, 3.56% due 8/15/2012 (a) ..............................         8,000
                       5,000     East Haven, Connecticut, UT, 4% due 9/03/1997 ......................................         5,003
                       4,000     Manchester, Connecticut, Temporary Notes, Lot B, 3.60% due 5/28/1997 ...............         4,000
                       1,085     Meriden, Connecticut, UT, 4.25% due 8/01/1997 (b) ..................................         1,086
                       9,000     New Canaan, Connecticut, BAN, UT, 3.75% due 3/10/1998 ..............................         9,026
                       1,440     New Fairfield, Connecticut, BAN, UT, 3.75% due 5/15/1997 ...........................         1,440
                      13,000     New Haven, Connecticut, UT, 3.94% due 5/22/1997 ....................................        13,005
                         810     New Milford, Connecticut, BAN, UT, 4% due 5/13/1997 ................................           811
                       6,875     North Haven, Connecticut, BAN, 4% due 9/04/1997 ....................................         6,884
                       8,400     Stamford, Connecticut, Housing Authority Revenue Bonds (Morgan Street
                                 Project), VRDN, AMT, 3.45% due 8/01/2024 (a) .......................................         8,400
-----------------------------------------------------------------------------------------------------------------------------------
Puerto Rico --                   Puerto Rico Commonwealth, Government Development Bank Revenue Bonds:
20.8%                  1,000       CP, 3.10% due 4/04/1997 ..........................................................         1,000
                       1,000       CP, 3.10% due 4/07/1997 ..........................................................         1,000
                       1,000       CP, 3.15% due 4/08/1997 ..........................................................         1,000
                       4,600       CP, 3.30% due 4/09/1997 ..........................................................         4,600
                       3,800       CP, 3.20% due 5/01/1997 ..........................................................         3,800
                       4,000       CP, 3.40% due 5/01/1997 ..........................................................         4,000
                       5,200       Refunding, VRDN, 3.10% due 12/01/2015 (a) ........................................         5,200
                       7,300     Puerto Rico Commonwealth, Highway and Transportation Authority, Highway
                                 Revenue Bonds, VRDN, Series X, 3.10% due 7/01/1999 (a) .............................         7,300
                      24,700     Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997 ....................        24,745
                       2,000     Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds
                                 (Puerto Rico Commonwealth Water Resources Authority), Series L, 8.40%
                                 due 7/01/1997 (d) ..................................................................         2,064
                                 Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                                 Financing Authority Revenue Bonds:
                       7,100       CP, 3.35% due 4/17/1997 ..........................................................         7,100
                       2,750       Series A, 3.75% due 12/01/1997 ...................................................         2,753
                                 Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control
                                 Facilities Financing Authority, Higher Education Revenue Bonds, CP, Series A:
                       3,100       3.50% due 4/09/1997 ..............................................................         3,100
                       3,100       3.55% due 5/09/1997 ...............................................................        3,100
-----------------------------------------------------------------------------------------------------------------------------------
                                 Total Investments (Cost -- $337,425) -- 99.3% .......................................      337,425

                                 Other Assets Less Liabilities -- 0.7% ...............................................        2,506
                                                                                                                          ---------
                                 Net Assets -- 100.0% ................................................................     $339,931
                                                                                                                          =========
-----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March, 31 1997.

(b)    FGIC Insured.

(c)    AMBAC Insured.

(d)    Prerefunded.





See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost -- $337,424,808*) (Note 1a) ...............                         $337,424,808
Cash .............................................................................                                6,891
Interest receivable ..............................................................                            2,812,776
Prepaid registration fees and other assets (Note 1d) .............................                               15,418
                                                                                                           ------------
Total assets .....................................................................                          340,259,893
                                                                                                           ------------
Liabilities:
Payables:
  Investment adviser (Note 2) ....................................................           $143,017
  Distributor (Note 2) ...........................................................             97,723
  Dividends to shareholders (Note 1e) ............................................                282
  Beneficial interest redeemed ...................................................                 31           241,053
                                                                                             --------
Accrued expenses and other liabilities ...........................................                               88,091
                                                                                                           ------------
Total liabilities ................................................................                              329,144
                                                                                                           ------------
Net Assets .......................................................................                         $339,930,749
                                                                                                           ============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized .......................................................................                         $ 34,007,223
Paid-in capital in excess of par .................................................                          306,065,009
Accumulated realized capital losses -- net (Note 4) ..............................                             (141,483)
                                                                                                           ------------
Net Assets -- Equivalent to $1.00 per share based on 340,072,232 shares of
beneficial interest outstanding ..................................................                         $339,930,749
                                                                                                           ============


* Cost for Federal income tax purposes was $337,426,745. As of March 31, 1997, net unrealized depreciation for Federal income tax purposes amounted to $1,937, all of which related to depreciated securities.




See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1c):
Interest and amortization of premium and discount earned .......................                            $10,776,804

Expenses:
Investment advisory fees (Note 2) ..............................................           $1,550,354
Distribution fees (Note 2) .....................................................              383,286
Accounting services (Note 2) ...................................................               60,088
Professional fees ..............................................................               50,439
Registration fees (Note 1d) ....................................................               49,769
Transfer agent fees (Note 2) ...................................................               46,705
Custodian fees .................................................................               25,124
Printing and shareholder reports ...............................................               20,231
Pricing fees ...................................................................                2,911
Trustees' fees and expenses ....................................................                2,787
Amortization of organization expenses (Note 1d) ................................                  523
Other ..........................................................................                3,988
                                                                                           ----------
Total expenses .................................................................                              2,196,205
                                                                                                            -----------
Investment income -- net .......................................................                              8,580,599
Realized Loss on Investments -- Net (Note 1c) ..................................                                 (7,261)
                                                                                                            -----------
Net Increase in Net Assets Resulting from Operations ...........................                            $ 8,573,338
                                                                                                            ===========




See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                         For the Year Ended
                                                                                               March 31,
                                                                               --------------------------------------
                                                                                     1997                   1996
Increase (Decrease) in Net Assets:
---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net ...............................................       $     8,580,599        $     8,278,292
Realized loss on investments -- net ....................................                (7,261)                  (320)
                                                                               ---------------        ---------------
Net increase in net assets resulting from operations ...................             8,573,338              8,277,972
                                                                               ---------------        ---------------
Dividends to Shareholders (Note 1e):
Investment income -- net ...............................................            (8,579,669)            (8,275,678)
                                                                               ---------------        ---------------
Net decrease in net assets resulting from dividends to shareholders ....            (8,579,669)            (8,275,678)
                                                                               ---------------        ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .......................................         1,090,795,423          1,135,984,616
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e) .................................................             8,579,691              8,277,928
                                                                               ---------------        ---------------
                                                                                 1,099,375,114          1,144,262,544
Cost of shares redeemed ................................................        (1,072,800,492)        (1,091,300,656)
                                                                               ---------------        ---------------
Net increase in net assets derived from beneficial interest transactions            26,574,622             52,961,888
                                                                               ---------------        ---------------
Net Assets:
Total increase in net assets ...........................................            26,568,291             52,964,182
Beginning of year ......................................................           313,362,458            260,398,276
                                                                               ---------------        ---------------
End of year* ...........................................................       $   339,930,749        $   313,362,458
                                                                               ===============        ===============
---------------------------------------------------------------------------------------------------------------------
*Undistributed investment income -- net (Note 1f) ......................       $            --        $         1,002
                                                                               ===============        ===============
---------------------------------------------------------------------------------------------------------------------



See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.


                                                                            For the Year Ended March 31,
                                                   ----------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:               1997             1996             1995             1994             1993
-------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .........       $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                   --------         --------         --------         --------         --------
Investment income -- net ...................            .03              .03              .03              .02              .02
                                                   --------         --------         --------         --------         --------
Total from investment operations ...........            .03              .03              .03              .02              .02
                                                   --------         --------         --------         --------         --------
Less dividends from investment income -- net           (.03)            (.03)            (.03)            (.02)            (.02)
                                                   --------         --------         --------         --------         --------
Net asset value, end of year ...............       $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                                   ========         ========         ========         ========         ========

Total Investment Return ....................          2.79%            3.02%            2.54%            1.77%            2.20%
                                                   ========         ========         ========         ========         ========

Ratios to Average Net Assets:
Expenses, net of reimbursement .............           .71%             .72%             .71%             .70%             .63%
                                                   ========         ========         ========         ========         ========

Expenses ...................................           .71%             .72%             .71%             .70%             .73%
                                                   ========         ========         ========         ========         ========

Investment income -- net ...................          2.76%            2.97%            2.53%            1.76%            2.17%
                                                   ========         ========         ========         ========         ========

Supplemental Data:
Net assets, end of year (in thousands) .....       $339,931         $313,362         $260,398         $250,038         $231,431
                                                   ========         ========         ========         ========         ========




See Notes to Financial Statements.

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
CMA Connecticut Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification -- Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $1,932 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services,

CMA CONNECTICUT MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $138,000, of which $69,000 expires in 2000, $30,000 expires in 2001, $10,000 expires in 2002, $27,000 expires in 2003, and $2,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evi-


dence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Massachusetts Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

------------------------------------------------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                               (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                              ISSUE                                                  (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
Massachusetts--    $  4,500   Barnstable, Massachusetts, BAN, UT, 3.60% due 6/18/1997 ......................   $   4,501
99.3%                 2,950   Boston, Massachusetts, IDR (Boston Seafood Distribution Center Inc. Project),
                              VRDN, AMT, 3.20% due 1/01/2022 (a) ...........................................       2,950
                      2,800   Boston, Massachusetts, Industrial Development Financing Authority, Industrial
                              Revenue Bonds (Acme Bookbinding Co., Inc.), VRDN, AMT, 3.40% due
                              9/01/2006 (a) ................................................................       2,800
                      5,000   Boston, Massachusetts, Water and Sewer Commission Revenue Bonds, VRDN,
                              Series SG-75, 3.50% due 11/01/2019 (a)(b) ....................................       5,000
                      4,000   Chatham, Massachusetts, BAN, 3.85% due 7/02/1997 .............................       4,003
                      2,000   Clipper Tax-Exempt Trust 1994-2, VRDN, Class A, 3.15% due 10/17/2002 (a) .....       2,000
                              Eagle Tax-Exempt Trust, Custodial Receipts, VRDN (a):
                      1,900     3.49% due 2/01/2006 ........................................................       1,900
                      9,200     3.49% due 2/01/2011 ........................................................       9,200
                              Fitchburg, Massachusetts:
                        600     BAN, 3.85% due 6/06/1997 ...................................................         600
                      3,800     RAN, 4.50% due 6/30/1997 ...................................................       3,804
                      1,086     SAAN, 4.10% due 6/06/1997 ..................................................       1,087
                      1,025   Greater Attleboro--Taunton Regional Transportation Authority, Massachusetts,
                              RAN, 4.50% due 8/15/1997 .....................................................       1,027
                              Haverhill, Massachusetts, BAN:
                      3,285     4.11% due 4/25/1997 ........................................................       3,285
                      6,000     UT, 4.50% due 4/25/1997 ....................................................       6,002
                      3,245   Lynn, Massachusetts, Water and Sewer Commission, BAN, UT, Series A, 4.25%
                              due 10/08/1997 ...............................................................       3,248
                      5,000   Malden, Massachusetts, BAN, 4% due 6/03/1997 .................................       5,002
                      5,000   Massachusetts State, GO, VRDN, Series SG-38, 3.50% due 8/01/2014 (a)(b) ......       5,000
                      3,000   Massachusetts State, HFA, Housing Revenue Bonds, Series 50, 3.70%
                              due 6/02/1997 ................................................................       3,000
                      3,900   Massachusetts State, HFA, M/F Housing Project, Refunding, VRDN, Series A, 3.30%
                              due 1/15/2010 (a)(c) .........................................................       3,900
                              Massachusetts State Health and Educational Facilities Authority Revenue Bonds:
                      8,500     (Boston University), CP, Series H, 3.50% due 5/14/1997 .....................       8,500
                      2,000     (Endicott College), VRDN, Series A, 3.30% due 10/01/2011 (a) ...............       2,000
                      1,300   Massachusetts State Industrial Finance Agency, Cultural, Health and Educational
                              Revenue Bonds (Berkshire Project), VRDN, 3.20% due 9/01/2020 (a) .............       1,300
                      5,500   Massachusetts State Industrial Finance Agency, Health Care Facility Revenue
                              Bonds (Beverly Enterprises, Inc.), VRDN, 3.75% due 4/01/2009 (a) .............       5,500

------------------------------------------------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Massachusetts Municipal Money Fund

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
SAAN      Student Aid Anticipation Notes
UPDATES   Unit Priced Demand Adjustable Tax-Exempt Securities
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

                                                         FS-29

------------------------------------------------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                              ISSUE                                                  (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
Massachusetts                 Massachusetts State Industrial Finance Agency, Industrial Revenue Bonds,
(concluded)                   VRDN (a):
                   $  3,570     (AFC Cable Systems Inc.), AMT, 3.40% due 7/01/2016 .........................   $   3,570
                      2,000     (BBB Esq. LLC), AMT, Series B, 3.95% due 12/01/2016 ........................       2,000
                      4,100     (Foilmark Manufacturing), AMT, Series A, 3.40% due 6/01/2010 ...............       4,100
                      4,200     (Gem Group Inc.), AMT, 3.40% due 7/01/2016 .................................       4,200
                      2,500     (KMS Companies), AMT, 3.40% due 5/01/2016 ..................................       2,500
                      1,000     (Mercer Paper Tube Corp.), AMT, 3.75% due 11/01/2011 .......................       1,000
                      1,100     (Nutramax Products Inc. Project), AMT, Series A, 3.40% due 5/01/2016 .......       1,100
                      1,000     (Nutramax Products Inc. Project), AMT, Series B, 3.40% due 5/01/2016 .......       1,000
                      7,500     (Performance Corrugated Inc. Project), AMT, 3.70% due 3/01/2009 ............       7,500
                      1,535     Refunding (Easy Day Realty Trust Project), Series A, 3.35% due 7/01/2006 ...       1,535
                      3,350     (Telcom USA Inc.), AMT, 3.40% due 8/01/2016 ................................       3,350
                      3,155     (William F. Rogers), AMT, 3.40% due 11/01/2006 .............................       3,155
                      5,205     (ZBR Limited Partnership), AMT, Series A, 3.40% due 4/15/2015 ..............       5,205
                      1,500     (ZBR Limited Partnership), AMT, Series B, 3.35% due 4/15/2017 ..............       1,500
                              Massachusetts State Industrial Finance Agency, PCR:
                      4,000     (Holyoke Water & Power Company Project), VRDN, AMT, 3.25% due
                                12/01/2020 (a) .............................................................       4,000
                      4,800     Refunding (New England Power Company Project), CP, 3.60% due 4/10/1997 .....       4,800
                              Massachusetts State Industrial Finance Agency Revenue Bonds, VRDN (a):
                      5,000     (Edgewood Retirement Community Project), Series C, 3.45% due 11/15/2025 ....       5,000
                      3,000     (Governor Dummer Academy), 3.25% due 7/01/2026 .............................       3,000
                      1,825     (Heritage at Dartmouth), AMT, 3.45% due 12/01/2028 .........................       1,825
                      1,000     (Newbury College Issue), 3.30% due 6/01/2021 ...............................       1,000
                      4,500     (Williston Northampton Project), Series B, 3.30% due 4/01/2024 .............       4,500
                      2,940   Massachusetts State Industrial Finance Agency, Solid Waste Disposal Revenue
                              Bonds (E.L. Harvey and Sons), VRDN, AMT, 3.40% due 1/01/2011 (a) .............       2,940
                     16,255   Massachusetts State Port Authority, Revenue Refunding Bonds, VRDN,
                              AMT, Series B, 3.65% due 7/01/2018 (a) .......................................      16,255
                      2,000   Massachusetts State, UPDATES, Series B, 3.60% due 12/01/1997 (a) .............       2,000
                      2,555   Massachusetts State Water Resources Authority, Municipal Trust, VRDN,
                              Series SG-63, 3.50% due 8/01/2024 (a)(b) .....................................       2,555
                      5,000   Mendon Upton, Massachusetts, Regional School District, BAN, UT, 3.90% due
                              7/10/1997 ....................................................................       5,005
                      5,600   New Bedford, Massachusetts, RAN, 4.50% due 6/30/1997 .........................       5,607
                      1,775   Northampton, Massachusetts, BAN, 4% due 5/30/1997 ............................       1,776
                      1,550   Southbridge, Massachusetts, BAN, 3.85% due 5/15/1997 .........................       1,550
                      4,000   Southeastern Regional Transportation Authority, Massachusetts, RAN, 4.50%
                              due 9/19/1997 ................................................................       4,008
                      5,950   Springfield, Massachusetts, BAN, 4.10% due 6/27/1997 .........................       5,958
------------------------------------------------------------------------------------------------------------------------
                              Total Investments (Cost--$199,103*)--99.3% ...................................     199,103

                              Other Assets Less Liabilities--0.7% ..........................................       1,495
                                                                                                                --------
                              Net Assets--100.0% ...........................................................    $200,598
                                                                                                                ========
------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)  MBIA Insured.
(c)  FNMA Collateralized.
 *   Cost for Federal income tax purposes.

   See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost--$199,102,934) (Note 1a) .........................                  $ 199,102,934
Cash .....................................................................................                        47,873
Interest receivable ......................................................................                     1,659,010
Prepaid registration fees and other assets (Note 1d) .....................................                         8,558
                                                                                                           -------------
Total assets .............................................................................                   200,818,375
                                                                                                           -------------

Liabilities:
Payables:
 Investment adviser (Note 2) .............................................................$      84,778
 Distributor (Note 2) ....................................................................       59,257
 Beneficial interest redeemed ............................................................           34          144,069
                                                                                          -------------
Accrued expenses and other liabilities ...................................................                        75,908
                                                                                                           -------------
Total liabilities ........................................................................                       219,977
                                                                                                           -------------
Net Assets ...............................................................................                 $ 200,598,398
                                                                                                           =============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares authorized ....                 $  20,061,387
Paid-in capital in excess of par .........................................................                   180,552,389
Accumulated realized capital losses--net (Note 4) ........................................                       (15,378)
                                                                                                           -------------
Net Assets--Equivalent to $1.00 per share based on 200,613,875 shares of beneficial
interest outstanding .....................................................................                 $ 200,598,398
                                                                                                           =============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1c):
Interest and amortization of premium earned .............................................                  $   6,654,385

Expenses:
Investment advisory fees (Note 2) ....................................................... $     938,904
Distribution fees (Note 2) ..............................................................       228,987
Accounting services (Note 2) ............................................................        56,006
Professional fees .......................................................................        49,700
Transfer agent fees (Note 2) ............................................................        48,924
Registration fees (Note 1d) .............................................................        45,653
Printing and shareholder reports ........................................................        26,005
Custodian fees ..........................................................................        18,415
Pricing fees ............................................................................         3,475
Trustees' fees and expenses .............................................................         1,774
Other ...................................................................................         3,157
                                                                                          -------------
Total expenses ..........................................................................                      1,421,000
                                                                                                           -------------
Investment income--net ..................................................................                      5,233,385
Realized Gain on Investments--Net (Note 1c) .............................................                          2,973
                                                                                                           -------------
Net Increase in Net Assets Resulting from Operations ....................................                  $   5,236,358
                                                                                                           =============


See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                            For the Year Ended March 31,
                                                                                          ------------------------------
Increase (Decrease) in Net Assets:                                                             1997             1996
------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income--net ..............................................................     $   5,233,385    $   5,180,721
Realized gain (loss) on investments--net ............................................             2,973           (6,750)
                                                                                          -------------    -------------
Net increase in net assets resulting from operations ................................         5,236,358        5,173,971
                                                                                          -------------    -------------

Dividends to Shareholders (Note 1e):
Investment income--net ..............................................................        (5,233,385)      (5,180,721)
                                                                                          -------------    -------------
Net decrease in net assets resulting from dividends to shareholders .................        (5,233,385)      (5,180,721)
                                                                                          -------------    -------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ....................................................       725,445,153      659,752,882
Net asset value of shares issued to shareholders in reinvestment of dividends
(Note 1e) ...........................................................................         5,233,764        5,180,565
                                                                                          -------------    -------------
                                                                                            730,678,917      664,933,447
Cost of shares redeemed .............................................................      (719,565,744)    (636,520,287)
                                                                                          -------------    -------------
Net increase in net assets derived from beneficial interest transactions ............        11,113,173       28,413,160
                                                                                          -------------    -------------

Net Assets:
Total increase in net assets ........................................................        11,116,146       28,406,410
Beginning of year ...................................................................       189,482,252      161,075,842
                                                                                          -------------    -------------
End of year .........................................................................     $ 200,598,398    $ 189,482,252
                                                                                          =============    =============

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------
The following per share data and ratios have been derived                         For the Year Ended March 31,
from information provided in the financial statements.                --------------------------------------------------

Increase (Decrease) in Net Asset Value:                                  1997       1996      1995      1994       1993
------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ..............................     $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      --------   --------  --------  --------   --------
Investment income--net ..........................................          .03        .03       .02       .02        .02
                                                                      --------   --------  --------  --------   --------
Total from investment operations ................................          .03        .03       .02       .02        .02
                                                                      --------   --------  --------  --------   --------
Less dividends from investment income--net ......................         (.03)      (.03)     (.02)     (.02)      (.02)
                                                                      --------   --------  --------  --------   --------
Net asset value, end of year ....................................     $   1.00   $   1.00  $   1.00  $   1.00   $   1.00
                                                                      ========   ========  ========  ========   ========
Total Investment Return .........................................        2.81%      3.05%     2.46%     1.74%      2.20%
                                                                      ========   ========  ========  ========   ========

Ratios to Average Net Assets:
Expenses ........................................................         .76%       .76%      .76%      .78%       .78%
                                                                      ========   ========  ========  ========   ========
Investment income--net ..........................................        2.78%      3.00%     2.43%     1.72%      2.15%
                                                                      ========   ========  ========  ========   ========

Supplemental Data:
Net assets, end of year (in thousands) ..........................     $200,598   $189,482  $161,076  $150,804   $132,302
                                                                      ========   ========  ========  ========   ========

See Notes to Financial Statements.

CMA MASSACHUSETTS MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:
CMA Massachusetts Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of

--------------------------------------------------------------------------------

average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $15,000, of which $1,000 expires in 2001, $7,000 expires in 2002, and $7,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA MICHIGAN MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Michigan Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

-----------------------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                                   (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
                 FACE                                                                                               VALUE
STATE           AMOUNT                                 ISSUE                                                       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------
Michigan --    $ 1,375   Battle Creek, Michigan, Housing Corporation Revenue Bonds, VRDN, Series
90.0%                    1997-A, 3.50% due 2/01/2027 (a) ......................................................    $ 1,375
                   945   Bedford Township, Michigan, Economic Development Corporation Revenue
                         Bonds (Form-Tech Steel Inc. Project), VRDN, 3.70% due 3/01/2010 (a) ..................        945
                 4,500   Berrien County, Michigan, Economic Development Corporation, Economic
                         Development Revenue Bonds (Arlington Corp. Project), VRDN, AMT, 3.69%
                         due 9/01/2016 (a) ....................................................................      4,500
                 4,000   Chelsea, Michigan, Economic Development Corporation, Limited Obligation
                         Revenue Bonds (Silver Maples of Chelsea), VRDN, 3.50% due 5/15/2028 (a) ..............      4,000
                   105   Delta Township, Michigan, Economic Development Corporation, IDR, Refunding
                         (Schottenstein Stores), VRDN, 3.50% due 12/01/1997 (a) ...............................        105
                15,000   Detroit, Michigan, City School District, State School Aid Notes, 4.50% due
                         5/01/1997 ............................................................................     15,007
                         Detroit, Michigan, Water Supply System Revenue Bonds, Municipal Trust Receipts,
                         VRDN (a)(c):
                 2,000        Series SGB-6, 3.50% due 7/01/2025 ...............................................      2,000
                 3,500        Series SG-64, 3.50% due 7/01/2025 ...............................................      3,500
                 4,700   Eagle Tax-Exempt Trust Custodial Receipts, VRDN, 3.60% due 6/01/1997 (a) .............      4,700
                 1,000   Eaton, Michigan, Inter-School District, TAN, 4.20% due 4/01/1997 .....................      1,000
                 1,255   Farmington Hills, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Brookfield Building Association), VRDN,
                         3.30% due 11/01/2010 (a) .............................................................      1,255
                 2,800   Flint, Michigan, Economic Development Corporation, Economic Development
                         Revenue Bonds (Plastics Research Corp.), VRDN, AMT, 3.70% due 9/01/2004 (a) ..........      2,800
                 9,000   Garden City, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                         (Garden City Hospital Obligation), VRDN, Series A, 3.50% due 9/01/2026 (a) ...........      9,000
                 3,000   Garden City, Michigan, School District, State Aid Notes, 4.30% due 4/15/1997 .........      3,000
                 3,400   Genesee County, Michigan, Economic Development Corporation, Limited
                         Obligation, Economic Development Revenue Bonds (MM & E Inc. Project), VRDN,
                         3.70% due 7/01/2005 (a) ..............................................................      3,400
                 2,300   Georgetown Charter Township, Michigan, IDR, Limited Obligation (J & F Steel
                         Corp.), VRDN, AMT, 3.55% due 2/01/2009 (a) ...........................................      2,300
                   575   Grand Rapids, Michigan, Economic Development Corporation, Limited Obligation
                         Revenue Refunding Bonds (Calder), VRDN, Series A, 3.45% due 10/01/2011 (a) ...........        575
                 1,000   Grand Rapids, Michigan, Economic Development Corporation Revenue Bonds
                         (Amway/Grand Plaza Hotel, Facility #1), VRDN, 3.45% due 12/01/2006 (a) ...............      1,000
                 2,690   Grand Rapids, Michigan, IDR, Refunding (Etheridge Company Project), VRDN,
                         AMT, 3.55% due 7/01/2009 (a) .........................................................      2,690
                 8,000   Grand Rapids, Michigan, Water Supply System, Revenue Refunding Bonds, VRDN,
                         3.30% due 1/01/2020 (a)(b) ...........................................................      8,000
                   440   Kalamazoo, Michigan, City School District, Refunding, UT, 3.70% due 5/01/1997 (b) ....        440
                   980   Kalamazoo, Michigan, Public Library, 4% due 4/01/1997 ................................        980
                 3,700   Kent Hospital Finance Authority, Michigan, Hospital Facilities Revenue Bonds
                         (Butterworth Hospital), ACES, VRDN, Series A, 3.35% due 1/15/2020 (a) ................      3,700
                 1,015   Lenawee County, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Bonds (The Wyatt Project), VRDN, 3.70% due 5/01/2002 (a) ..........      1,015
-----------------------------------------------------------------------------------------------------------------------------

Portfolio Abbreviations for CMA Michigan Municipal Money Fund

ACES(SM) Adjustable Convertible Extendable Securities
AMT      Alternative Minimum Tax (subject to)
CP       Commercial Paper
FLOATS   Floating Rate Securities
HDA      Housing Development Authority
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
TAN      Tax Anticipation Notes
TEAMS    Tax-Exempt Adjustable Municipal Securities
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes

-----------------------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997(CONTINUED)                                                        (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
                 FACE                                                                                               VALUE
STATE           AMOUNT                                 ISSUE                                                       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------

Michigan       $ 1,000   Livingston, Michigan, Educational Service Agency, TAN, 4.10% due 4/01/1997 ...........    $ 1,000
(continued)        900   Melvindale, Michigan, Economic Development Corporation, Limited Obligation
                         Revenue Refunding Bonds (North American Steel Project), VRDN, 3.45% due
                         6/01/1998 (a) ........................................................................        900
                 1,000   Michigan Higher Education Facilities Authority, Limited Obligation Revenue
                         Bonds (Davenport Collateral Business Project), VRDN, 3.50% due 3/01/2027 (a) .........      1,000
                         Michigan Municipal Bond Authority Revenue Notes:
                13,500      Series A, 4.50% due 7/03/1997 .....................................................     13,525
                 2,000      Series B, 4.50% due 7/25/1997 .....................................................      2,004
                 3,500      Series D, 4.50% due 9/19/1997 .....................................................      3,508
                 1,000   Michigan State Building Authority Revenue Bonds, Series II, 5.60% due
                         10/01/1997 ...........................................................................      1,010
                         Michigan State Building Authority Revenue Notes, CP, Series 1:
                15,000      3.50% due 5/01/1997 ...............................................................     15,000
                11,920      3.65% due 5/01/1997 ...............................................................     11,920
                         Michigan State, HDA, Limited Obligation Revenue Bonds:
                 4,000      (Bloomfield), TEAMS, 3.50% due 6/27/1997 ..........................................      4,000
                 1,200      (Laurel Valley), VRDN, TEAMS, 3.50% due 12/01/2007 (a) ............................      1,200
                 4,000      (Sand Creek Apartments Phase 1 Project), VRDN, AMT, 3.60% due
                            1/01/2029 (a) .....................................................................      4,000
                 2,000      (Woodland Meadows Apartments Project), VRDN, AMT, 3.55% due
                            3/01/2013 (a) .....................................................................      2,000
                         Michigan State, HDA, M/F Housing Revenue Bonds, CP, AMT, Series A:
                 2,500      3.55% due 6/09/1997 ...............................................................      2,500
                 4,000      3.50% due 6/10/1997 ...............................................................      4,000
                         Michigan State Strategic Fund, Limited Obligation Revenue Bonds, VRDN (a):
                 1,000      (Adaptive Manufacturing L.L.C. Project), AMT, 3.70% due 8/01/2016 .................      1,000
                   945      (Akemi Inc. Project), AMT, 3.70% due 3/01/2021 ....................................        945
                   475      (BBPV Project), AMT, Series A-2, 4% due 1/01/2014 .................................        475
                 1,500      (BCM & N Project), AMT, 3.55% due 6/01/2020 .......................................      1,500
                 2,900      (Baron Drawn Steel), IDR, AMT, 3.70% due 12/01/2006 ...............................      2,900
                 2,500      (Cincinnati Milacron Inc. Project), AMT, 3.75% due 4/15/2005 ......................      2,500
                 4,200      (Dott Industries Inc. Project), AMT, 3.70% due 6/01/2001 ..........................      4,200
                 1,500      (Hercules Drawn Steel Project), AMT, 3.70% due 8/01/2006 ..........................      1,500
                 1,500      (Inalfa-Hollandia Inc. Project), AMT, 3.70% due 5/01/2016 .........................      1,500
                 2,000      (Ingersoll CM System Inc. Project), AMT, 3.70% due 12/01/2011 .....................      2,000
                   230      (Kay Screen Printing Inc.), AMT, Series A, 3.50% due 1/01/1999 ....................        230
                 3,305      (Monarch Hydraulics Inc. Project), AMT, 3.60% due 7/01/2016 .......................      3,305
                 2,000      (Norbert Industries Inc. Project), AMT, UT, 3.80% due 4/01/2006 ...................      2,000
                 1,000      (Nuvar Properties L.L.C. Project), AMT, 3.60% due 7/01/2026 .......................      1,000
                 2,300      (Park Realty L.L.C.), AMT, Series A, 3.60% due 9/01/2026 ..........................      2,300
                 1,355      (Perfection Steel Inc. Project), AMT, 3.60% due 3/01/2002 .........................      1,355
                 6,600      Refunding (Detroit Edison Co.), Series CC, 3.65% due 9/01/2030 ....................      6,600
                 4,850      Refunding (Lake Shore Inc.), AMT, 3.65% due 11/01/2019 ............................      4,850
                   500      Refunding (Park Village Pines Project), 3.45% due 5/01/2006 .......................        500
                 6,500      (Riverwalk Properties L.L.C. Project), AMT, 3.70% due 8/01/2021 ...................      6,500
                   450      Series C-4, 4% due 1/01/2014 ......................................................        450
                 1,250      (TEI Investments L.L.C.), AMT, 3.70% due 2/01/2022 ................................      1,250
                 4,500      (Temperance Enterprises Co.), AMT, 3.70% due 8/01/2011 ............................      4,500
                 1,605      (Tom Miller Inc. Project), AMT, 3.55% due 12/01/2009 ..............................      1,605
                 3,000      (Universal Tube, Inc. Project), AMT, 3.70% due 8/01/2011 ..........................      3,000
                   450      (Whitehall Industries), AMT, Series A-6, 4% due 1/01/2009 .........................        450

-----------------------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997(CONCLUDED)                                                         (IN THOUSANDS)
-----------------------------------------------------------------------------------------------------------------------------
                 FACE                                                                                               VALUE
STATE           AMOUNT                                 ISSUE                                                       (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------
Michigan                 Michigan State Strategic Fund, PCR, Refunding, VRDN, Series A (a):
(concluded)     $4,100        (Consumer's Power Project), 3.65% due 4/15/2018 .................................   $  4,100
                 6,700        (General Motors Corp. Project), 3.55% due 4/01/2008 .............................      6,700
                 7,500   Michigan State Trunk Line, FLOATS, VRDN, Series SG-44, 3.50% due
                         11/15/2024 (a)(b) ....................................................................      7,500
                 1,500   Monroe County, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Detroit Edison Co.), VRDN, Series CC, 4%
                         due 10/01/2024 (a) ...................................................................      1,500
                   700   Royal Oak, Michigan, Hospital Finance Authority, Hospital Revenue Bonds
                         (William Beaumont Hospital), VRDN, Series J, 3.60% due 1/01/2003 (a) .................        700
                   185   Sterling Heights, Michigan, Economic Development Corporation, Limited
                         Obligation Revenue Refunding Bonds (Sterling Shopping Center), VRDN, 3.25%
                         due 12/01/2010 (a) ...................................................................        185
                         University of Michigan, University Revenue Bonds, VRDN, Series A (a):
                 9,800        3.75% due 12/01/2019 ............................................................      9,800
                 3,500        (Medical Service Plan), 3.75% due 12/01/2027 ....................................      3,500
                   500   Walled Lake, Michigan, Consolidated School District Refunding Bonds, UT,
                         3.65% due 5/01/1997 (c) ..............................................................        500
                 7,100   Wayne Charter County, Michigan, Airport Revenue Refunding Bonds (Detroit
                         Metropolitan County), VRDN, AMT, Series A, 3.50% due 12/01/2016 (a) ..................      7,100
                   900   Wyoming, Michigan, Economic Development Corporation, Revenue Refunding
                         Bonds (Family One Inc. Project), VRDN, AMT, 3.60% due 11/01/2019 (a) .................        900
-----------------------------------------------------------------------------------------------------------------------------
Puerto Rico --           Puerto Rico Commonwealth, Government Development Bank, CP:
9.2%             5,000        3.15% due 4/03/1997 .............................................................      5,000
                 7,500        3.50% due 4/09/1997 .............................................................      7,500
                 5,000        3.35% due 4/17/1997 .............................................................      5,000
                 7,500        3.40% due 5/07/1997 .............................................................      7,500
-----------------------------------------------------------------------------------------------------------------------------
                         Total Investments (Cost -- $270,754*) -- 99.2% .......................................    270,754

                         Other Assets Less Liabilities -- 0.8% ................................................      2,215
                                                                                                                 ---------
                         Net Assets -- 100.0% .................................................................   $272,969
                                                                                                                 =========
-----------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b) FGIC Insured.
(c) MBIA Insured
*   Cost for Federal income tax purposes.

See Notes to Financial Statements.

-----------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
-----------------------------------------------------------------------------------------------------------------
Assets:
Investments, at value (identified cost -- $270,754,458) (Note 1a)                                    $270,754,458
Cash .............................................................                                         13,412
Receivables:
     Interest ....................................................          $2,343,672
     Securities sold .............................................             115,000                  2,458,672
                                                                          ------------
Prepaid registration fees and other assets (Note 1d) .............                                          9,049
                                                                                                  ---------------
Total assets .....................................................                                    273,235,591
                                                                                                  ---------------

Liabilities:
     Payables:
     Investment adviser (Note 2) .................................             114,906
     Distributor (Note 2) ........................................              80,205
     Dividends to shareholders (Note 1e) .........................                  90
     Beneficial interest redeemed ................................                  13                    195,214
                                                                          ------------
Accrued expenses and other liabilities ...........................                                         71,042
                                                                                                  ---------------
Total liabilities ................................................                                        266,256
                                                                                                  ---------------

Net Assets .......................................................                                   $272,969,335
                                                                                                  ===============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited
number of shares authorized ......................................                                   $ 27,311,968
Paid-in capital in excess of par .................................                                    245,807,707
Accumulated realized capital losses -- net (Note 4) ..............                                       (150,340)
                                                                                                  ---------------
Net Assets -- Equivalent to $1.00 per share based on
273,119,675 shares of beneficial interest outstanding ............                                   $272,969,335
                                                                                                  ===============

See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------
Investment Income (Note 1c):
Interest and amortization of premium and discount earned .................                              $8,964,633

Expenses:
Investment advisory fees (Note 2) ........................................     $1,255,849
Distribution fees (Note 2) ...............................................        308,843
Accounting services (Note 2) .............................................         53,569
Transfer agent fees (Note 2) .............................................         52,563
Professional fees ........................................................         47,651
Registration fees (Note 1d) ..............................................         26,666
Custodian fees ...........................................................         25,099
Printing and shareholder reports .........................................         20,028
Pricing fees .............................................................          6,372
Trustees' fees and expenses ..............................................          2,429
Amortization of organization expenses (Note 1d) ..........................            527
Other ....................................................................          5,658
                                                                             ------------
Total expenses ...........................................................                               1,805,254
                                                                                                     -------------
Investment income -- net .................................................                               7,159,379

Realized Loss on Investments -- Net (Note 1c) ............................                                 (18,304)
                                                                                                     -------------

Net Increase in Net Assets Resulting from Operations .....................                              $7,141,075
                                                                                                     =============

See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
-------------------------------------------------------------------------------------------------------------------------
                                                                                               For the Year Ended
                                                                                                    March 31,
                                                                                     ------------------------------------
Increase (Decrease) in Net Assets:                                                          1997                1996
-------------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net ........................................................     $     7,159,379     $     7,385,953
Realized loss on investments -- net .............................................             (18,304)            (13,976)
                                                                                      ---------------     ---------------
Net increase in net assets resulting from operations ............................           7,141,075           7,371,977
                                                                                      ---------------     ---------------

Dividends to Shareholders (Note 1e):
Investment income -- net ........................................................          (7,159,379)         (7,385,953)
                                                                                      ---------------     ---------------
Net decrease in net assets resulting from dividends to shareholders .............          (7,159,379)         (7,385,953)
                                                                                      ---------------     ---------------

Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares ................................................       1,149,598,981       1,072,495,850
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e) ..........................................................           7,159,224           7,386,278
                                                                                      ---------------     ---------------
                                                                                        1,156,758,205       1,079,882,128
Cost of shares redeemed .........................................................      (1,131,314,536)     (1,052,494,852)
                                                                                      ---------------     ---------------
Net increase in net assets derived from beneficial interest transactions ........          25,443,669          27,387,276
                                                                                      ---------------     ---------------

Net Assets:
Total increase in net assets ....................................................          25,425,365          27,373,300
Beginning of year ...............................................................         247,543,970         220,170,670
                                                                                      ---------------     ---------------
End of year .....................................................................     $   272,969,335     $   247,543,970
                                                                                      ===============     ===============

See Notes to Financial Statements.

----------------------------------------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.                   For the Year Ended March 31,
                                                           -----------------------------------------------------
Increase (Decrease) in Net Asset Value:                        1997       1996       1995       1994       1993
----------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year .....................    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                            --------   --------   --------   --------   --------
Investment income -- net ...............................         .03        .03        .03        .02        .02
                                                            --------   --------   --------   --------   --------
Total from investment operations .......................         .03        .03        .03        .02        .02
                                                            --------   --------   --------   --------   --------
Less dividends from investment income -- net ...........        (.03)      (.03)      (.03)      (.02)      (.02)
                                                            --------   --------   --------   --------   --------
Net asset value, end of year ...........................    $   1.00   $   1.00   $   1.00   $   1.00   $   1.00
                                                            ========   ========   ========   ========   ========
Total Investment Return ................................       2.89%      3.13%      2.57%      1.81%      2.24%
                                                            ========   ========   ========   ========   ========

Ratios to Average Net Assets:
Expenses, net of reimbursement .........................        .72%       .73%       .73%       .72%       .65%
                                                            ========   ========   ========   ========   ========
Expenses ...............................................        .72%       .73%       .73%       .72%        74%
                                                            ========   ========   ========   ========   ========
Investment income -- net ...............................       2.84%      3.05%      2.54%      1.79%      2.22%
                                                            ========   ========   ========   ========   ========

Supplemental Data:
Net assets, end of year (in thousands) .................    $272,969   $247,544   $220,171   $236,435   $200,200
                                                            ========   ========   ========   ========   ========

See Notes to Financial Statements.

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. Significant Accounting Policies:

CMA Michigan Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner &

--------------------------------------------------------------------------------
CMA MICHIGAN MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1997, the Fund had a net capital loss carryforward of approximately $149,000, of which $62,000 expires in 2001, $4,000 expires in 2002, $50,000 expires in 2003 and $33,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA NEW JERSEY MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA NEW JERSEY MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New Jersey Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                                (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                            ISSUE                                                    (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY--        $ 3,800   Atlantic County, New Jersey, Improvement Authority Revenue Bonds
92.3%                         (Pooled Governmental Loan Program), ACES, 3.20% due 7/01/2026 (a) .............   $  3,800
                              Bayonne, New Jersey, UT:
                      1,000     BAN, 3.85% due 4/11/1997 ....................................................      1,000
                      1,445     BAN, 3.90% due 9/12/1997 ....................................................      1,447
                      4,800     BAN, 4.25% due 9/12/1997 ....................................................      4,805
                      1,560     Temporary Notes, 3.87% due 7/10/1997 ........................................      1,561
                      9,115     Temporary Notes, 4.25% due 7/10/1997 ........................................      9,122
                      9,000   Bernards Township, New Jersey, Sewage Authority, Sewer Revenue Refunding
                              Bonds, 3.70% due 12/15/1997 ...................................................      9,000
                              Camden County, New Jersey, Improvement Authority Revenue Bonds, VRDN (a):
                      3,225     (Jewish Community Center Project), 3.30% due 12/01/2010 .....................      3,225
                     13,900     (Parkview Redevelopment Housing Project), AMT, 3.40% due 7/01/2026 ..........     13,900
                     20,000   Casino Reinvestment Development Authority, New Jersey, BAN (New Jersey
                              Corridor Projects), Series A, 4.50% due 6/03/1997 .............................     20,013
                     17,300   Eagle Tax Exempt Trust, VRDN, Series 94C-3001, 3.56% due 10/01/2015 (a) .......     17,300
                              Elizabeth, New Jersey, BAN, UT:
                      5,671     4.36% due 7/16/1997 .........................................................      5,671
                      5,000     4.42% due 7/16/1997 .........................................................      5,001
                      5,000     4.49% due 7/16/1997 .........................................................      5,002
                     10,000     4.55% due 7/16/1997 .........................................................     10,005
                      6,450   Essex County, New Jersey, Improvement Authority Revenue Bonds (Pooled
                              Governmental Loan Program), ACES, 3.10% due 7/01/2026 (a) .....................      6,450
                     13,260   Floating Rate Trust Certificates, VRDN, Series 1994-E, 3.50% due
                              7/02/1999 (a) .................................................................     13,260
                      8,000   Hudson County, New Jersey, Improvement Authority Floating Bonds (Essential
                              Purpose Pooled Government), VRDN, 3.35% due 7/15/2026 (a) .....................      8,000
                      8,575   Jersey City, New Jersey, GO, School Promissary Notes, UT, 4.125% due
                              3/06/1998 .....................................................................      8,606
                      6,720   Little Egg Harbor, New Jersey, Board of Education, BAN, UT, 4% due
                              4/30/1997 .....................................................................      6,721
                      2,107   Manalapan Township, New Jersey, BAN, UT, 4.25% due 10/15/1997 .................      2,112
                      4,000   Mercer County, New Jersey, TAN, 4.25% due 4/30/1997 ...........................      4,002
                     19,600   Monmouth County, New Jersey, Improvement Authority Revenue Bonds
                              (Pooled Government Loan Program), ACES, 3.20% due 8/01/2016 (a) ...............     19,600

PORTFOLIO ABBREVIATIONS FOR CMA NEW JERSEY MUNICIPAL MONEY FUND

ACES(SM)  Adjustable Convertible Extendable Securities
AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
EDA       Economic Development Authority
FLOATS    Floating Rate Securities
GO        General Obligation Bonds
IDR       Industrial Development Revenue Bonds
PCR       Pollution Control Revenue Bonds
TAN       Tax Anticipation Notes
TRAN      Tax and Revenue Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
--------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                            ISSUE                                                    (NOTE 1a)
--------------------------------------------------------------------------------------------------------------------------
NEW JERSEY          $ 4,765   New Brunswick, New Jersey, BAN, 4% due 12/09/1997 .............................   $  4,776
(CONTINUED)                   New Jersey EDA, Dock Facility Revenue Refunding Bonds (Bayonne/IMTT
                              Project), VRDN, Series A (a):
                        500     3.40% due 12/01/2027 ........................................................        500
                     10,650     3.45% due 12/01/2027 ........................................................     10,650
                              New Jersey EDA, Economic Development Revenue Bonds, VRDN (a):
                      2,000     (400 International Drive Partners), 3.20% due 9/01/2005 .....................      2,000
                        625     (Astor Chocolate Corporation Project), AMT, 3.50% due 4/01/2002 .............        625
                      3,600     (Atlanta--Danic Urban Renewal), 3.10% due 11/01/2007 ........................      3,600
                      9,325     (Benedictine Abbey of Newark), 3.50% due 12/01/2019 .........................      9,325
                      1,625     (Brach/Jersey Avenue Project), 3.25% due 5/01/2011 ..........................      1,625
                      1,250     (Catholic Community Services), 3.35% due 6/01/2025 ..........................      1,250
                      2,550     (Delta Plastics Corporation Project), 3.69% due 10/01/2006 ..................      2,550
                      2,535     (Filtra Corporation Project), 3.50% due 8/01/2015 ...........................      2,535
                      2,000     (International Vitamin Corp. Project), AMT, 3.50% due 5/01/2003 .............      2,000
                      1,150     (Manhattan Bagel Co. Inc. Project), AMT, 3.50% due 10/01/2005 ...............      1,150
                      1,700     (Office Court Associates Project), AMT, 3.30% due 4/01/2011 .................      1,700
                      1,740     (Park Lane Associates Project), AMT, 3.50% due 4/01/2010 ....................      1,740
                      6,100     Refunding (Lawrenceville School Project), Series B, 3.20% due 7/01/2026 .....      6,100
                      2,500     Refunding (Multi-Modal--Church & Dwight), 3.10% due 12/01/2008 ..............      2,500
                      2,320     Refunding (RJB Associates Project), 3.55% due 8/01/2008 .....................      2,320
                      1,345     (Saint Peter's Preparatory School), 3.40% due 1/01/2010 .....................      1,345
                              New Jersey EDA, Exempt Facilities, CP, AMT:
                      4,500     (Chambers Cogeneration), 3.30% due 4/14/1997 ................................      4,500
                      4,500     (Chambers Cogeneration), 3.40% due 7/16/1997 ................................      4,500
                      1,500     (Chambers Cogeneration), 3.45% due 8/08/1997 ................................      1,500
                      2,100     (Keystone Project), 3.25% due 4/14/1997 .....................................      2,100
                      5,000     (Keystone Project), 3.45% due 5/14/1997 .....................................      5,000
                      2,100     (Keystone Project), 3.30% due 5/22/1997 .....................................      2,100
                      2,800     (Keystone Project), 3.35% due 6/02/1997 .....................................      2,800
                      2,700     (Keystone Project), 3.35% due 6/06/1997 .....................................      2,700
                      1,735   New Jersey EDA, IDR (Plastic Suppliers Inc. Project), VRDN, AMT, 3.60% due
                              6/01/2006 (a) .................................................................      1,735
                        800   New Jersey EDA, Industrial and Economic Development Revenue Bonds
                              (Elizabeth Realty Urban Renewal Associates--1986 Project), VRDN, AMT,
                              3.65% due 6/01/2000 (a) .......................................................        800
                     14,900   New Jersey EDA, Natural Gas Facilities Revenue Bonds (NUI Corporation
                              Project), VRDN, AMT, Series A, 3.65% due 6/01/2026 (a)(c) .....................     14,900
                              New Jersey EDA, PCR, VRDN (a):
                      4,835     (General Motors Corp. Project), 3.30% due 10/01/2000 ........................      4,835
                      7,450     (Merck & Co.), Series A, 3.65% due 10/01/2004 ...............................      7,450
                      3,000     Refunding (Public Service Electric & Gas Co.), Series A, 3.10% due
                                9/01/2012 (b) ...............................................................      3,000
                      5,000   New Jersey EDA, Port Facility Revenue Bonds (Trailer Marine Crowle), VRDN,
                              3.30% due 2/01/2002 (a) .......................................................      5,000

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                            ISSUE                                                    (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY                    New Jersey EDA, Revenue Bonds, VRDN (a):
(CONTINUED)         $ 1,130     (E.P. Henry Corp. Project), 3.50% due 3/01/2005 .............................   $  1,130
                      1,075     (Economic Growth--Greater Mercer County), AMT, Series A-1, 3.35%
                                due 11/01/2016 ..............................................................      1,075
                      4,140     (Economic Growth--Greater Mercer County), AMT, Series E, 3.35%
                                due 11/01/2006 ..............................................................      4,140
                      3,570     (Economic Growth--Greater Mercer County), AMT, Series H, 3.35%
                                due 11/01/2016 ..............................................................      3,570
                      1,300     (Economic Growth--Greater Mercer County), Series F, 3.25%
                                due 11/01/2016 ..............................................................      1,300
                      1,500     (Economic Growth--Greater Mercer County), Series G, 3.25%
                                due 11/01/2016 ..............................................................      1,500
                      2,900     (Economic Growth--Paterson), AMT, Series A, 3.35% due 1/01/2016 .............      2,900
                      2,000     (Economic Growth--Paterson), AMT, Series B, 3.30% due 1/01/2005 .............      2,000
                     12,000     (Hoffman--La Roche, Inc. Project), AMT, 3.40% due 11/01/2011 ................     12,000
                      1,000     (The Peddie School Project), 3.40% due 2/01/2026 ............................      1,000
                      2,000     (The Peddie School Project), Series B, 3.40% due 2/01/2019 ..................      2,000
                      3,500   New Jersey EDA, Thermal Energy Facilities Revenue Bonds (Thermal Energy
                              Limited Partnership), AMT, 3.50% due 4/10/1997 ................................      3,500
                              New Jersey EDA, Water Facilities Revenue Refunding Bonds (United Water of
                              New Jersey, Inc. Project), VRDN (a)(c):
                     14,300     AMT, Series A, 3.40% due 11/01/2026 .........................................     14,300
                      2,600     Series B, 3.30% due 11/01/2025 ..............................................      2,600
                     22,130   New Jersey Sports and Exposition Authority, State Contract, VRDN, Series C,
                              3.25% due 9/01/2024 (a)(b) ....................................................     22,130
                      7,585   New Jersey State Educational Facilities Authority Revenue Bonds, FLOATS
                              (Series SG-48), 3.40% due 7/01/2026 (a)(b) ....................................      7,585
                      5,000   New Jersey State, GO, Refunding, UT, Series E, 4.50% due 7/15/1997 ............      5,011
                      5,655   New Jersey State Housing and Mortgage Finance Agency Revenue Bonds
                              (Home Buyer), Series 034, 3.80% due 4/01/1997 .................................      5,655
                              New Jersey State, TAN, CP, Series 96:
                      2,500     3.25% due 4/03/1997 .........................................................      2,500
                      7,500     3.50% due 4/04/1997 .........................................................      7,500
                      2,500     3.25% due 4/08/1997 .........................................................      2,500
                      3,500     3.20% due 4/09/1997 .........................................................      3,500
                      3,500     3.25% due 4/28/1997 .........................................................      3,500
                      2,500     3.25% due 5/01/1997 .........................................................      2,500
                      2,500     3.30% due 5/01/1997 .........................................................      2,500
                      2,500     3.30% due 5/13/1997 .........................................................      2,500
                      2,500     3.25% due 5/14/1997 .........................................................      2,500
                      5,000     3.50% due 6/12/1997 .........................................................      5,000
                     49,800   New Jersey State Turnpike Authority, Turnpike Revenue Refunding Bonds,
                              VRDN, Series D, 3.20% due 1/01/2018 (a)(d) ....................................     49,800
                      1,250   Passaic County, New Jersey, Utilities Authority, Solid Waste System Revenue
                              Bonds (Project Notes), Series B, 3.95% due 9/03/1997 (b) ......................      1,250
                              Port Authority of New York and New Jersey (Line of Credit), CP, AMT:
                      1,100     3.50% due 5/01/1997 .........................................................      1,100
                      1,175     3.60% due 5/28/1997 .........................................................      1,175
                      4,800     3.50% due 8/12/1997 .........................................................      4,800

CMA NEW JERSEY MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                            ISSUE                                                    (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
NEW JERSEY                    Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
(CONCLUDED)                   (Versatile Structure Obligation), VRDN (a):
                    $56,100     AMT, Series 1, 3.70% due 8/01/2028 ..........................................   $ 56,100
                      6,300     Series 2, 3.70% due 5/01/2019................................................      6,300
                     43,600     AMT, Series 4, 3.70% due 4/01/2024 ..........................................     43,600
                      2,600     Series 5, 3.65% due 8/01/2024 ...............................................      2,600
                              Salem County, New Jersey, Industrial Pollution Control Financing Authority
                              Revenue Bonds, Series A:
                      7,300     (du Pont (E.I.) de Nemours & Co.), VRDN, 3.55% due 3/01/2012 (a) ............      7,300
                      4,200     (Philadelphia Electric), CP, 3% due 4/10/1997 (d) ...........................      4,200
                      8,900   South Plainfield, New Jersey, BAN, UT, 4.375% due 7/24/1997 ...................      8,912
                              Union County, New Jersey, Industrial Pollution Control Financing Authority,
                              PCR, Refunding, VRDN (a):
                      2,200     (Allied Signal Project), 3.60% due 12/01/2020 ...............................      2,200
                      5,100     (Exxon Project), 3.20% due 7/01/2033 ........................................      5,100
                      8,000   Woodbridge Township, New Jersey, BAN, UT, 3.91% due 7/02/1997 .................      8,001
------------------------------------------------------------------------------------------------------------------------
PUERTO RICO--                 Puerto Rico Commonwealth, Government Development Bank, CP:
6.9%                  2,000     3.20% due 4/03/1997 .........................................................      2,000
                      2,200     3.10% due 4/04/1997 .........................................................      2,200
                      9,600     3.40% due 4/04/1997 .........................................................      9,600
                      2,300     3.10% due 4/07/1997 .........................................................      2,300
                      3,900     3.15% due 4/08/1997 .........................................................      3,900
                      4,500     3.30% due 4/09/1997 .........................................................      4,500
                      1,400     3.40% due 5/01/1997 .........................................................      1,400
                      2,750     3.55% due 5/09/1997 .........................................................      2,750
                      3,500     3.45% due 5/20/1997 .........................................................      3,500
                      3,500     3.45% due 6/09/1997 .........................................................      3,500
                      7,300   Puerto Rico Commonwealth, Government Development Bank, Refunding,
                              VRDN, 3.10% due 12/01/2015 (a) ................................................      7,300
                      3,950   Puerto Rico Commonwealth, TRAN, Series 1997-A, 4% due 7/30/1997 ...............      3,957
------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS (COST--$678,055*)--99.2% ....................................    678,055

                              OTHER ASSETS LESS LIABILITIES--0.8% ...........................................      5,306
                                                                                                                --------
                              NET ASSETS--100.0% ............................................................   $683,361
                                                                                                                ========
------------------------------------------------------------------------------------------------------------------------

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)MBIA Insured.
(c)AMBAC Insured.
(d)FGIC Insured.
  *Cost for Federal income tax purposes.
   See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------------
CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost--$678,055,103) (Note 1a) ...............                             $   678,055,103
Cash ..........................................................................                                   3,872,442
Receivables:
 Interest .....................................................................         $     5,302,612
 Securities sold ..............................................................                 211,709           5,514,321
                                                                                        ---------------
Prepaid registration fees and other assets (Note 1d) ..........................                                      23,040
                                                                                                            ---------------
Total assets ..................................................................                                 687,464,906
                                                                                                            ---------------

LIABILITIES:
Payables:
 Securities purchased .........................................................               3,500,000
 Investment adviser (Note 2) ..................................................                 281,863
 Distributor (Note 2) .........................................................                 198,743
 Beneficial interest redeemed .................................................                     196           3,980,802
                                                                                        ---------------
Accrued expenses and other liabilities ........................................                                     122,896
                                                                                                            ---------------
Total liabilities .............................................................                                   4,103,698
                                                                                                            ---------------
NET ASSETS ....................................................................                             $   683,361,208
                                                                                                            ===============

NET ASSETS CONSIST OF:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized ....................................................................                             $    68,347,049
Paid-in capital in excess of par ..............................................                                 615,123,117
Accumulated realized capital losses--net (Note 4) .............................                                    (108,958)
                                                                                                            ---------------
NET ASSETS--Equivalent to $1.00 per share based on 683,470,493 shares of
beneficial interest outstanding ...............................................                             $   683,361,208
                                                                                                            ===============

See Notes to Financial Statements.


-------------------------------------------------------------------------------------------------------------------------
CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1c):
Interest and amortization of premium and discount earned ....................                              $    21,300,705

EXPENSES:
Investment advisory fees (Note 2) ...........................................           $     2,990,679
Distribution fees (Note 2) ..................................................                   759,664
Transfer agent fees (Note 2) ................................................                   121,906
Accounting services (Note 2) ................................................                    82,879
Registration fees (Note 1d) .................................................                    63,074
Professional fees ...........................................................                    50,457
Custodian fees ..............................................................                    47,932
Printing and shareholder reports ............................................                    36,647
Pricing fees ................................................................                     8,586
Trustees' fees and expenses .................................................                     5,849
Other .......................................................................                     7,628
                                                                                        ---------------
Total expenses ..............................................................                                    4,175,301
                                                                                                           ---------------
Investment income--net ......................................................                                   17,125,404
REALIZED LOSS ON INVESTMENTS--NET (NOTE 1c) .................................                                      (47,138)
                                                                                                           ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ........................                              $    17,078,266
                                                                                                           ===============


See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------------------
                                                                                           For the Year Ended March 31,
                                                                                           ----------------------------
Increase (Decrease) in Net Assets:                                                             1997             1996
------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net .......................................................          $    17,125,404  $    16,961,902
Realized loss on investments--net ............................................                  (47,138)          (4,492)
                                                                                        ---------------  ---------------
Net increase in net assets resulting from operations .........................               17,078,266       16,957,410
                                                                                        ---------------  ---------------

DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income--net .......................................................              (17,117,196)     (16,955,885)
                                                                                        ---------------  ---------------
Net decrease in net assets resulting from dividends to shareholders ..........              (17,117,196)     (16,955,885)
                                                                                        ---------------  ---------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares .............................................            2,177,998,397    1,937,805,407
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e) ..........................................................               17,116,053       16,956,937
                                                                                        ---------------  ---------------
                                                                                          2,195,114,450    1,954,762,344
Cost of shares redeemed ......................................................           (2,121,998,967)  (1,870,226,420)
                                                                                        ---------------  ---------------
Net increase in net assets derived from beneficial interest transactions .....               73,115,483       84,535,924
                                                                                        ---------------  ---------------

NET ASSETS:
Total increase in net assets .................................................               73,076,553       84,537,449
Beginning of year ............................................................              610,284,655      525,747,206
                                                                                        ---------------  ---------------
End of year* .................................................................          $   683,361,208  $   610,284,655
                                                                                        ===============  ===============

*Undistributed investment income--net (Note 1f) ..............................                       --  $         5,378
                                                                                        ===============  ===============


See Notes to Financial Statements.




CMA NEW JERSEY MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------------------------------------------------------
The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                  For the Year Ended March 31,
                                                                 ---------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                               1997       1996         1995        1994          1993
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year .........................     $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                                 ----------   ----------   ----------   ----------    ----------
Investment income--net .....................................            .03          .03          .02          .02           .02
                                                                 ----------   ----------   ----------   ----------    ----------
Total from investment operations ...........................            .03          .03          .02          .02           .02
                                                                 ----------   ----------   ----------   ----------    ----------
Less dividends from investment income--net .................           (.03)        (.03)        (.02)        (.02)         (.02)
                                                                 ----------   ----------   ----------   ----------    ----------
Net asset value, end of year ...............................     $     1.00   $     1.00   $     1.00   $     1.00    $     1.00
                                                                 ==========   ==========   ==========   ==========    ==========

TOTAL INVESTMENT RETURN ....................................          2.81%        3.07%        2.52%        1.82%         2.21%
                                                                 ==========   ==========   ==========   ==========    ==========

RATIOS TO AVERAGE NET ASSETS:
Expenses ...................................................           .68%         .68%         .71%         .70%          .70%
                                                                 ==========   ==========   ==========   ==========    ==========
Investment income--net .....................................          2.78%        3.02%        2.51%        1.80%         2.16%
                                                                 ==========   ==========   ==========   ==========    ==========

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) .....................     $  683,361   $  610,285   $  525,747   $  441,846    $  388,903
                                                                 ==========   ==========   ==========   ==========    ==========


See Notes to Financial Statements.

CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS

1. SIGNIFICANT ACCOUNTING POLICIES:

CMA New Jersey Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $13,586 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA NEW JERSEY MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. SHARES OF BENEFICIAL INTEREST:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. CAPITAL LOSS CARRYFORWARD:

At March 31, 1997, the Fund had a net capital loss carryforward of approximately $109,000, of which $72,000 expires in 2003, $4,000 expires in 2004 and $33,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA NEW YORK MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA NEW YORK MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA New York Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                                                               (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------

                      FACE                                                                                           VALUE
STATE                AMOUNT                              ISSUE                                                     (NOTE 1a)
----------------------------------------------------------------------------------------------------------------------------
NEW YORK--          $ 1,079   Albany, New York, Housing Authority, Private Act Revenue Bonds (Historic
94.3%                         Bleeker Terrace), VRDN, AMT, 3.50% due 3/01/2015 (a) ............................   $    1,079
                      2,500   Albany, New York, IDA, IDR, Refunding (Albany Ventures Inc. Project),
                              VRDN, 3.55% due 12/29/2010 (a) ..................................................        2,500
                      7,000   Amityville, New York (Union Free School District), TAN, UT, 4.50% due
                              6/26/1997 .......................................................................        7,006
                      4,284   Binghamton, New York, BAN, 4.25% due 5/29/1997 ..................................        4,288
                      4,000   Buffalo, New York, RAN, Series A, 4.25% due 7/15/1997 ...........................        4,007
                              Eagle Tax Exempt Trust, VRDN (a):
                     27,000     Series 1994-3201, 3.61% due 4/01/2034 .........................................       27,000
                      7,200     Series 1994-C4, 3.56% due 8/01/2003 ...........................................        7,200
                     20,000     Series 1995-3201, 3.56% due 8/15/2024 .........................................       20,000
                     19,000   Eastern Suffolk, New York, Board Cooperative Educational Services
                              District, RAN, 4.50% due 6/26/1997 ..............................................       19,022
                     11,000   Erie County, New York, RAN, UT, Series A, 4.25% due 4/17/1997 ...................       11,003
                      7,000   Farmingdale, New York (Union Free School District), TAN, UT, 4.50% due
                              6/26/1997 .......................................................................        7,009
                              Harrison, New York (Central School District), BAN, UT:
                      7,000     4.50% due 7/18/1997 ...........................................................        7,012
                      2,950     (School Building Improvement), 4.25% due 3/19/1998 ............................        2,963
                      6,000   Hicksville, New York (Union Free School District), TAN, UT, 4.25% due 6/26/1997 .        6,004
                     12,000   Longwood, New York (Central School District at Middle Island), TAN, UT,
                              4.50% due 6/26/1997 .............................................................       12,015
                      6,161   Middletown, New York, BAN, UT, Series B, 4.50% due 10/03/1997 ...................        6,179
                      3,000   Monroe County, New York, IDA (Coopervision Project), VRDN, 3.70% due
                              1/01/2012 (a) ...................................................................        3,000
                      2,000   Municipal Assistance Corporation, City of New York, New York, Refunding,
                              Series E, 4% due 7/01/1997 ......................................................        2,001
                              Nassau County, New York, UT:
                     10,000     BAN, Series A, 4% due 8/15/1997 ...............................................       10,015
                      7,871     BAN, Series A, 4.25% due 8/15/1997 ............................................        7,890
                     30,000     RAN, Series B, 4.25% due 4/15/1997 ............................................       30,006
                              New York City, New York, CP:
                     32,400     3.45% due 4/07/1997 ...........................................................       32,400
                      1,500     3.50% due 4/07/1997 ...........................................................        1,500
                     11,300     3.35% due 4/09/1997 ...........................................................       11,300
                     15,000     3.40% due 4/09/1997 ...........................................................       15,000
                     26,900     3.50% due 4/11/1997 ...........................................................       26,900
                     14,400     3.40% due 5/09/1997 ...........................................................       14,400
                     18,000     3.50% due 6/10/1997 ...........................................................       18,000
                      2,000     3.50% due 7/11/1997 ...........................................................        2,000
                      9,000     3.50% due 7/18/1997 ...........................................................        9,000
                     10,000     3.55% due 7/18/1997 ...........................................................       10,000
                     11,000     3.45% due 8/07/1997 ...........................................................       11,000
                      7,000     3.55% due 8/08/1997 ...........................................................        7,000
                      1,500     3.55% due 8/21/1997 ...........................................................        1,500

PORTFOLIO ABBREVIATIONS FOR CMA NEW YORK MUNICIPAL MONEY FUND

AMT       Alternative Minimum Tax (subject to)
BAN       Bond Anticipation Notes
CP        Commercial Paper
GO        General Obligation Bonds
HFA       Housing Finance Agency
IDA       Industrial Development Authority
IDR       Industrial Development Revenue Bonds
M/F       Multi-Family
PCR       Pollution Control Revenue Bonds
RAN       Revenue Anticipation Notes
TAN       Tax Anticipation Notes
UT        Unlimited Tax
VRDN      Variable Rate Demand Notes

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                              ISSUE                                                  (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
NEW YORK                      New York City, New York, GO, VRDN (a):
(CONTINUED)         $ 1,000     Series C, Subseries C-4, 3.70% due 8/01/1997 ..............................   $    1,000
                      3,500     UT, Series B, Sub-Series B-2, 3.65% due 8/15/2003 (d) .....................        3,500
                      3,100     UT, Series B, Sub-Series B-3, 3.65% due 8/15/2004 (d) .....................        3,100
                      1,200     UT, Series E, 3.70% due 5/15/1997 .........................................        1,200
                      7,400     UT, Sub-Series A-4, 3.70% due 8/01/2022 ...................................        7,400
                      6,800     UT, Sub-Series A-4, 3.70% due 8/01/2023 ...................................        6,800
                      1,200     UT, Sub-Series E-5, 3.70% due 8/01/2016 ...................................        1,200
                      1,100     UT, Sub-Series E-5, 3.70% due 8/01/2017 ...................................        1,100
                      1,100     UT, Sub-Series E-5, 3.70% due 8/01/2019 ...................................        1,100
                              New York City, New York, Housing Development Corporation, M/F Mortgage
                              Revenue Bonds, VRDN, AMT, Series A (a):
                     10,000     (West 43rd Street Development), 3.40% due 12/01/2029 ......................       10,000
                     32,400     (West 89th Street), 3.45% due 12/01/2029 ..................................       32,400
                      1,700   New York City, New York, IDA, IDR, VRDN, AMT (Bowe Industrial Inc.
                              Project), Series K, 3.45% due 11/01/2010 (a) ................................        1,700
                              New York City, New York, Municipal Water Financing Authority, Water and
                              Sewer System Revenue Bonds:
                     14,000     CP, 3.60% due 4/07/1997 ...................................................       14,000
                     12,000     CP, 3.40% due 4/21/1997 ...................................................       12,000
                     10,000     CP, 3.45% due 5/16/1997 ...................................................       10,000
                      9,000     CP, 3.60% due 6/12/1997 ...................................................        9,000
                      5,000     CP, 3.60% due 8/06/1997 ...................................................        5,000
                      5,000     Series A, 7% due 6/15/1997 (b) ............................................        5,106
                      2,360     Series A, 8.75% due 6/15/1997 (b) (f) .....................................        2,431
                     20,850     VRDN, Series C, 3.65% due 6/15/2023 (a) (c) ...............................       20,850
                     12,500     VRDN, Series G, 3.75% due 6/15/2024 (a) (c) ...............................       12,500
                              New York City, New York, RAN, UT:
                     33,000     Series A, 4.50% due 4/15/1997 .............................................       33,011
                     51,700     Series B, 4.50% due 6/30/1997 .............................................       51,813
                      3,100   New York City, New York, Trust Cultural Resource Revenue Bonds (Solomon
                              R. Guggenheim), VRDN, Series B, 3.50% due 12/01/2015 (a) ....................        3,100
                              New York State, CP:
                      4,900     Series N, 3.40% due 5/05/1997 .............................................        4,900
                      7,500     Series S, 3.15% due 4/04/1997 .............................................        7,500
                     10,000     Series S, 3.40% due 5/13/1997 .............................................       10,000
                              New York State Dormitory Authority Revenue Bonds:
                      1,900     (City University Systems Consolidated), Series A, 8.125% due 7/01/1997 (b)         1,959
                      5,160     (Memorial Sloan Kettering), CP, Series A, 3.55% due 4/08/1997 .............        5,160
                      3,200     (Memorial Sloan Kettering), CP, Series A, 3.50% due 7/14/1997 .............        3,200
                      1,000     (Memorial Sloan Kettering), CP, Series B, 3.40% due 4/08/1997 .............        1,000
                      8,550     (Memorial Sloan Kettering), CP, Series B, 3.45% due 7/16/1997 .............        8,550
                      9,300     (Memorial Sloan Kettering), CP, Series C, 3.35% due 4/07/1997 .............        9,300
                     18,000     (Memorial Sloan Kettering), CP, Series C, 3.40% due 4/08/1997 .............       18,000
                      4,500     (Memorial Sloan Kettering), CP, Series C, 3.55% due 4/08/1997 .............        4,500
                      6,000     Refunding (City University Systems--3rd Generation Resources), Series 2,
                                4.75% due 7/01/1997 .......................................................        6,008
                              New York State Energy Research and Development Authority, Electric
                              Facilities Revenue Bonds (Long Island Lighting Co.), VRDN, AMT (a):
                      5,000     Series A, 3.55% due 8/01/2025 .............................................        5,000
                     18,300     Series B, 3.55% due 11/01/2023 ............................................       18,300

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
------------------------------------------------------------------------------------------------------------------------

                      FACE                                                                                        VALUE
STATE                AMOUNT                              ISSUE                                                  (NOTE 1a)
------------------------------------------------------------------------------------------------------------------------
NEW YORK            $14,780   New York State Energy Research and Development Authority, PCR (Long Island
(CONTINUED)                   Lighting Co. Project), Series B, 3.60% due 3/01/1998 ........................   $   14,780
                      3,000   New York State Environmental Facilities Corporation, PCR, State Water
                              Revolving Fund (Pooled Loan), Series C, 3.73% due 7/15/1997 .................        3,000
                     26,400   New York State Environmental Facilities Corporation, Resource Recovery
                              Revenue Bonds (OFS Equity Huntington Project), VRDN, AMT, 3.70% due
                              11/01/2014 (a) ..............................................................       26,400
                      3,150   New York State Environmental Facilities Corporation, Solid Waste
                              Disposal Revenue Bonds (General Electric Co. Project), CP, AMT, Series A,
                              3.50% due 7/14/1997 .........................................................        3,150
                      5,960   New York State, GO, 5% due 3/01/1998 ........................................        6,026
                              New York State, HFA, Revenue Bonds, VRDN (a):
                     20,000     (East 84th Street), AMT, Series A, 3.40% due 11/01/2028 ...................       20,000
                        400     (Normandie Court-I Project), 3.40% due 5/15/2015 ..........................          400
                     20,000   New York State, Local Government Assistance Corporation Revenue Bonds, CP,
                              3.70% due 4/07/1997 .........................................................       20,000
                              New York State Medical Care Facilities, Finance Agency Revenue Bonds,
                              VRDN, Series A (a):
                      5,300     (Children's Hospital of Buffalo), 3.15% due 11/01/2005 ....................        5,300
                      3,700     (Pooled Loan Equipment Program II), 3.30% due 11/01/2003 ..................        3,700
                      1,100     Refunding (Huntington Hospital Project), Series A, 8.125% due
                                11/01/1997 (b) ............................................................        1,149
                        805   New York State Mortgage Agency, Revenue Refunding Bonds (Homeowner
                              Mortgage), AMT, Series 54, 3.80% due 4/01/1997 ..............................          805
                              New York State Power Authority, Revenue and General Purpose Bonds, CP:
                     21,500     3.20% due 4/01/1997 .......................................................       21,500
                     22,800     3.30% due 4/04/1997 .......................................................       22,800
                     25,000     3.65% due 4/07/1997 .......................................................       25,000
                     20,000     3.45% due 4/09/1997 .......................................................       20,000
                     39,770   New York State Power Authority, Revenue and General Purpose Bonds
                              (Junior Lien), 3.50% due 9/01/1997 ..........................................       39,770
                      7,000   New York State Thruway Authority, General Revenue Bonds, VRDN, 3.50%
                              due 1/01/2025 (a) ...........................................................        7,000
                      4,000   New York State Urban Development Corporation Revenue Bonds
                              (Correctional Facilities), Series C, 7.625% due 1/01/1998 (b) (e) ...........        4,197
                      5,860   Oneida, New York, City School District, UT, 4.25% due 6/15/1997 .............        5,865
                      5,850   Oswego, New York, BAN, UT, 4.50% due 10/08/1997 .............................        5,867
                     10,000   Patchogue-Medford, New York (Unified Free School District), TAN, UT,
                              4.50% due 6/26/1997 .........................................................       10,015
                              Port Authority of New York and New Jersey, Special Obligation Revenue
                              Bonds (Versatile Structure Obligations), VRDN (a):
                     15,700     AMT, Series 1, 3.70% due 8/01/2028 ........................................       15,700
                      4,600     Series 3, 3.65% due 6/01/2020 .............................................        4,600
                      7,300     Series 5, 3.65% due 8/01/2024 .............................................        7,300
                      9,765   Port Authority of New York and New Jersey, VRDN, AMT, Series SG-52,
                              3.50% due 3/01/2016 (a) (d) .................................................        9,765
                      3,318   Rensselaer County, New York, BAN, UT, Series A, 4.25% due 6/27/1997 .........        3,320
                      7,000   Rochester, New York, RAN, UT, Series III, 4.50% due 6/30/1997 ...............        7,017

CMA NEW YORK MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------

                      FACE                                                                                        VALUE
STATE                AMOUNT                              ISSUE                                                  (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
NEW YORK            $ 1,880   Saint Lawrence County, New York, IDA, Civic Facility Revenue Bonds
(CONCLUDED)                   (Clarkson University Project), VRDN, 3.60% due 10/01/2005 (a) ...............   $    1,880
                      7,000   Saratoga Springs, New York, City School District, RAN, UT, 3.75% due
                              6/27/1997 ...................................................................        7,003
                      4,000   Schenectady County, New York, IDA, IDR (Super Steel Inc. Project),
                              VRDN, AMT, Series A, 3.50% due 5/01/2006 (a) ................................        4,000
                      3,236   Smithtown, New York, BAN, UT, Series B, 4% due 5/02/1997 ....................        3,237
                     28,600   Suffolk County, New York, IDA, IDR (Nissequogue Cogeneration Partners),
                              VRDN, 3.45% due 12/15/2023 (a) ..............................................       28,600
                     38,580   Suffolk County, New York, TAN, UT, Series I, 4% due 8/14/1997 ...............       38,648
                              Suffolk County, New York, Water Authority, BAN, VRDN, UT (a):
                      2,600     3.35% due 12/21/1999 ......................................................        2,600
                     15,000     3.35% due 2/08/2001 .......................................................       15,000
                              Syracuse, New York, BAN, UT:
                      5,000     AMT, Series B, 4.15% due 12/19/1997 .......................................        5,007
                     15,000     Series A, 3.90% due 12/19/1997 ............................................       15,016
                     11,535   Syracuse, New York, IDA, Civic Facility Revenue Bonds (Community
                              Development Properties--Larned Project), VRDN, 3.60% due 4/01/2018 (a) ......       11,535
                      2,360   Triborough Bridge and Tunnel Authority, New York, General Purpose
                              Revenue Bonds, Series B, 5% due 1/01/1998 ...................................        2,382
                      7,000   Valley Stream, New York, Central High School District, TAN, UT, 4.25%
                              due 6/26/1997 ...............................................................        7,006
------------------------------------------------------------------------------------------------------------------------
PUERTO RICO--                 Puerto Rico Commonwealth, Government Development Bank, CP:
4.6%                 46,600     3.40% due 5/08/1997 .......................................................       46,600
                      7,000     3.55% due 5/09/1997 .......................................................        7,000
                      3,500     3.45% due 5/12/1997 .......................................................        3,500
------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS (COST--$1,223,327*)--98.9% ................................    1,223,327

                              OTHER ASSETS LESS LIABILITIES--1.1% .........................................       12,995
                                                                                                              ----------
                              NET ASSETS--100.0% ..........................................................   $1,236,322
                                                                                                              ==========

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)Prerefunded.
(c)FGIC Insured.
(d)MBIA Insured.
(e)AMBAC Insured.
(f)BIG Insured.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.

------------------------------------------------------------------------------------------------------------------------
CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost--$1,223,326,716) (Note 1a) .................                      $ 1,223,326,716
Cash ..............................................................................                              521,495
Receivables:
 Interest .........................................................................     $    11,113,368
 Securities sold ..................................................................           2,369,733       13,483,101
                                                                                        ---------------
Prepaid registration fees and other assets (Note 1d) ..............................                               27,202
                                                                                                         ---------------
Total assets ......................................................................                        1,237,358,514
                                                                                                         ---------------
LIABILITIES:
Payables:
 Investment adviser (Note 2) ......................................................             471,864
 Distributor (Note 2) .............................................................             362,101
 Beneficial interest redeemed .....................................................                  32          833,997
                                                                                        ---------------
Accrued expenses and other liabilities ............................................                              202,195
                                                                                                         ---------------
Total liabilities .................................................................                            1,036,192
                                                                                                         ---------------
NET ASSETS ........................................................................                      $ 1,236,322,322
                                                                                                         ===============

NET ASSETS CONSIST OF:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized ........................................................................                      $   123,720,521
Paid-in capital in excess of par ..................................................                        1,113,484,685
Accumulated realized capital losses--net (Note 4) .................................                             (882,884)
                                                                                                         ---------------
NET ASSETS--Equivalent to $1.00 per share based on 1,237,205,206 shares of
beneficial interest outstanding ...................................................                      $ 1,236,322,322
                                                                                                         ===============


See Notes to Financial Statements.


------------------------------------------------------------------------------------------------------------------------
CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1c):
Interest and amortization of premium and discount earned .........................                       $    40,146,064

EXPENSES:
Investment advisory fees (Note 2) .................................................     $     5,150,683
Distribution fees (Note 2) ........................................................           1,405,157
Transfer agent fees (Note 2) ......................................................             205,845
Registration fees (Note 1d) .......................................................             134,464
Accounting services (Note 2) ......................................................             106,293
Custodian fees ....................................................................              69,745
Professional fees .................................................................              55,784
Printing and shareholder reports ..................................................              54,167
Pricing fees ......................................................................              12,179
Trustees' fees and expenses .......................................................              10,706
Other .............................................................................              12,704
                                                                                        ---------------
Total expenses ....................................................................                            7,217,727
                                                                                                         ---------------
Investment income--net ............................................................                           32,928,337
REALIZED LOSS ON INVESTMENTS--NET (NOTE 1c) .......................................                                 (802)
                                                                                                         ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..............................                      $    32,927,535
                                                                                                         ===============


See Notes to Financial Statements.

---------------------------------------------------------------------------------------------------------------------------
CMA NEW YORK MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------------------------
                                                                                              For the Year Ended March 31,
                                                                                            -------------------------------
Increase (Decrease) in Net Assets:                                                             1997                1996
---------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net ............................................................     $    32,928,337     $    31,054,963
Realized gain (loss) on investments--net ..........................................                (802)              2,835
                                                                                        ----------------    ---------------
Net increase in net assets resulting from operations ..............................          32,927,535          31,057,798
                                                                                        ----------------    ---------------

DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income--net ............................................................         (32,920,755)        (31,054,963)
                                                                                        ----------------    ---------------
Net decrease in net assets resulting from dividends to shareholders ...............         (32,920,755)        (31,054,963)
                                                                                        ----------------    ---------------

BENEFICIAL INTEREST TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares ..................................................       4,110,518,531       3,670,775,973
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e) ...............................................................          32,921,515          31,055,127
                                                                                        ----------------    ---------------
                                                                                          4,143,440,046       3,701,831,100
Cost of shares redeemed ...........................................................      (4,039,388,472)     (3,489,422,207)
                                                                                        ----------------    ---------------
Net increase in net assets derived from beneficial interest transactions ..........         104,051,574         212,408,893
                                                                                        ----------------    ---------------

NET ASSETS:
Total increase in net assets ......................................................         104,058,354         212,411,728
Beginning of year .................................................................       1,132,263,968         919,852,240
                                                                                        ----------------    ---------------
End of year .......................................................................     $ 1,236,322,322     $ 1,132,263,968
                                                                                        ===============     ===============



See Notes to Financial Statements.



------------------------------------------------------------------------------------------------------------------------
CMA NEW YORK MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                                    For the Year Ended March 31,
                                                             -------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                           1997         1996          1995         1994            1993
--------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ...................       $     1.00    $     1.00    $     1.00    $     1.00     $     1.00
                                                             ----------    ----------    ----------    ----------     ----------
Investment income--net ...............................              .03           .03           .03           .02            .02
                                                             ----------    ----------    ----------    ----------     ----------
Total from investment operations .....................              .03           .03           .03           .02            .02
                                                             ----------    ----------    ----------    ----------     ----------
Less dividends from investment income--net ...........             (.03)         (.03)         (.03)         (.02)          (.02)
                                                             ----------    ----------    ----------    ----------     ----------
Net asset value, end of year .........................       $     1.00    $     1.00    $     1.00    $     1.00     $     1.00
                                                             ==========    ==========    ==========    ==========     ==========
TOTAL INVESTMENT RETURN ..............................            2.92%         3.17%         2.59%         1.79%          2.19%
                                                             ==========    ==========    ==========    ==========     ==========

RATIOS TO AVERAGE NET ASSETS:
Expenses .............................................             .63%          .64%          .67%          .67%           .67%
                                                             ==========    ==========    ==========    ==========     ==========
Investment income--net ...............................            2.88%         3.12%         2.59%         1.78%          2.16%
                                                             ==========    ==========    ==========    ==========     ==========

SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ...............       $1,236,322    $1,132,264    $  919,852    $  772,760     $  665,970
                                                             ==========    ==========    ==========    ==========     ==========


See Notes to Financial Statements.

CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS


1. SIGNIFICANT ACCOUNTING POLICIES:

CMA New York Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.


(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $7,582 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND
TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA NEW YORK MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)


Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. SHARES OF BENEFICIAL INTEREST:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. CAPITAL LOSS CARRYFORWARD:

At March 31, 1997, the Fund had a net capital loss carryforward of approximately $883,000, of which $81,000 expires in 1998, $203,000 expires in 2001, $293,000 expires in 2002, $304,000 expires in 2003 and $2,000 expires in 2004. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA NORTH CAROLINA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA NORTH CAROLINA MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.


We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA North Carolina Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                      (IN THOUSANDS)
--------------------------------------------------------------------------------

                      FACE                                                                                                   VALUE
STATE                AMOUNT                                     ISSUE                                                      (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA --    $1,000      Beaufort County, North Carolina, Industrial Facilities and Pollution Control
87.8%                            Financing Authority Revenue Bonds (Texasgulf, Inc. Project), VRDN, 3.50%
                                 due 12/01/2000 (a) ...................................................................      $1,000
                      3,300      Buncombe County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, Revenue Refunding Bonds (Cooper Industries), VRDN,
                                 3.65% due 1/01/2006 (a) ..............................................................       3,300
                      6,600      Cabarrus County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, Industrial Revenue Bonds (S & D Coffee Inc. Project), VRDN,
                                 AMT, 3.50% due 9/01/2011 (a) .........................................................       6,600
                      3,000      Carteret County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, PCR (Texasgulf, Inc. Project), VRDN, 3.40% due
                                 10/01/2005 (a) .......................................................................       3,000
                        800      Catawba County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Lukens Steel Co. Project), VRDN, AMT,
                                 3.75% due 12/01/2009 (a) .............................................................         800
                                 Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care System
                                 Revenue Bonds, VRDN, Series C (a):
                      4,000        3.25% due 1/15/2026 ................................................................       4,000
                      8,500        3.50% due 1/15/2026 ................................................................       8,500
                      5,000      Charlotte, North Carolina, Airport Revenue Refunding Bonds, VRDN, Series A,
                                 3.35% due 7/01/2016 (a)(b) ..........................................................        5,000
                      1,000      Charlotte, North Carolina, Refunding Bonds, GO, UT, 4.50% due 6/01/1997 .............        1,002
                      1,000      Charlotte, North Carolina, Water and Sewer, UT, 7.30% due 6/01/1997 (c) .............        1,027
                                 Craven County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, Resource Bonds (Cravenwood Energy Project), VRDN,
                                 AMT (a):
                      4,400        Series B, 3.80% due 5/01/2011 .....................................................        4,400
                      3,200        Series C, 3.80% due 5/01/2011 .....................................................        3,200
                                 Cumberland County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, Revenue Refunding Bonds (Monsanto Co. Project), VRDN (a):
                      1,715        3.40% due 6/01/2012 ...............................................................        1,715
                        600        3.40% due 10/01/2014 ..............................................................          600
                                 Durham County, North Carolina, Public Improvement Bonds, VRDN, UT (a):
                      1,000        3.40% due 5/01/2009 ...............................................................        1,000
                      1,000        3.40% due 5/01/2010 ...............................................................        1,000
                      1,000        3.40% due 5/01/2011 ...............................................................        1,000
                      2,688      Enfield, North Carolina, BAN, 3.585% due 8/20/1997 ..................................        2,688
                        772      Freemont, North Carolina, BAN, UT, 3.70% due 1/21/1998 ..............................          773
                                 Gaston County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds, VRDN (a):
                      2,000        (Gold Medal Homes), 3.55% due 12/01/2009 ..........................................        2,000
                        800        (Mount Holly Enterprises/Queens G.P. Inc.), AMT, 3.65% due 5/01/2004 ..............          800
                      2,000        (Mount Holly Enterprises/Queens G.P. Inc.), AMT, 3.55% due 12/01/2009 .............        2,000
                                 Granville County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds, VRDN, AMT (a):
                      4,000        Mayville Metal Production Project), 3.65% due 5/23/2020 ...........................        4,000
                      1,840        (Tuscarora Plastics, Inc. Project), 3.65% due 12/01/2001 ..........................        1,840
                        500      Greene County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, IDA, Revenue Bonds (Federal Paper Board Company, Inc.
                                 Project), VRDN, AMT, 3.50% due 11/01/2009 (a) .......................................          500
                                 Guilford County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds, VRDN, AMT (a):
                        900        (Pharmagraphics Inc. Project), 3.75% due 9/01/2010 ................................          900
                      7,500        (US Woven Label Project), 3.50% due 1/01/2013 .....................................        7,500

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997(CONTINUED)           (IN THOUSANDS)
--------------------------------------------------------------------------------

                      FACE                                                                                                   VALUE
STATE                AMOUNT                                     ISSUE                                                      (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA       $26,015     Halifax County, North Carolina, Industrial Facilities and Pollution Control
(CONTINUED)                      Financing Authority Revenue Bonds (Exempt Facilities -- Westmoreland Project),
                                 VRDN, AMT, 3.85% due 12/01/2019 (a) ..................................................   $26,015
                                 Iredell County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds:
                       4,000       (Purina Mills Inc. Project), VRDN, AMT, 3.60% due 7/01/2020 (a) ....................     4,000
                       8,300       (Rubbermaid Specialty Products, Inc.), 3.85% due 6/01/1997 .........................     8,300
                       1,585     Lee County, North Carolina, BAN, 3.96% due 4/02/1997 .................................     1,585
                       3,700     Lenoir County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (West Co. Nebraska, Inc. Project),
                                 VRDN, 3.55% due 10/01/2005 (a) .......................................................     3,700
                       8,900     Lincoln County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Hof Textiles Inc. Project), VRDN, AMT,
                                 3.50% due 10/01/2011 (a) .............................................................     8,900
                       8,500     Mecklenberg County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, IDR (Rexroth Corporation Project), VRDN, AMT, 3.50% due
                                 9/01/2016 (a) ........................................................................     8,500
                                 Mecklenberg County, North Carolina, Industrial Facilities and Pollution  Control
                                 Financing Authority Revenue Bonds, VRDN (a):
                       2,000       (Edgecomb Metals Company Project), 3.40% due 12/01/2009 ............................     2,000
                         900       (Flawa Corporation Project), AMT, 3.35% due 12/01/2008 .............................       900
                       1,500       (Griffith Micro Science Project), AMT, 3.60% due 11/01/2007 ........................     1,500
                       1,000     Mecklenburg County, North Carolina, UT, Series A and B, 6.60% due 4/01/1997 ..........     1,000
                         905     New Hanover County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Interroll Corp. Project), VRDN, 3.65%
                                 due 11/01/2003 (a) ...................................................................       905
                       3,200     North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds,
                                 CP, Series B, 3.15% due 4/01/1997 ....................................................     3,200
                                 North Carolina Educational Facilities Finance Agency Revenue Bonds, VRDN (a):
                       1,500       (Bowman Grey School of Medicine Project), 3.50% due 9/01/2020 ......................     1,500
                       1,500       (Duke University Project), Series A, 3.35% due 6/01/2027 ...........................     1,500
                       3,300     North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds
                                 (Cabarrus Memorial Hospital Project), VRDN, 3.45% due 3/01/2012 (a) ..................     3,300
                                 North Carolina Medical Care Commission, Hospital Revenue Bonds (a):
                       3,300       (Duke University Hospital), VRDN, Series B, 3.35% due 6/01/2015 ....................     3,300
                       3,500       (Duke University Hospital), VRDN, Series C, 3.35% due 6/01/2015 ....................     3,500
                       2,130       (Duke University Hospital), VRDN, Series D, 3.35% due 6/01/2015 ....................     2,130
                       3,700       (Pooled Financing Project), ACES, 3.40% due 4/01/2012 ..............................     3,700
                         200       Refunding (Moses H. Cone Memorial Hospital Project), VRDN, 3.45%
                                   due 10/01/2023 .....................................................................       200
                                 North Carolina Municipal Power Agency, Electric Revenue Bonds
                                 (No. 1 Catawba), CP:
                       3,817       3.35% due 4/10/1997 ................................................................     3,817
                       4,000       3.40% due 6/25/1997 ................................................................     4,000
                       7,000       3.45% due 7/16/1997 ................................................................     7,000
                      16,000       3.50% due 7/16/1997 ................................................................    16,000
                       2,600       3.55% due 7/25/1997 ................................................................     2,600
                      10,000       3.55% due 8/21/1997 ................................................................    10,000
                       3,000       3.60% due 8/22/1997 ................................................................     3,000
                       1,900     North Carolina State Port Authority, Docks and Wharves Facility Revenue Bonds
                                 (Morehead City Terminals), VRDN, AMT, 3.65% due 1/01/2016 (a) ........................     1,900

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997(CONCLUDED)           (IN THOUSANDS)
--------------------------------------------------------------------------------

                      FACE                                                                                                   VALUE
STATE                AMOUNT                                     ISSUE                                                      (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------------------
NORTH CAROLINA        $1,405     Piedmont Triad Airport Authority, North Carolina, Special Facility Revenue
(CONCLUDED)                      Bonds (Purpose - Cessna Aircraft Company Project), VRDN, AMT, 3.65% due
                                 10/01/2012 (a) .......................................................................     $ 1,405
                       1,700     Raleigh-Durham, North Carolina, Airport Authority, Special Facility Revenue
                                 Refunding Bonds (American Airlines), VRDN, Series A, 3.70% due 11/01/2015 (a) ........       1,700
                       5,770     Robeson County, North Carolina, BAN, UT, 3.485% due 10/15/1997 .......................       5,771
                         700     Rowan County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Reynolds Metals Company Project),
                                 3.55% due 6/01/1997 ..................................................................         700
                       3,100     Rutherford County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (All American Homes of North Carolina Inc.),
                                 VRDN, AMT, 3.75% due 11/01/2011 (a) ..................................................       3,100
                       1,000     South Central Water and Sewer District, North Carolina, Harnett County, BAN, UT,
                                 3.52% due 6/11/1997 ..................................................................       1,000
                       2,225     Tabor City, North Carolina, BAN, UT, 3.64% due 6/05/1997 .............................       2,225
                       5,100     University of North Carolina, Chapel Hill School of Medicine and Ambulatory
                                 Care Clinic Revenue Bonds, VRDN, 3.35% due 7/01/2012 (a) .............................       5,100
                       4,500     Wake County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority Revenue Bonds (Carolina Power and Light Company
                                 Project), VRDN, Series C, 3.65% due 10/01/2015 (a) ...................................       4,500
                       2,000     Wayne County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, Revenue Refunding Bonds (General Signal), VRDN,
                                 3.65% due 12/01/2000 (a) .............................................................       2,000
                         600     Wilson County, North Carolina, Industrial Facilities and Pollution Control
                                 Financing Authority, IDR (North Carolina Chip Co. Project), VRDN, 3.65% due
                                 1/01/2000 (a) ........................................................................         600
                       1,100     Winston-Salem, North Carolina, Urban Redevelopment, Mortgage Revenue
                                 Refunding Bonds (Summit Square Garden Apartments), CP, 3.40% due 4/17/1997 ...........       1,100
                       3,500     Winston-Salem, North Carolina, Water and Sewer System Revenue Bonds, CP,
                                 3.40% due 4/17/1997 ..................................................................       3,500
-----------------------------------------------------------------------------------------------------------------------------------
PUERTO RICO --                   Puerto Rico Commonwealth, Government Development Bank, CP:
10.8%                  5,500       3.15% due 4/01/1997 ................................................................       5,500
                       8,900       3.05% due 4/03/1997 ................................................................       8,900
                       7,500       3.25% due 4/03/1997 ................................................................       7,500
                       3,000       3.50% due 4/11/1997 ................................................................       3,000
                                 Puerto Rico Industrial, Medical and Environmental Pollution Control Facilities
                                 Financing Authority Revenue Bonds:
                       1,750       (Abbott Labs Project), 3.75% due 3/01/1998 .........................................       1,750
                       2,940       (Dickinson & Co.), 3.76% due 3/01/1998 .............................................       2,940
-----------------------------------------------------------------------------------------------------------------------------------
                                 TOTAL INVESTMENTS (COST -- $270,388*) -- 98.6% .......................................     270,388

                                 OTHER ASSETS LESS LIABILITIES -- 1.4% ................................................       3,792
                                                                                                                           --------
                                 NET ASSETS -- 100.0% .................................................................    $274,180
                                                                                                                           ========
-----------------------------------------------------------------------------------------------------------------------------------

(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.

(b)   MBIA Insured.

(c)   Prerefunded.

  *   Cost for Federal income tax purposes.



See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
--------------------------------------------------------------------------------

ASSETS:
Investments, at value (identified cost -- $270,387,549) (Note 1a) .............                          $270,387,549
Cash ..........................................................................                               300,760
Receivables:
  Securities sold .............................................................             $3,001,870
  Interest ....................................................................              1,061,411      4,063,281
                                                                                            ----------
Prepaid registration fees and other assets (Note 1d) ..........................                                10,761
                                                                                                         ------------
Total assets ..................................................................                           274,762,351
                                                                                                         ------------
LIABILITIES:
Payables:
  Securities purchased ........................................................                300,665
  Investment adviser (Note 2) .................................................                116,227
  Distributor (Note 2) ........................................................                 84,050
  Dividends to shareholders (Note 1e) .........................................                     66        501,008
                                                                                             ---------
Accrued expenses and other liabilities ........................................                                81,277
                                                                                                         ------------
Total liabilities ..............................................................                              582,285
                                                                                                         ------------
NET ASSETS .....................................................................                         $274,180,066
                                                                                                         ============
NET ASSETS CONSIST OF:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized .....................................................................                          $27,421,988
Paid-in capital in excess of par ...............................................                          246,797,889
Accumulated realized capital losses -- net (Note 4) ............................                              (39,811)
                                                                                                         ------------
NET ASSETS -- Equivalent to $1.00 per share based on 274,219,877 shares of
beneficial interest outstanding ................................................                         $274,180,066
                                                                                                         ============


See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

INVESTMENT INCOME (NOTE 1c):
Interest and amortization of premium and discount earned ......................                            $9,351,932

EXPENSES:
Investment advisory fees (Note 2) .............................................            $1,331,895
Distribution fees (Note 2) ....................................................               326,935
Transfer agent fees (Note 2) ..................................................                60,651
Accounting services (Note 2) ..................................................                50,439
Professional fees .............................................................                48,098
Registration fees (Note 1d) ...................................................                30,259
Custodian fees ................................................................                26,304
Printing and shareholder reports ..............................................                22,476
Pricing fees ..................................................................                 6,495
Trustees' fees and expenses ...................................................                 2,436
Amortization of organization expenses (Note 1d) ...............................                 1,242
Other .........................................................................                 4,035
                                                                                           ----------
Total expenses ................................................................                             1,911,265
                                                                                                           ----------
Investment income -- net ......................................................                             7,440,667
REALIZED LOSS ON INVESTMENTS -- NET (NOTE 1c) .................................                                (3,442)
                                                                                                           ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ..........................                            $7,437,225
                                                                                                           ==========

See Notes to Financial Statements.


CMA NORTH CAROLINA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                                    For the Year Ended
                                                                                                         March 31,
                                                                                              --------------------------------
Increase (Decrease) in Net Assets:                                                                1997               1996
------------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income -- net ...................................................... ......         $  7,440,667       $  8,169,520
Realized loss on investments -- net ..................................................               (3,442)            (7,855)
                                                                                               ------------       ------------
Net increase in net assets resulting from operations .................................            7,437,225          8,161,665
                                                                                               ------------       ------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income -- net .............................................................           (7,440,667)        (8,169,520)
                                                                                               ------------       ------------
Net decrease in net assets resulting from dividends to shareholders ..................           (7,440,667)        (8,169,520)
                                                                                               ------------       ------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares .....................................................          757,440,492        854,050,473
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e) ...............................................................            7,440,785          8,167,035
                                                                                               ------------       ------------
                                                                                                764,881,277        862,217,508
Cost of shares redeemed ..............................................................         (764,608,188)      (867,003,212)
                                                                                               ------------       ------------
Net increase (decrease) in net assets derived from beneficial interest transactions ..              273,089         (4,785,704)
                                                                                               ------------       ------------
NET ASSETS:
Total increase (decrease) in net assets ..............................................              269,647         (4,793,559)
Beginning of year ....................................................................          273,910,419        278,703,978
                                                                                               ------------       ------------
End of year ..........................................................................         $274,180,066       $273,910,419
                                                                                               ============       ============



See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.


                                                                              For the Year Ended March 31,
                                                   ---------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:              1997             1996             1995            1994             1993
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year ............    $   1.00         $   1.00        $   1.00         $   1.00         $   1.00
                                                   --------         --------        --------         --------         --------
Investment income -- net ......................         .03              .03             .03              .02              .02
                                                   --------         --------        --------         --------         --------
Total from investment operations ..............         .03              .03             .03              .02              .02
                                                   --------         --------        --------         --------         --------
Less dividends from investment income -- net...        (.03)            (.03)           (.03)            (.02)            (.02)
                                                   --------         --------        --------         --------         --------
Net asset value, end of year ..................    $   1.00         $   1.00        $   1.00         $   1.00         $   1.00
                                                   ========         ========        ========         ========         ========
TOTAL INVESTMENT RETURN .......................       2.82%            3.13%           2.61%            1.85%            2.25%
                                                   ========         ========        ========         ========         ========
RATIOS TO AVERAGE NET ASSETS:
Expenses, net of reimbursement ................        .72%             .69%            .62%             .61%             .57%
                                                   ========         ========        ========         ========         ========
Expenses ......................................        .72%             .74%            .72%             .71%             .73%
                                                   ========         ========        ========         ========         ========
Investment income -- net ......................       2.79%            3.08%           2.58%            1.84%            2.20%
                                                   ========         ========        ========         ========         ========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands) ........    $274,180         $273,910        $278,704         $293,452         $235,384
                                                   ========         ========        +=======         ========         ========



See Notes to Financial Statements.

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:

CMA North Carolina Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company

CMA NORTH CAROLINA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. SHARES OF BENEFICIAL INTEREST:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. CAPITAL LOSS CARRYFORWARD:

At March 31, 1997, the Fund had a net capital loss carryforward of approximately $39,000, of which $5,000 expires in 2001, $10,000 expires in 2002, $13,000 expires in 2003 and $11,000 expires in 2005. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA OHIO MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA OHIO MUNICIPAL MONEY FUND OF
CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Ohio Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 7, 1997

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                      (IN THOUSANDS)
--------------------------------------------------------------------------------

                  FACE                                                                                           VALUE
   STATE         AMOUNT                                       ISSUE                                            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
Ohio -- 99.3%    $1,090  Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, 4.125% due 1/02/2003 (a)....  $1,090
                    650  Arlington, Ohio, BAN, 4.25% due 7/09/1997 ..........................................     651
                  3,900  Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County
                         Medical Center Project), VRDN, 3.55% due 12/01/2007 (a) ............................   3,900
                  2,385  Ashtabula County, Ohio, IDR (Neff-Perkins Co. Project), VRDN, AMT, 3.65%
                         due 6/01/2005 (a) ..................................................................   2,385
                  1,670  Bluffton, Ohio, Exempted Village School District, BAN, 4.22% due  6/19/1997 ........   1,672
                    395  Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 3.65% due 2/01/2002 (a)...     395
                  1,035  Canfield, Ohio, Local School District, BAN, UT, 4.50% due 10/02/1997 ...............   1,037
                  1,095  Canton, Ohio, IDR (Accu Plate Project), VRDN, AMT, 3.55% due 3/01/2017 (a) .........   1,095
                  3,355  Cincinnati and Hamilton Counties, Ohio, Port Authority, Economic Development
                         Revenue Bonds (Berthesda One Ltd.), 4.10% due 8/01/1997 ............................   3,355
                    100  Cincinnati and Hamilton Counties, Ohio, Port Authority, IDR, Refunding
                         (Schottenstein Stores), VRDN, 3.50% due 9/01/1997 (a) ..............................     100
                         Cincinnati, Ohio, City School District:
                  7,000      BAN, 4.37% due 9/18/1997 .......................................................   7,012
                  2,280      TAN, Series C, 5.41% due 7/10/1997 .............................................   2,291
                  5,200  Clermont County, Ohio, Hospital Facilities Revenue Refunding Bonds (Mercy
                         Health Systems), VRDN, Series A, 3.45% due 12/01/2021 (a) ..........................   5,200
                  2,000  Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                         3.75% due 9/01/2005 (a) ............................................................   2,000
                  1,050  Crawford County, Ohio, BAN, UT, 4.35% due 5/16/1997 ................................   1,050
                    900  Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Benjamin Rose
                         Institute Project), VRDN, Series B, 3.50% due 12/01/2000 (a) .......................     900
                  2,000  Cuyahoga County, Ohio, Hospital Revenue Improvement Bonds (Cleveland
                         University Hospital), VRDN, 3.80% due 1/01/2016 (a) ................................   2,000
                         Cuyahoga County, Ohio, IDR, VRDN (a):
                    940      (Athens Pastries Inc. Project), AMT, 3.70% due 6/03/2009 .......................     940
                  5,275      (Cleveland E Excel Ltd.), AMT, 3.65% due 3/01/2019 .............................   5,275
                    650      (Erieview Metal Treating Project), AMT, 3.70% due 5/05/2010 ....................     650
                  3,230      Refunding (Parma Care Center, Inc.), 3.70% due 12/01/2011 ......................   3,230
                    945      Refunding (Pleasant Lake Association Project), 3.55% due 5/01/2011 .............     945
                  3,700      (Suburban Pavilion Inc. Project), AMT, 4.125% due 10/02/2006 ...................   3,700
                         Eagle Tax Exempt Trust, Custodial Receipts, VRDN (a):
                  5,000      3.56% due 7/01/2015 ............................................................   5,000
                  5,000      3.56% due 7/01/2015 ............................................................   5,000
                  1,970  East Muskingum, Ohio, Water Authority Revenue Bonds, BAN, 4.50% due 6/27/1997 ......   1,972
                         Erie County, Ohio, IDR, VRDN (a):
                    500      (Brighton Manor Company Project), AMT, 3.65% due 11/01/2016 ....................     500
                  1,705      Refunding (Huron Health Care Center Project), 3.55% due 8/01/2007 ..............   1,705
                  1,910  Euclid County, Ohio, BAN, 4.15% due 7/11/1997 ......................................   1,911
                         Finneytown, Ohio, Local School District, BAN, UT:
                  1,370      4.22% due 7/17/1997 ............................................................   1,373
                  1,000      4.38% due 7/17/1997 ............................................................   1,002

--------------------------------------------------------------------------------
Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT          Alternative Minimum Tax (subject to)
BAN          Bond Anticipation Notes
CP           Commercial Paper
GO           General Obligation Bonds
HFA          Housing Finance Agency
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
TAN          Tax Anticipation Notes
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                  FACE                                                                                           VALUE
   STATE         AMOUNT                                       ISSUE                                            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
Ohio             $9,750  Forest Hills, Ohio, Local School District, BAN, UT, 4.21% due 6/17/1997 ..........    $9,764
(continued)       3,500  Franklin County, Ohio, Health Systems Revenue Bonds (Franciscan Sisters - Saint
                         Anthony Medical Facility), VRDN, Series B, 3.65% due 7/01/2015 (a) ...............     3,500
                         Franklin County, Ohio, Hospital Revenue Bonds, VRDN (a):
                  5,000      (Children's Hospital Project), Series B, 3.65% due 12/01/2014 ................     5,000
                  1,000      (Lutheran Senior City Inc. Project), 3.45% due 5/01/2015 .....................     1,000
                         Franklin County, Ohio, IDR :
                  1,395      (GSW Building Association Ltd.), 3.70% due 5/01/1997 .........................     1,395
                  2,500      Refunding (Heekin Can Inc. Project), VRDN, AMT, 3.75% due 5/01/2007 (a) ......     2,500
                  3,000  Franklin County, Ohio, M/F Housing Revenue Bonds (Colonial Courts Project),
                         VRDN, AMT, 3.70% due 12/01/2024 (a) ..............................................     3,000
                    821  Franklin, Ohio, BAN, 4.45% due 8/26/1997 .........................................       822
                  3,100  Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT,
                         3.70% due 4/01/2007 (a) ..........................................................     3,100
                  2,200  Geauga County, Ohio, IDR (Neff-Perkins Co. Project), VRDN, AMT, 3.65%
                         due 6/01/2005 (a) ................................................................     2,200
                  3,125  Greene County, Ohio, GO, 4.50% due 9/11/1997 .....................................     3,131
                  1,000  Greene County, Ohio, IDR (FC Ltd. AFC Stamping), VRDN, AMT, 3.70% due
                         9/01/2016 (a) ....................................................................     1,000
                  2,500  Greenville, Ohio, BAN, 4.50% due 7/09/1997 .......................................     2,502
                    880  Hamilton County, Ohio, Economic Development Revenue Bonds (Cincinnati
                         Performing Arts), VRDN, 3.50% due 6/15/2005 (a) ..................................       880
                  1,725  Hancock County, Ohio, GO, Series A, 4.50% due 9/19/1997 ..........................     1,729
                  1,180  Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, AMT, 3.70% due
                         12/01/2014 (a) ...................................................................     1,180
                  2,000  Indian Lake, Ohio, Local School District, BAN, 4.14% due 4/09/1997 ...............     2,000
                  5,287  Kent, Ohio, City School District, BAN, UT, 4% due 7/15/1997 ......................     5,292
                  2,400  Knox County, Ohio, BAN, Series A, 4.10% due 8/27/1997 ............................     2,405
                  1,800  Lisbon, Ohio, Exempted Village School District, BAN, UT, 4.50% due 9/04/1997 .....     1,803
                  5,500  Lorain County, Ohio, BAN, 4.40% due 9/19/1997 ....................................     5,510
                  3,200  Lorain County, Ohio, IDR (DGR Investment Ltd./Trimline Die Corp.), VRDN, AMT,
                         3.80% due 12/01/2012 (a) .........................................................     3,200
                  5,000  Lorain County, Ohio, Independent Living Facilities Revenue Bonds (Elyria
                         United Methodist Project), VRDN, Series A, 3.50% due 6/01/2022 (a) ...............     5,000
                  3,000  Lucas County, Ohio, Economic Development Revenue Bonds (Hammill
                         Manufacturing Co. Project), VRDN, AMT, 3.60% due 5/01/2010 (a) ...................     3,000
                    225  Lucas County, Ohio, Hospital Revenue Bonds (Sunshine Children's Home
                         Project), VRDN, 3.60% due 12/01/2007 (a) .........................................       225
                  4,995  Lucas County, Ohio, IDR (Reichert Stamping Co. Project), VRDN, 3.70%
                         due 7/15/2006 (a) ................................................................     4,995
                  1,100  Madeira, Ohio, Local School District, BAN, UT, 4.22% due 7/17/1997 ...............     1,102
                    955  Marion County, Ohio, Hospital Improvement Revenue Bonds (Pooled Lease
                         Program), VRDN, 3.55% due 5/01/2019 (a) ..........................................       955
                  1,935  Marion County, Ohio, IDR (Mid-Ohio Packaging Company Project), VRDN,
                         AMT, 3.70% due 11/01/2015 (a) ....................................................     1,935
                  2,970  Mentor, Ohio, IDR (Metcor Partnership/Tridelt), VRDN, AMT, 3.65% due
                         12/01/2008 (a) ...................................................................     2,970
                  2,470  Montgomery County, Ohio, IDR (Citywide Development Corp. Project), VRDN,
                         AMT, 3.65% due 12/01/2013 (a) ....................................................     2,470
                    605  Montgomery County, Ohio, IDR (Town Centers Ltd. Partnership Project), AMT,
                         3.80% due 5/15/1997 ..............................................................       605
                  1,980  Moraine, Ohio, IDR, Refunding (Gray America Corporation Project), VRDN, AMT,
                         3.65% due 12/01/2001 (a) .........................................................     1,980
                    400  Mount Gilead, Ohio, BAN, 4% due 11/06/1997 .......................................       400
                  2,000  Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 3.65% due 10/01/2003 (a) .........     2,000

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                  FACE                                                                                           VALUE
   STATE         AMOUNT                                       ISSUE                                            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
Ohio                     Ohio, HFA, Mortgage Revenue Bonds, AMT (c):
(continued)     $10,000      Series A-1, 3.55% due 9/01/1997 ..............................................   $10,000
                 10,000      Series B-3, 4% due 8/13/1997 .................................................    10,000
                         Ohio State Air Quality Development Authority, Revenue Refunding Bonds:
                  2,400      (Cincinnati Gas & Electric), VRDN, Series A, 3.80% due 9/01/2030 (a) .........     2,400
                  1,400      (Cincinnati Gas & Electric), VRDN, Series B, 3.65% due 9/01/2030 (a) .........     1,400
                  5,930      (Environmental Improvement - USX Project), 3.45% due 9/01/1997 ...............     5,930
                         Ohio State Higher Educational Facilities, Commission Revenue Bonds,
                         VRDN (a):
                  2,790      (Mount Vernon), 3.60% due 9/01/2009 ..........................................     2,790
                  4,800      (Facilities Pooled Financing), 3.30% due 12/01/2016 ..........................     4,800
                  3,325  Ohio State, IDR, Refunding (General Motors Corp. Project), VRDN, 3.70% due
                         9/01/2001 (a) ....................................................................     3,325
                  2,600  Ohio State, PCR, Refunding (Sohio Air Project - BP Petroleum), VRDN, 3.60%
                         due 5/01/2022 (a) ................................................................     2,600
                  2,110  Ohio State, PCR, Refunding (Sohio Water Project - BP Petroleum), VRDN, 3.60%
                         due 5/01/2022 (a) ................................................................     2,110
                  9,000  Ohio State Water Development Authority, Environmental Improvement Revenue
                         Bonds (Mead Corp. Project), CP, AMT, 3.45% due 5/01/1997 .........................     9,000
                         Ohio State Water Development Authority, Pollution Control Facilities Revenue
                         Bonds (Duquesne Light Co. Project), CP, AMT:
                  3,000      3.40% due 4/01/1997 ..........................................................     3,000
                  5,000      3.50% due 5/09/1997 ..........................................................     5,000
                  5,735  Ohio State Water Development Authority, Pollution Control Facilities Revenue
                         Refunding Bonds (Cleveland Electric Illuminating Co.), CP, Series A, 3.45% due
                         4/15/1997 (b) ....................................................................     5,735
                  6,745  Ohio State Water Development Authority Revenue Bonds, VRDN, Series A,
                         3.55% due 9/01/1998 (a) ..........................................................     6,745
                  3,000  Ohio State Water Development Authority, Solid Waste Disposal Revenue
                         Bonds (American Steel & Wire Corp.), VRDN, 3.70% due 9/01/2025 (a) ...............     3,000
                    400  Paulding County, Ohio, IDR, Refunding (Countrymark Cooperative Inc. Project),
                         VRDN, 3.50% due 3/01/1999 (a) ....................................................       400
                  4,600  Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge Corp.
                         Project), VRDN, AMT, 3.70% due 8/01/2026 (a) .....................................     4,600
                         Portage County, Ohio, IDR, VRDN, AMT (a):
                  1,445      (John E. Susong Project), Series B, 3.70% due 5/02/2016 ......................     1,445
                  1,825      (NCSP L.P. Project), 3.65% due 7/01/2014 .....................................     1,825
                  2,695      (PM Property One, Ltd.), 3.65% due 11/01/2012 ................................     2,695
                  2,180      Refunding (John E. Susong Project), Series A, 3.70% due 5/02/2011 ............     2,180
                  1,350  Powell Village, Ohio, BAN, 4.10% due 7/09/1997 ...................................     1,351
                  2,380  Richland County, Ohio, BAN, 4.375% due 6/05/1997 .................................     2,382
                  1,100  Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker Holdings,
                         Inc.), VRDN, 3.55% due 12/01/2010 (a) ............................................     1,100
                  1,250  Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital Project),
                         VRDN, 3.45% due 12/01/2020 (a) ...................................................     1,250
                  4,500  Sandusky County, Ohio, IDR (Magnesium Refining Technologies, Inc.), VRDN,
                         AMT, Series A, 3.70% due 9/01/2007 (a) ...........................................     4,500
                         Sandusky County, Ohio, IDR, VRDN, AMT (a):
                  1,300      (Brighton Manor Co. Project), 3.65% due 12/01/2016 ...........................     1,300
                  2,200      (Crown Battery Manufacturing Co.), 3.55% due 8/06/2003 .......................     2,200
                    305  Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 3.70% due 11/01/2004 (a) ..........       305
                         Stark County, Ohio, IDR, VRDN, AMT (a):
                  2,695      (Superior Dairy Inc. Project), 3.65% due 5/01/2003 ...........................     2,695
                  1,350      (Wilkof-Morris Project), 3.70% due 1/01/2010 .................................     1,350

CMA OHIO MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)          (IN THOUSANDS)
--------------------------------------------------------------------------------

                  FACE                                                                                           VALUE
   STATE         AMOUNT                                       ISSUE                                            (NOTE 1a)
-----------------------------------------------------------------------------------------------------------------------
Ohio             $2,160  Strongsville, Ohio, IDR (E&E Properties/Dupli System Project), VRDN, 3.70%
(concluded)              due 2/01/2010 (a) ................................................................   $ 2,160
                    600  Summit County, Ohio, Hospital Facilities Revenue Bonds (Cuyahoga Falls
                         General Hospital), VRDN, Series B, 3.50% due 7/01/1999 (a) .......................       600
                         Summit County, Ohio, IDR:
                  1,760      (Austin Printing Co. Inc. Project), VRDN, AMT, 3.70% due 8/01/2006 (a) .......     1,760
                  2,480      (Delco Corp. Project), VRDN, AMT, 3.70% due 6/01/2016 (a) ....................     2,480
                    400      (Forest Manufacturing Project), VRDN, 3.65% due 11/01/2001 (a) ...............       400
                    840      (Hardcoating Project), VRDN, 3.70% due 7/01/2002 (a) .........................       840
                    670      (Lucerne Production Project), VRDN, AMT, 3.65% due 6/01/2002 (a) .............       670
                    905      (Ohio Camshaft Project), 3.80% due 4/01/1997 .................................       905
                  1,260      (Sigma Properties Project), VRDN, 3.70% due 6/01/2008 (a) ....................     1,260
                  1,100      (Steffen Bookbinders Project), VRDN, 3.70% due 11/01/2004 (a) ................     1,100
                    550      (Struktol Project), VRDN, AMT, Series A, 3.65% due 6/01/2002 (a) .............       550
                  1,040      (Texler Inc. Project), AMT, 3.80% due 5/01/1997 ..............................     1,040
                  4,000  Toledo, Ohio, City Services Special Assessment Notes (Special Obligation),
                         4.50% due 6/02/1997 ..............................................................     4,003
                  1,590  Troy, Ohio, Economic Development Revenue Bonds (L&CP Corp. Project), AMT,
                         3.70% due 6/01/1997 ..............................................................     1,590
                  1,985  Trumbull County, Ohio, IDR (ATD Corp. Project), VRDN, AMT, 3.70% due
                         8/01/2010 (a) ....................................................................     1,985
                  2,500  Union County, Ohio, IDR (Union Aggregates Co. Project), VRDN, AMT, 3.75%
                         due 11/01/2006 (a) ...............................................................     2,500
                  1,250  Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 3.45% due
                         5/01/2016 (a) ....................................................................     1,250
                  1,575  Valley View, Ohio, IDR, Refunding and Improvement (Sweet Valley Dillion Project),
                         VRDN, AMT, 3.25% due 4/01/2011 (a) ...............................................     1,575
                    821  Wapakoneta, Ohio, Special Assessment, 4.70% due 9/16/1997 ........................       823
                         Warren County, Ohio, IDR, VRDN, AMT (a):
                  3,700      (Johnson & Hardin Enterprises), Series A, 3.75% due 2/01/2010 ................     3,700
                  2,080      (Kardol Quality Products Project), 3.75% due 12/01/2014 ......................     2,080
                  1,185  Warren County, Ohio, Special Assessment, BAN, 4.38% due 6/03/1997 ................     1,186
                  8,500  Westlake, Ohio, City School District, BAN, UT, 4.20% due 7/28/1997 ...............     8,516
                  2,465  Willoughby, Ohio, IDR (Malish Brush & Specialty), VRDN, AMT, 3.65% due
                         6/01/2009 (a) ....................................................................     2,465
                  3,000  Wood County, Ohio, Economic Development Revenue Bonds (Great Lakes
                         Window Project), AMT, 4.50% due 6/01/1997 ........................................     3,000
                         Wood County, Ohio, IDR, VRDN, AMT (a):
                  1,205      (B&B Box Co. Project), 3.70% due 3/01/2011 ...................................     1,205
                  1,120      (Centaur Tool & Die Inc. Project), 3.70% due 8/01/2010 .......................     1,120
                  1,410  Woodster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 3.70% due
                         5/01/2010 (a) ....................................................................     1,410
                  3,525  Zanesville - Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                         Project), VRDN, AMT, 3.65% due 9/01/2004 (a) .....................................     3,525
---------------------------------------------------------------------------------------------------------------------
                         Total Investments (Cost -- $324,997*) -- 99.3% ...................................   324,997
                         Other Assets Less Liabilities -- 0.7% ............................................     2,176
                                                                                                             --------
                         Net Assets -- 100.0% .............................................................  $327,173
                                                                                                             ========

--------------------------------------------------------------------------------


(a) The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.

(b)   FGIC Insured.

(c)   GNMA Collateralized.

  *   Cost for Federal income tax purposes.


See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997
--------------------------------------------------------------------------------

Assets:
Investments, at value (identified cost -- $324,997,003) (Note 1a)...............                      $324,997,003
Cash............................................................................                           250,090
Interest receivable.............................................................                         2,222,349
Prepaid registration fees and other assets (Note 1d)............................                            12,000
                                                                                                      ------------
Total assets....................................................................                       327,481,442
                                                                                                      ------------
Liabilities:
Payables:
  Investment adviser (Note 2)...................................................     $  140,225
  Distributor (Note 2)..........................................................         95,429
  Beneficial interest redeemed..................................................             33
  Dividends to shareholders (Note 1e)...........................................              6            235,693
                                                                                       --------
Accrued expenses and other liabilities..........................................                            72,708
                                                                                                      ------------
Total liabilities...............................................................                           308,401
                                                                                                      ------------
Net Assets......................................................................                      $327,173,041
                                                                                                      ============

Net Assets Consist of:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized......................................................................                       $32,720,460
Paid-in capital in excess of par................................................                       294,484,136
Accumulated realized capital losses -- net (Note 4).............................                           (31,555)
                                                                                                      ------------
Net Assets -- Equivalent to $1.00 per share based on 327,204,596 shares of
beneficial interest outstanding.................................................                      $327,173,041
                                                                                                      ============

See Notes to Financial Statements.



CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997
--------------------------------------------------------------------------------

Investment Income (Note 1c):
Interest and amortization of premium and discount earned........................                       $11,053,201
Expenses:
Investment advisory fees (Note 2)...............................................     $1,508,892
Distribution fees (Note 2)......................................................        372,783
Transfer agent fees (Note 2)....................................................         56,924
Professional fees...............................................................         56,297
Accounting services (Note 2)....................................................         52,081
Registration fees (Note 1d).....................................................         42,778
Custodian fees..................................................................         28,467
Printing and shareholder reports................................................         18,556
Pricing fees....................................................................         12,522
Trustees' fees and expenses.....................................................          2,719
Amortization of organization expenses (Note 1d).................................            598
Other...........................................................................          4,058
                                                                                     ----------
Total expenses..................................................................                         2,156,675
                                                                                                       -----------
Investment income -- net........................................................                         8,896,526
                                                                                                       -----------
Net Increase in Net Assets Resulting from Operations............................                       $ 8,896,526
                                                                                                       ===========

See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                       For the Year Ended
                                                                                            March 31,
                                                                               --------------------------------------
                                                                                       1997               1996
Increase (Decrease) in Net Assets:
---------------------------------------------------------------------------------------------------------------------
Operations:
Investment income -- net .................................................     $     8,896,526        $     8,285,646
                                                                               ---------------        ---------------
Net increase in net assets resulting from operations .....................           8,896,526              8,285,646
                                                                               ---------------        ---------------
Dividends to Shareholders (Note 1e):
Investment income -- net .................................................          (8,896,526)            (8,285,646)
                                                                               ---------------        ---------------
Net decrease in net assets resulting from dividends to shareholders ......          (8,896,526)            (8,285,646)
                                                                               ---------------        ---------------
Beneficial Interest Transactions (Note 3):
Net proceeds from sale of shares .........................................       1,162,499,097          1,007,207,668
Net asset value of shares issued to shareholders in reinvestment
of dividends (Note 1e) ...................................................           8,896,416              8,285,698
                                                                               ---------------        ---------------
                                                                                 1,171,395,513          1,015,493,366
Cost of shares redeemed ..................................................      (1,126,409,501)          (970,961,402)
                                                                               ---------------        ---------------
Net increase in net assets derived from beneficial interest transactions..          44,986,012             44,531,964
                                                                               ---------------        ---------------
Net Assets:
Total increase in net assets .............................................          44,986,012             44,531,964
Beginning of year ........................................................         282,187,029            237,655,065
                                                                               ---------------        ---------------
End of year ..............................................................     $   327,173,041        $   282,187,029
                                                                               ===============        ===============

See Notes to Financial Statements.


CMA OHIO MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following per share data and ratios have been derived
from information provided in the financial statements.                             For the Year Ended March 31,
                                                 ----------------------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:             1997               1996              1995             1994              1993
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of year ...........   $      1.00       $      1.00       $      1.00       $      1.00      $      1.00
                                                 -----------       -----------       -----------       -----------      -----------
Investment income -- net .....................           .03               .03               .03               .02              .02
                                                 -----------       -----------       -----------       -----------      -----------
Total from investment operations .............           .03               .03               .03               .02              .02
                                                 -----------       -----------       -----------       -----------      -----------
Less dividends from investment income -- net..          (.03)             (.03)             (.03)             (.02)            (.02)
                                                 -----------       -----------       -----------       -----------      -----------
Net asset value, end of year .................   $      1.00       $      1.00       $      1.00       $      1.00      $      1.00
                                                 ===========       ===========       ===========       ===========      ===========

Total Investment Return ......................         2.99%             3.27%             2.65%             1.88%            2.27%
                                                 ===========       ===========       ===========       ===========      ===========

Ratios to Average Net Assets:
Expenses .....................................          .71%              .73%              .74%              .72%             .74%
                                                 ===========       ===========       ===========       ===========      ===========

Investment income -- net ...................           2.94%             3.21%             2.64%             1.86%            2.24%
                                                 ===========       ===========       ===========       ===========      ===========

Supplemental Data:
Net assets, end of year (in thousands) .....     $   327,173       $   282,187       $   237,655       $   213,655      $   187,344
                                                 ===========       ===========       ===========       ===========      ===========

See Notes to Financial Statements.

CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
1. Significant Accounting Policies:

CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Deferred organization expenses and prepaid registration fees -- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders -- The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company

CMA OHIO MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. Shares of Beneficial Interest:

The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:

At March 31, 1997, the Fund had a net capital loss carryforward of approximately $32,000, of which $23,000 expires in 2000, $5,000 expires in 2001 and $4,000 expires in 2002. This amount will be available to offset like amounts of any future taxable gains.

--------------------------------------------------------------------------------
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
INDEPENDENT AUDITORS' REPORT
--------------------------------------------------------------------------------

THE BOARD OF TRUSTEES AND SHAREHOLDERS,
CMA PENNSYLVANIA MUNICIPAL MONEY FUND
OF CMA MULTI-STATE MUNICIPAL SERIES TRUST:


We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.



We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at March 31, 1997 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of CMA Pennsylvania Municipal Money Fund of CMA Multi-State Municipal Series Trust as of March 31, 1997, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey

May 2, 1997

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997                      (IN THOUSANDS)

-------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                               ISSUE                                                 (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA--                Allegheny County, Pennsylvania, Hospital Development Authority
96.1%                         Revenue Bonds, VRDN (a):
                    $ 1,000     (Allegheny General Hospital), Series B, 3.45% due 9/01/2010 ................. $    1,000
                        400     (Presbyterian University Hospital), Series B2, 3.50% due 3/01/2018 ..........        400
                      6,500   Allegheny County, Pennsylvania, IDA, Pollution Revenue Bonds (Duquesne
                              Light Project), CP, Series A, 3.70% due 2/05/1998 .............................      6,500
                      9,900   Allegheny County, Pennsylvania, IDA, Revenue Bonds (United Jewish
                              Federation Project), VRDN, Series A, 3.60% due 10/01/2026 (a) .................      9,900
                      6,000   Allegheny County, Pennsylvania, IDA, Revenue Refunding Bonds
                              (Commercial Development Parkway Center Mall Project), VRDN, Series A,
                              3.60% due 5/01/2009 (a) .......................................................      6,000
                              Beaver County, Pennsylvania, IDA, PCR:
                      4,200     (Duquesne Light Project), CP, 3.60% due 7/09/1997 ...........................      4,200
                      5,100     (Duquesne Light Project), CP, AMT, Series A, 3.50% due 7/15/1997 ............      5,100
                      1,000     (Duquesne Light Project), CP, Series 94, 2.60% due 4/01/1997 ................      1,000
                      4,000     Refunding (Atlantic Richfield Project), VRDN, 3.45% due 12/01/2020 (a) ......      4,000
                     10,000     Refunding (Toledo Edison Project), CP, Series E, 3.70% due 12/04/1997 .......     10,000
                              Berks County, Pennsylvania IDA, IDR:
                      4,100     (Citizens Utilities Co. Projects), CP, AMT, Series A, 3.45% due 6/13/1997 ...      4,100
                      2,425     (Valley Forge Company, Inc. Project), VRDN, AMT, Series A,
                                3.85% due 9/01/2006 (a) .....................................................      2,425
                      4,830   Bucks County, Pennsylvania, IDA, Environmental Improvement Revenue
                              Refunding Bonds (USX Corporate Project), 3.45% due 8/05/1997 ..................      4,830
                              Carbon County, Pennsylvania, IDA, Resource Recovery Revenue Bonds
                              (Panther Creek Partners), CP, AMT:
                      4,050     Series A, 3.55% due 5/14/1997 ...............................................      4,050
                      4,445     Series A, 3.50% due 7/15/1997 ...............................................      4,445
                      6,200     Series A, 3.50% due 7/25/1997 ...............................................      6,200
                      2,550     Series B, 3.40% due 4/10/1997 ...............................................      2,550
                     14,540     Series B, 3.60% due 7/09/1997 ...............................................     14,540
                      2,000   Delaware County, Pennsylvania, Authority Revenue Bonds (Widener
                              University Inc.), VRDN, 3.60% due 7/01/2014 (a) ...............................      2,000
                        500   Delaware County, Pennsylvania, IDA, PCR (BP Oil Inc. Project), UPDATES,
                              3.70% due 12/01/2009 (a) ......................................................        500
                              Eagle Tax Exempt Trust, VRDN (a):
                      4,300     Series 94, 3.61% due 5/01/2008 ..............................................      4,300
                      5,700     Series 96C, 3.56% due 5/01/2014 .............................................      5,700
                      5,900     Series A, 3.46% due 7/01/2025 ...............................................      5,900


-------------------------------------------------------------------------------
PORTFOLIO ABBREVIATIONS FOR CMA PENNSYLVANIA MUNICIPAL MONEY FUND

ACES(SM)     Adjustable Convertible Extendable Securities
AMT          Alternative Minimum Tax (subject to)
CP           Commercial Paper
GO           General Obligation Bonds
IDA          Industrial Development Authority
IDR          Industrial Development Revenue Bonds
M/F          Multi-Family
PCR          Pollution Control Revenue Bonds
S/F          Single-Family
TAN          Tax Anticipation Notes
TRAN         Tax Revenue Anticipation Notes
UPDATES      Unit Price Daily Adjustable Tax-Exempt Securities
UT           Unlimited Tax
VRDN         Variable Rate Demand Notes

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONTINUED)                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                               ISSUE                                                 (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA                  Emmaus, Pennsylvania, General Authority Revenue Bonds, VRDN (a):
(CONTINUED)         $ 3,300     Sub-Series B-12, 3.55% due 3/01/2024 ........................................ $    3,300
                      3,300     Sub-Series C-8, 3.55% due 3/01/2024 .........................................      3,300
                      5,400     Sub-Series E-7, 3.55% due 3/01/2024 .........................................      5,400
                      3,500     Sub-Series F-7, 3.55% due 3/01/2024 .........................................      3,500
                      5,000     Sub-Series F-8, 3.55% due 3/01/2024 .........................................      5,000
                      6,800     Sub-Series G-7, 3.55% due 3/01/2024 .........................................      6,800
                      2,700   Erie County, Pennsylvania, IDA, Revenue Bonds (McInnes Steel Co.),
                              VRDN, AMT, 3.80% due 11/01/2001 (a) ...........................................      2,700
                      8,900   Geisinger, Pennsylvania, Health System Revenue Bonds, VRDN, Series B,
                              3.70% due 7/01/2022 (a) .......................................................      8,900
                     10,000   Harrisburg, Pennsylvania, Revenue Bonds (Pool Financing Authority
                              Fund), VRDN, 3.60% due 7/01/2021 (a) ..........................................     10,000
                      2,000   Jeannette, Pennsylvania, Health Service Authority, Hospital Revenue
                              Bonds (Jeannette District Memorial Hospital), VRDN, Series B, 3.60%
                              due 11/01/2018 (a) ............................................................      2,000
                      5,940   Lancaster County, Pennsylvania, Hospital Authority, Health Center
                              Revenue Bonds (Masonic Homes Project), VRDN, 3.65% due 7/01/2027 (a) ..........      5,940
                      2,000   Montgomery County, Pennsylvania, GO, VRDN, UT, 3.55% due 11/15/2001 (a) .......      2,000
                     18,000   Montgomery County, Pennsylvania, Higher Education and Health Authority
                              Revenue Bonds (Pennsylvania Higher Education & Health Loan), VRDN,
                              Series A, 3.70% due 8/01/2021 (a) .............................................     18,000
                              Montgomery County, Pennsylvania, IDA, Revenue Bonds
                              (Merck & Co. Project), Series A:
                     10,000     CP, 3.40% due 4/16/1997 .....................................................     10,000
                      1,700     VRDN, 3.90% due 10/01/2017 (a) ..............................................      1,700
                      4,250   Montgomery County, Pennsylvania, IDA, Revenue Refunding Bonds (Commercial
                              Development--Valley Forge Plaza), VRDN, 3.40% due 12/01/2013 (a) ..............      4,250
                      3,850   Montour County, Pennsylvania, IDA, PCR (Merck & Co. Project), VRDN,
                              Series A, 3.65% due 10/01/2003 (a) ............................................      3,850
                      3,500   Moon, Pennsylvania, IDA, Commercial Development Revenue Bonds (One
                              Thorn Run Center Project), VRDN, Series A, 3.60% due 11/01/2015 (a) ...........      3,500
                      5,000   Northeastern Pennsylvania, Hospital and Education Authority Revenue
                              Bonds (Allhealth Pooled Financing Program), VRDN, 3.70% due 7/01/2026 (a) .....      5,000
                              Pennsylvania Economic Development Financing Authority, Economic
                              Development Revenue Bonds, VRDN (a):
                      1,200     (Erie Forge & Steel Project), AMT, Series B-4, 3.75% due 12/01/1999 .........      1,200
                      1,600     (Erie Plating Company Project), AMT, Series B-5, 3.75% due 12/01/2004 .......      1,600
                      5,300     (Gutchess Hardwoods Project), Series B, 3.60% due 4/01/2005 .................      5,300
                      5,000     AMT, Series D-7, 3.75% due 8/01/2022 ........................................      5,000
                      2,000     AMT, Series F-5, 3.75% due 12/01/2006 .......................................      2,000
                      2,000     AMT, Series I-3, 3.75% due 12/01/2011 .......................................      2,000
                      1,170     (Wendt Dunnington Co. Project), VRDN, AMT, 3.55% due 9/01/2010 (a) ..........      1,170
                              Pennsylvania Energy Development Authority, Energy Development Revenue
                              Bonds, VRDN, AMT (a):
                      5,650     (BIW Ebensburg Project), 3.45% due 12/01/2011 ...............................      5,650
                     14,000     (Piney Creek Project), Series A, 3.50% due 12/01/2011 .......................     14,000
                        900     (Piney Creek Project), Series C, 3.50% due 12/01/2011 .......................        900
                      4,000   Pennsylvania Intergovernmental Cooperative Authority, Special Tax
                              Revenue Refunding Bonds (Philadelphia Funding Project), 5% due
                              6/15/1997 (c) .................................................................      4,010
                              Pennsylvania State Higher Education Assistance Agency, Student Loan
                              Revenue Bonds, VRDN (a):
                      3,100     AMT, Series A, 3.50% due 1/01/2018 ..........................................      3,100
                     15,000     AMT, Series A, 3.30% due 3/01/2027 ..........................................     15,000
                      1,800     Series C, 3.50% due 7/01/2018 ...............................................      1,800

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
SCHEDULE OF INVESTMENTS AS OF MARCH 31, 1997 (CONCLUDED)                                                   (IN THOUSANDS)
-------------------------------------------------------------------------------------------------------------------------
                      FACE                                                                                        VALUE
STATE                AMOUNT                               ISSUE                                                 (NOTE 1a)
-------------------------------------------------------------------------------------------------------------------------
PENNSYLVANIA        $ 3,400   Pennsylvania State Higher Educational Facilities Authority, College
(CONCLUDED)                   and University Revenue Refunding Bonds (Pennsylvania College of
                              Optometry), VRDN, 3.40% due 3/01/2026 (a) ..................................... $    3,400
                              Pennsylvania State Higher Educational Facilities Authority, Revenue
                              Refunding Bonds, Series C (a):
                      7,300     (Carnegie Mellon University), VRDN, 3.70% due 11/01/2029 ....................      7,300
                     10,000     (Thomas Jefferson University), ACES, 3.50% due 5/30/1997 ....................     10,000
                     10,000   Pennsylvania State, TAN, First Series, 4.50% due 6/30/1997 ....................     10,018
                      2,560   Philadelphia, Pennsylvania, Authority for Industrial Development
                              Revenue Bonds (David Michael & Co. Inc.), VRDN, AMT, 3.85% due
                              10/01/2006 (a) ................................................................      2,560
                              Philadelphia, Pennsylvania, Hospitals and Higher Educational
                              Facilities Authority, Hospital Revenue Bonds, VRDN (a):
                      4,600     (Children's Hospital of Philadelphia Project), 3.70% due 3/01/2027 ..........      4,600
                      2,280     Refunding (Pennsylvania Hospital), Series B, 3.40% due 7/01/2023 (c) ........      2,280
                      4,425   Philadelphia, Pennsylvania, Redevelopment Authority, M/F Housing Revenue
                              Refunding Bonds (Courts Project), VRDN, Series A, 3.40% due 6/01/2025 (a) .....      4,425
                     14,545   Philadelphia, Pennsylvania, School District, TRAN, 4.50% due 6/30/1997 ........     14,567
                     22,200   Philadelphia, Pennsylvania, TRAN, Series A, 4.50% due 6/30/1997 ...............     22,235
                      1,450   Pittsburgh, Pennsylvania, Urban Redevelopment Authority, S/F Mortgage
                              Revenue Bonds, AMT, Series C, 3.65% due 6/01/1997 (b) .........................      1,450
                      2,200   Red Lion, Pennsylvania, Area School District, TRAN, 4.25% due 6/30/1997 .......      2,202
                      3,400   Scranton-Lackawanna, Pennsylvania, Health and Welfare Authority,
                              Hospital Facilities Revenue Refunding Bonds (Mercy Health Systems),
                              VRDN, Series A, 3.45% due 12/01/2021 (a) ......................................      3,400
                     15,000   Temple University of the Commonwealth System of Higher Education,
                              Pennsylvania, University Funding Obligations, 4.625% due 5/20/1997 ............     15,018
                              Venango, Pennsylvania, IDA, Resource Recovery Revenue Bonds (Scrubgrass
                              Project), CP, AMT:
                      2,000     3.40% due 4/10/1997 .........................................................      2,000
                      9,100     Refunding, Series A, 3.50% due 7/11/1997 ....................................      9,100
                      4,300     Refunding, Series B, 3.40% due 4/10/1997 ....................................      4,300
                      3,000   Westmoreland County, Pennsylvania, IDA, Revenue Bonds (National
                              Waste and Energy Corp.--Valley Landfill Expansion Project), AMT,
                              4.375% due 5/01/1997 ..........................................................      3,000
                     13,000   York, Pennsylvania, General Pooled Financing Authority Revenue Bonds,
                              VRDN, 3.50% due 9/01/2026 (a) .................................................     13,000
-------------------------------------------------------------------------------------------------------------------------
PUERTO RICO--                 Puerto Rico Commonwealth, Government Development
4.0%                          Bank Revenue Bonds, CP:
                      5,000     3.25% due 4/03/1997 .........................................................      5,000
                      3,000     3.10% due 4/08/1997 .........................................................      3,000
                      9,000     3.50% due 4/09/1997 .........................................................      9,000
-------------------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS (COST--$429,365*)--100.1% ...................................    429,365
                              LIABILITIES IN EXCESS OF OTHER ASSETS--(0.1%) .................................       (469)
                                                                                                              ----------
                              NET ASSETS--100.0% ............................................................ $  428,896
                                                                                                              ==========
-------------------------------------------------------------------------------------------------------------------------

(a)The interest rate is subject to change periodically based on certain indexes. The interest rate shown is the rate in effect at March 31, 1997.
(b)GNMA Collateralized.
(c)FGIC Insured.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF ASSETS AND LIABILITIES AS OF MARCH 31, 1997

----------------------------------------------------------------------------------------------------------------------------
ASSETS:
Investments, at value (identified cost--$429,364,743) (Note 1a) ....................                         $   429,364,743
Cash ...............................................................................                                  83,162
Interest receivable ................................................................                               3,346,944
Prepaid registration fees and other assets (Note 1d) ...............................                                  22,163
                                                                                                             ---------------
Total assets .......................................................................                             432,817,012
                                                                                                             ---------------
LIABILITIES:
Payables:
 Securities purchased ..............................................................    $     3,500,000
 Investment adviser (Note 2) .......................................................            181,321
 Distributor (Note 2) ..............................................................            127,692
 Dividends to shareholders (Note 1e) ...............................................                196
 Beneficial interest redeemed ......................................................                 30            3,809,239
                                                                                        ---------------
Accrued expenses and other liabilities .............................................                                 111,704
                                                                                                             ---------------
Total liabilities ..................................................................                               3,920,943
                                                                                                             ---------------
NET ASSETS .........................................................................                         $   428,896,069
                                                                                                             ===============
NET ASSETS CONSIST OF:
Shares of beneficial interest, $0.10 par value, unlimited number of shares
authorized .........................................................................                         $    42,892,078
Paid-in capital in excess of par ...................................................                             386,028,378
Accumulated realized capital losses--net (Note 4) ..................................                                 (24,387)
                                                                                                             ---------------
NET ASSETS--Equivalent to $1.00 per share based on 428,920,781 shares of
beneficial interest outstanding ....................................................                         $   428,896,069
                                                                                                             ===============

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENT OF OPERATIONS FOR THE YEAR ENDED MARCH 31, 1997

-----------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME (NOTE 1c):
Interest and amortization of premium and discount earned ...........................                         $    14,404,354

EXPENSES:
Investment advisory fees (Note 2) ..................................................    $     2,013,273
Distribution fees (Note 2) .........................................................            496,888
Transfer agent fees (Note 2) .......................................................            102,555
Registration fees (Note 1d) ........................................................             64,766
Accounting services (Note 2) .......................................................             59,661
Professional fees ..................................................................             53,522
Printing and shareholder reports ...................................................             34,490
Custodian fees .....................................................................             33,645
Pricing fees .......................................................................              7,255
Trustees' fees and expenses ........................................................              3,930
Other ..............................................................................              5,563
 ...................................................................................    ---------------
Total expenses .....................................................................                               2,875,548
                                                                                                             ---------------
Investment income--net .............................................................                              11,528,806
REALIZED LOSS ON INVESTMENTS--NET (NOTE 1c) ........................................                                  (1,453)
                                                                                                             ---------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ...............................                         $    11,527,353
                                                                                                             ===============

See Notes to Financial Statements.


CMA PENNSYLVANIA MUNICIPAL MONEY FUND
STATEMENTS OF CHANGES IN NET ASSETS

----------------------------------------------------------------------------------------------------------------------------
                                                                                                 For the Year Ended
                                                                                                      March 31,
                                                                                        ------------------------------------
                                                                                               1997               1996
Increase (Decrease) in Net Assets:
----------------------------------------------------------------------------------------------------------------------------
OPERATIONS:
Investment income--net .............................................................    $    11,528,806      $    12,163,742
Realized loss on investments--net ..................................................             (1,453)                  --
                                                                                        ---------------      ---------------
Net increase in net assets resulting from operations ...............................         11,527,353           12,163,742
                                                                                        ---------------      ---------------
DIVIDENDS TO SHAREHOLDERS (NOTE 1e):
Investment income--net .............................................................        (11,525,719)         (12,163,742)
                                                                                        ---------------      ---------------
Net decrease in net assets resulting from dividends to shareholders ................        (11,525,719)         (12,163,742)
                                                                                        ---------------      ---------------
BENEFICIAL INTEREST TRANSACTIONS (NOTE 3):
Net proceeds from sale of shares ...................................................      1,355,806,175        1,486,225,661
Net asset value of shares issued to shareholders in reinvestment of
dividends (Note 1e) ................................................................         11,525,515           12,166,441
                                                                                        ---------------      ---------------
                                                                                          1,367,331,690        1,498,392,102
Cost of shares redeemed ............................................................     (1,355,166,461)      (1,435,297,725)
                                                                                        ---------------      ---------------
Net increase in net assets derived from beneficial interest
transactions .......................................................................         12,165,229           63,094,377
                                                                                        ---------------      ---------------
NET ASSETS:
Total increase in net assets .......................................................         12,166,863           63,094,377
Beginning of year ..................................................................        416,729,206          353,634,829
                                                                                        ---------------      ---------------
End of year ........................................................................    $   428,896,069      $   416,729,206
                                                                                        ===============      ===============

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
FINANCIAL HIGHLIGHTS

------------------------------------------------------------------------------------------------------------------------------
The following per share data and ratios have been derived from information provided in the financial statements.
                                                                                  For the Year Ended March 31,
                                                       -----------------------------------------------------------------------
Increase (Decrease) in Net Asset Value:                     1997           1996           1995            1994           1993
------------------------------------------------------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year                     $     1.00     $     1.00     $     1.00     $     1.00      $     1.00
                                                       ----------     ----------     ----------     ----------      ----------
Investment income--net                                        .03            .03            .03            .02             .02
                                                       ----------     ----------     ----------     ----------      ----------
Total from investment operations                              .03            .03            .03            .02             .02
                                                       ----------     ----------     ----------     ----------      ----------
Less dividends from investment income--net                   (.03)          (.03)          (.03)          (.02)           (.02)
                                                       ----------     ----------     ----------     ----------      ----------
Net asset value, end of year                           $     1.00     $     1.00     $     1.00     $     1.00      $     1.00
                                                       ==========     ==========     ==========     ==========      ==========
TOTAL INVESTMENT RETURN                                     2.89%          3.20%          2.65%          1.87%           2.29%
                                                       ==========     ==========     ==========     ==========      ==========
RATIOS TO AVERAGE NET ASSETS:
Expenses                                                     .71%           .72%           .71%           .72%            .72%
                                                       ==========     ==========     ==========     ==========      ==========
Investment income--net                                      2.86%          3.13%          2.64%          1.85%           2.22%
                                                       ==========     ==========     ==========     ==========      ==========
SUPPLEMENTAL DATA:
Net assets, end of year (in thousands)                 $  428,896     $  416,729     $  353,635     $  336,853      $  318,954
                                                       ==========     ==========     ==========     ==========      ==========

See Notes to Financial Statements.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES:
CMA Pennsylvania Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and back-up withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

(f) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $3,087 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net asset value per share.

2. INVESTMENT ADVISORY AGREEMENT AND TRANSACTIONS WITH AFFILIATES:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: 0.50% of the first $500 million of average daily net assets; 0.425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.375% of average daily net assets in excess of $1 billion.

CMA PENNSYLVANIA MUNICIPAL MONEY FUND
NOTES TO FINANCIAL STATEMENTS (CONCLUDED)
--------------------------------------------------------------------------------

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of 0.125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, and/or ML & Co.

3. SHARES OF BENEFICIAL INTEREST:
The number of shares purchased and redeemed during the period corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. CAPITAL LOSS CARRYFORWARD:
At March 31, 1997, the Fund had a net capital loss carryforward of approximately $24,000, of which $13,000 expires in 2002 and $11,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

                      [This page intentionally left blank]

                               TABLE OF CONTENTS


                                        PAGE
                                        -----
Investment Objectives and Policies....      2
Management of the Trust...............      5
  Trustees and Officers...............      5
  Compensation of Trustees............      6
  Management and Advisory
     Arrangements.....................      9
Purchase and Redemption of Shares.....     10
Portfolio Transactions................     11
Determination of Net Asset Value......     13
Yield Information.....................     13
Taxes.................................     14
  Federal.............................     14
  State...............................     16
General Information...................     20
  Description of Series and Shares....     20
  Custodian and Transfer Agent........     20
  Independent Auditors................     20
  Legal Counsel.......................     21
  Reports to Shareholders.............     21
  Additional Information..............     21
Appendices............................    A-1
Financial Statements..................   FS-1



                                                                Code #16818-0797

CMA MULTI-STATE
MUNICIPAL SERIES TRUST
- ARIZONA
- CALIFORNIA
- CONNECTICUT
- MASSACHUSETTS
- MICHIGAN
- NEW JERSEY
- NEW YORK
- NORTH CAROLINA
- OHIO
- PENNSYLVANIA

------------------------------------------------------

STATEMENT OF
ADDITIONAL INFORMATION
------------------------------------------------------

                                                                   July 22, 1997


------------------------------------------------------
                                                                          (LOGO)

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS.
     (A) FINANCIAL STATEMENTS:
       Financial Statements contained in Part A:
            Financial Highlights for the period April 29, 1991 (commencement of operations)

          to March 31, 1992 and for each of the years in the five-year period ended March 31, 1997.

         Financial Statements contained in Part B:

             Schedule of Investments as of March 31, 1997.


           Statement of Assets and Liabilities as of March 31, 1997.


           Statement of Operations for the year ended March 31, 1997.


           Statements of Changes in Net Assets for each of the years in the two-year period ended March 31, 1997.


           Financial Highlights for each of the years in the five-year period ended March 31, 1997.


     (B) EXHIBITS:


         EXHIBIT
          NUMBER                                    DESCRIPTION
         --------   ---------------------------------------------------------------------------
           1. (a)   --Declaration of Trust of the Registrant dated February 6, 1987.(a)
              (b)   --Amendment to the Declaration of Trust.(a)
              (c)   --Instrument establishing CMA Michigan Municipal Money Fund (the "Fund")
                      as a series of the Registrant.(a)
           2.       --By-Laws of the Registrant.(a)
           3.       --None.
           4.       --Portion of the Declaration of Trust, Establishment and Designation and
                      By-Laws of the Registrant defining the rights of holders of shares of the
                      Fund as a series of the Registrant.(b)
           5. (a)   --Form of Management Agreement between the Registrant and Fund Asset
                      Management, L.P.(a)
              (b)   --Supplement to the Management Agreement with Fund Asset Management,
                      L.P.(c)
           6.       --Form of Distribution Agreement between the Registrant and Merrill Lynch,
                      Pierce, Fenner & Smith Incorporated.(a)
           7.       --None.
           8.       --Form of Custody Agreement between the Registrant and State Street Bank and Trust Company.(a)
           9. (a)   --Amended Transfer Agency, Shareholder Servicing Agency and Proxy Agency
                      Agreement between the Registrant and Merrill Lynch Financial Data
                      Services, Inc.(a)
              (b)   --Form of Cash Management Account Agreement.(a)
          10.       --None.
          11.       --Consent of Deloitte & Touche LLP, independent auditors for the
                      Registrant.
          12.       --None.
          13.       --Certificate of Fund Asset Management, L.P.(a)
          14.       --None.
          15.       --Form of Distribution and Shareholder Servicing Plan between the
                      Registrant and Merrill Lynch, Pierce, Fenner & Smith Incorporated.(a)
          16. (a)   --Schedule for computation of each performance quotation provided in the
                      Registration Statement in response to Item 22.(a)
              (b)   --Schedule for computation of each performance quotation provided in the
                      Registration Statement in response to Item 22.(d)
          17.       --Financial Data Schedule.


---------------
(a) Previously filed pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements as an exhibit to Post-Effective Amendment No. 5 to Registrant's Registration Statement (the "Registration Statement") on Form N-1A filed on July 31, 1995.

(b) Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 5 to the Registration Statement; to the Certificate of Establishment and Designation establishing the Fund as a series of the Registrant, filed as Exhibit 1(c) to Post-Effective Amendment No. 5 to the Registration

    Statement; and to Articles I, V and VI of the Registrant's By-Laws, filed as
    Exhibit 2 to Post-Effective Amendment No. 5 to the Registration Statement.
(c) Filed on July 29, 1994 as an exhibit to Post-Effective Amendment No. 4 to the Registration Statement.
(d) Filed on July 31, 1995 as an exhibit to Post-Effective Amendment No. 5 to the Registration Statement.

     Reference is made to the Registration Statements under the Securities Act of 1933 on Form N-1A in connection with exhibits relating to the CMA Arizona Municipal Money Fund (File No. 33-54492), CMA California Municipal Money Fund (File No. 33-20580), CMA Connecticut Municipal Money Fund (File No. 33-38833), CMA Massachusetts Municipal Money Fund (File No. 33-34610), CMA New Jersey Municipal Money Fund (File No. 33-34609), CMA New York Municipal Money Fund (File No. 33-20463), CMA North Carolina Municipal Money Fund (File No. 33-38780), CMA Ohio Municipal Money Fund (File No. 33-38835) and CMA Pennsylvania Municipal Money Fund (File No. 33-34608).

ITEM 25.PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

        None.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES.


                                                                             NUMBER OF
                                                                              HOLDERS
                               TITLE OF CLASS                             AT MAY 31, 1997
      ----------------------------------------------------------------    ----------------
      Shares of beneficial interest, par value $0.10 per share........         4,655


      ---------------------
      Note: The number of holders shown above includes holders of record plus beneficial owners, whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION.

     Section 5.3 of the Registrant's Declaration of Trust provides as follows:

          "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interests of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no Shareholder shall be personally liable to any person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

     The Registrant's By-Laws provide that insofar as the conditional advancing of indemnification moneys pursuant to Section 5.3 of the Declaration of Trust for actions based upon the Investment Company Act of

1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

     In Section 8 of the Distribution Agreement relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933 (the "Act"), against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

     Insofar as indemnification for liabilities arising under the Act may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.


ITEM 28. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER.



     Fund Asset Management, L.P. (the "Manager" or "FAM") acts as the investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Emerging Tigers Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc. and The Municipal Fund Accumulation Program, Inc.; and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Debt Strategies Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc., Merrill Lynch Municipal Strategy Fund, Inc., MuniAssets Fund, Inc., MuniEnhanced Fund, Inc., MuniHoldings Fund, Inc., MuniInsured Fund, Inc., MuniVest Florida Fund, MuniVest Fund, Inc., MuniVest Fund II, Inc., MuniVest Michigan Insured Fund, Inc., MuniVest New Jersey Fund, Inc., MuniVest Pennsylvania Insured Fund, MuniYield Arizona Fund, Inc., MuniYield California Fund, Inc., MuniYield California Insured Fund, Inc., MuniYield California Insured Fund II, Inc., MuniYield Florida Fund, MuniYield Florida Insured Fund, MuniYield Fund, Inc., MuniYield Insured Fund, Inc., MuniYield Michigan Fund, Inc., MuniYield Michigan Insured Fund, Inc., MuniYield New Jersey Fund, Inc., MuniYield New Jersey Insured Fund, Inc., MuniYield New York Insured Fund, Inc., MuniYield New York Insured Fund II, Inc., MuniYield Pennsylvania Fund, MuniYield Quality Fund, Inc., MuniYield Quality Fund II, Inc., Senior High Income Portfolio, Inc., Taurus MuniCalifornia Holdings, Inc., Taurus MuniNewYork Holdings, Inc. and Worldwide DollarVest Fund, Inc.

     Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of FAM, acts as investment adviser for the following open-end investment companies: Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund for Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Global Value Fund, Inc., Merrill Lynch Intermediate Government Bond Fund, Merrill Lynch Growth Fund, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S.A. Government Reserves, Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch Utility Income Fund, Inc., Merrill Lynch Variable Series Fund, Inc. and Hotchkis and Wiley Funds (advised by Hotchkis and Wiley, a division of MLAM); and for the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.



     The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, and MLAM, Princeton Services, Inc. ("Princeton Services") and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML & Co.") is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281. The address of Merrill Lynch Financial Data Services, Inc. ("MLFDS") is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.



     Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since April 1, 1995 for his, her or its own account or in the capacity of director, officer, employee, partner or trustee. In addition, Mr. Zeikel is President, Mr. Glenn is Executive Vice President and Mr. Richard is Treasurer of all or substantially all of the investment companies described in the preceding paragraph. Messrs. Zeikel, Glenn and Richard also hold the same position with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Manager and Messrs. Giordano, Harvey, Kirstein and Monagle are directors or officers of one or more of such companies.



                                POSITION(S) WITH                OTHER SUBSTANTIAL BUSINESS,
           NAME                      MANAGER                 PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  -----------------------  ------------------------------------------------
ML & Co. ..................  Limited Partner          Financial Services Holding Company, Limited
                                                        Partner of MLAM
Princeton Services.........  General Partner          General Partner of MLAM
Arthur Zeikel..............  President                President of MLAM; President and Director of
                                                        Princeton Services; Director of Merrill Lynch
                                                        Funds Distributor, Inc. ("MLFD"); Executive
                                                        Vice President of ML & Co.
Terry K. Glenn.............  Executive Vice           Executive Vice President of MLAM; Executive Vice
                               President                President and Director of Princeton Services;
                                                        President and Director of MLFD; Director of
                                                        MLFDS; President of Princeton Administrators,
                                                        L.P.

                                POSITION(S) WITH                OTHER SUBSTANTIAL BUSINESS,
           NAME                      MANAGER                 PROFESSION, VOCATION OR EMPLOYMENT
---------------------------  -----------------------  ------------------------------------------------
Vincent R. Giordano........  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Elizabeth Griffin..........  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Norman R. Harvey...........  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Michael J. Hennewinkel.....  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Philip L. Kirstein.........  Senior Vice President,   Senior Vice President, General Counsel, and
                               General Counsel and      Secretary of MLAM; Senior Vice President,
                               Secretary                General Counsel, Director and Secretary of
                                                        Princeton Services; Director of MLFD
Ronald M. Kloss............  Senior Vice President    Senior Vice President and Controller of MLAM;
                               and Controller           Senior Vice President and Controller of
                                                        Princeton Services
Stephen M.M. Miller........  Senior Vice President    Executive Vice President of Princeton
                                                        Administrators, L.P.; Senior Vice President of
                                                        Princeton Services
Joseph T. Monagle, Jr. ....  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Michael L. Quinn...........  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services; Managing
                                                        Director and First Vice President of Merrill
                                                        Lynch from 1989 to 1995
Richard L. Reller..........  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services
Gerald M. Richard..........  Senior Vice President    Senior Vice President and Treasurer of MLAM;
                               and Treasurer            Senior Vice President and Treasurer of
                                                        Princeton Services; Vice President and
                                                        Treasurer of MLFD
Ronald L. Welburn..........  Senior Vice President    Senior Vice President of MLAM; Senior Vice
                                                        President of Princeton Services


ITEM 29. PRINCIPAL UNDERWRITERS.

     (a) Merrill Lynch acts as the principal underwriter for the Registrant. Merrill Lynch also acts as the principal underwriter for each of the following open-end investment companies referred to in the first paragraph of Item 28: CBA Money Fund, nine other series of CMA Multi-State Municipal Series Trust, CMA Money Fund, CMA Tax-Exempt Fund, CMA Treasury Fund, CMA Government Securities Fund, The Corporate Fund Accumulation Program, Inc. and The Municipal Fund Accumulation Program, Inc. and also acts as the principal underwriter for each of the closed-end investment companies referred to in the first paragraph of
Item 28, and as the depositor of the following unit investment trusts: The Corporate Income Fund, Municipal Investment Trust Fund, The ML Trust for Government Guaranteed Securities and The Government Securities Income Fund.


     (b) Set forth below is information concerning each director and executive officer of Merrill Lynch. The principal business address of each such person is World Financial Center, North Tower, 250 Vesey Street, New York, New York 10281.

                                            POSITION(S) AND OFFICER(S)         POSITION(S) AND OFFICER(S)
                NAME                            WITH MERRILL LYNCH                  WITH REGISTRANT
------------------------------------  ---------------------------------------  --------------------------
Stephen L. Hammerman................  Chairman                                            None
Herbert M. Allison, Jr..............  President and Chief Executive Officer               None
John L. Steffens....................  Executive Vice President and Director               None
David H. Komansky...................  Director                                            None
Barry S. Friedberg..................  Executive Vice President                            None
Edward L. Goldberg..................  Executive Vice President                            None
Jerome P. Kenney....................  Executive Vice President                            None
Thomas H. Patrick...................  Executive Vice President                            None
Winthrop H. Smith, Jr. .............  Executive Vice President                            None
Roger M. Vasey......................  Executive Vice President                            None
George A. Schierren.................  General Counsel                                     None
Theresa Lang........................  Treasurer                                           None
Gregory T. Russo....................  Secretary                                           None


     (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and MLFDS, 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

     Other than as set forth under the caption "Management of the Trust--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under the caption "Management of the Trust--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, and in response to Item 31 in Part C of the Registration Statements of CMA Arizona Municipal Money Fund, CMA California Municipal Money Fund, CMA Connecticut Municipal Money Fund, CMA Massachusetts Municipal Money Fund, CMA New Jersey Municipal Money Fund, CMA New York Municipal Money Fund, CMA North Carolina Municipal Money Fund, CMA Ohio Municipal Money Fund, and CMA Pennsylvania Municipal Money Fund, the Registrant is not a party to any management-related services contract.

ITEM 32. UNDERTAKINGS.


     (a) Not applicable.



     (b) Not applicable.


     (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT TO THE REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO AND STATE OF NEW JERSEY, ON THE 21ST DAY OF JULY, 1997.



                                          CMA MULTI-STATE MUNICIPAL SERIES TRUST

                                               (Registrant)

                                          By        /s/  TERRY K. GLENN

                                            ------------------------------------
                                              (Terry K. Glenn, Executive Vice
                                                         President)

     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS AMENDMENT TO THE REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSON IN THE CAPACITY AND ON THE DATE INDICATED.


                SIGNATURE                                  TITLE                       DATE
------------------------------------------  ------------------------------------  --------------
              ARTHUR ZEIKEL*                President (Principal
------------------------------------------    Executive Officer) and
             (Arthur Zeikel)                  Trustee

            GERALD M. RICHARD*              Treasurer (Principal
------------------------------------------    Financial and Accounting
           (Gerald M. Richard)                Officer)

            RONALD W. FORBES*               Trustee
------------------------------------------
            (Ronald W. Forbes)

          CYNTHIA A. MONTGOMERY*            Trustee
------------------------------------------
         (Cynthia A. Montgomery)

            CHARLES C. REILLY*              Trustee
------------------------------------------
           (Charles C. Reilly)

              KEVIN A. RYAN*                Trustee
------------------------------------------
             (Kevin A. Ryan)

             RICHARD R. WEST*               Trustee
------------------------------------------
            (Richard R. West)

      *By        /S/  TERRY K. GLENN                                              July 21, 1997
------------------------------------------
                  (Terry K. Glenn,
            Attorney-in-Fact)

                                 EXHIBIT INDEX


         EXHIBIT
         NUMBER                                  DESCRIPTION
         ------ -----------------------------------------------------------------------------
           11.  --Consent of Deloitte & Touche LLP, independent auditors for the Registrant.
           17.  --Financial Data Schedule.